UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number(s) 811-22845

Barings Funds Trust

(Exact Name of Registrant as Specified in Charter)

550 South Tryon Street

Suite 3300

Charlotte, NC 28202

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (704) 805-7200

Janice M. Bishop

Secretary and Chief Legal Officer

c/o Barings LLC

Independence Wharf

470 Atlantic Avenue

Boston MA 02210

(Name and Address of Agent for Service)

Date of fiscal year end: June 30

Date of reporting period: December 31, 2016

Item 1. Reports to Stockholders.

BARINGS FUNDS TRUST

Semi-Annual Report

December 31, 2016

This page intentionally left blank.

Duncan Robertson

President,

Barings Funds Trust

Barings Funds Trust

Barings Global Floating Rate Fund

Barings Global Credit Income Opportunities Fund

Barings Active Short Duration Bond Fund

Barings Total Return Bond Fund

Barings Emerging Markets Debt Blended Total Return Fund

Barings Emerging Markets Local Currency Debt Fund

Barings Global High Yield Fund

Barings U.S. High Yield Fund

Dear Shareholder,

Thank you for your continued trust and partnership in 2016. The year was characterized by turbulence in markets and change on the geopolitical landscape. Markets got off to an inauspicious start with major stock indices and oil prices hitting their lows for the year in February before beginning an extended rebound that stretched through year end. Similarly, credit markets across the globe began the year in “risk off” mode but subsequently rebounded with asset classes including high yield bonds, senior secured loans and emerging market debt all experiencing strong returns for the full year.

In the political arena, few predicted a “Leave” result in the U.K.’s June European Union referendum (“Brexit”) vote, and even fewer predicted the meteoric rise of Donald Trump from political outsider to the winning candidate in November’s U.S. Presidential election. Even so, markets remained resilient, experiencing volatility around both events but ultimately sustaining a broad-based rally across risk assets, pushing equity markets to new all-time highs and resulting in tightened credit spreads across fixed income markets.

Looking ahead to 2017, we see reasons for continued optimism, while at the same time, recognizing a number of potential volatility triggers. The economic growth outlook has generally improved, helped in part by expectations of potential tax reform and deregulation under the Trump administration. The financial health of the corporate sector across developed and emerging markets also appears encouraging suggesting that fears of an impending end to the credit cycle may be overblown. But in similar fashion to 2016, we do not expect a completely smooth ride for markets in 2017. In fact, potential policy missteps by the Trump administration, headline risk around the Brexit negotiations and the outcome of several key elections in Europe all have the potential to spark renewed volatility in markets. Additionally, continued geopolitical tensions in the Middle East, question marks around the economic and political prospects for China and diverging monetary policies across developed and emerging markets all have the potential to complicate the picture for markets in 2017.

At Barings, we often find opportunity in markets during periods of volatility and change. The key is to be nimble and to adapt as the environment changes. This is also true in the way that we manage our own business—we believe that the ability to adapt to change is critical. This was the main driver behind our decision in 2016 to merge four Massachusetts Mutual Life Insurance Company affiliates (Babson Capital Management, Cornerstone Real Estate Advisers, Wood Creek Capital Management and Baring Asset Management) into the new Barings. While our investment process has stayed the same: a strict focus on bottom-up, fundamental analysis and long-term investing, we believe that this new global platform will help to provide our clients with solutions to meet their evolving needs and investment goals.

On behalf of the entire Barings team, we thank you for your partnership and trust, and we look forward to helping you achieve your investment objectives.

Sincerely,

Duncan Robertson

President

Cautionary Notice: Certain statements contained in this report may be “forward looking” statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date in which they are made and reflect management’s current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust’s trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trusts’ current or future investments. We undertake no obligation to publicly update these forward looking statements, whether as a result of new information, future events, or otherwise.

ALPS Distributors, Inc. is the distributor for the Barings mutual funds. ALPS and Barings are separate and unaffiliated. A prospectus can be obtained by calling 1.855.439.5459. Read the prospectus carefully before investing. Investors should carefully consider the investment objective, risks, charges and expenses of any mutual fund before investing. This and other important information is contained in the prospectus.

Barings Global Floating Rate Fund 2016 Semi-Annual Report

Investment Objective

The investment objective of the Barings Global Floating Rate Fund (“Global Floating Rate Fund” or the “Fund”) is to seek a high level of current income. Preservation of capital is a secondary goal.

Portfolio Management Commentary

How did the Fund perform?

∎	The Fund reported a net total rate of return for the six month reporting period from June 30, 2016 through December 31, 2016 of 7.43% and outperformed the Credit Suisse Global Loan Benchmark, which returned 5.36%.[1]

What factors influenced performance of the Fund?

∎	For the semi-annual reporting period, the Fund’s U.S. loans were the largest contributor to outperformance, contributing 247 basis points (“bps”). European loans contributed 32 bps and bonds contributed 8 bps to outperformance, while cash detracted 33 bps.

∎	All sectors in the Fund, except broadcasting (which was down 2.02%), generated positive returns during the six month period. The sectors that contributed the most to outperformance were metals / minerals (+87 bps) and energy (+85 bps). The two sectors that detracted the most from performance versus the Index were consumer non-durables (-6 bps) and broadcasting (-3 bps). The Fund’s top eight contributors were commodity-related, and six of the bottom 10 contributors were European companies.

Describe recent portfolio activity.

∎	The number of holdings in the portfolio decreased to 160 names from 187 during the six-month period, while the Fund’s asset size declined by $6.2 million to $160.4 million. Over the last six months, the Fund increased its exposure to the U.S. and reduced its exposure to Europe. The Fund’s U.S. exposure increased by 6.7%.

∎	However, despite the decrease in European exposure, the Fund remained overweight to European assets relative to the global senior secured loan market. The Fund increased its exposure to U.S. assets over the last six months as Barings found more attractive opportunities in the U.S. versus Europe. In Barings’ opinion, this exposure positions the Fund to capture the best risk-adjusted returns from the market.

∎	Over the last six months, two of the Fund’s top three industry exposures have changed—only healthcare, education & childcare remained in the top three. The Fund’s three largest sector exposures were healthcare, education & childcare (which increased 4.0%), oil and gas (which increased 3.5%) and diversified / conglomerate services (increased 1.5%). The two sector exposures that decreased the most during the period were chemicals, plastics & rubber, which declined 2.9%, and machinery non-agriculture, non-construction, non-electronic, which declined 2.0%.

[1]	Total return describes the return to an investor based on the Class Y net expense ratio and includes the reinvestment of dividends and capital gains. Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the Funds (or of the investment company) will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month end performance. The net asset value (NAV) will fluctuate with market conditions. All returns 1-year or less are cumulative. The Credit Suisse Global Loan Benchmark is a market capitalization weighted average of the Credit Suisse Leveraged Loan Index and the Credit Suisse Western European Leveraged Loan Index. The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. The Credit Suisse Western European Leveraged Loan Index is designed to mirror the investable universe of the Western European leveraged loan market, with loans denominated in U.S. and Western European currencies. Indices are unmanaged. It is not possible to invest directly in an index.

Barings Global Floating Rate Fund 2016 Semi-Annual Report

Describe portfolio positioning at period end.

∎	The Fund finished the six month reporting period, ending December 31, 2016, with 83.4% weighting to global senior secured loans, 8.2% to global senior secured high yield bonds, 8.3% to cash and 0.1% to equities.

∎	From an industry perspective, the Fund remains well-diversified across a number of sectors, with higher concentrations in healthcare, education & childcare (15.2%), oil and gas (7.8%), and diversified / conglomerate services (7.3%) as of December 31, 2016.

∎	As of December 31, 2016, the Fund had the following credit quality breakdown: 2.1% in Baa assets, 20.2% in Ba assets, 56.6% in B credits and 6.1% in Caa and below assets. Approximately 6.7% of the Fund’s assets are not publicly rated and consist primarily of European issuers that Barings believes have a credit quality similar to that of other assets in the portfolio. Cash and accrued assets accounted for the remaining 8.3% of the portfolio assets. During the last six months, the B and Caa and below assets increased, while the assets not publically rated as well as the Baa and Ba assets all decreased.[2]

∎	The top five countries in the portfolio at the end of the semi-annual reporting period are the U.S. (75.8%), the United Kingdom (7.9%), Germany (7.3%), France (2.6%) and the Netherlands (1.8%). Overall, the Fund has exposure to 15 different countries, and Barings continues to focus on building a well-diversified portfolio of global floating rate securities.

Describe market and portfolio outlook.

∎	In 2017, the political environment in both the U.S. and Europe will likely continue to dominate headlines and remain at the forefront of the market’s attention. With the U.S. government now under Republican control, policy positions and political appointments are likely to diverge significantly from what was seen under the Obama administration.

∎	To date, markets have reacted positively to the election results, although there has been some division across industries as investors anticipate regulatory changes. Despite the market’s exuberance over the expected policy moves of the new administration, much remains unknown and volatility may resurface should any major political surprises appear.

∎	Particularly, industries that have traded on policy speculation such as banking and energy, which have rallied since the election, and healthcare and pharmaceuticals, which have fallen, are likely to see additional volatility as concrete policy initiatives begin to materialize.

∎	In Europe, elections are scheduled to take place in many of the Eurozone’s most influential countries in 2017 including France, Germany and the Netherlands as populist sentiment continues to build. Moreover, as the European Central Bank and the Federal Reserve continue to diverge, government rates and currency volatility will likely remain a primary factor for risk assets throughout the year.

[2]	Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody’s or Fitch. Additional information about ratings can be found, respectively, at www.standardandpoors.com, www.moodys.com and www.fitchratings.com. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings categories used by S&P and Fitch; BB, B, CCC/CC/C and D are below investment grade ratings categories used by S&P and Fitch. Aaa, Aa, A and Baa are investment grade ratings categories used by Moody’s; Ba, B, Caa/Ca and C are below investment grade ratings categories used by Moody’s. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated Not Publicly Rated are not rated by these national rating agencies.

Barings Global Floating Rate Fund 2016 Semi-Annual Report

PORTFOLIO COMPOSITION (% of Assets*)

*	The percentages shown above represent a percentage of the assets as of December 31, 2016.

COUNTRY COMPOSITION (% of Assets**)

**	Percentage of assets is expressed by market value excluding cash and accrued income, and may vary over time. The percentages shown above represent a percentage of the assets as of December 31, 2016.

Barings Global Credit Income Opportunities Fund 2016 Semi-Annual Report

Investment Objective

The investment objective of the Barings Global Credit Income Opportunities Fund (“Global Credit Income Opportunities Fund” or the “Fund”) is to seek an absolute return, primarily through current income and secondarily through capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

∎	The Fund reported a net total rate of return for the six month reporting period from June 30, 2016 through December 31, 2016, of 9.86% and outperformed the three month USD LIBOR + 500 basis points[1] (“bps”) benchmark, which returned 2.95%.[2]

What factors influenced performance of the Fund?

∎	During the semi-annual reporting period, all of the Fund’s asset classes, bond, loans, collateralized loan obligations (CLOs) and special situations contributed to performance. CLO’s and special situations had the highest returns during the last six months of 20% and 44%, respectively. On a gross basis, bonds contributed 409 bps, loans contributed 259 bps, CLO’s contributed 281 bps and special situations contributed 74 bps to performance.

∎	Almost all sectors were positive contributors, with energy (188 bps contribution), metals/minerals (80 bps contribution) and services (60 bps contribution) being the largest three sector contributors. The Fund’s top three contributors during the reporting period were commodity names, while five of the remaining seven top ten top contributors were CLOs.

∎	On a gross basis, the Fund’s North American assets contributed 784 bps, and the European assets contributed 257 bps.

Describe recent portfolio activity.

∎	The number of holdings in the portfolio remained consistent over the last six months, but the Fund grew from $98.9 million to $122.9 million since June 30th 2016. The Fund increased its exposure to North America by 6.5% to 71.8% and reduced its exposure to Europe.

∎	During the last six months, the Fund increased its exposure to global senior secured loans (up 2.2%) and global high yield bonds (up 1.6%) to focus on what Barings believes to be a more attractive part of the below-investment grade market from a risk-adjusted basis. The Fund’s exposure to CLO’s declined by 2.4% and to special situations by 1.4%.

∎	The following industries all had shifts of greater than 1% over the last six months, oil & gas up 3.4%, chemicals, plastics & rubber up 3.7%, healthcare, education & childcare up 3.7%, finance down 2.4% and broadcasting & entertainment down 1.1%.

[1]	A unit that is equal to 1/100th of 1% or 0.01%.

[2]	Total return describes the return to an investor based on the Class Y net expense ratio and includes the reinvestment of dividends and capital gains. Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the Funds (or of the investment company) will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month end performance. The net asset value (NAV) will fluctuate with market conditions. All returns 1-year or less are cumulative. The 3 Month USD LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the Intercontinental Exchange, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market. The return shown includes 3 Month USD LIBOR plus 500 bps, or 5% per annum. LIBOR is unmanaged. It is not possible to invest directly in LIBOR. No assurance can be given that the Fund’s performance will exceed that of LIBOR by any given increment, or at all. Indices are unmanaged. It is not possible to invest directly in an index.

Barings Global Credit Income Opportunities Fund 2016 Semi-Annual Report

Describe portfolio positioning at period end.

∎	The Fund finished the semi-annual reporting period, December 31, 2016, with an allocation of 55.5%, 25%, and 12.9% to global high yield bonds, global senior secured loans and CLOs, respectively. The remainder of the portfolio was invested in a few opportunistic special situation credits at 0.2%, equity at 0.4% and cash at 6.0%. A significant portion of the portfolio (59.0%) is senior secured in nature (includes CLO’s backed by secured loans), which can potentially mitigate principal loss in the event that default rates increase.

∎	From an industry perspective, the Fund remains well-diversified across a number of sectors, with higher concentrations in oil & gas (9.5%), diversified/conglomerate services (7.9%), and healthcare, education & childcare (7.6%) as of December 31, 2016.

∎	As of December 31, 2016, the Fund had the following credit quality breakdown: 0.2% in Baa assets, 30.9% in Ba assets, 46.9% in single-B credits and 13.2% in Caa and below. Approximately 3.1% of the Fund’s assets are not publicly rated, primarily consisting of European issuers that Barings believes have a credit quality similar to that of other assets in the portfolio. Over the last six months there were no material changes to the ratings profile of the Fund.[3]

∎	The top 5 countries in the portfolio at the end of the semi-annual reporting period are the U.S. (71.2%), the United Kingdom (11.0%), Germany (3.5%), the Netherlands (3.4%), and France (2.4%). The Cayman Islands exposure related to the Fund’s CLO holdings is included in the U.S. Overall, the Fund has exposure to 19 different countries, and Barings continues to focus on building a well-diversified portfolio of global high yield securities.

Describe market and portfolio outlook.

∎	For 2017, we believe the political environment in both the U.S. and Europe will likely continue to dominate headlines and remain at the forefront of the market’s attention. With the U.S. government now under Republican control, policy positions and political appointments are likely to diverge significantly from what was seen under the Obama administration.

∎	To date, markets have reacted positively to the election results, although there has been some division across industries as investors anticipate regulatory changes. Despite the market’s exuberance over the expected policy moves of the new administration, much remains unknown and volatility may resurface should any major political surprises appear.

∎	In particular this applies to industries that have traded on policy speculation such as banking and energy, which have rallied since the election, and healthcare and pharmaceuticals, which have fallen, are likely to see additional volatility as concrete policy initiatives begin to materialize.

∎	In Europe, elections are scheduled to take place in many of the Eurozone’s most influential countries during 2017 including France, Germany, and the Netherlands as populist sentiment continues to build. Moreover, as the European Central Bank and the Federal Reserve continue to diverge, government rates and currency volatility will likely remain a primary factor for risk assets throughout 2017.

[3]	Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody’s or Fitch. Additional information about ratings can be found, respectively, at www.standardandpoors.com, www.moodys.com and www.fitchratings.com. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings categories used by S&P and Fitch; BB, B, CCC/CC/C and D are below investment grade ratings categories used by S&P and Fitch. Aaa, Aa, A and Baa are investment grade ratings categories used by Moody’s; Ba, B, Caa/Ca and C are below investment grade ratings categories used by Moody’s. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated Not Publicly Rated are not rated by these national rating agencies.

Barings Global Credit Income Opportunities Fund 2016 Semi-Annual Report

PORTFOLIO COMPOSITION (% of Assets*)

*	The percentages shown above represent a percentage of the assets as of December 31, 2016.

COUNTRY COMPOSITION (% of Assets**)

**	Percentage of assets is expressed by market value excluding cash and accrued income, and may vary over time. The percentages shown above represent a percentage of the assets as of December 31, 2016.

Barings Active Short Duration Bond Fund 2016 Semi-Annual Report

Investment Objective

Barings Active Short Duration Bond Fund (“Active Short Duration Bond Fund” or the “Fund”) seeks to achieve a high total rate of return, mainly from current income, while minimizing fluctuations in capital values. It does so by investing primarily in a diversified portfolio of short-term investment grade fixed income securities.

Portfolio Management Commentary

How did the Fund perform?

∎	The Fund reported a net total rate of return for the reporting period through December 31, 2016 of 0.57%, outperforming the Bloomberg Barclays U.S. 1-3 Year Government Bond Index, which returned -0.55%.[1]

What factors influenced performance of the Fund?

∎	Duration positioning positively contributed to performance. From June to October, the front-end of the yield curve, between three months and three years, was fairly flat. In accordance with Barings’ duration management process, the Fund shortened duration to 1.5 years in early November. Following the outcome of the U.S. presidential election, the front-end of the yield curve steepened. This short duration position helped performance during the fourth quarter of 2016 as yields rose.

∎	The Fund’s allocation to corporate credit contributed positively to performance. Investment grade corporate credit was a strong driver of corporate outperformance. Allocations to banking and automobiles benefitted the Fund. An allocation to BB-rated high yield bonds also helped performance during the period.

∎	The securitized sector positively impacted performance over the period. Asset backed securities (ABS) with allocations to student loans and automobile receivables were the largest contributing subsectors. Allocations to residential mortgage backed securities (RMBS) and commercial mortgage backed securities (CMBS) also added to performance.

Describe recent portfolio activity.

∎	The Fund has not made significant sector changes over the period. Following the U.S. presidential election in November, a 1% Treasury Inflation Protected Security (TIPS) position was added in 5-year maturities in order to take advantage of widening break-even inflation rates.

∎	The Fund maintains an active allocation to ABS and took advantage of issuance in student loans as well as automobile and timeshare receivables. The Fund continues to hold a 4% diversified position in short, weighted average life, AAA-rated collateralized loan obligations (CLOs).

∎	The corporate credit allocation remained steady during the period. Purchases were broad-based across industries.

[1]	Total return describes the return to an investor based on the Class Y net expense ratio and includes the reinvestment of dividends and capital gains. Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the Funds (or of the investment company) will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month end performance. The net asset value (NAV) will fluctuate with market conditions. All returns 1-year or less are cumulative. The Bloomberg Barclays U.S. 1-3 Year Government Bond Index is comprised of the U.S. Treasury and U.S. Agency Indices. The U.S. Government Index includes Treasuries (public obligations of the U.S. Treasury) and U.S. agency debentures (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government) that have remaining maturities of more than one year and up to but not including 3 years. Indices are unmanaged. It is not possible to invest directly in an index.

Barings Active Short Duration Bond Fund 2016 Semi-Annual Report

Describe portfolio positioning at period end.

∎	Since the outcome of the U.S. election, interest rates have increased and the yield curve has steepened in anticipation of fiscal stimulus, increasing budget deficits and potential inflation. The duration of the Fund was increased to 2 years in accordance with Barings’ duration management process.

∎	From a sector perspective, the Fund continues to be well-diversified across corporate, securitized and government products. The corporate allocation is at approximately 42%, with 36% in investment grade corporates and 6% in BB-rated and crossover high yield. U.S. money centers and regional banks represent the largest corporate allocation to the Fund. Away from the Banking sector, opportunities exist in specific single names, often post M&A-event new issuance, where management is committed to maintaining an investment grade rating. Barings believes opportunities such as these will provide attractive spreads going forward.

∎	The securitized ABS allocation remains at approximately 27%. Automotive loan collateral represents the largest positioning, followed by student loans. Additional ABS subsectors consist of timeshares and franchise receivables. An active CMBS positioning remains in shorter-maturity seasoned issues.

∎	The agency MBS allocation is split almost equally between lower coupon 15-year FNMAs and agency collateralized mortgage obligations (CMOs), which have more stable duration characteristics.

Describe market and portfolio outlook.

∎	Unexpected voter outcomes, global central banks and commodity price volatility took center stage in 2016. Major central banks continue to be accommodative amid low growth. The U.S. Federal Reserve remains the outlier, acknowledging modest growth and higher base inflation. This confirms a tightening bias in U.S. monetary policy direction, allowing for a rise in both interest rate term premiums and inflation expectations.

∎	With a steepening of the yield curve, the duration of the Fund was increased to 2.0 years in accordance with Barings’ duration management process. The duration will likely continue to lengthen toward the maximum of three years early into 2017 as the yield curve remains steep.

∎	The Fund will continue to maintain the large underweight in both Treasury and Agency securities, with an active allocation to corporate bonds. Although fundamentals have slowed, there was record new issuance in 2016. Issuance in 2017 is expected to remain robust given the strong demand for corporate paper. The Fund’s credit exposure is focused on short / intermediate maturities with attractive roll-down characteristics.

∎	The Fund will continue to selectively add exposure to ABS, such as subprime automobile receivables, student loans and franchise whole business deals as opportunities arise.

Barings Active Short Duration Bond Fund 2016 Semi-Annual Report

CREDIT QUALITY BREAKDOWN (% of Assets*)

*	The percentages shown above represent a percentage of the assets as of December 31, 2016.

PORTFOLIO COMPOSITION (% of Assets*)

*	The percentages shown above represent a percentage of the assets as of December 31, 2016.

Barings Total Return Bond Fund 2016 Semi-Annual Report

Investment Objective

Barings Total Return Bond Fund (“Total Return Bond Fund” or the “Fund”) seeks a superior total rate of return by investing in fixed income instruments.

Portfolio Management Commentary

How did the Fund perform?

∎	The Fund reported a net total rate of return for the reporting period through December 31, 2016 of -1.25%, outperforming the Bloomberg Barclays U.S. Aggregate Index, which returned -2.53%.[1]

What factors influenced performance of the Fund?

∎	Although the Fund posted a negative return for the six month period, it outperformed the benchmark on a relative basis.

∎	An out-of-index allocation to high yield was the primary positive contributor to performance as commodity related sectors recovered. Away from commodities, the Fund benefitted from the investment grade corporate insurance and banking industries.

∎	An underweight to Agency Mortgage Backed Securities (MBS) positively contributed to performance. Positioning in lower coupons and navigating between 15-year and 30-year mortgages during the period also helped.

∎	Asset backed securities (ABS) contributed positively, largely due to holdings in private and government-guaranteed FFELP student loans and whole business franchise receivables.

∎	An underweight to higher quality AAA, AA, and A-rated securities detracted from performance over the period.

∎	The currency overlay strategy, which is 5% of the Fund on a notional basis and helps to lower tracking error, was a slight positive contributor over the period.

∎	Downside derivative mitigation, such as using investment grade CDX index credit default swaps (a swap where the seller compensates the buyer in the event of a default) to partially hedge longer duration ABS exposures, modestly benefitted the Fund’s performance during the period.

Describe recent portfolio activity.

∎	The Agency MBS allocation remains underweight. The Fund opportunistically reduced the Government National Mortgage Association (GNMA) allocation and added to Federal National Mortgage Association (FNMA) conventionals based on relative value.

∎	The Fund maintained an active allocation to Asset Backed Securities (ABS), with purchases in Consumer and Commercial sectors such as student loans, timeshares, and automobile receivables.

∎	The Fund modestly reduced the Investment Grade Corporate allocation and maintained the High Yield exposure.

[1]	Total return describes the return to an investor based on the Class Y net expense ratio and includes the reinvestment of dividends and capital gains. Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the Funds (or of the investment company) will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month end performance. The net asset value (NAV) will fluctuate with market conditions. All returns 1-year or less are cumulative. The Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. Indices are unmanaged. It is not possible to invest directly in an index.

Barings Total Return Bond Fund 2016 Semi-Annual Report

Describe portfolio positioning at period end.

∎	The Fund was duration and curve neutral relative to the benchmark.

∎	The largest overweight relative to the benchmark is the ABS allocation, which represents 15% of the Fund. The allocation to ABS comprises of traditional automotive loan collateral, FFELP student loans, and compelling esoteric collateral such as timeshares, cell towers and personal consumer loans.

∎	Corporate credit represents approximately a 42% allocation versus 31% for the index. High yield corporates made up 9.6% of that exposure. Diversified industrials and banking were the largest industries within corporate credit. Select credits in recent M&A issues where management is committed to maintaining an investment grade rating provide attractive spread opportunities.

∎	Within Agency MBS, the Fund was underweight (20.6%) relative to the benchmark (28.1%). There has been a rotation from to-be-announced (TBA) securities into call-protected MBS pools.

∎	Commercial Mortgage Backed Securities (CMBS) has organically drifted lower through pay downs. The Fund’s strategy is tilted towards seasoned vintages, and BBB-rated tranches backed by 2012 vintage collateral that we believe represent the best value. However, they are difficult to source given their strong underwriting profile. The Fund has gained exposure to these vintages using CMBX, a synthetic index.

Describe market and portfolio outlook.

∎	Unexpected voter outcomes, global central banks, and commodity price volatility all took center stage in 2016. Major central banks continue to be accommodative, amid low growth. The U.S. Federal Reserve remains the outlier, acknowledging modest growth and higher base inflation. This confirms a tightening bias in the U.S.’ monetary policy direction, allowing for a rise in both interest rate term premiums and inflation expectations.

∎	Despite uncertainty surrounding the direction of weakened corporate fundamentals and monetary policy, we believe spreads will tighten modestly, driven by the strong technical backdrop and the new U.S. political administration, which appears to be pro-business. Given the strong technical backdrop, but limited overall spread tightening opportunity in corporate bonds, we will likely remain overweight risk, but in short-end maturities rather than farther along the curve.

∎	Within ABS, opportunities in the transportation sector (railcar, container, aviation) remain attractive, as energy and global growth concerns have weighed on the sectors.

∎	The Fund remains overweight spread sectors such as corporates and structured products relative to liquid products such as governments and agencies, and seeks to add alpha or return in excess to the benchmark by investing in under covered sectors where we have competitive advantages, such as esoteric ABS, CLOs, and emerging market corporates.

Barings Total Return Bond Fund 2016 Semi-Annual Report

CREDIT QUALITY BREAKDOWN (% of Assets*)

*	The percentages shown above represent a percentage of the assets as of December 31, 2016.

Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody’s or Fitch. Additional information about ratings can be found, respectively, at www.standardandpoors.com, www.moodys.com and www.fitchratings.com. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings categories used by S&P and Fitch; BB, B, CCC/CC/C and D are below investment grade ratings categories used by S&P and Fitch. Aaa, Aa, A and Baa are investment grade ratings categories used by Moody’s; Ba, B, Caa/Ca and C are below investment grade ratings categories used by Moody’s. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated Not Publicly Rated are not rated by these national rating agencies.

PORTFOLIO COMPOSITION (% of Assets*)

*	The percentages shown above represent a percentage of the assets as of December 31, 2016.

Barings Emerging Markets Debt Blended Total Return Fund 2016 Semi-Annual Report

Investment Objective

The Barings Emerging Markets Debt Blended Total Return Fund (“EMD Blended Total Return” or the “Fund”) seeks to achieve maximum total return, consistent with preservation of capital and prudent investment management, through high current income generation and, where appropriate, capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

∎	As a whole, emerging markets (EM) debt performance was mixed during the second half of 2016; EM corporates were slightly positive, whereas EM sovereign and EM local returned negative performance, driven largely by the outcome of the U.S. presidential election. Most developed market central banks remained dovish, including the European Central Bank, Bank of England and Bank of Japan, however, the U.S. Federal Reserve increased the short-term rate by 25 bps and surprised markets by indicating it may raise rates three times in 2017.

∎	The Fund reported a net total rate of return for the semi-annual reporting period from June 30, 2016 through December 31, 2016 of 0.90%.[1]

What factors influenced performance of the Fund?

∎	For the semi-annual reporting period, the Fund’s positions in the Chinese renminbi, Ghana, PEMEX, Digicel and South Africa, as well as the Korean won were the primary contributors to performance. In addition, corporate holdings in Marfrig Global Foods, SB Capital and Next LP aided returns. Key detractors from performance were the Fund’s overall positioning in Mexico, local rates and currency in Malaysia, local rates in Peru, and local rates and currency in Indonesia. The Fund’s position in Office Cheriffen also detracted from returns.

∎	All EM debt asset classes experienced large sell-offs following the November U.S. Presidential election. Especially hard hit were the Fund’s overweight positions in Latin America, which took the brunt of the impact due to President Donald Trump’s anti-trade campaign rhetoric and cabinet, which the market believes will have a large and detrimental impact on Mexico’s trade with the U.S. For Mexico in particular, the Fund’s largest overall exposure was impacted across corporates, sovereign hard currency, local rates and the Mexican peso, whereby traders sent the Mexican peso to its lowest valuation ever versus the U.S. dollar.

Describe recent portfolio activity.

∎	As a result of overall moderate growth, low inflation and high rates in select EM local markets, the Fund increased its local rates exposure to 38% on expectations that local rates will fall over the next 12 months in countries that are well managed and where inflation is falling. The Fund increased its exposure to Colombia, Peru and Mexico. The Fund reduced its corporate holdings by reducing holdings in the Mexican oil company Pemex, as well as in Turkish manufacturer Acrelik. Additionally, during the reporting period, the Fund increased its exposure to Argentina by adding the Province of Santa Fe.

[1]	Total return describes the return to an investor based on the Class Y net expense ratio and includes the reinvestment of dividends and capital gains. Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the Funds (or of the investment company) will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month end performance. The net asset value (NAV) will fluctuate with market conditions. All returns 1-year or less are cumulative.

Barings Emerging Markets Debt Blended Total Return Fund 2016 Semi-Annual Report

Describe portfolio positioning at period end.

∎	The Fund finished the semi-annual reporting period, December 31, 2016, with a 38% exposure to EM local debt and currencies, 35% exposure to corporate bonds, 25% exposure to sovereign hard currency bonds and a 1% cash position.

∎	The Top 5 countries in the portfolio at the end of the semi-annual reporting period are Mexico (23.2%), Brazil (15.9%), South Africa (10.5%), Peru (8.1%) and Colombia (6.84%). The Top 5 corporate bonds are Petrobas (4.5%), Fermaca Enterprises (2.4%), BBVA Bancomer (2.3%), VTR Finance (2.2%) and Altice Financing (2.1%). Overall, the Fund had exposure to 25 countries, 12 corporates, and 21 different currencies.

Describe market and portfolio outlook.

∎	Barings remains optimistic that some EM headwinds have reversed or are in the process of reversing to become tailwinds or at least stabilize. EM debt flows were +41.4 billion in 2016.

∎	Credit selection will be key to seeking the best risk-adjusted return opportunities across the EM corporate debt spectrum.

∎	Lower net supply, driven by reduced issuance and heightened buyback activity, will likely serve as a strong supportive technical factor for EM corporate debt.

∎	For EM sovereigns, Barings continues to favor select Latin American and Eastern European countries that have made meaningful fiscal adjustments on the back of lower currency prices.

∎	Currency valuations have adjusted significantly over the past 30 months and along with current commodity prices, Barings is now seeing some EM currencies at their most attractive levels in more than 10 years, thereby providing for selective EM growth prospects.

∎	The portfolio continues to be positioned in selective rates where inflation is falling along with narrowing current account deficits.

Barings Emerging Markets Debt Blended Total Return Fund 2016 Semi-Annual Report

PORTFOLIO COMPOSITION (% of Assets*)

*	The percentages shown above represent a percentage of the assets as of December 31, 2016.

COUNTRY COMPOSITION (% of Assets**)

**	Percentage of assets are expressed by market value excluding cash and accrued income, and may vary over time. The percentages shown above represent a percentage of the assets as of December 31, 2016.

Barings Emerging Markets Local Currency Debt Fund 2016 Semi-Annual Report

Investment Objective

The Barings Emerging Markets Local Currency Debt Fund (“EM Local Debt Fund” or the “Fund”) seeks long-term total return through investment in a diversified portfolio of emerging markets local currency-denominated debt securities.

Portfolio Management Commentary

How did the Fund perform?

∎	During the second half of 2016, Emerging Markets (EM) local debt declined following the U.S. presidential election outcome and as a result of President Trump’s anti-trade campaign rhetoric, as well as higher U.S. Treasury rates. EM currencies declined 4.48% vs the U.S. dollar, despite higher oil and commodity prices, while rates gained 0.90% on overall lower inflation across EM countries.

∎	The Fund reported a net total rate of return for the semi-annual reporting period from June 30, 2016 through December 31, 2016 of -3.33% and outperformed the J.P. Morgan Government Bond Index Emerging Markets Global Diversified Index, which returned -3.58%.[1]

What factors influenced performance of the Fund?

∎	For the semi-annual reporting period, the Fund’s positions in Mexico, Poland and Hungary were the primary detractors from performance relative to the benchmark. The Fund’s underweight Turkey, as well as underweight positioning in Asian currencies, positively impacted Fund performance.

∎	Mexico, Poland, Malaysia, Indonesia, Thailand and Romania all experienced large sell-offs following the November U.S. presidential election, and the Fund’s overweight positions were more negatively affected than the benchmark. Mexico, in particular, underperformed due to the then President-elect Trump’s anti-trade campaign rhetoric and initial cabinet nominees, which the market believes will have a large and detrimental impact on Mexico’s trade with the United States. Both rates and currency were affected, and the Mexican Peso dropped to its lowest ever valuation versus the U.S. dollar.

Describe recent portfolio activity.

∎	The Fund initiated underweight and defensive currency positioning in select Asian currencies, as well as in the Canadian dollar following the U.S. presidential election. The Fund also increased its exposure to select Eastern European currencies in countries that are experiencing healthy growth and where Barings expects the currencies to continue appreciating versus the euro.

[1]	Total return describes the return to an investor based on the Class Y net expense ratio and includes the reinvestment of dividends and capital gains. Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the Funds (or of the investment company) will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month end performance. The net asset value (NAV) will fluctuate with market conditions. All returns 1-year or less are cumulative. J.P. Morgan GBI-EM Global Diversified consists of regularly traded, fixed-rate, domestic currency government bonds which international investors can readily access. The maximum weight to any country in the index is capped at 10%. The performance of the index does not reflect the deduction of expenses associated with a fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the fund expenses, including sales charges if applicable. Indices are unmanaged. It is not possible to invest directly in an index.

Barings Emerging Markets Local Currency Debt Fund 2016 Semi-Annual Report

Describe portfolio positioning at period end.

∎	The Fund finished the semi-annual reporting period, December 31, 2016, with a 92.9% exposure to emerging market bonds and a 7.1% cash position. The Fund had a duration of 2.075 years greater than the benchmark and 87% exposure to EM currencies.

∎	The top five countries in the portfolio at the end of the semi-annual reporting period [+/- years duration versus the benchmark] are South Africa (+.91 years), Mexico (+.55 years), Brazil (+.54 years), Colombia (+.29 years) and Peru (+.24 years). Overall, the Fund has exposure to 19 different countries and 30 different currencies.

Describe market and portfolio outlook.

∎	Barings believes EM local debt is still in a position to potentially deliver high single-digit returns over the next 12 months, as global growth is positive and inflation remains low.

∎	Barings is optimistic that select EM countries will continue to make the necessary adjustments to their current account deficits, although the adjustments are unlikely to be equally advanced across all countries.

∎	Moderate global growth, along with the fiscal adjustments EM countries have already made, will likely continue to keep inflation tamed over the next several years.

∎	As inflationary pressures fall, Barings expects to see lower overall interest rates for EM local bonds where nominal yields offer significant compensation for risk.

Barings Emerging Markets Local Currency Debt Fund 2016 Semi-Annual Report

COUNTRY COMPOSITION (% of Assets*)

*	Percentage of assets are expressed by market value excluding cash and accrued income, and may vary over time. The percentages shown above represent a percentage of the assets as of December 31, 2016.

CONTRIBUTION TO DURATION (In Years**)

**	The values shown above represent the contribution to duration, in years, of the assets as of December 31, 2016.

Barings Global High Yield Fund 2016 Semi-Annual Report

Investment Objective

The investment objective of the Barings Global High Yield Fund (“Global High Yield Fund” or the “Fund”) is to seek to provide a high level of income generation and, where appropriate, capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

∎	The Fund reported a net total return for the six month reporting period from June 30, 2016 through December 31, 2016 of 9.02% and outperformed the Bank of America Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index (the “Index”) which returned 7.39%.

What factors influenced performance of the Fund?

∎	Over the last six months the high yield market experienced a strong rally, due to the recovery of commodity-related sectors in the U.S. and continued support from accommodative central bank measures in Europe. The Fund outperformed the Index during this period by selecting quality energy companies that rallied more than the market. Similarly, credit selection within the telecommunications sector drove outperformance relative to the Index.

∎	From a ratings category perspective, the Fund outperformed primarily due to its underweight position in the BB segment of the market coupled with prudent credit selection. The Fund’s overweight to the B and CCC segments also drove relative outperformance as these categories rallied most over the six month reporting period. Credit selection within the B category was also a benefit to performance.

∎	From a geographical perspective, the Fund’s overweight positioning to the European market and underweight to the U.S. market did not have a significant impact on performance. Credit selection, however, within both regions was the main contributor to performance relative to the Index.

Describe recent portfolio activity.

∎	The Fund remains underweight the BB ratings category relative to the Index, favoring the B and CCC rated credits that Barings believes will continue to outperform. Over the reporting period, the Fund’s allocation shifted slightly by increasing exposure to CCC rated credits and reducing allocation to BB and B credits.

∎	The Fund’s exposure to the Oil & Gas sector experienced a large market value increase over the past six months compared to other sectors and is now overweight compared to the Index, due largely to meaningful upward moves in market values as the sector continued to recover from their February troughs. Exposure to the telecommunications sector also increased over the period to take advantage of attractive investment opportunities in the space.

∎	The Fund’s geographical allocations shifted slightly over the past six months by reducing U.S. exposure by approximately 4% and increasing exposure to European assets. The Fund continues to emphasize an overweight to Europe, and the rest of world, and an underweight to the U.S. market.

[1]	Total return describes the return to an investor based on the Class Y net expense ratio and includes the reinvestment of dividends and capital gains. Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the Funds (or of the investment company) will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month end performance. The net asset value (NAV) will fluctuate with market conditions. All returns 1-year or less are cumulative. The Bank of America Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index contains all securities in the Bank of America Merrill Lynch Global High Yield Index that are non-financials and from developed markets countries, but caps issuer exposure at 2%. Developed markets is defined as an FX-G10 member, a Western European nation, or a territory of the U.S. or a Western European nation. Indices are unmanaged. It is not possible to invest directly in an index.

Barings Global High Yield Fund 2016 Semi-Annual Report

Describe portfolio positioning at period end.

∎	On a traded basis, the Fund finished 2016 with a 29.3% weighting to senior secured high yield bonds and a 67.4% weighting to senior unsecured high yield bonds. The remaining balance of the portfolio was in cash and accrued income at 3.3%.

∎	From an industry perspective, the Fund remains well-diversified across a number of Moody’s-based industries, with higher concentrations in oil & gas (15.6%), telecommunications (10.8%), and leisure, amusement, entertainment (7.5%), as of December 31, 2016.

∎	In terms of portfolio credit quality at the end of 2016, the Fund had the following weighting breakdown: 4.5% in Baa, 28.2% in Ba, 51.5% in B, 12.6% in Caa and below and 3.3% in cash and accrued income.[2]

∎	The top five countries in the portfolio as of December 31, 2016 were the U.S. (66.1%), the U.K. (13.7%), France (5.0%), Canada (2.3%) and the United Arab Emirates (1.5%). Overall, the Fund has exposure to 18 countries and supports Barings focus on building a well-diversified portfolio of global high yield bonds.

Describe market and portfolio outlook.

∎	As we enter 2017, the political environment in both the U.S. and Europe will likely continue to dominate headlines and remain at the forefront of the market’s attention. With the U.S. government now under Republican control, policy positions and political appointments are likely to diverge significantly from what was seen under the Obama administration.

∎	To date, markets have reacted positively to the election results, although there has been some division across industries as investors anticipate regulatory changes. Despite the market’s exuberance over the expected policy moves of the new administration, much remains unknown, and volatility may resurface should any major political surprises appear.

∎	In particular this applies to industries that have traded on policy speculation such as banking and energy, which have rallied since the election, and healthcare and pharmaceuticals, which have fallen, are likely to see additional volatility as concrete policy initiatives materialize.

∎	In Europe, elections are scheduled to take place in many of the Eurozone’s most influential countries during 2017 including France, Germany, and the Netherlands, as populist sentiment continues to build. Moreover, as the European Central Bank and Federal Reserve continue to diverge, government rates and currency volatility will likely remain a primary factor for risk assets throughout 2017.

[2]	Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody’s or Fitch. Additional information about ratings can be found, respectively, at www.standardandpoors.com, www.moodys.com and www.fitchratings.com. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings categories used by S&P and Fitch; BB, B, CCC/CC/C and D are below investment grade ratings categories used by S&P and Fitch. Aaa, Aa, A and Baa are investment grade ratings categories used by Moody’s; Ba, B, Caa/Ca and C are below investment grade ratings categories used by Moody’s. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated Not Publicly Rated are not rated by these national rating agencies.

Barings Global High Yield Fund 2016 Semi-Annual Report

CREDIT QUALITY COMPOSITION (% of Assets*)

*	The percentages shown above represent a percentage of the assets as of December 31, 2016.

Country Composition (% of Assets*)

*	Percentage of assets are expressed by market value excluding cash and accrued income, and may vary over time. The percentages shown above represent a percentage of the assets as of December 31, 2016.

Barings U.S. High Yield Fund 2016 Semi-Annual Report

Investment Objective

The investment objective of the Barings U.S. High Yield Fund (“U.S. High Yield Fund” or the “Fund”) is to seek to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities.

Portfolio Management Commentary

How did the Fund perform?

∎	The Fund reported a net total return for the six month reporting period from June 30, 2016 through December 31, 2016 of 7.88% and outperformed the Bloomberg Barclays U.S. Corporate High Yield Index which returned 7.40%.[1]

What factors influenced performance of the Fund?

∎	Over the last six months, the high yield market experienced a strong rally which can be mainly attributed to the recovery of commodity-related sectors. The Fund outperformed the Index during this period by selecting quality energy companies that rallied more than the market. Similarly, credit selection within the telecommunications sector drove outperformance relative to the Index.

∎	From a ratings category perspective, the Fund outperformed primarily due to its underweight to the BB segment of the market coupled with prudent credit selection. The Fund’s overweight to the B and CCC segments also drove outperformance relative to the Index as these categories rallied most over the six month reporting period.

Describe recent portfolio activity.

∎	The Fund continues to be underweight in the double-B ratings category relative to the Index, favoring the B and CCC ratings categories that Barings believes will continue to outperform. During the reporting period, the Fund’s allocation shifted slightly by increasing exposure to CCC rated credits and reducing its allocation to B credits.

∎	The Fund’s exposure to the Oil and Gas sector experienced the largest market value increase compared to other sectors. It is now overweight compared to the benchmark, largely due to meaningful upward moves in market values as the sector continued to recover from their February troughs. The healthcare, education & childcare and chemicals, plastics & rubber sectors experienced modest decreases in exposure over the period.

[1]	Total return describes the return to an investor based on the Class Y net expense ratio and includes the reinvestment of dividends and capital gains. Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the Funds (or of the investment company) will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month end performance. The net asset value (NAV) will fluctuate with market conditions. All returns 1-year or less are cumulative. The Bloomberg Barclays U.S. Corporate High Yield Index covers the universe of fixed-rate, non-investment grade debt focusing on corporate USD denominated and non-convertible debt. Indices are unmanaged. It is not possible to invest directly in an index.

Barings U.S. High Yield Fund 2016 Semi-Annual Report

Describe portfolio positioning at period end.

∎	On a traded basis, the Fund finished December 31, 2016 with a 93.2% weighting to high yield bonds. The remaining balance of the portfolio was invested in senior secured loans at 1.7% and cash and accrued income at 5.1%.

∎	From a sector perspective, the Fund remains well-diversified across a number of industries, with higher concentrations in Oil & Gas (17.3%), Healthcare, Education & Childcare (9.5%), and Telecommunications (8.2%) as of December 31, 2016.

∎	In terms of portfolio credit quality, as of December 31, 2016, the Fund had the following weighting breakdown: 6.9% in Baa, 31.1% in Ba, 40.3% in single-B, 16.1% in Caa and below and cash and accrued income at 5.6%.[2]

Describe market and portfolio outlook.

∎	As we enter 2017, the political environment in both the U.S. and Europe will likely continue to dominate headlines and remain at the forefront of the market’s attention. With the U.S. government now under Republican control, policy positions and political appointments are likely to diverge significantly from what was seen under the Obama administration.

∎	To date, markets have reacted positively to the election results, although there has been some division across industries as investors anticipate regulatory changes. Despite the market’s exuberance over the expected policy moves of the new administration, much remains unknown, and volatility may resurface should major political surprises appear.

∎	In particular this applies to industries that have traded on policy speculation such as banking and energy, which have rallied since the election, and healthcare and pharmaceuticals, which have fallen, are likely to see additional volatility as concrete policy initiatives materialize.

[2]	Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody’s or Fitch. Additional information about ratings can be found, respectively, at www.standardandpoors.com, www.moodys.com and www.fitchratings.com. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings categories used by S&P and Fitch; BB, B, CCC/CC/C and D are below investment grade ratings categories used by S&P and Fitch. Aaa, Aa, A and Baa are investment grade ratings categories used by Moody’s; Ba, B, Caa/Ca and C are below investment grade ratings categories used by Moody’s. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated Not Publicly Rated are not rated by these national rating agencies.

Barings U.S. High Yield Fund 2016 Semi-Annual Report

CREDIT QUALITY COMPOSITION (% of Assets*)

*	The percentages shown above represent a percentage of the assets as of December 31, 2016.

COUNTRY COMPOSITION (% of Assets*)

*	Percentage of assets are expressed by market value excluding cash and accrued income, and may vary over time. The percentages shown above represent a percentage of the assets as of December 31, 2016.

Barings Funds Trust 2016 Semi-Annual Report

SHAREHOLDER EXPENSES (UNAUDITED)

As a shareholder of Barings Global Floating Rate Fund (formerly known as Babson Global Floating Rate Fund), Barings Global Credit Income Opportunities Fund (formerly known as Babson Global Credit Income Opportunities Fund), Barings Active Short Duration Bond Fund (formerly known as Babson Active Short Duration Bond Fund), Barings Total Return Bond Fund (formerly known as Babson Total Return Bond Fund), Barings Emerging Markets Debt Blended Total Return Fund (formerly known as Babson Emerging Markets Debt Blended Total Return Fund), Barings Emerging Markets Local Currency Debt Fund (formerly known as Babson Emerging Markets Local Currency Debt Fund), Barings Global High Yield Fund (formerly known as Babson Global High Yield Fund) or Barings U.S. High Yield Fund (formerly known as Babson U.S. High Yield Fund) you incur ongoing expenses, such as management fees, shareholder service fees, distribution fees and other fund expenses. The following table is intended to help you understand your ongoing expenses (in dollars and cents) of investing in the Funds and to compare these expenses with the ongoing expenses of investing in other funds.

The table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first line in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Fund under the heading entitled “Operating Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about the hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Barings Global Floating Rate Fund (formerly known as Babson Global Floating Rate Fund)

	EXPENSE RATIO		BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	0.97	%**	$1,000.00	$1,072.90	$1,036.45	$5.07
Hypothetical	0.97	%**	1,000.00	1,020.30	1,010.15	4.94

Class C
Actual	1.66	%**	1,000.00	1,069.30	1,034.65	8.66
Hypothetical	1.66	%**	1,000.00	1,016.80	1,008.40	8.44

Class I
Actual	0.75%		1,000.00	1,074.40	1,037.20	3.92
Hypothetical	0.75%		1,000.00	1,021.40	1,010.70	3.82

Class Y
Actual	0.75%		1,000.00	1,074.30	1,037.15	3.92
Hypothetical	0.75%		1,000.00	1,021.40	1,010.70	3.82

*	For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the advisor for such class multiplied by the average account value over the period, multiplied by 184/365.
**	Expenses shown for each of Class A Shares and Class C Shares reflect a one-time voluntary reimbursement to the Fund during the period. The expense cap applicable to each of Class A Shares and Class C Shares is currently 1.00% and 1.75%, respectively.

Barings Funds Trust 2016 Semi-Annual Report

SHAREHOLDER EXPENSES (UNAUDITED) (CONTINUED)

Barings Global Credit Income Opportunities Fund (formerly known as Babson Global Credit Income Opportunities Fund)

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.20%	$1,000.00	$1,097.30	$1,048.65	$6.34
Hypothetical	1.20%	1,000.00	1,019.20	1,009.60	6.11

Class C
Actual	1.95%	1,000.00	1,093.10	1,046.55	10.29
Hypothetical	1.95%	1,000.00	1,015.40	1,007.70	9.91

Class I
Actual	0.95%	1,000.00	1,098.60	1,049.30	5.03
Hypothetical	0.95%	1,000.00	1,020.40	1,010.20	4.84

Class Y
Actual	0.95%	1,000.00	1,098.60	1,049.30	5.03
Hypothetical	0.95%	1,000.00	1,020.40	1,010.20	4.84

*	For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the advisor for such class multiplied by the average account value over the period, multiplied by 184/365.

Barings Active Short Duration Bond Fund (formerly known as Babson Active Short Duration Bond Fund)

	EXPENSE RATIO		BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	0.65%		$1,000.00	$1,004.20	$1,002.10	$3.28
Hypothetical	0.65%		1,000.00	1,021.90	1,010.95	3.31

Class C
Actual	(0.15	%)**	1,000.00	1,008.40	1,004.20	(0.76)
Hypothetical	(0.15	%)**	1,000.00	1,026.00	1,013.00	(0.77)

Class I
Actual	0.40%		1,000.00	1,006.20	1,003.10	2.02
Hypothetical	0.40%		1,000.00	1,023.20	1,011.60	2.04

Class Y
Actual	0.40%		1,000.00	1,005.70	1,002.85	2.02
Hypothetical	0.40%		1,000.00	1,023.20	1,011.60	2.04

*	For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the advisor for such class multiplied by the average account value over the period, multiplied by 184/365.

**	Expenses shown reflect a reimbursement to the Fund during the period for an overaccrual of 12b-1 fees made during and prior to the period.

Barings Funds Trust 2016 Semi-Annual Report

SHAREHOLDER EXPENSES (UNAUDITED) (CONTINUED)

Barings Total Return Bond Fund (formerly known as Babson Total Return Bond Fund)

	EXPENSE RATIO**	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	0.80%	$1,000.00	$986.20	$993.10	$4.01
Hypothetical	0.80%	1,000.00	1,021.20	1,010.60	4.08

Class C
Actual	1.55%	1,000.00	982.50	991.25	7.75
Hypothetical	1.55%	1,000.00	1,017.40	1,008.70	7.88

Class I
Actual	0.55%	1,000.00	987.50	993.75	2.76
Hypothetical	0.55%	1,000.00	1,022.40	1,011.20	2.80

Class Y
Actual	0.55%	1,000.00	987.50	993.75	2.76
Hypothetical	0.55%	1,000.00	1,022.40	1,011.20	2.80

*	For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the advisor for such class multiplied by the average account value over the period, multiplied by 184/365.

**	Expense ratios (as disclosed in the table) do not include the expenses of any underlying funds in which the Fund invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

Barings Emerging Markets Debt Blended Total Return Fund (formerly known as Babson Emerging Markets Debt Blended Total Return Fund)

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.09%	$1,000.00	$1,007.70	$1,003.85	$5.52
Hypothetical	1.09%	1,000.00	1,019.70	1,009.85	5.55

Class C
Actual	1.83%	1,000.00	1,004.00	1,002.00	9.24
Hypothetical	1.83%	1,000.00	1,016.00	1,008.00	9.30

Class I
Actual	0.85%	1,000.00	1,009.00	1,004.50	4.30
Hypothetical	0.85%	1,000.00	1,020.90	1,010.45	4.33

Class Y
Actual	0.85%	1,000.00	1,009.00	1,004.50	4.30
Hypothetical	0.85%	1,000.00	1,020.90	1,010.45	4.33

*	For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the advisor for such class multiplied by the average account value over the period, multiplied by 184/365.

Barings Funds Trust 2016 Semi-Annual Report

SHAREHOLDER EXPENSES (UNAUDITED) (CONTINUED)

Barings Emerging Markets Local Currency Debt Fund (formerly known as Babson Emerging Markets Local Currency Debt Fund)

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	0.98%	$1,000.00	$965.50	$982.75	$4.86
Hypothetical	0.98%	1,000.00	1,020.30	1,010.15	4.99

Class C
Actual	1.72%	1,000.00	961.90	980.95	8.51
Hypothetical	1.72%	1,000.00	1,016.50	1,008.25	8.74

Class I
Actual	0.73%	1,000.00	966.70	983.35	3.62
Hypothetical	0.73%	1,000.00	1,021.50	1,010.75	3.72

Class Y
Actual	0.73%	1,000.00	966.70	983.35	3.62
Hypothetical	0.73%	1,000.00	1,021.50	1,010.75	3.72

*	For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the advisor for such class multiplied by the average account value over the period, multiplied by 184/365.

Barings Global High Yield Fund (formerly known as Babson Global High Yield Fund)

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.05%	$1,000.00	$1,088.80	$1,044.40	$5.53
Hypothetical	1.05%	1,000.00	1,019.90	1,009.95	5.35

Class C
Actual	1.80%	1,000.00	1,084.70	1,042.35	9.46
Hypothetical	1.80%	1,000.00	1,016.10	1,008.05	9.15

Class I
Actual	0.80%	1,000.00	1,090.20	1,045.10	4.21
Hypothetical	0.80%	1,000.00	1,021.20	1,010.60	4.08

Class Y
Actual	0.80%	1,000.00	1,090.20	1,045.10	4.21
Hypothetical	0.80%	1,000.00	1,021.20	1,010.60	4.08

*	For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the advisor for such class multiplied by the average account value over the period, multiplied by 184/365.

Barings Funds Trust 2016 Semi-Annual Report

SHAREHOLDER EXPENSES (UNAUDITED) (CONTINUED)

Barings U.S. High Yield Fund (formerly known as Babson U.S. High Yield Fund)

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.00%	$1,000.00	$1,077.40	$1,038.70	$5.24
Hypothetical	1.00%	1,000.00	1,020.20	1,010.10	5.09

Class C
Actual	1.75%	1,000.00	1,073.50	1,036.75	9.15
Hypothetical	1.75%	1,000.00	1,016.40	1,008.20	8.89

Class I
Actual	0.75%	1,000.00	1,078.90	1,039.45	3.93
Hypothetical	0.75%	1,000.00	1,021.40	1,010.70	3.82

Class Y
Actual	0.75%	1,000.00	1,078.80	1,039.40	3.93
Hypothetical	0.75%	1,000.00	1,021.40	1,010.70	3.82

*	For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the advisor for such class multiplied by the average account value over the period, multiplied by 184/365.

Barings Funds Trust 2016 Semi-Annual Report

BARINGS FUNDS TRUST

FINANCIAL REPORT

Barings Funds Trust 2016 Semi-Annual Report

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016 (Unaudited)

	BARINGS GLOBAL FLOATING RATE FUND	BARINGS GLOBAL CREDIT INCOME OPPORTUNITIES FUND	BARINGS ACTIVE SHORT DURATION BOND FUND	BARINGS TOTAL RETURN BOND FUND

Assets
Investments, at fair value (cost $171,374,204, $122,062,085, $252,059,103 and $31,092,445, respectively)	$167,778,893	$119,522,484	$251,290,322	$31,168,820
Cash	10,845	–	–	–
Cash collateral held	–	150,000	–	–
Foreign currency, at value (cost $314,268, $40,912, $0 and $0, respectively)	315,241	40,521	–	–
Receivable for investments sold	5,533,109	1,229,849	–	–
Receivable for TBA securities sold	–	–	1,406,426	364,629
Receivable for Fund shares sold	1,378,339	4,067,381	2,692,859	914,000
Interest and dividends receivable	1,183,093	1,806,002	1,282,248	154,051
Interest receivable on swap contracts	–	–	–	35
Receivable from adviser (see Note 3)	–	–	335	8,009
Cash collateral held at broker on open swap contracts	–	–	–	1,229
Receivable for variation margin on open centrally cleared swap contracts	–	–	319	100
Receivable for variation margin on open futures contracts	–	–	–	8,583
Foreign tax reclaims receivable	625	1,814	–	–
Unrealized appreciation on forward foreign currency exchange contracts	297,336	358,535	266,105	113,553
Prepaid expenses	61,640	34,916	77,666	25,155

Total assets	176,559,121	127,211,502	257,016,280	32,758,164

Liabilities
Payable for investments purchased	15,556,766	2,703,741	510	468,812
Payable for TBA and when-issued securities purchased	–	–	7,383,188	4,117,648
Payable for Fund shares repurchased	248,844	388,045	921,466	385
Swap contracts, at fair value (up-front net premiums received of $0, $0, $21,571 and $5,480, respectively)	–	–	29,569	7,392
Interest payable on swap contracts	–	–	–	160
Payable for variation margin on open futures contracts	–	–	36,358	–
Investment advisory fee payable (see Note 3)	24,726	44,396	–	–
Cash collateral Due to Broker	–	664,000	–	–
Distribution fees payable	12,682	7,722	19,610	215
Dividends payable	45,994	348,600	48,580	95,910
Unrealized depreciation on forward foreign currency exchange contracts	1,660	4,208	255,735	114,839
Unrealized depreciation on unfunded loan commitments	13	13	–	–
Accrued expenses and other liabilities	221,922	129,938	104,786	47,366

Total liabilities	16,112,607	4,290,663	8,799,802	4,852,727

Total net assets	$160,446,514	$122,920,839	$248,216,478	$27,905,437

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2016 Semi-Annual Report

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

December 31, 2016 (Unaudited)

	BARINGS GLOBAL FLOATING RATE FUND	BARINGS GLOBAL CREDIT INCOME OPPORTUNITIES FUND	BARINGS ACTIVE SHORT DURATION BOND FUND	BARINGS TOTAL RETURN BOND FUND

Composition of net assets
Shares of beneficial interest outstanding (par value $0.00001 per share), unlimited number of shares authorized	$168	$131	$250	$28
Additional paid-in capital	167,037,400	127,658,031	248,370,507	28,169,916
Undistributed (distributions in excess of) net investment income	(1,114,255)	(704,450)	20,581	(6,141)
Accumulated net realized gain (loss)	(2,182,819)	(1,834,611)	536,109	(315,476)
Net unrealized appreciation (depreciation)	(3,293,980)	(2,198,262)	(710,969)	57,110

Total net assets	$160,446,514	$122,920,839	$248,216,478	$27,905,437

Class A
Net assets applicable to outstanding shares	$31,155,971	$21,926,510	$94,342,847	$219,746

Shares of beneficial interest outstanding	3,259,232	2,342,680	9,491,882	22,177

Net asset value per share outstanding	$9.56	$9.36	$9.94	$9.91

Maximum offering price per share outstanding (Net asset value plus sales charge of 3.00%, 4.00%, 0.00% and 4.00%, respectively)	$9.86	$9.75	$9.94	$10.32

Class C
Net assets applicable to outstanding shares	$8,157,749	$4,586,273	$268,045	$198,771

Shares of beneficial interest outstanding	856,402	490,569	26,985	20,061

Net asset value per share outstanding	$9.53	$9.35	$9.93	$9.91

Class I
Net assets applicable to outstanding shares	$21,039,613	$26,272,488	$99,477	$12,241,727

Shares of beneficial interest outstanding	2,196,697	2,807,664	10,010	1,235,482

Net asset value per share outstanding	$9.58	$9.36	$9.94	$9.91

Class Y
Net assets applicable to outstanding shares	$100,093,181	$70,135,568	$153,506,109	$15,245,193

Shares of beneficial interest outstanding	10,454,087	7,495,156	15,452,728	1,538,565

Net asset value per share outstanding	$9.57	$9.36	$9.93	$9.91

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2016 Semi-Annual Report

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

December 31, 2016 (Unaudited)

	BARINGS EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND	BARINGS EMERGING MARKETS LOCAL CURRENCY DEBT FUND	BARINGS GLOBAL HIGH YIELD FUND	BARINGS U.S. HIGH YIELD FUND

Assets
Investments, at fair value (cost $9,820,349, $4,803,741, $26,085,360 and $30,414,834, respectively)	$9,592,771	$4,720,572	$26,461,958	$31,535,948
Foreign currency, at value (cost $1,804, $3,167, $4,701 and $0, respectively)	1,731	3,164	4,600	–
Receivable for Fund shares sold	–	–	98,761	–
Interest receivable	174,923	79,829	489,044	552,053
Receivable from adviser (see Note 3)	9,396	11,620	1,518	–
Receivable for variation margin on open futures contracts	10,382	–	–	–
Swap contracts, at fair value	10,672	–	–	–
Foreign tax reclaims receivable	–	510	751	–
Unrealized appreciation on forward foreign currency exchange contracts	291,224	214,831	109,460	–
Prepaid expenses	24,694	24,606	25,018	25,211

Total assets	10,115,793	5,055,132	27,191,110	32,113,212

Liabilities
Payable for Fund shares repurchased	–	–	424	16,613
Swap contracts, at fair value (up-front net premiums received of $0, $0, $0 and $0, respectively)	–	6,122	–	–
Investment advisory fee payable (see Note 3)	–	–	–	362
Distribution fees payable	208	104	190	559
Dividends payable	41,464	20,161	141,889	143,359
Unrealized depreciation on forward foreign currency exchange contracts	288,771	198,984	2,354	–
Accrued expenses and other liabilities	38,926	33,846	47,728	47,645

Total liabilities	369,369	259,217	192,585	208,538

Total net assets	$9,746,424	$4,795,915	$26,998,525	$31,904,674

Composition of net assets
Shares of beneficial interest outstanding (par value $0.00001 per share), unlimited number of shares authorized	$10	$5	$26	$31
Additional paid-in capital	10,017,344	4,999,995	26,453,982	30,726,635
Undistributed (distributions in excess of) net investment income	(64,320)	(165,357)	54,472	(94)
Accumulated net realized gain	98,740	37,726	10,267	56,988
Net unrealized appreciation (depreciation)	(305,350)	(76,454)	479,778	1,121,114

Total net assets	$9,746,424	$4,795,915	$26,998,525	$31,904,674

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2016 Semi-Annual Report

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

December 31, 2016 (Unaudited)

	BARINGS EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND	BARINGS EMERGING MARKETS LOCAL CURRENCY DEBT FUND	BARINGS GLOBAL HIGH YIELD FUND	BARINGS U.S. HIGH YIELD FUND

Class A
Net assets applicable to outstanding shares	$194,679	$95,919	$106,799	$2,237,636

Shares of beneficial interest outstanding	20,006	10,000	10,447	215,185

Net asset value per share outstanding	$9.73	$9.59	$10.22	$10.40

Maximum offering price per share outstanding (Net asset value plus sales charge of 4.00%)	$10.14	$9.99	$10.65	$10.83

Class C
Net assets applicable to outstanding shares	$199,979	$95,919	$196,204	$110,015

Shares of beneficial interest outstanding	20,552	10,000	19,192	10,579

Net asset value per share outstanding	$9.73	$9.59	$10.22	$10.40

Class I
Net assets applicable to outstanding shares	$4,672,192	$2,302,039	$12,675,770	$15,364,711

Shares of beneficial interest outstanding	480,156	240,000	1,240,000	1,477,389

Net asset value per share outstanding	$9.73	$9.59	$10.22	$10.40

Class Y
Net assets applicable to outstanding shares	$4,679,574	$2,302,038	$14,019,752	$14,192,312

Shares of beneficial interest outstanding	480,900	240,000	1,371,477	1,364,767

Net asset value per share outstanding	$9.73	$9.59	$10.22	$10.40

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2016 Semi-Annual Report

STATEMENTS OF OPERATIONS

For the Six Months Ended December 31, 2016 (Unaudited)

	BARINGS GLOBAL FLOATING RATE FUND	BARINGS GLOBAL CREDIT INCOME OPPORTUNITIES FUND	BARINGS ACTIVE SHORT DURATION BOND FUND	BARINGS TOTAL RETURN BOND FUND

Investment Income
Interest income	$4,658,109	$4,058,787	$2,245,451	$345,678
Dividends	–	–	–	122,182
Other income	152,829	69,220	519	–

Total investment income	4,810,938	4,128,007	2,245,970	467,860

Operating Expenses
Advisory fees	529,884	417,572	359,358	53,767
12b-1 distribution and servicing plan
Class A	27,899	19,853	93,650	276
Class C	35,480	20,715	(776)	1,025
Administrator fees	170,816	100,518	126,932	29,833
Custody fees	119,549	71,089	98,529	25,238
Professional fees	55,365	47,818	30,711	16,276
Transfer agent fees	18,000	21,642	29,011	9,517
Directors’ fees	27,143	20,044	24,294	13,006
Registration fees	40,186	30,112	58,304	23,196
Printing and mailing expenses	10,361	6,118	8,712	1,617
Interest expense	–	–	64	30
Other operating expenses	24,591	14,492	22,576	4,636

Total operating expenses	1,059,274	769,973	851,365	178,417
Reimbursement of expenses
Class A	(54,721)	(30,591)	(120,067)	(3,061)
Class C	(23,681)	(10,129)	(3,737)	(2,994)
Class I	(46,495)	(44,788)	(5,489)	(46,449)
Class Y	(265,958)	(114,976)	(218,444)	(50,654)

Net operating expenses	668,419	569,489	503,628	75,259

Net investment income	4,142,519	3,558,518	1,742,342	392,601

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2016 Semi-Annual Report

STATEMENTS OF OPERATIONS (CONTINUED)

For the Six Months Ended December 31, 2016 (Unaudited)

	BARINGS GLOBAL FLOATING RATE FUND	BARINGS GLOBAL CREDIT INCOME OPPORTUNITIES FUND	BARINGS ACTIVE SHORT DURATION BOND FUND	BARINGS TOTAL RETURN BOND FUND
Realized and Unrealized Gains (Losses) on Investments
Net realized loss on investments	$(2,389,702)	$(1,035,733)	$(73,779)	$(72,764)
Net realized gain on forward foreign currency exchange contracts	3,668,047	2,957,387	–	833
Net realized loss on foreign currency and translation	(357,089)	(10,596)	–	–
Net realized gain (loss) on futures contracts	–	–	809,340	(101,606)
Net realized loss on swap contracts	–	–	(11,561)	(14,347)

Net realized gain (loss)	921,256	1,911,058	724,000	(187,884)

Net change in unrealized appreciation (depreciation) on investments	8,028,954	5,738,679	(1,785,082)	(440,935)
Net change in unrealized appreciation (depreciation) on unfunded loan commitments	(13)	(13)	–	–
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(1,501,095)	(1,024,556)	12,342	327
Net change in unrealized depreciation on foreign currency and translation	(6,583)	(37,458)	–	–
Net change in unrealized appreciation (depreciation) on futures contracts	–	–	173,895	(107,400)
Net change in unrealized appreciation on swap contracts	–	–	11,299	2,996

Net change in unrealized appreciation (depreciation)	6,521,263	4,676,652	(1,587,546)	(545,012)

Net realized and unrealized gains (losses) on investments	7,442,519	6,587,710	(863,546)	(732,896)

Net increase (decrease) in net assets resulting from operations	$11,585,038	$10,146,228	$878,796	$(340,295)

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2016 Semi-Annual Report

STATEMENTS OF OPERATIONS (CONTINUED)

For the Six Months Ended December 31, 2016 (Unaudited)

	BARINGS EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND	BARINGS EMERGING MARKETS LOCAL CURRENCY DEBT FUND	BARINGS GLOBAL HIGH YIELD FUND	BARINGS U.S. HIGH YIELD FUND

Investment Income
Interest income (net of withholding tax of $1,102, $3,056, $0 and $0, respectively)	$321,584	$52,973	$973,191	$1,124,536
Other income	–	–	5,985	–

Total investment income	321,584	52,973	979,176	1,124,536

Operating Expenses
Advisory fees	37,833	20,296	80,017	84,564
12b-1 distribution and servicing plan
Class A	252	135	135	1,902
Class C	1,014	541	843	531
Administrator fees	17,075	13,781	27,985	29,673
Custody fees	14,375	13,734	20,181	20,805
Professional fees	12,720	12,210	15,056	13,189
Transfer agent fees	12,732	9,168	10,556	9,554
Directors’ fees	11,294	10,796	12,940	13,200
Registration fees	22,309	21,903	22,640	23,075
Printing and mailing expenses	616	330	1,582	1,746
Other operating expenses	2,374	1,590	4,551	4,922

Total operating expenses	132,594	104,484	196,486	203,161
Reimbursement of expenses
Class A	(4,670)	(3,773)	(2,901)	(5,862)
Class C	(4,687)	(3,780)	(3,017)	(2,538)
Class I	(39,616)	(38,188)	(40,742)	(40,708)
Class Y	(39,654)	(38,189)	(42,159)	(36,306)

Net operating expenses	43,967	20,554	107,667	117,747

Net investment income	277,617	32,419	871,509	1,006,789

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2016 Semi-Annual Report

STATEMENTS OF OPERATIONS (CONTINUED)

For the Six Months Ended December 31, 2016 (Unaudited)

	BARINGS EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND		BARINGS EMERGING MARKETS LOCAL CURRENCY DEBT FUND		BARINGS GLOBAL HIGH YIELD FUND	BARINGS U.S. HIGH YIELD FUND
Realized and Unrealized Gains (Losses) on Investments
Net realized gain on investments	$183,130		$91,844		$112,901	$322,895
Net realized gain on forward foreign currency exchange contracts	78,437		20,587		623,851	–
Net realized loss on foreign currency and translation	(4,345)		(1,063)		(14,944)	–
Net realized gain (loss) on futures contracts	1		(160)		–	–
Net realized gain on swap contracts	7,337		10,498		–	–

Net realized gain	264,560		121,706		721,808	322,895

Net change in unrealized appreciation (depreciation) on investments	(420,030	)(1)	(302,950	)(2)	864,799	939,691
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(31,084)		17,042		(173,783)	–
Net change in unrealized appreciation (depreciation) on foreign currency and translation	(1,211)		(4,152)		1,867	–
Net change in unrealized appreciation on futures contracts	2,868		–		–	–
Net change in unrealized (depreciation) on swap contracts	(3,270)		(42,602)		–	–

Net change in unrealized appreciation (depreciation)	(452,727)		(332,662)		692,883	939,691

Net realized and unrealized gains (losses) on investments	(188,167)		(210,956)		1,414,691	1,262,586

Net increase (decrease) in net assets resulting from operations	$89,450		$(178,537)		$2,286,200	$2,269,375

(1)	Net of change in unrealized appreciation (depreciation) of foreign capital gains taxes of $(1,609).
(2)	Net of change in unrealized appreciation (depreciation) of foreign capital gains taxes of $3,532.

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2016 Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

(Unaudited)

	BARINGS GLOBAL FLOATING RATE FUND		BARINGS GLOBAL CREDIT INCOME OPPORTUNITIES FUND
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2016	FOR THE YEAR ENDED JUNE 30, 2016	FOR THE SIX MONTHS ENDED DECEMBER 31, 2016	FOR THE YEAR ENDED JUNE 30, 2016

Operations
Net investment income	$4,142,519	$8,206,929	$3,558,518	$5,621,819
Net realized gain (loss) on investments	921,256	(3,068,981)	1,911,058	(2,698,429)
Net change in unrealized appreciation (depreciation) on investments	6,521,263	(4,711,060)	4,676,652	(3,086,490)

Net increase (decrease) in net assets from operations	11,585,038	426,888	10,146,228	(163,100)

Dividends to Common Shareholders
Net investment income
Class A	(536,495)	(304,354)	(488,582)	(835,584)

Class C	(149,993)	(268,027)	(112,854)	(205,363)

Class I	(497,800)	(1,191,256)	(838,701)	(1,782,878)

Class Y	(2,957,893)	(6,742,434)	(2,118,575)	(3,292,537)

Total dividends to common shareholders	(4,142,181)	(8,506,071)	(3,558,712)	(6,116,362)

Capital Share Transactions
Net proceeds from sale of shares	81,459,469	76,837,249	25,974,809	38,204,380
Net Asset Value of shares issued to shareholders in payment of distributions declared	2,936,411	6,057,323	1,403,349	2,714,185
Cost of shares redeemed	(98,035,251)	(74,331,498)	(9,965,531)	(17,451,036)

Net increase (decrease) in net assets resulting from capital stock transactions	(13,639,371)	8,563,074	17,412,627	23,467,529

Total increase (decrease) in net assets	(6,196,514)	483,891	24,000,143	17,188,067

Net Assets
Beginning of period	166,643,028	166,159,137	98,920,696	81,732,629

End of period (includes undistributed net investment income of $(1,114,255), $(1,114,593), $(704,450) and $(704,256), respectively)	$160,446,514	$166,643,028	$122,920,839	$98,920,696

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2016 Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

(Unaudited)

	BARINGS ACTIVE SHORT DURATION BOND FUND		BARINGS TOTAL RETURN BOND FUND
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2016	PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (1)	FOR THE SIX MONTHS ENDED DECEMBER 31, 2016	PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (1)

Operations
Net investment income	$1,742,342	$1,645,747	$392,601	$675,606
Net realized gain (loss) on investments	724,000	(74,313)	(187,884)	(74,427)
Net change in unrealized appreciation (depreciation) on investments	(1,587,546)	876,577	(545,012)	602,122

Net increase (decrease) in net assets from operations	878,796	2,448,011	(340,295)	1,203,301

Dividends to Common Shareholders
Net investment income
Class A	(577,846)	(189,128)	(2,966)	(5,003)

Class C	(3,312)	(2,030)	(1,974)	(3,522)

Class I	(10,205)	(328,113)	(184,545)	(336,827)

Class Y	(1,160,196)	(1,108,430)	(203,474)	(338,788)

Net realized gain
Class A	(38,267)	–	–	(403)

Class C	(114)	–	–	(402)

Class I	(42)	–	–	(24,782)

Class Y	(63,403)	–	–	(24,827)

Total dividends to common shareholders	(1,853,385)	(1,627,701)	(392,959)	(734,554)

Capital Share Transactions
Net proceeds from sale of shares	150,896,792	209,020,134	2,712,412	25,427,645
Net Asset Value of shares issued to shareholders in payment of distributions declared	1,543,602	841,543	18,759	111,617
Cost of shares redeemed	(59,113,830)	(54,817,484)	(100,489)	–

Net increase in net assets resulting from capital stock transactions	93,326,564	155,044,193	2,630,682	25,539,262

Total increase in net assets	92,351,975	155,864,503	1,897,428	26,008,009

Net Assets
Beginning of period	155,864,503	–	26,008,009	–

End of period (includes undistributed net investment income of $20,581, $29,798, $(6,141) and $(5,783), respectively)	$248,216,478	$155,864,503	$27,905,437	$26,008,009

(1)	Fund commenced operations on July 8, 2015.

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2016 Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

(Unaudited)

	BARINGS EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND		BARINGS EMERGING MARKETS LOCAL CURRENCY DEBT FUND
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2016	PERIOD FROM OCTOBER 21, 2015 THROUGH JUNE 30, 2016 (1)	FOR THE SIX MONTHS ENDED DECEMBER 31, 2016	PERIOD FROM DECEMBER 8, 2015 THROUGH JUNE 30, 2016 (2)

Operations
Net investment income	$277,617	$448,418	$32,419	$257,477
Net realized gain (loss) on investments	264,560	(334,735)	121,706	110,231
Net change in unrealized appreciation (depreciation) on investments	(452,727)	147,377	(332,662)	256,208

Net increase (decrease) in net assets from operations	89,450	261,060	(178,537)	623,916

Dividends to Common Shareholders
Net investment income
Class A	(4,978)	(6,867)	(7,784)	(3,143)

Class C	(4,253)	(5,895)	(7,383)	(2,726)

Class I	(125,440)	(172,655)	(190,048)	(78,768)

Class Y	(125,597)	(172,655)	(190,045)	(78,767)

Net realized gain
Class A	–	(62)	(1,816)	–

Class C	–	(62)	(1,816)	–

Class I	–	(1,488)	(43,584)	–

Class Y	–	(1,488)	(43,584)	–

Total dividends to common shareholders	(260,268)	(361,172)	(486,060)	(163,404)

Capital Share Transactions
Net proceeds from sale of shares	29,818	10,000,000	–	5,000,000
Net Asset Value of shares issued to shareholders in payment of distributions declared	118	3,100	–	–
Cost of shares redeemed	(15,682)	–	–	–

Net increase in net assets resulting from capital stock transactions	14,254	10,003,100	–	5,000,000

Total increase (decrease) in net assets	(156,564)	9,902,988	(664,597)	5,460,512

Net Assets
Beginning of period	9,902,988	–	5,460,512	–

End of period (includes undistributed net investment income of $(64,320), $(81,669), $(165,357) and $197,484, respectively)	$9,746,424	$9,902,988	$4,795,915	$5,460,512

(1)	Fund commenced operations on October 21, 2015.
(2)	Fund commenced operations on December 8, 2015.

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2016 Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

(Unaudited)

	BARINGS GLOBAL HIGH YIELD FUND		BARINGS U.S. HIGH YIELD FUND
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2016	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (1)	FOR THE SIX MONTHS ENDED DECEMBER 31, 2016	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (1)

Operations
Net investment income	$871,509	$980,491	$1,006,789	$1,053,626
Net realized gain on investments	721,808	345,486	322,895	288,570
Net change in unrealized appreciation (depreciation) on investments	692,883	(213,105)	939,691	181,423

Net increase in net assets resulting from operations	2,286,200	1,112,872	2,269,375	1,523,619

Dividends to Common Shareholders
Net investment income
Class A	(3,412)	(3,764)	(47,686)	(4,605)

Class C	(4,615)	(3,285)	(2,957)	(3,286)

Class I	(423,302)	(486,534)	(506,144)	(559,016)

Class Y	(440,179)	(486,908)	(450,096)	(486,719)

Net realized gain
Class A	(3,988)	–	(24,333)	–

Class C	(7,212)	–	(1,951)	–

Class I	(474,176)	–	(274,369)	–

Class Y	(517,180)	–	(253,824)	–

Total dividends to common shareholders	(1,874,064)	(980,491)	(1,561,360)	(1,053,626)

Capital Share Transactions
Net proceeds from sale of shares	1,287,536	25,138,500	4,029,649	27,302,500
Net Asset Value of shares issued to shareholders in payment of distributions declared	64,433	262	233,068	72,759
Cost of shares redeemed	(36,723)	–	(911,310)	–

Net increase in net assets resulting from capital stock transactions	1,315,246	25,138,762	3,351,407	27,375,259

Total increase in net assets	1,727,382	25,271,143	4,059,422	27,845,252

Net Assets
Beginning of period	25,271,143	–	27,845,252	–

End of period (includes undistributed net investment income of $54,472, $54,471, $(94) and $0, respectively)	$26,998,525	$25,271,143	$31,904,674	$27,845,252

(1)	Fund commenced operations on October 30, 2015.

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2016 Semi-Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2016 (1)		FOR THE YEAR ENDED JUNE 30, 2016		FOR THE YEAR ENDED JUNE 30, 2015		PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (2)

Per Common Share Data
Net asset value, beginning of period	$9.13		$9.60		$10.20		$10.00
Income from investment operations:
Net investment income (3)	0.16		0.44		0.44		0.30
Net realized and unrealized gain (loss) on investments	0.50		(0.45)		(0.35)		0.08

Total increase (decrease) from investment operations	0.66		(0.01)		0.09		0.38

Less dividends and distributions:
From net investment income	(0.23)		(0.46)		(0.68)		(0.18)
From net realized gain	–		–		(0.01)		–

Total dividends and distributions	(0.23)		(0.46)		(0.69)		(0.18)

Redemption fees	0.00		0.00		0.00	(4)	0.00

Net asset value, at end of period	$9.56		$9.13		$9.60		$10.20

Total investment return (5)	7.29	%(6)	(0.04)%		0.95%		3.81	%(6)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$31,156		$13,980		$5,153		$12,464
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.46	%(8)	1.72%		1.74%		2.27	%(8)
Ratio of net expenses to average net assets (7)	0.97	%(8)(9)	1.05	%(10)	1.05	%(10)	1.05	%(8)(10)
Ratio of net investment income to average net assets	4.81	%(8)	4.74%		4.44%		3.76	%(8)
Portfolio turnover rate	44.23	%(6)	62.99%		63.17%		49.51	%(6)

(1)	Unaudited.
(2)	Fund commenced operations on September 16, 2013.
(3)	Calculated using average shares outstanding.
(4)	Amount rounds to less than $.01 per share.
(5)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Not annualized.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.00% as a percentage of average daily net assets.
(8)	Annualized for periods less than one full year.
(9)	Net expenses reflect a one-time voluntary reimbursement to the Fund during the period in connection with a change to the fee waiver and/or expense reimbursement agreement.
(10)	Net expenses reflect a previous fee waiver and/or expense reimbursement agreement.

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2016 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2016 (1)		FOR THE YEAR ENDED JUNE 30, 2016		FOR THE YEAR ENDED JUNE 30, 2015		PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (2)

Per Common Share Data
Net asset value, beginning of period	$9.10		$9.57		$10.16		$10.00
Income from investment operations:
Net investment income (3)	0.21		0.37		0.35		0.24
Net realized and unrealized gain (loss) on investments	0.42		(0.45)		(0.33)		0.07

Total increase (decrease) from investment operations	0.63		(0.08)		0.02		0.31

Less dividends and distributions:
From net investment income	(0.20)		(0.39)		(0.60)		(0.15)
From net realized gain	–		–		(0.01)		–

Total dividends and distributions	(0.20)		(0.39)		(0.61)		(0.15)

Redemption fees	0.00		0.00		0.00	(4)	0.00

Net asset value, at end of period	$9.53		$9.10		$9.57		$10.16

Total investment return (5)	6.93	%(6)	(0.81)%		0.30%		3.15	%(6)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$8,158		$6,803		$5,461		$2,396
Ratio of total expenses (before reductions and reimbursements) to average net assets	2.33	%(8)	2.50%		3.12%		4.97	%(8)
Ratio of net expenses to average net assets (7)	1.66	%(8)(9)	1.80	%(10)	1.80	%(10)	1.80	%(8)(10)
Ratio of net investment income to average net assets	4.23	%(8)	4.04%		3.60%		3.07	%(8)
Portfolio turnover rate	44.23	%(6)	62.99%		63.17%		49.51	%(6)

(1)	Unaudited.
(2)	Fund commenced operations on September 16, 2013.
(3)	Calculated using average shares outstanding.
(4)	Amount rounds to less than $.01 per share.
(5)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Not annualized.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.75% as a percentage of average daily net assets.
(8)	Annualized for periods less than one full year.
(9)	Net expenses reflect a one-time voluntary reimbursement to the Fund during the period in connection with a change to the fee waiver and/or expense reimbursement agreement.
(10)	Net expenses reflect a previous fee waiver and/or expense reimbursement agreement.

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2016 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2016 (1)		FOR THE YEAR ENDED JUNE 30, 2016	FOR THE YEAR ENDED JUNE 30, 2015	PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (2)

Per Common Share Data
Net asset value, beginning of period	$9.15		$9.62	$10.21	$10.00
Income from investment operations:
Net investment income (3)	0.23		0.47	0.46	0.30
Net realized and unrealized gain (loss) on investments	0.44		(0.45)	(0.34)	0.10

Total increase from investment operations	0.67		0.02	0.12	0.40

Less dividends and distributions:
From net investment income	(0.24)		(0.49)	(0.70)	(0.19)
From net realized gain	–		–	(0.01)	–

Total dividends and distributions	(0.24)		(0.49)	(0.71)	(0.19)

Redemption fees	0.00		0.00	0.00 (4)	0.00

Net asset value, at end of period	$9.58		$9.15	$9.62	$10.21

Total investment return (5)	7.44	%(6)	0.25%	1.34%	4.04	%(6)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$21,040		$19,903	$25,885	$32,772
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.23	%(8)	1.29%	1.31%	1.52	%(8)
Ratio of net expenses to average net assets (7)	0.75	%(8)	0.75%	0.75%	0.75	%(8)
Ratio of net investment income to average net assets	5.17	%(8)	5.07%	4.69%	3.72	%(8)
Portfolio turnover rate	44.23	%(6)	62.99%	63.17%	49.51	%(6)

(1)	Unaudited.
(2)	Fund commenced operations on September 16, 2013.
(3)	Calculated using average shares outstanding.
(4)	Amount rounds to less than $.01 per share.
(5)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Not annualized.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .75% as a percentage of average daily net assets.
(8)	Annualized for periods less than one full year.

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2016 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2016 (1)		FOR THE YEAR ENDED JUNE 30, 2016	FOR THE YEAR ENDED JUNE 30, 2015	PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (2)

Per Common Share Data
Net asset value, beginning of period	$9.15		$9.62	$10.21	$10.00
Income from investment operations:
Net investment income (3)	0.20		0.47	0.45	0.30
Net realized and unrealized gain (loss) on investments	0.46		(0.45)	(0.33)	0.10

Total increase from investment operations	0.66		0.02	0.12	0.40

Less dividends and distributions:
From net investment income	(0.24)		(0.49)	(0.70)	(0.19)
From net realized gain	–		–	(0.01)	–

Total dividends and distributions	(0.24)		(0.49)	(0.71)	(0.19)

Redemption fees	0.00		0.00	0.00 (4)	0.00

Net asset value, at end of period	$9.57		$9.15	$9.62	$10.21

Total investment return (5)	7.43	%(6)	0.22%	1.28%	4.04	%(6)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$100,093		$125,957	$129,659	$66,999
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.22	%(8)	1.27%	1.25%	1.53	%(8)
Ratio of net expenses to average net assets (7)	0.75	%(8)	0.75%	0.75%	0.75	%(8)
Ratio of net investment income to average net assets	5.17	%(8)	5.08%	4.58%	3.80	%(8)
Portfolio turnover rate	44.23	%(6)	62.99%	63.17%	49.51	%(6)

(1)	Unaudited.
(2)	Fund commenced operations on September 16, 2013.
(3)	Calculated using average shares outstanding.
(4)	Amount rounds to less than $.01 per share.
(5)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Not annualized.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .75% as a percentage of average daily net assets.
(8)	Annualized for periods less than one full year.

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2016 Semi-Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2016 (1)		FOR THE YEAR ENDED JUNE 30, 2016	FOR THE YEAR ENDED JUNE 30, 2015	PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (2)

Per Common Share Data
Net asset value, beginning of period	$8.80		$9.51	$10.45	$10.00
Income from investment operations:
Net investment income (3)	0.27		0.56	0.54	0.40
Net realized and unrealized gain (loss) on investments	0.58		(0.66)	(0.57)	0.33

Total increase (decrease) from investment operations	0.85		(0.10)	(0.03)	0.73

Less dividends and distributions:
From net investment income	(0.29)		(0.61)	(0.78)	(0.28)
From net realized gain	–		–	(0.13)	–

Total dividends and distributions	(0.29)		(0.61)	(0.91)	(0.28)

Redemption fees	0.00		0.00	0.00 (4)	0.00

Net asset value, at end of period	$9.36		$8.80	$9.51	$10.45

Total investment return (5)	9.73	%(6)	(0.84)%	(0.11)%	7.30	%(6)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$21,927		$12,340	$12,718	$2,591
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.59	%(8)	1.90%	1.98%	3.95	%(8)
Ratio of net expenses to average net assets (7)	1.20	%(8)	1.20%	1.20%	1.20	%(8)
Ratio of net investment income to average net assets	6.15	%(8)	6.28%	5.46%	4.88	%(8)
Portfolio turnover rate	21.74	%(6)	58.08%	84.65%	99.72	%(6)

(1)	Unaudited.
(2)	Fund commenced operations on September 16, 2013.
(3)	Calculated using average shares outstanding.
(4)	Amount rounds to less than $.01 per share.
(5)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Not annualized.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.20% as a percentage of average daily net assets.
(8)	Annualized for periods less than one full year.

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2016 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2016 (1)		FOR THE YEAR ENDED JUNE 30, 2016	FOR THE YEAR ENDED JUNE 30, 2015	PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (2)

Per Common Share Data
Net asset value, beginning of period	$8.79		$9.50	$10.45	$10.00
Income from investment operations:
Net investment income (3)	0.29		0.49	0.47	0.35
Net realized and unrealized gain (loss) on investments	0.52		(0.65)	(0.58)	0.32

Total increase (decrease) from investment operations	0.81		(0.16)	(0.11)	0.67

Less dividends and distributions:
From net investment income	(0.25)		(0.55)	(0.71)	(0.22)
From net realized gain	–		–	(0.13)	–

Total dividends and distributions	(0.25)		(0.55)	(0.84)	(0.22)

Redemption fees	0.00		0.00	0.00 (4)	0.00

Net asset value, at end of period	$9.35		$8.79	$9.50	$10.45

Total investment return (5)	9.31	%(6)	(1.59)%	(0.93)%	6.75	%(6)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$4,586		$3,578	$3,579	$944
Ratio of total expenses (before reductions and reimbursements) to average net assets	2.44	%(8)	2.91%	4.09%	10.50	%(8)
Ratio of net expenses to average net assets (7)	1.95	%(8)	1.95%	1.95%	1.95	%(8)
Ratio of net investment income to average net assets	5.45	%(8)	5.50%	4.79%	4.39	%(8)
Portfolio turnover rate	21.74	%(6)	58.08%	84.65%	99.72	%(6)

(1)	Unaudited.
(2)	Fund commenced operations on September 16, 2013.
(3)	Calculated using average shares outstanding.
(4)	Amount rounds to less than $.01 per share.
(5)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Not annualized.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.95% as a percentage of average daily net assets.
(8)	Annualized for periods less than one full year.

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2016 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2016 (1)		FOR THE YEAR ENDED JUNE 30, 2016	FOR THE YEAR ENDED JUNE 30, 2015	PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (2)

Per Common Share Data
Net asset value, beginning of period	$8.80		$9.51	$10.46	$10.00
Income from investment operations:
Net investment income (3)	0.30		0.58	0.56	0.41
Net realized and unrealized gain (loss) on investments	0.56		(0.65)	(0.58)	0.35

Total increase (decrease) from investment operations	0.86		(0.07)	(0.02)	0.76

Less dividends and distributions:
From net investment income	(0.30)		(0.64)	(0.80)	(0.30)
From net realized gain	–		–	(0.13)	–

Total dividends and distributions	(0.30)		(0.64)	(0.93)	(0.30)

Redemption fees	0.00		0.00	0.00 (4)	0.00

Net asset value, at end of period	$9.36		$8.80	$9.51	$10.46

Total investment return (5)	9.86	%(6)	(0.61)%	0.05%	7.59	%(6)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$26,272		$24,689	$26,428	$26,406
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.30	%(8)	1.54%	1.58%	1.83	%(8)
Ratio of net expenses to average net assets (7)	0.95	%(8)	0.95%	0.95%	0.95	%(8)
Ratio of net investment income to average net assets	6.49	%(8)	6.54%	5.69%	5.02	%(8)
Portfolio turnover rate	21.74	%(6)	58.08%	84.65%	99.72	%(6)

(1)	Unaudited.
(2)	Fund commenced operations on September 16, 2013.
(3)	Calculated using average shares outstanding.
(4)	Amount rounds to less than $.01 per share.
(5)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Not annualized.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .95% as a percentage of average daily net assets.
(8)	Annualized for periods less than one full year.

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2016 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2016 (1)		FOR THE YEAR ENDED JUNE 30, 2016	FOR THE YEAR ENDED JUNE 30, 2015	PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (2)

Per Common Share Data
Net asset value, beginning of period	$8.80		$9.51	$10.46	$10.00
Income from investment operations:
Net investment income (3)	0.31		0.59	0.56	0.41
Net realized and unrealized gain (loss) on investments	0.55		(0.66)	(0.58)	0.35

Total increase (decrease) from investment operations	0.86		(0.07)	(0.02)	0.76

Less dividends and distributions:
From net investment income	(0.30)		(0.64)	(0.80)	(0.30)
From net realized gain	–		–	(0.13)	–

Total dividends and distributions	(0.30)		(0.64)	(0.93)	(0.30)

Redemption fees	0.00		0.00	0.00 (4)	0.00

Net asset value, at end of period	$9.36		$8.80	$9.51	$10.46

Total investment return (5)	9.86	%(6)	(0.61)%	0.05%	7.59	%(6)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$70,136		$58,312	$39,006	$33,885
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.30	%(8)	1.55%	1.58%	1.84	%(8)
Ratio of net expenses to average net assets (7)	0.95	%(8)	0.95%	0.95%	0.95	%(8)
Ratio of net investment income to average net assets	6.47	%(8)	6.56%	5.67%	5.04	%(8)
Portfolio turnover rate	21.74	%(6)	58.08%	84.65%	99.72	%(6)

(1)	Unaudited.
(2)	Fund commenced operations on September 16, 2013.
(3)	Calculated using average shares outstanding.
(4)	Amount rounds to less than $.01 per share.
(5)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Not annualized.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .95% as a percentage of average daily net assets.
(8)	Annualized for periods less than one full year.

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2016 Semi-Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2016 (1)		PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$9.98		$10.00
Income from investment operations:
Net investment income (3)	0.08		0.15
Net realized and unrealized loss on investments	(0.04)		(0.03	)(4)

Total increase from investment operations	0.04		0.12

Less dividends and distributions:
From net investment income	(0.08)		(0.14)
From net realized gain	(0.00	)(5)	–

Total dividends and distributions	(0.08)		(0.14)

Net asset value, at end of period	$9.94		$9.98

Total investment return (6)	0.42	%(7)	1.17	%(7)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$94,343		$39,992
Ratio of total expenses (before reductions and reimbursements) to average net assets	0.97	%(9)	1.18	%(9)
Ratio of net expenses to average net assets (8)	0.65	%(9)	0.65	%(9)
Ratio of net investment income to average net assets	1.53	%(9)	1.51	%(9)
Portfolio turnover rate	59.76	%(7)	218.67	%(7)

(1)	Unaudited.
(2)	Fund commenced operations on July 8, 2015.
(3)	Calculated using average shares outstanding.
(4)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(5)	Amount rounds to less than $.01 per share.
(6)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(7)	Not annualized.
(8)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .65% as a percentage of average daily net assets.
(9)	Annualized for periods less than one full year.

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2016 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2016 (1)		PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$9.97		$10.00
Income from investment operations:
Net investment income (3)	0.12		0.07
Net realized and unrealized loss on investments	(0.04)		(0.03	)(4)

Total increase from investment operations	0.08		0.04

Less dividends and distributions:
From net investment income	(0.12)		(0.07)
From net realized gain	(0.00	)(5)	–

Total dividends and distributions	(0.12)		(0.07)

Net asset value, at end of period	$9.93		$9.97

Total investment return (6)	0.84	%(7)(8)	0.39	%(7)(9)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$268		$257
Ratio of total expenses (before reductions and reimbursements) to average net assets	2.51	%(8)(11)	5.44	%(9)(11)
Ratio of net expenses to average net assets (10)	(0.15	)%(8)(11)	1.40	%(9)(11)
Ratio of net investment income to average net assets	2.35	%(8)(11)	0.71	%(9)(11)
Portfolio turnover rate	59.76	%(7)	218.67	%(7)

(1)	Unaudited.
(2)	Fund commenced operations on July 8, 2015.
(3)	Calculated using average shares outstanding.
(4)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(5)	Amount rounds to less than $.01 per share.
(6)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(7)	Not annualized.
(8)	Expenses shown reflect a reimbursement to the Fund during the period for an overaccrual of 12b-1 fees made during and prior to the period.
(9)	Expenses shown reflect an overaccrual of 12b-1 fees for the period of $1,478 or 0.50% of average net assets over the period. Subsequent to the period, the Fund was reimbursed for the overaccrued amount.
(10)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.90% as a percentage of average daily net assets.
(11)	Annualized for periods less than one full year.

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2016 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2016 (1)		PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$9.97		$10.00
Income from investment operations:
Net investment income (3)	0.09		0.16
Net realized and unrealized loss on investments	(0.03)		(0.03	)(4)

Total increase from investment operations	0.06		0.13

Less dividends and distributions:
From net investment income	(0.09)		(0.16)
From net realized gain	(0.00	)(5)	—

Total dividends and distributions	(0.09)		(0.16)

Net asset value, at end of period	$9.94		$9.97

Total investment return (6)	0.62	%(7)	1.35	%(7)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$99		$5,971
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.37	%(9)	0.96	%(9)
Ratio of net expenses to average net assets (8)	0.40	%(9)	0.44	%(9)
Ratio of net investment income to average net assets	1.82	%(9)	1.67	%(9)
Portfolio turnover rate	59.76	%(7)	218.67	%(7)

(1)	Unaudited.
(2)	Fund commenced operations on July 8, 2015.
(3)	Calculated using average shares outstanding.
(4)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(5)	Amount rounds to less than $.01 per share.
(6)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(7)	Not annualized.
(8)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .40% as a percentage of average daily net assets.
(9)	Annualized for periods less than one full year.

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2016 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2016 (1)		PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$9.97		$10.00
Income from investment operations:
Net investment income (3)	0.09		0.17
Net realized and unrealized loss on investments	(0.04)		(0.04	)(4)

Total increase from investment operations	0.05		0.13

Less dividends and distributions:
From net investment income	(0.09)		(0.16)
From net realized gain	(0.00	)(5)	–

Total dividends and distributions	(0.09)		(0.16)

Net asset value, at end of period	$9.93		$9.97

Total investment return (6)	0.57	%(7)	1.36	%(7)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$153,506		$109,645
Ratio of total expenses (before reductions and reimbursements) to average net assets	0.74	%(9)	0.87	%(9)
Ratio of net expenses to average net assets (8)	0.40	%(9)	0.41	%(9)
Ratio of net investment income to average net assets	1.79	%(9)	1.73	%(9)
Portfolio turnover rate	59.76	%(7)	218.67	%(7)

(1)	Unaudited.
(2)	Fund commenced operations on July 8, 2015.
(3)	Calculated using average shares outstanding.
(4)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(5)	Amount rounds to less than $.01 per share.
(6)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(7)	Not annualized.
(8)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .40% as a percentage of average daily net assets.
(9)	Annualized for periods less than one full year.

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2016 Semi-Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2016 (1)		PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$10.18		$10.00
Income from investment operations:
Net investment income (3)	0.14		0.25
Net realized and unrealized gain (loss) on investments	(0.27)		0.20

Total increase (decrease) from investment operations	(0.13)		0.45

Less dividends and distributions:
From net investment income	(0.14)		(0.25)
From net realized gain	–		(0.02)

Total dividends and distributions	(0.14)		(0.27)

Net asset value, at end of period	$9.91		$10.18

Total investment return (4)	(1.38	)%(5)	4.63	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$220		$211
Ratio of total expenses (before reductions and reimbursements) to average net assets	3.57	%(7)	5.60	%(7)
Ratio of net expenses to average net assets (6)(8)	0.80	%(7)	0.80	%(7)
Ratio of net investment income to average net assets	2.68	%(7)	2.52	%(7)
Portfolio turnover rate	125.07	%(5)	434.37	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on July 8, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .80% as a percentage of average daily net assets.
(7)	Annualized for periods less than one full year.
(8)	Ratio of net expenses to average net assets does not include expenses of the underlying fund in which the Fund invests.

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2016 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2016 (1)		PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$10.18		$10.00
Income from investment operations:
Net investment income (3)	0.10		0.17
Net realized and unrealized gain (loss) on investments	(0.27)		0.21

Total increase (decrease) from investment operations	(0.17)		0.38

Less dividends and distributions:
From net investment income	(0.10)		(0.18)
From net realized gain	–		(0.02)

Total dividends and distributions	(0.10)		(0.20)

Net asset value, at end of period	$9.91		$10.18

Total investment return (4)	(1.75	)%(5)	3.87	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$199		$204
Ratio of total expenses (before reductions and reimbursements) to average net assets	4.47	%(7)	6.38	%(7)
Ratio of net expenses to average net assets (6)(8)	1.55	%(7)	1.55	%(7)
Ratio of net investment income to average net assets	1.92	%(7)	1.77	%(7)
Portfolio turnover rate	125.07	%(5)	434.37	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on July 8, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.55% as a percentage of average daily net assets.
(7)	Annualized for periods less than one full year.
(8)	Ratio of net expenses to average net assets does not include expenses of the underlying fund in which the Fund invests.

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2016 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2016 (1)		PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$10.18		$10.00
Income from investment operations:
Net investment income (3)	0.15		0.27
Net realized and unrealized gain (loss) on investments	(0.27)		0.20

Total increase (decrease) from investment operations	(0.12)		0.47

Less dividends and distributions:
From net investment income	(0.15)		(0.27)
From net realized gain	–		(0.02)

Total dividends and distributions	(0.15)		(0.29)

Net asset value, at end of period	$9.91		$10.18

Total investment return (4)	(1.25	)%(5)	4.89	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$12,242		$12,582
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.29	%(7)	1.37	%(7)
Ratio of net expenses to average net assets (6)(8)	0.55	%(7)	0.55	%(7)
Ratio of net investment income to average net assets	2.92	%(7)	2.77	%(7)
Portfolio turnover rate	125.07	%(5)	434.37	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on July 8, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .55% as a percentage of average daily net assets.
(7)	Annualized for periods less than one full year.
(8)	Ratio of net expenses to average net assets does not include expenses of the underlying fund in which the Fund invests.

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2016 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2016 (1)		PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$10.18		$10.00
Income from investment operations:
Net investment income (3)	0.15		0.27
Net realized and unrealized gain (loss) on investments	(0.27)		0.20

Total increase (decrease) from investment operations	(0.12)		0.47

Less dividends and distributions:
From net investment income	(0.15)		(0.27)
From net realized gain	–		(0.02)

Total dividends and distributions	(0.15)		(0.29)

Net asset value, at end of period	$9.91		$10.18

Total investment return (4)	(1.25	)%(5)	4.89	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$15,245		$13,011
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.28	%(7)	1.36	%(7)
Ratio of net expenses to average net assets (6)(8)	0.55	%(7)	0.55	%(7)
Ratio of net investment income to average net assets	2.94	%(7)	2.77	%(7)
Portfolio turnover rate	125.07	%(5)	434.37	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on July 8, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .55% as a percentage of average daily net assets.
(7)	Annualized for periods less than one full year.
(8)	Ratio of net expenses to average net assets does not include expenses of the underlying fund in which the Fund invests.

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2016 Semi-Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2016 (1)		PERIOD FROM OCTOBER 21, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$9.90		$10.00
Income from investment operations:
Net investment income (3)	0.27		0.43
Net realized and unrealized loss on investments	(0.19)		(0.19)

Total increase from investment operations	0.08		0.24

Less dividends and distributions:
From net investment income	(0.25)		(0.34)
From net realized gain	–		(0.00	)(4)

Total dividends and distributions	(0.25)		(0.34)

Net asset value, at end of period	$9.73		$9.90

Total investment return (5)	0.77	%(6)	2.62	%(6)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$195		$198
Ratio of total expenses (before reductions and reimbursements) to average net assets	5.73	%(8)	6.82	%(8)
Ratio of net expenses to average net assets (7)	1.09	%(8)(9)	1.16	%(8)
Ratio of net investment income to average net assets	5.28	%(8)	6.52	%(8)
Portfolio turnover rate	35.31	%(6)	83.26	%(6)

(1)	Unaudited.
(2)	Fund commenced operations on October 21, 2015.
(3)	Calculated using average shares outstanding.
(4)	Amount rounds to less than $.01 per share.
(5)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Not annualized.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.20% as a percentage of average daily net assets.
(8)	Annualized for periods less than one full year.
(9)	Net expenses reflect voluntary expense reimbursements to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2016 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2016 (1)		PERIOD FROM OCTOBER 21, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$9.90		$10.00
Income from investment operations:
Net investment income (3)	0.24		0.38
Net realized and unrealized loss on investments	(0.20)		(0.19)

Total increase from investment operations	0.04		0.19

Less dividends and distributions:
From net investment income	(0.21)		(0.29)
From net realized gain	–		(0.00	)(4)

Total dividends and distributions	(0.21)		(0.29)

Net asset value, at end of period	$9.73		$9.90

Total investment return (5)	0.40	%(6)	2.10	%(6)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$200		$198
Ratio of total expenses (before reductions and reimbursements) to average net assets	6.46	%(8)	7.57	%(8)
Ratio of net expenses to average net assets (7)	1.83	%(8)(9)	1.90	%(8)
Ratio of net investment income to average net assets	4.54	%(8)	5.79	%(8)
Portfolio turnover rate	35.31	%(6)	83.26	%(6)

(1)	Unaudited.
(2)	Fund commenced operations on October 21, 2015.
(3)	Calculated using average shares outstanding.
(4)	Amount rounds to less than $.01 per share.
(5)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Not annualized.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.95% as a percentage of average daily net assets.
(8)	Annualized for periods less than one full year.
(9)	Net expenses reflect voluntary expense reimbursements to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2016 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2016 (1)		PERIOD FROM OCTOBER 21, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$9.90		$10.00
Income from investment operations:
Net investment income (3)	0.28		0.45
Net realized and unrealized loss on investments	(0.19)		(0.19)

Total increase from investment operations	0.09		0.26

Less dividends and distributions:
From net investment income	(0.26)		(0.36)
From net realized gain	–		(0.00	)(4)

Total dividends and distributions	(0.26)		(0.36)

Net asset value, at end of period	$9.73		$9.90

Total investment return (5)	0.90	%(6)	2.79	%(6)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$4,672		$4,753
Ratio of total expenses (before reductions and reimbursements) to average net assets	2.48	%(8)	2.58	%(8)
Ratio of net expenses to average net assets (7)	0.85	%(8)(9)	0.92	%(8)
Ratio of net investment income to average net assets	5.53	%(8)	6.77	%(8)
Portfolio turnover rate	35.31	%(6)	83.26	%(6)

(1)	Unaudited.
(2)	Fund commenced operations on October 21, 2015.
(3)	Calculated using average shares outstanding.
(4)	Amount rounds to less than $.01 per share.
(5)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Not annualized.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .95% as a percentage of average daily net assets.
(8)	Annualized for periods less than one full year.
(9)	Net expenses reflect voluntary expense reimbursements to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2016 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2016 (1)		PERIOD FROM OCTOBER 21, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$9.90		$10.00
Income from investment operations:
Net investment income (3)	0.28		0.45
Net realized and unrealized loss on investments	(0.19)		(0.19)

Total increase from investment operations	0.09		0.26

Less dividends and distributions:
From net investment income	(0.26)		(0.36)
From net realized gain	–		(0.00	)(4)

Total dividends and distributions	(0.26)		(0.36)

Net asset value, at end of period	$9.73		$9.90

Total investment return (5)	0.90	%(6)	2.79	%(6)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$4,680		$4,754
Ratio of total expenses (before reductions and reimbursements) to average net assets	2.48	%(8)	2.58	%(8)
Ratio of net expenses to average net assets (7)	0.85	%(8)(9)	0.92	%(8)
Ratio of net investment income to average net assets	5.53	%(8)	6.77	%(8)
Portfolio turnover rate	35.31	%(6)	83.26	%(6)

(1)	Unaudited.
(2)	Fund commenced operations on October 21, 2015.
(3)	Calculated using average shares outstanding.
(4)	Amount rounds to less than $.01 per share.
(5)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Not annualized.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .95% as a percentage of average daily net assets.
(8)	Annualized for periods less than one full year.
(9)	Net expenses reflect voluntary expense reimbursements to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Local Currency Debt Fund 2016 Semi-Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2016 (1)		PERIOD FROM DECEMBER 8, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$10.92		$10.00
Income from investment operations:
Net investment income (3)	0.05		0.50
Net realized and unrealized gain (loss) on investments	(0.42)		0.73

Total increase (decrease) from investment operations	(0.37)		1.23

Less dividends and distributions:
From net investment income	(0.78)		(0.31)
From net realized gain	(0.18)		–

Total dividends and distributions	(0.96)		(0.31)

Net asset value, at end of period	$9.59		$10.92

Total investment return (4)	(3.45	)%(5)	12.58	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$96		$109
Ratio of total expenses (before reductions and reimbursements) to average net assets	7.95	%(7)	8.55	%(7)
Ratio of net expenses to average net assets (6)	0.98	%(7)(8)	1.08	%(7)
Ratio of net investment income to average net assets	0.98	%(7)	8.82	%(7)
Portfolio turnover rate	38.78	%(5)	37.68	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on December 8, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.20% as a percentage of average daily net assets.
(7)	Annualized for periods less than one full year.
(8)	Net expenses reflect voluntary expense reimbursements to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Local Currency Debt Fund 2016 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2016 (1)		PERIOD FROM DECEMBER 8, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$10.92		$10.00
Income from investment operations:
Net investment income (3)	0.01		0.46
Net realized and unrealized gain (loss) on investments	(0.42)		0.73

Total increase (decrease) from investment operations	(0.41)		1.19

Less dividends and distributions:
From net investment income	(0.74)		(0.27)
From net realized gain	(0.18)		–

Total dividends and distributions	(0.92)		(0.27)

Net asset value, at end of period	$9.59		$10.92

Total investment return (4)	(3.81	)%(5)	12.13	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$96		$109
Ratio of total expenses (before reductions and reimbursements) to average net assets	8.70	%(7)	9.30	%(7)
Ratio of net expenses to average net assets (6)	1.72	%(7)(8)	1.81	%(7)
Ratio of net investment income to average net assets	0.24	%(7)	8.09	%(7)
Portfolio turnover rate	38.78	%(5)	37.68	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on December 8, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.95% as a percentage of average daily net assets.
(7)	Annualized for periods less than one full year.
(8)	Net expenses reflect voluntary expense reimbursements to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Local Currency Debt Fund 2016 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2016 (1)		PERIOD FROM DECEMBER 8, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$10.92		$10.00
Income from investment operations:
Net investment income (3)	0.07		0.52
Net realized and unrealized gain (loss) on investments	(0.43)		0.73

Total increase (decrease) from investment operations	(0.36)		1.25

Less dividends and distributions:
From net investment income	(0.79)		(0.33)
From net realized gain	(0.18)		–

Total dividends and distributions	(0.97)		(0.33)

Net asset value, at end of period	$9.59		$10.92

Total investment return (4)	(3.33	)%(5)	12.73	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$2,302		$2,621
Ratio of total expenses (before reductions and reimbursements) to average net assets	3.67	%(7)	4.03	%(7)
Ratio of net expenses to average net assets (6)	0.73	%(7)(8)	0.84	%(7)
Ratio of net investment income to average net assets	1.22	%(7)	9.07	%(7)
Portfolio turnover rate	38.78	%(5)	37.68	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on December 8, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.95% as a percentage of average daily net assets.
(7)	Annualized for periods less than one full year.
(8)	Net expenses reflect voluntary expense reimbursements to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Local Currency Debt Fund 2016 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2016 (1)		PERIOD FROM DECEMBER 8, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$10.92		$10.00
Income from investment operations:
Net investment income (3)	0.07		0.52
Net realized and unrealized gain (loss) on investments	(0.43)		0.73

Total increase (decrease) from investment operations	(0.36)		1.25

Less dividends and distributions:
From net investment income	(0.79)		(0.33)
From net realized gain	(0.18)		–

Total dividends and distributions	(0.97)		(0.33)

Net asset value, at end of period	$9.59		$10.92

Total investment return (4)	(3.33	)%(5)	12.73	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$2,302		$2,621
Ratio of total expenses (before reductions and reimbursements) to average net assets	3.67	%(7)	4.03	%(7)
Ratio of net expenses to average net assets (6)	0.73	%(7)(8)	0.84	%(7)
Ratio of net investment income to average net assets	1.22	%(7)	9.07	%(7)
Portfolio turnover rate	38.78	%(5)	37.68	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on December 8, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.95% as a percentage of average daily net assets.
(7)	Annualized for periods less than one full year.
(8)	Net expenses reflect voluntary expense reimbursements to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2016 Semi-Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2016 (1)		PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$10.05		$10.00
Income from investment operations:
Net investment income (3)	0.33		0.38
Net realized and unrealized gain on investments	0.55		0.05

Total increase from investment operations	0.88		0.43

Less dividends and distributions:
From net investment income	(0.33)		(0.38)
From net realized gain	(0.38)		–

Total dividends and distributions	(0.71)		(0.38)

Net asset value, at end of period	$10.22		$10.05

Total investment return (4)	8.88	%(5)	4.45	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$107		$101
Ratio of total expenses (before reductions and reimbursements) to average net assets	6.40	%(7)	7.14	%(7)
Ratio of net expenses to average net assets (6)	1.05	%(7)	1.04	%(7)
Ratio of net investment income to average net assets	6.30	%(7)	5.83	%(7)
Portfolio turnover rate	41.80	%(5)	83.24	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on October 30, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.05% as a percentage of average daily net assets.
(7)	Annualized for periods less than one full year.

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2016 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2016 (1)		PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$10.05		$10.00
Income from investment operations:
Net investment income (3)	0.29		0.33
Net realized and unrealized gain on investments	0.55		0.05

Total increase from investment operations	0.84		0.38

Less dividends and distributions:
From net investment income	(0.29)		(0.33)
From net realized gain	(0.38)		–

Total dividends and distributions	(0.67)		(0.33)

Net asset value, at end of period	$10.22		$10.05

Total investment return (4)	8.47	%(5)	3.94	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$196		$101
Ratio of total expenses (before reductions and reimbursements) to average net assets	5.38	%(7)	7.89	%(7)
Ratio of net expenses to average net assets (6)	1.80	%(7)	1.78	%(7)
Ratio of net investment income to average net assets	5.47	%(7)	5.09	%(7)
Portfolio turnover rate	41.80	%(5)	83.24	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on October 30, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.80% as a percentage of average daily net assets.
(7)	Annualized for periods less than one full year.

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2016 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2016 (1)		PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$10.05		$10.00
Income from investment operations:
Net investment income (3)	0.34		0.39
Net realized and unrealized gain on investments	0.55		0.05

Total increase from investment operations	0.89		0.44

Less dividends and distributions:
From net investment income	(0.34)		(0.39)
From net realized gain	(0.38)		–

Total dividends and distributions	(0.72)		(0.39)

Net asset value, at end of period	$10.22		$10.05

Total investment return (4)	9.02	%(5)	4.62	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$12,676		$12,466
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.43	%(7)	1.51	%(7)
Ratio of net expenses to average net assets (6)	0.80	%(7)	0.79	%(7)
Ratio of net investment income to average net assets	6.55	%(7)	6.08	%(7)
Portfolio turnover rate	41.80	%(5)	83.24	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on October 30, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .80% as a percentage of average daily net assets.
(7)	Annualized for periods less than one full year.

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2016 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2016 (1)		PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$10.05		$10.00
Income from investment operations:
Net investment income (3)	0.34		0.39
Net realized and unrealized gain on investments	0.55		0.05

Total increase from investment operations	0.89		0.44

Less dividends and distributions:
From net investment income	(0.34)		(0.39)
From net realized gain	(0.38)		–

Total dividends and distributions	(0.72)		(0.39)

Net asset value, at end of period	$10.22		$10.05

Total investment return (4)	9.02	%(5)	4.62	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$14,020		$12,604
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.43	%(7)	1.51	%(7)
Ratio of net expenses to average net assets (6)	0.80	%(7)	0.79	%(7)
Ratio of net investment income to average net assets	6.54	%(7)	6.08	%(7)
Portfolio turnover rate	41.80	%(5)	83.24	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on October 30, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .80% as a percentage of average daily net assets.
(7)	Annualized for periods less than one full year.

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2016 Semi-Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2016 (1)		PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$10.14		$10.00
Income from investment operations:
Net investment income (3)	0.33		0.39
Net realized and unrealized gain on investments	0.45		0.13

Total increase from investment operations	0.78		0.52

Less dividends and distributions:
From net investment income	(0.33)		(0.38)
From net realized gain	(0.19)		–

Total dividends and distributions	(0.52)		(0.38)

Net asset value, at end of period	$10.40		$10.14

Total investment return (4)	7.74	%(5)	5.36	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$2,238		$206
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.77	%(7)	5.47	%(7)
Ratio of net expenses to average net assets (6)	1.00	%(7)	0.99	%(7)
Ratio of net investment income to average net assets	6.27	%(7)	5.93	%(7)
Portfolio turnover rate	29.21	%(5)	77.52	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on October 30, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.00% as a percentage of average daily net assets.
(7)	Annualized for periods less than one full year.

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2016 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2016 (1)		PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$10.14		$10.00
Income from investment operations:
Net investment income (3)	0.29		0.33
Net realized and unrealized gain on investments	0.45		0.14

Total increase from investment operations	0.74		0.47

Less dividends and distributions:
From net investment income	(0.29)		(0.33)
From net realized gain	(0.19)		–

Total dividends and distributions	(0.48)		(0.33)

Net asset value, at end of period	$10.40		$10.14

Total investment return (4)	7.35	%(5)	4.85	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$110		$101
Ratio of total expenses (before reductions and reimbursements) to average net assets	6.53	%(7)	7.30	%(7)
Ratio of net expenses to average net assets (6)	1.75	%(7)	1.73	%(7)
Ratio of net investment income to average net assets	5.57	%(7)	5.08	%(7)
Portfolio turnover rate	29.21	%(5)	77.52	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on October 30, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.75% as a percentage of average daily net assets.
(7)	Annualized for periods less than one full year.

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2016 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2016 (1)		PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$10.14		$10.00
Income from investment operations:
Net investment income (3)	0.34		0.40
Net realized and unrealized gain on investments	0.45		0.13

Total increase from investment operations	0.79		0.53

Less dividends and distributions:
From net investment income	(0.34)		(0.39)
From net realized gain	(0.19)		–

Total dividends and distributions	(0.53)		(0.39)

Net asset value, at end of period	$10.40		$10.14

Total investment return (4)	7.89	%(5)	5.53	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$15,365		$14,863
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.28	%(7)	1.38	%(7)
Ratio of net expenses to average net assets (6)	0.75	%(7)	0.74	%(7)
Ratio of net investment income to average net assets	6.57	%(7)	6.11	%(7)
Portfolio turnover rate	29.21	%(5)	77.52	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on October 30, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .75% as a percentage of average daily net assets.
(7)	Annualized for periods less than one full year.

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2016 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2016 (1)		PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$10.14		$10.00
Income from investment operations:
Net investment income (3)	0.34		0.39
Net realized and unrealized gain on investments	0.45		0.14

Total increase from investment operations	0.79		0.53

Less dividends and distributions:
From net investment income	(0.34)		(0.39)
From net realized gain	(0.19)		–

Total dividends and distributions	(0.53)		(0.39)

Net asset value, at end of period	$10.40		$10.14

Total investment return (4)	7.88	%(5)	5.52	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$14,192		$12,675
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.28	%(7)	1.42	%(7)
Ratio of net expenses to average net assets (6)	0.75	%(7)	0.74	%(7)
Ratio of net investment income to average net assets	6.56	%(7)	6.06	%(7)
Portfolio turnover rate	29.21	%(5)	77.52	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on October 30, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .75% as a percentage of average daily net assets.
(7)	Annualized for periods less than one full year.

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS

December 31, 2016 (Unaudited)

			SHARES	COST	FAIR VALUE
Common Stocks — 0.1%*:

Mining, Steel, Iron and Non-Precious Metals — 0.0%*:
Boomerang Tube LLC¤(1)			2,007	$—	$—

Oil and Gas — 0.1%*:
Sabine Oil & Gas LLC¤			1,230	5,523	8,610
Sabine Oil & Gas LLC¤			219	595	1,314
Sabine Oil & Gas LLC¤			387	22,597	17,415
Southcross Energy Partners LP			22	5,500	7,810
Southcross Holdings LP¤			22	—	—
Templar Energy LLC			8,219	47,506	51,369
Templar Energy LLC			5,479	54,790	65,748

Total Oil and Gas			15,578	136,511	152,266

Total Common Stocks			17,585	136,511	152,266

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 91.6%*:

Bank Loans — 83.4%*§:

Aerospace and Defense — 1.0%*:
Doncasters Finance US LLC	4.50%	4/9/2020	1,689,030	1,650,621	1,640,048

Automobile — 2.8%*:
FPC Holdings, Inc.	5.25	11/19/2019	485,063	432,071	456,968
Gates Global LLC	4.25	7/6/2021	1,449,802	1,445,899	1,449,802
NN, Inc.	5.00	10/19/2022	936,643	938,987	943,668
Tectum Holdings, Inc.	5.75	8/24/2023	1,570,821	1,569,045	1,590,456

Total Automobile			4,442,329	4,386,002	4,440,894

Beverage, Food and Tobacco — 2.0%*:
CTI Foods Holding Co. LLC	4.50	6/29/2020	1,371,856	1,363,031	1,351,279
Del Monte Foods, Inc.	4.25	2/18/2021	1,489,920	1,385,478	1,363,277
Deoleo S.A.+	4.50	6/11/2021	500,000	677,556	450,208

Total Beverage, Food and Tobacco			3,361,776	3,426,065	3,164,764

Broadcasting and Entertainment — 2.7%*:
All3Media International+	5.25	6/30/2021	1,500,000	2,303,573	1,829,443
AP NMT Acquisition B.V.+	6.75	8/13/2021	1,104,671	1,040,642	1,015,899
AP NMT Acquisition B.V.+	7.00	8/13/2021	532,232	644,671	518,835
AP NMT Acquisition B.V.+	10.00	8/13/2022	182,721	155,572	145,915
DLG Acquisitions Ltd.+	8.25	6/30/2022	500,000	672,347	511,062
Tech Finance & Co. S.C.A+	5.00	7/11/2020	319,459	357,334	337,436

Total Broadcasting and Entertainment			4,139,083	5,174,139	4,358,590

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Buildings and Real Estate — 1.8%*:
Cemex SAB de CV+	3.25%	7/23/2020	97,070	$106,733	$101,158
Cemex SAB de CV+	4.02	7/23/2020	441,849	441,849	435,500
Jeld-Wen, Inc.	4.75	7/1/2022	995,703	998,828	1,006,905
Quikrete Holdings, Inc.	4.00	11/15/2023	1,427,119	1,437,506	1,440,206

Total Buildings and Real Estate			2,961,741	2,984,916	2,983,769

Chemicals, Plastics and Rubber — 4.9%*:
Allnex (Luxembourg) & Cy S.C.A.+	5.00	9/13/2023	698,250	789,562	743,833
Allnex (Luxembourg) & Cy S.C.A.+	5.13	9/13/2023	426,673	424,621	428,807
Allnex USA, Inc.	5.13	9/13/2023	321,452	319,905	323,059
Flint Group GmbH+	4.50	9/7/2021	89,648	89,041	89,984
Flint Group US LLC+	4.50	9/7/2021	542,298	538,624	544,332
INEOS Styrolution Group GmbH+	4.75	9/30/2021	417,609	474,836	445,790
Methanol Holdings (Trinidad) Ltd.+	4.27	6/30/2022	1,118,429	1,109,624	1,091,867
Novacap S.A.+	4.25	6/22/2023	500,000	558,248	530,141
OXEA Finance & Cy S.C.A.+	4.50	1/15/2020	492,386	521,783	500,252
OXEA Finance LLC+	4.25	1/15/2020	350,507	345,968	341,306
Platform Specialty Products Corp.	4.25	6/7/2020	493,763	533,506	523,439
Platform Specialty Products Corp.	4.50	6/5/2020	862,439	863,344	871,426
Tronox Pigments (Netherlands) B.V.+	4.50	3/19/2020	1,389,203	1,344,848	1,393,829

Total Chemicals, Plastics and Rubber			7,702,657	7,913,910	7,828,065

Containers, Packaging and Glass — 6.4%*:
Consolidated Container Co. LLC	4.75	7/3/2019	1,650,268	1,647,612	1,658,519
Consolidated Container Co. LLC	7.75	1/3/2020	188,280	186,228	184,044
Mauser US Corporate LLC+	4.50	7/31/2021	1,548,547	1,548,678	1,558,225
Mauser US Corporate LLC+	8.75	7/31/2022	120,928	103,221	120,324
Multi Packaging Solutions, Inc.	4.25	9/30/2020	278,163	275,710	278,163
ProAmpac Intermediate Inc.	9.50	11/18/2024	750,000	738,900	750,000
Prolampac Intermediate Inc.	5.00	11/18/2023	750,000	753,734	757,972
Reynolds Group Holdings, Inc.	4.25	2/5/2023	1,778,484	1,787,451	1,800,305
Signode Industrial Group US, Inc.	4.00	5/1/2021	1,521,971	1,528,129	1,533,386
Tekni-Plex, Inc.	4.50	6/1/2022	1,655,079	1,636,793	1,661,286

Total Containers, Packaging and Glass			10,241,720	10,206,456	10,302,224

Diversified/Conglomerate Manufacturing — 1.3%*:
MTS Systems Corp.	5.00	7/5/2023	391,827	388,173	396,972
Pelican Products, Inc.	5.25	4/10/2020	967,841	966,289	961,192
STS Operating, Inc.	4.75	2/12/2021	302,043	302,289	289,961
Triple Point Technology, Inc.	5.25	7/10/2020	334,622	317,234	295,026
Triple Point Technology, Inc.††	9.25	7/10/2021	145,676	138,825	103,431
West Corp.	2.77	7/1/2019	53,942	52,892	53,537

Total Diversified/Conglomerate Manufacturing			2,195,951	2,165,702	2,100,119

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Diversified/Conglomerate Service — 6.8%*:
Acosta Holdco, Inc.	4.25%	9/26/2021	1,174,748	$1,168,101	$1,143,911
Aquilex Holdings LLC	5.00	12/31/2020	183,676	183,412	178,855
Atrium Innovations, Inc.	4.25	2/13/2021	1,611,587	1,604,156	1,611,587
Garda World Security Corp.+	4.00	11/6/2020	84,179	84,011	84,179
Garda World Security Corp.+	4.00	11/8/2020	88,458	88,305	88,458
Northgate Information Solutions Ltd.+	6.50	3/23/2022	500,000	520,776	503,430
PowerTeam Services, LLC	8.25	11/6/2020	500,000	497,220	497,500
Prime Security Services Borrower, LLC	4.25	5/2/2022	1,502,353	1,506,101	1,524,137
Quest Software US Holdings, Inc.	7.00	10/31/2022	1,499,130	1,483,365	1,516,939
RP Crown Parent, LLC	4.50	10/12/2023	1,778,012	1,773,037	1,795,347
Triangle FM Services Holding GmbH+	5.25	8/31/2023	500,000	552,965	531,789
VF Holding Corp.	4.75	6/30/2023	1,496,250	1,499,452	1,499,450

Total Diversified/Conglomerate Service			10,918,393	10,960,901	10,975,582

Ecological — 0.8%*:
Emerald 3 Ltd.+	8.00	5/31/2022	390,426	387,746	339,671
Emerald US, Inc.+	5.00	5/9/2021	600,000	554,250	534,000
PHS Group Ltd.+	6.25	4/17/2020	299,197	369,978	368,730

Total Ecological			1,289,623	1,311,974	1,242,401

Electronics — 5.2%*:
First Data Corp.	3.76	7/10/2022	953,925	963,339	963,665
Informatica Corp.	4.50	8/5/2022	654,861	652,725	651,312
Kronos, Inc.	5.00	11/1/2023	1,111,111	1,116,667	1,124,133
MH Sub I, LLC	4.75	7/8/2021	578,536	576,382	581,069
Renaissance Learning, Inc.	4.50	4/9/2021	1,471,010	1,456,097	1,474,070
Sophia, L.P.	4.75	9/30/2022	1,106,638	1,117,704	1,117,018
Tessera Holding Corp.	4.00	12/1/2023	1,500,000	1,499,192	1,512,195
Western Digital Corp.	4.52	4/29/2023	944,206	949,500	958,662

Total Electronics			8,320,287	8,331,606	8,382,124

Finance — 4.2%*:
Alliant Holdings I, Inc.	4.75	8/12/2022	1,234,336	1,225,380	1,239,742
Cunningham Lindsey U.S., Inc.	5.03	12/10/2019	481,024	479,882	402,377
Cunningham Lindsey U.S., Inc.	9.32	6/10/2020	748,546	749,608	348,074
GENEX Holdings, Inc.	5.25	5/30/2021	1,481,013	1,476,659	1,469,905
Moneygram International, Inc.	4.25	3/27/2020	1,290,447	1,227,427	1,273,245
SAM Finance Lux S.A.R.L+	5.00	12/17/2020	335,477	542,214	415,096
Sedgwick Claims Management Services, Inc.	3.75	3/1/2021	984,968	982,392	986,376
Sedgwick Claims Management Services, Inc.	6.75	2/28/2022	561,418	560,950	560,015

Total Finance			7,117,229	7,244,512	6,694,830

Healthcare, Education and Childcare — 14.8%*:
Alere, Inc.	4.25	6/18/2022	1,120,234	1,118,662	1,118,833
Arbor Pharmaceuticals, Inc.	6.00	7/5/2023	1,606,733	1,587,811	1,620,792

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Healthcare, Education and Childcare (Continued)
CareCore National, LLC	5.50%	3/5/2021	660,304	$660,054	$648,749
Community Health Systems, Inc.	4.18	12/31/2018	1,740,261	1,730,269	1,709,806
Concentra, Inc.	4.00	6/1/2022	1,492,424	1,478,093	1,496,155
Envision Healthcare Corp.	4.00	12/12/2023	472,544	467,866	476,976
Explorer Holdings, Inc.	6.00	5/2/2023	526,030	521,257	537,209
Greatbatch Ltd.	5.25	10/27/2022	1,485,000	1,475,284	1,491,029
Jaguar Holding Co. II	4.25	8/18/2022	1,514,252	1,517,964	1,529,773
Kindred Healthcare, Inc.	4.25	4/9/2021	1,677,522	1,633,769	1,674,033
Kinetic Concepts, Inc.	5.00	11/4/2020	1,816,127	1,800,998	1,819,160
Ortho-Clinical Diagnostics, Inc.	4.75	6/30/2021	2,015,337	2,005,865	1,995,909
Press Ganey Holdings, Inc.	4.25	10/21/2023	1,250,000	1,261,875	1,256,250
Press Ganey Holdings, Inc.	8.25	10/21/2024	821,256	832,603	833,575
Riemser Pharma GmbH+	5.50	7/31/2023	500,000	537,103	495,272
Rodenstock GmbH+	4.13	5/30/2019	1,500,000	1,768,402	1,502,395
Tecomet, Inc.	5.75	12/5/2021	1,365,277	1,320,004	1,365,277
Tunstall Group Holdings Ltd.+	5.53	10/16/2020	500,000	794,934	537,123
Valeant Pharmaceuticals International, Inc.	5.50	4/1/2022	1,600,814	1,566,674	1,601,119

Total Healthcare, Education and Childcare			23,664,115	24,079,487	23,709,435

Home and Office Furnishings, Housewares, and Durable Consumer Products — 1.4%*:
Serta Simmons Bedding, LLC	4.50	11/8/2023	1,730,289	1,721,704	1,748,128
Serta Simmons Bedding, LLC	9.00	11/8/2024	500,000	492,588	501,665

Total Home and Office Furnishings, Housewares, and Durable Consumer Products			2,230,289	2,214,292	2,249,793

Hotels, Motels, Inns and Gaming — 1.4%*:
Cyan Blue Holdco 3 Ltd.+	6.25	2/25/2022	500,000	737,746	620,051
Financiere Sun S.A.S.+	6.00	3/14/2023	500,000	537,670	526,983
HNVR Holdco Ltd.+	6.25	5/31/2023	500,000	550,413	527,641
Tackle S.A.R.L+	6.50	8/8/2022	500,000	553,965	534,136

Total Hotels, Motels, Inns and Gaming			2,000,000	2,379,794	2,208,811

Insurance — 1.7%*:
Asurion LLC	4.02	7/8/2020	761,643	764,763	767,592
Asurion LLC	4.75	11/3/2023	890,439	886,071	902,683
York Risk Services Holding Corp.	4.75	10/1/2021	1,174,653	1,150,841	1,107,110

Total Insurance			2,826,735	2,801,675	2,777,385

Leisure, Amusement, Entertainment — 1.3%*:
Delta 2 (LUX) S.a.r.l.+	5.07	7/30/2021	1,587,247	1,583,576	1,602,627
Delta 2 (LUX) S.a.r.l.+	8.07	7/29/2022	437,500	436,894	440,051

Total Leisure, Amusement, Entertainment			2,024,747	2,020,470	2,042,678

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 3.6%*:
Alison Bidco S.a.r.l.+	5.25	8/29/2021	290,570	288,626	288,632

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Machinery Non-Agriculture, Non-Construction, Non-Electronic (Continued)
Apex Tool Group, LLC	4.50%	1/31/2020	1,974,359	$1,951,152	$1,954,615
Gardner Denver, Inc.	4.56	7/30/2020	1,622,401	1,551,867	1,604,523
Husky Injection Molding Systems Ltd.+	4.25	6/30/2021	1,380,456	1,376,027	1,387,538
Schenck Measuring and Process Technologies+	6.25	5/13/2022	500,000	549,155	524,572

Total Machinery Non-Agriculture, Non-Construction, Non-Electronic			5,767,786	5,716,827	5,759,880

Mining, Steel, Iron and Non-Precious Metals — 2.7%*:
Arch Coal Inc.	10.00	6/15/2021	255,489	255,489	258,790
Boomerang Tube, LLC¤††	15.00	2/2/2020	32,825	26,312	26,260
Boomerang Tube, LLC¤††	15.77	2/2/2020	95,096	95,096	95,096
Boomerang Tube, LLC¤††	18.27	2/2/2020	79,295	79,295	11,894
Boomerang Tube, LLC¤††	20.00	2/2/2020	34,590	32,392	31,131
FMG Resources (August 2006) Pty Ltd.+	3.75	6/30/2019	1,041,821	1,004,602	1,043,904
H.C. Starck GmbH+	8.00	5/30/2020	1,043,604	1,048,776	902,116
Murray Energy Corp.	8.25	4/16/2020	769,627	754,984	733,555
Peabody Energy Corp.	4.25	9/24/2020	618,791	573,783	601,001
Zekelman Industries, Inc.	6.00	6/14/2021	598,392	593,017	602,880

Total Mining, Steel, Iron and Non-Precious Metals			4,569,530	4,463,746	4,306,627

Oil and Gas — 6.3%*:
Caelus Energy Alaska O3, LLC	8.75	4/15/2020	1,692,308	1,573,042	1,353,846
Fieldwood Energy LLC PIK	8.00	8/31/2020	555,855	499,304	525,283
Fieldwood Energy LLC PIK	8.38	9/30/2020	1,613,837	856,065	1,252,949
Floatel International, Ltd.	6.00	6/27/2020	400,294	397,936	321,736
Gulf Finance, LLC	6.25	8/25/2023	1,496,250	1,453,494	1,499,991
Paragon Offshore Finance Co.	5.50	7/18/2021	545,863	465,236	200,152
Seadrill Partners Finco, LLC	4.00	2/21/2021	2,454,213	1,570,729	1,671,319
Southcross Holdings Borrower LP	9.00	4/13/2023	20,011	20,011	15,175
TPF II Power LLC	5.00	10/2/2021	488,206	485,709	492,112
UTEX Industries, Inc.	5.00	5/22/2021	993,127	846,788	917,401
UTEX Industries, Inc.	8.25	5/22/2022	1,000,000	545,400	698,330
Western Refining, Inc.	5.50	6/23/2023	1,117,500	1,096,732	1,123,087

Total Oil and Gas			12,377,464	9,810,446	10,071,381

Personal Transportation — 1.1%*:
Travelport Finance (Luxembourg) S.a.r.l	5.00	9/2/2021	1,758,167	1,753,691	1,773,833

Printing and Publishing — 2.1%*:
Cengage Learning Acquisitions, Inc.	5.25	6/7/2023	812,340	812,295	789,116
Houghton Mifflin Harcourt Publishing Co.	4.00	5/31/2021	680,238	671,934	646,226
Springer Science+Business Media Deutschland GmbH+	4.75	8/14/2020	1,883,036	1,874,848	1,882,245

Total Printing and Publishing			3,375,614	3,359,077	3,317,587

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Retail Stores — 3.5%*:
Academy, Ltd.	5.00%		7/1/2022	1,580,359	$1,544,564	$1,459,461
Advantage Sales & Marketing, Inc.	4.25		7/23/2021	1,101,107	1,096,365	1,104,136
Maxeda DIY B.V.+	7.00		6/28/2019	583,334	651,037	564,732
Nature’s Bounty Co. (The)	5.00		5/5/2023	1,791,000	1,798,353	1,803,877
The Talbots, Inc.	5.50		3/19/2020	729,795	722,315	708,266

Total Retail Stores				5,785,595	5,812,634	5,640,472

Telecommunications — 1.4%*:
Consolidated Communications, Inc.	4.00		10/4/2023	177,315	176,884	178,233
Numericable U.S. LLC+	4.04		1/14/2025	1,500,000	1,495,504	1,511,625
UPC Financing Partnership+	3.00		6/17/2025	500,000	525,284	527,804

Total Telecommunications				2,177,315	2,197,672	2,217,662

Utilities — 2.2%*:
Calpine Construction Finance Co., LP	3.27		1/31/2022	994,861	984,480	993,926
Dynegy, Inc.	5.00		6/27/2023	1,500,000	1,485,982	1,518,120
Vistra Operations Co. LLC	4.00		12/14/2023	1,089,696	1,100,610	1,103,317

Total Utilities				3,584,557	3,571,072	3,615,363

Total Bank Loans				136,521,733	135,937,687	133,804,317

Corporate Bonds — 8.2%*:

Banking — 0.1%*:
Lock AS+	5.50	#	8/15/2020	100,000	110,831	105,486

Broadcasting and Entertainment — 0.2%*:
Entertainment One Ltd.+	6.88		12/15/2022	100,000	150,232	133,777
VTR Finance B.V.+^	6.88		1/15/2024	211,000	214,400	217,857

Total Broadcasting and Entertainment				311,000	364,632	351,634

Buildings and Real Estate — 0.1%*:
Paroc Group Oy+	6.25		5/15/2020	100,000	137,565	107,897
Paroc Group Oy MTN+	4.94	#	5/15/2020	100,000	137,565	103,823

Total Buildings and Real Estate				200,000	275,130	211,720

Cargo Transport — 0.3%*:
Deck Chassis Acquisition, Inc.^	10.00		6/15/2023	336,000	336,000	346,920
WFS Global Holding SAS+	9.50		7/15/2022	100,000	113,435	108,228

Total Cargo Transport				436,000	449,435	455,148

Chemicals, Plastics and Rubber — 0.1%*:
Pinnacle Operating Corp.^	9.00		11/15/2020	500,000	525,607	220,000

Containers, Packaging and Glass — 0.1%*:
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu^	5.13		7/15/2023	178,000	178,000	181,783

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Diversified/Conglomerate Manufacturing — 0.3%*:
Appvion, Inc.^	9.00%		6/1/2020	460,000	$465,729	$257,600
Galapagos SA/Luxembourg+	4.43	#	6/15/2021	200,000	272,630	196,422

Total Diversified/Conglomerate Manufacturing				660,000	738,359	454,022

Diversified/Conglomerate Service — 0.5%*:
Carlson Travel, Inc.	4.43	#	6/15/2023	150,000	158,362	160,677
Sabre GLBL, Inc.^	5.38		4/15/2023	561,000	570,869	572,220

Total Diversified/Conglomerate Service				711,000	729,231	732,897

Electronics — 0.3%*:
First Data Corp.^	5.00		1/15/2024	179,000	177,970	179,953
Prime Security Services Borrower LLC/Prime Finance, Inc.^	9.25		5/15/2023	271,000	271,000	295,051

Total Electronics				450,000	448,970	475,004

Finance — 0.9%*:
Arrow Global Finance PLC+	4.75	#	5/1/2023	100,000	111,285	108,592
Arrow Global Finance PLC+	4.94	#	11/1/2021	150,000	167,753	164,839
Galaxy Bidco Ltd.+	5.40	#	11/15/2019	100,000	161,221	123,008
Garfunkelux Holdco 3 SA+	5.50	#	10/1/2021	100,000	111,952	106,841
Garfunkelux Holdco 3 SA+	8.50		11/1/2022	250,000	386,591	320,424
Marlin Intermediate Holdings PLC MTN+	10.50		8/1/2020	500,000	819,332	670,117

Total Finance				1,200,000	1,758,134	1,493,821

Grocery — 0.2%*:
Premier Foods Finance PLC+	5.37	#	3/16/2020	100,000	167,370	121,830
Premier Foods Finance PLC+	6.50		3/15/2021	100,000	146,338	126,506

Total Grocery				200,000	313,708	248,336

Healthcare, Education and Childcare — 0.4%*:
HCA, Inc.	5.25		6/15/2026	82,000	82,000	84,768
IDH Finance PLC+	6.25		8/15/2022	100,000	131,025	119,543
Tenet Healthcare Corp.	4.46	#	6/15/2020	489,000	487,260	492,667

Total Healthcare, Education and Childcare				671,000	700,285	696,978

Hotels, Motels, Inns and Gaming — 0.3%*:
TVL Finance PLC+	8.50		5/15/2023	350,000	497,072	457,220

Leisure, Amusement, Entertainment — 0.1%*:
Vue International Bidco PLC+	4.94	#	7/15/2020	100,000	134,821	105,412
WMG Acquisition Corp.^	5.00		8/1/2023	63,000	63,000	63,315

Total Leisure, Amusement, Entertainment				163,000	197,821	168,727

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Oil and Gas — 1.4%*:
Citgo Holding, Inc.^	10.75%		2/15/2020	1,500,000	$1,482,958	$1,608,750
Kosmos Energy Ltd.^	7.88		8/1/2021	200,000	192,918	199,000
Shelf Drilling Holdings Ltd.+^	8.63		11/1/2018	438,000	391,140	367,920

Total Oil and Gas				2,138,000	2,067,016	2,175,670

Retail Stores — 1.3%*:
Boing Group Financing PLC MTN+	6.63		7/15/2019	350,000	398,344	365,296
House of Fraser Funding PLC+	6.13	#	9/15/2020	300,000	464,681	330,899
HSS Financing PLC+	6.75		8/1/2019	68,000	112,557	84,935
Takko Luxembourg 2 S.C.A. MTN+	9.88		4/15/2019	425,000	377,843	360,585
Travelex Financing PLC+	6.40	#	8/1/2018	700,000	1,122,903	838,525
Travelex Financing PLC+	8.00		8/1/2018	100,000	158,875	123,240

Total Retail Stores				1,943,000	2,635,203	2,103,480

Telecommunications — 1.6%*:
Hughes Satellite Systems Corp.^	5.25		8/1/2026	1,388,000	1,398,150	1,360,240
Numericable-SFR SA+^	6.00		5/15/2022	646,000	645,376	662,957
Numericable-SFR SA+^	7.38		5/1/2026	217,000	217,000	222,425
Ziggo Secured Finance B.V.+	4.25		1/15/2027	350,000	372,443	367,159

Total Telecommunications				2,601,000	2,632,969	2,612,781

Total Corporate Bonds				12,812,000	14,622,403	13,144,707

Total Fixed Income				149,333,733	150,560,090	146,949,024

Short-Term Investment — 12.9%*:

Bank Deposit — 12.9%*:
State Street Bank & Trust Co. Euro Time Deposit	0.01		1/3/2017	20,677,603	20,677,603	20,677,603

Total Investments				170,028,921	171,374,204	167,778,893

Other assets and liabilities — (4.6%)*						(7,332,379)

Net Assets — 100.0%						$160,446,514

MTN	Medium Term Note
PIK	Payment-in-kind

‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
+	Foreign security.

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	75.8%
United Kingdom	7.9%
Germany	7.3%
France	2.6%
Netherlands	1.8%
Canada	1.1%
Other (Individually less than 1%)	3.5%

Total	100.0%

^	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
§	Bank loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for bank loans are the current interest rates at December 31, 2016. Bank loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.
¤	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 2).
††	Illiquid security.
#	Variable rate security. The interest rate shown is the rate in effect at December 31, 2016.
(1)	Non-income producing security.

A summary of outstanding derivatives at December 31, 2016 is as follows:

Forward Foreign Currency Exchange Contracts to Buy

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
1/13/17	Morgan Stanley & Co.	EUR	36,126	38,052	37,892	$160
1/13/17	Morgan Stanley & Co.	GBP	506,076	623,884	625,383	(1,499)

Net unrealized depreciation on forward foreign exchange contracts to buy						$(1,339)

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
1/3/17	Morgan Stanley & Co.	EUR	36,126	38,028	37,867	$(161)
1/13/17	Morgan Stanley & Co.	EUR	13,865,327	14,604,236	14,739,294	135,058
1/13/17	Morgan Stanley & Co.	GBP	6,526,413	8,045,680	8,207,798	162,118

Net unrealized appreciation on forward foreign exchange contracts to sell						$297,015

Currency Legend

EUR	–	Euro
GBP	–	British Pound Sterling

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS

December 31, 2016 (Unaudited)

				SHARES	COST	FAIR VALUE
Common Stocks — 0.4%*:

Retail Stores — 0.4%*:
Maxeda DIY B.V.+¤				18,859,871	$373,738	$397,057
Maxeda DIY B.V.+¤				10,446	–	99,272

Total Retail Stores				18,870,317	373,738	496,329

Mining, Steel, Iron and Non-Precious Metals — 0.0%*:
Boomerang Tube LLC¤(1)††				2,007	–	–

Oil and Gas — 0.0%*:
Southcross Holdings LP¤(1)				11	–	–
Southcross Energy Partners LP				11	2,750	3,905

Total Oil and Gas				22	2,750	3,905

Total Common Stocks				18,872,346	376,488	500,234

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 91.3%*:

Asset-Backed Securities — 12.9%*:

CDO/CLO — 12.9%*:
ALM VI Ltd. 2012-6A ER^	7.28	#%	7/15/2026	371,795	233,605	320,043
Apidos CLO XII 2013-12A F^	5.78	#	4/15/2025	500,000	453,869	397,957
Apidos CLO XV 2013-15A E^	6.38	#	10/20/2025	500,000	466,467	405,453
Apidos CLO XVI 2013-16A D^	5.38	#	1/19/2025	500,000	445,095	437,754
Atlas Senior Loan Fund VI Ltd. 2014-6A E^	6.08	#	10/15/2026	800,000	737,572	724,622
Atrium IX 9A E^	5.94	#	2/28/2024	500,000	428,630	461,139
BlueMountain CLO Ltd. 2014-1A^	Zero Coupon		4/30/2026	250,000	240,390	167,046
Cairn CLO B.V. 2013-3A E+^	4.90	#	10/20/2028	1,000,000	1,026,958	969,703
Carlyle Global Market Strategies CLO Ltd. 2013-3A D^	5.48	#	7/15/2025	500,000	462,320	452,690
Carlyle Global Market Strategies CLO Ltd. 2013-4A E^	5.38	#	10/15/2025	500,000	467,089	452,705
Carlyle Global Market Strategies CLO Ltd. 2013-4A F^	6.08	#	10/15/2025	500,000	459,998	410,185
Carlyle Global Market Strategies CLO Ltd. 2014-1A E^	5.33	#	4/17/2025	1,000,000	897,640	891,162
Carlyle Global Market Strategies CLO Ltd. 2014-5A D^	5.65	#	10/16/2025	500,000	457,345	460,455
Carlyle Global Market Strategies CLO Ltd. 2015-1A E1^	6.18	#	4/20/2027	500,000	445,001	460,036
Dryden 41 Senior Loan Fund 2015-41A E^	6.53	#	1/15/2028	500,000	467,115	468,966
Dryden 45 Senior Loan Fund 2016-45A E^	7.66	#	7/15/2027	500,000	480,414	490,325
Dryden XXXI Senior Loan Fund 2014-31A E^	5.13	#	4/18/2026	1,000,000	902,270	874,426
Eaton Vance CLO Ltd. 2013-1A DR^	8.33	#	1/15/2028	500,000	487,423	487,401

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

CDO/CLO (Continued)
GoldenTree Loan Opportunities VII Ltd. 2013-7A F^	6.13	# %	4/25/2025	500,000	$470,474	$404,833
LCM XIII LP 13A ER^	8.18	#	7/19/2027	750,000	721,047	721,140
LCM XV LP 15A E1^	5.38	#	8/25/2024	500,000	471,177	437,520
LCM XVII LP 17A E^	5.63	#	10/15/2026	1,000,000	906,063	899,418
Madison Park Funding XIII Ltd. 2014-13A^	Zero Coupon		1/19/2025	500,000	400,249	366,011
Oak Hill Credit Partners X Ltd. 2014-10A^	Zero Coupon	#	7/20/2026	500,000	455,704	327,773
OHA Credit Partners IX Ltd. 2013-9A E^	5.88	#	10/20/2025	500,000	471,453	465,142
Pinnacle Park CLO Ltd. 2014-1A E^	5.83	#	4/15/2026	500,000	472,870	447,828
Seneca Park CLO Ltd. 2014-1A E^	5.58	#	7/17/2026	1,020,000	936,505	898,274
Tryon Park CLO Ltd. 2013-1A D^	5.28	#	7/15/2025	500,000	467,717	443,149
Voya CLO Ltd. 2013-2A E^	6.38	#	4/25/2025	500,000	469,974	415,735
Voya CLO Ltd. 2013-3A D^	5.38	#	1/18/2026	750,000	683,424	679,759

Total CDO/CLO				17,941,795	16,485,858	15,838,650

Total Asset-Backed Securities				17,941,795	16,485,858	15,838,650

Bank Loans — 24.4%*§:

Aerospace and Defense — 1.2%*:
Swissport Investments SA+	6.25		2/9/2022	500,000	533,443	533,268
TransDigm, Inc.	3.77		6/9/2023	498,747	496,918	503,485
TransDigm, Inc.	3.85		5/14/2022	495,206	490,285	499,143

Total Aerospace and Defense				1,493,953	1,520,646	1,535,896

Automobile — 0.1%*:
Tectum Holdings, Inc.	5.75		8/24/2023	121,113	119,960	122,627

Beverage, Food and Tobacco — 0.4%*:
Deoleo S.A.+	4.50		6/11/2021	500,000	555,397	450,208

Broadcasting and Entertainment — 1.4%*:
All3Media International+	5.25		6/30/2021	500,000	834,813	609,656
AP NMT Acquisition B.V.+	6.75		8/13/2021	498,725	454,624	458,647
AP NMT Acquisition B.V.+	7.00		8/13/2021	397,190	485,606	387,192
AP NMT Acquisition B.V.+	10.00		8/13/2022	300,000	283,040	239,571

Total Broadcasting and Entertainment				1,695,915	2,058,083	1,695,066

Buildings and Real Estate — 0.1%*:
Jeld-Wen, Inc.	4.75		7/1/2022	161,885	161,489	163,706

Chemicals, Plastics and Rubber — 1.2%*:
INEOS Styrolution Group GmbH+	4.75		9/30/2021	348,008	395,697	371,492
Methanol Holdings (Trinidad) Ltd.	4.27		6/30/2022	347,203	344,469	338,957
Platform Specialty Products Corp.	4.50		6/7/2020	272,729	273,015	275,571
Tronox Pigments (Netherlands) B.V.	4.50		3/19/2020	496,144	479,202	497,796

Total Chemicals, Plastics and Rubber				1,464,084	1,492,383	1,483,816

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Containers, Packaging and Glass — 1.2%*:
Consolidated Container Co. LLC	5.00%	7/3/2019	721,787	$716,078	$725,395
Consolidated Container Co. LLC	7.75	1/3/2020	94,140	93,114	92,022
ProAmpac Intermediate Inc.	9.50	11/18/2024	500,000	492,600	500,000
Signode Industrial Group US, Inc.	4.00	5/1/2021	176,541	175,665	177,865

Total Containers, Packaging and Glass			1,492,468	1,477,457	1,495,282

Diversified/Conglomerate Manufacturing — 0.3%*:
Triple Point Technology, Inc.	5.25	7/10/2020	334,622	317,234	295,026
Triple Point Technology, Inc.††	9.25	7/10/2021	50,845	48,215	36,100
West Corp.	2.77	7/1/2019	39,870	39,094	39,571

Total Diversified/Conglomerate Manufacturing			425,337	404,543	370,697

Diversified/Conglomerate Service — 4.3%*:
Aquilex Holdings LLC	5.00	12/31/2020	91,838	91,706	89,427
Atrium Innovations, Inc.	4.25	2/13/2021	954,444	946,491	954,444
MH Sub I, LLC	8.50	7/8/2022	650,000	646,971	648,375
PowerTeam Services, LLC	8.25	11/6/2020	300,000	299,149	298,500
Quest Software US Holdings, Inc.	7.00	10/31/2022	1,005,892	997,493	1,017,841
RP Crown Parent, LLC	4.50	10/12/2023	743,298	739,691	750,545
Triangle FM Services Holding GmbH+	5.25	8/31/2023	500,000	552,965	531,789
VF Holding Corp.	4.75	6/30/2023	997,500	999,629	999,635

Total Diversified/Conglomerate Service			5,242,972	5,274,095	5,290,556

Ecological — 0.1%*:
Emerald 3 Ltd.+	8.00	5/31/2022	196,488	195,129	170,945

Electronics — 0.2%*:
Tessera Holding Corp.	4.00	12/1/2023	183,808	181,986	185,302

Finance — 0.7%*:
Moneygram International, Inc.	4.25	3/27/2020	616,025	592,239	607,813
Sedgwick Claims Management Services, Inc.	3.75	3/1/2021	290,439	290,006	290,854

Total Finance			906,464	882,245	898,667

Healthcare, Education and Childcare — 2.2%*:
Arbor Pharmaceuticals, Inc.	6.00	7/5/2023	123,412	116,485	124,492
Concentra, Inc.	4.00	6/1/2022	994,949	985,395	997,437
Envision Healthcare Corp.	4.00	12/11/2023	158,096	156,531	159,579
Jaguar Holding Co. II	4.25	8/18/2022	105,040	104,783	106,117
Ortho-Clinical Diagnostics, Inc.	4.75	6/30/2021	250,887	246,497	248,468
Rodenstock GmbH+	4.13	5/30/2019	500,000	537,127	500,798
Tecomet, Inc.	5.75	12/5/2021	573,644	548,285	573,644

Total Healthcare, Education and Childcare			2,706,028	2,695,103	2,710,535

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Home and Office Furnishings, Housewares, and Durable Consumer Products — 0.6%*:
Serta Simmons Bedding, LLC	4.50%	11/8/2023	236,156	$234,988	$238,591
Serta Simmons Bedding, LLC	9.00	11/8/2024	500,000	492,588	501,665

Total Home and Office Furnishings, Housewares, and Durable Consumer Products			736,156	727,576	740,256

Hotels, Motels, Inns and Gaming — 0.5%*:
Parkdean Resorts Holdco Ltd.+	5.28	11/10/2022	500,000	756,172	616,329

Leisure, Amusement, Entertainment — 0.7%*:
Delta 2 (LUX) S.a.r.l.+	8.07	7/31/2022	125,000	124,658	125,729
Lions Gate Entertainment Corp.+	3.75	12/8/2023	676,957	673,598	680,342

Total Leisure, Amusement, Entertainment			801,957	798,256	806,071

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 0.8%*:
Alison Bidco S.a.r.l.+	5.25	8/29/2021	145,284	144,314	144,315
Gardner Denver, Inc.	4.56	7/30/2020	860,488	825,481	851,005

Total Machinery Non-Agriculture, Non-Construction, Non-Electronic			1,005,772	969,795	995,320

Mining, Steel, Iron and Non-Precious Metals — 0.6%*:
Arch Coal Inc.	10.00	6/15/2021	127,527	127,527	129,175
Boomerang Tube LLC¤††	18.77	8/1/2017	9,289	9,289	9,289
Boomerang Tube LLC¤††	18.77	8/12/2017	9,289	9,289	9,289
Boomerang Tube, LLC¤††	15.00	2/20/2020	32,825	26,312	26,260
Boomerang Tube, LLC¤††	15.77	2/2/2020	95,096	95,096	95,096
Boomerang Tube, LLC¤††	18.27	2/2/2020	79,294	79,294	11,894
Boomerang Tube, LLC¤††	20.00	2/2/2020	34,590	32,391	31,131
Murray Energy Corp.	8.25	4/16/2020	205,073	201,172	195,462
Zekelman Industries, Inc.	6.00	6/14/2021	179,294	177,683	180,638

Total Mining, Steel, Iron and Non-Precious Metals			772,277	758,053	688,234

Oil and Gas — 4.9%*:
Ascent Resources — Marcellus LLC	8.50	8/4/2021	60,369	59,773	7,244
Caelus Energy Alaska O3, LLC	8.75	4/15/2020	846,154	783,896	676,923
Fieldwood Energy LLC PIK	8.00	9/30/2020	649,368	583,304	613,653
Fieldwood Energy LLC PIK	8.38	8/31/2020	1,025,641	582,643	717,949
Fieldwood Energy LLC PIK	8.38	9/30/2020	859,699	317,212	745,789
Floatel International, Ltd.	6.00	6/27/2020	200,147	198,968	160,868
Gulf Finance, LLC	6.25	8/25/2023	994,447	971,147	996,933
Jonah Energy LLC	7.50	5/12/2021	173,566	171,941	162,862
Paragon Offshore Finance Co.	5.50	7/18/2021	479,874	399,462	175,955
Seadrill Partners Finco, LLC	4.00	2/21/2021	252,460	169,193	171,925
Southcross Holdings Borrower LP	9.00	4/13/2023	10,005	10,006	7,588

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Oil and Gas (Continued)
UTEX Industries, Inc.	5.00%	5/22/2021	1,271,260	$1,083,896	$1,174,326
Western Refining, Inc.	5.50	6/23/2023	372,500	365,577	374,363

Total Oil and Gas			7,195,490	5,697,018	5,986,378

Printing and Publishing — 0.7%*:
Springer Science+Business Media Deutschland GmbH+	4.75	8/14/2020	448,858	437,986	448,670
Springer Science+Business Media Deutschland GmbH+	9.00	8/14/2021	446,875	517,761	470,403

Total Printing and Publishing			895,733	955,747	919,073

Retail Stores — 1.2%*:
Academy, Ltd.	5.00	7/1/2022	494,682	475,009	456,839
Container Store, Inc. (The)	4.25	4/6/2019	495,760	458,488	451,142
Maxeda DIY B.V.+	7.00	6/28/2019	583,333	638,024	564,732

Total Retail Stores			1,573,775	1,571,521	1,472,713

Utilities — 1.0%*:
Dynegy, Inc.	5.00	6/27/2023	499,093	494,429	505,122
EFS Cogen Holdings I LLC	4.50	6/28/2023	757,730	750,680	763,224

Total Utilities			1,256,823	1,245,109	1,268,346

Total Bank Loans			31,328,498	30,497,763	30,066,023

Corporate Bonds — 54.0%*:

Aerospace and Defense — 0.7%*:
CPI International, Inc.	8.75	2/15/2018	814,000	821,178	826,210

Automobile — 2.8%*:
Allied Specialty Vehicles, Inc.^	8.50	11/1/2019	1,000,000	1,019,192	1,027,500
Gates Global LLC/Gates Global Co.^	6.00	7/15/2022	1,000,000	788,997	978,000
International Automotive Components Group SA^	9.13	6/1/2018	940,000	952,242	916,500
JB Poindexter & Co., Inc.^	9.00	4/1/2022	500,000	519,906	525,000

Total Automobile			3,440,000	3,280,337	3,447,000

Banking — 0.4%*:
Lock AS+	7.00	8/15/2021	500,000	620,407	558,884

Beverage, Food and Tobacco — 0.7%*:
Boparan Finance PLC+	5.50	7/15/2021	550,000	740,500	661,901
US Foods, Inc.^	5.88	6/15/2024	154,000	154,000	159,390

Total Beverage, Food and Tobacco			704,000	894,500	821,291

Broadcasting and Entertainment — 2.2%*:
DISH DBS Corp.	7.75	7/1/2026	750,000	755,421	845,625

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Broadcasting and Entertainment (Continued)
Entertainment One Ltd.+	6.88%		12/15/2022	200,000	$302,481	$267,554
RCN Telecom Services LLC/RCN Capital Corp.^	8.50		8/15/2020	775,000	777,178	821,500
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH+	3.50		1/15/2027	300,000	326,933	309,479
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH+	6.25		1/15/2029	200,000	246,781	232,668
VTR Finance B.V.+^	6.88		1/15/2024	250,000	243,740	258,125

Total Broadcasting and Entertainment				2,475,000	2,652,534	2,734,951

Buildings and Real Estate — 1.6%*:
Cemex Finance LLC+^	9.38		10/12/2022	400,000	431,937	436,000
Cemex SAB de CV+	4.38		3/5/2023	100,000	111,980	107,897
GEO Group, Inc. (The)	5.88		1/15/2022	500,000	475,058	506,250
Keystone Financing PLC+	9.50		10/15/2019	350,000	564,905	451,095
Paroc Group Oy+	6.25		5/15/2020	100,000	137,565	107,897
Paroc Group Oy MTN+	4.94	#	5/15/2020	100,000	137,565	103,823
William Lyon Homes, Inc.	7.00		8/15/2022	295,000	299,987	305,325

Total Buildings and Real Estate				1,845,000	2,158,997	2,018,287

Cargo Transport — 1.9%*:
Deck Chassis Acquisition, Inc.^	10.00		6/15/2023	580,000	580,000	598,850
Kenan Advantage Group, Inc.^	7.88		7/31/2023	1,367,000	1,367,000	1,380,670
Moto Finance PLC+	6.38		9/1/2020	200,000	300,330	256,339
WFS Global Holding SAS+	9.50		7/15/2022	150,000	170,153	162,342

Total Cargo Transport				2,297,000	2,417,483	2,398,201

Chemicals, Plastics and Rubber — 2.2%*:
A. Schulman, Inc.^	6.88		6/1/2023	500,000	513,592	522,500
Consolidated Energy Finance SA+^	6.75		10/15/2019	1,000,000	995,076	1,000,000
LSB Industries, Inc.	8.50		8/1/2019	238,000	209,395	218,960
Monitchem HoldCo 2 SA+	6.88		6/15/2022	200,000	199,877	193,170
Pinnacle Operating Corp.^	9.00		11/15/2020	600,000	611,968	264,000
Platform Specialty Products Corp.^	10.38		5/1/2021	250,000	271,858	276,875
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.	6.38		5/1/2022	200,000	219,995	225,267

Total Chemicals, Plastics and Rubber				2,988,000	3,021,761	2,700,772

Containers, Packaging and Glass — 3.2%*:
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.+	6.75		5/15/2024	300,000	343,004	337,111
Coveris Holdings SA^	7.88		11/1/2019	900,000	902,144	893,250
Horizon Holdings I SASU+	7.25		8/1/2023	300,000	347,914	337,111
Iron Mountain Europe PLC+	6.13		9/15/2022	300,000	432,355	390,055
SIG Combibloc Holdings SCA+	7.75		2/15/2023	700,000	817,824	791,530

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Containers, Packaging and Glass (Continued)
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc.^	6.38%		5/1/2022	1,200,000	$1,191,492	$1,197,000

Total Containers, Packaging and Glass				3,700,000	4,034,733	3,946,057

Diversified/Conglomerate Manufacturing — 2.6%*:
Appvion, Inc.^	9.00		6/1/2020	500,000	509,523	280,000
CTP Transportation Products LLC/CTP Finance, Inc.^	8.25		12/15/2019	648,000	660,169	558,900
EnPro Industries, Inc.	5.88		9/15/2022	400,000	403,530	411,000
Galapagos SA+	5.38		6/15/2021	175,000	219,859	175,003
Griffon Corp.	5.25		3/1/2022	800,000	791,013	810,600
StoneMor Partners LP/Cornerstone Family Services of West Virginia Subsidiary	7.88		6/1/2021	500,000	514,084	455,000
West Corp.^	5.38		7/15/2022	500,000	478,988	483,125

Total Diversified/Conglomerate Manufacturing				3,523,000	3,577,166	3,173,628

Diversified/Conglomerate Service — 3.6%*:
Carlson Travel, Inc.	4.43	#	6/15/2023	100,000	105,575	107,118
Carlson Travel, Inc.^	6.75		12/15/2023	238,000	238,000	247,520
Carlson Travel, Inc.^	9.50		12/15/2024	277,000	277,000	289,811
Infor Software Parent LLC/Infor Software Parent, Inc. PIK^	7.13		5/1/2021	1,200,000	1,130,324	1,236,000
Nuance Communications, Inc.^	5.63		12/15/2026	1,000,000	990,639	983,250
ServiceMaster Co. LLC (The)^	5.13		11/15/2024	627,000	627,000	636,405
Zachry Holdings, Inc.^	7.50		2/1/2020	871,000	868,401	893,864

Total Diversified/Conglomerate Service				4,313,000	4,236,939	4,393,968

Electronics — 1.0%*:
NXP BV/NXP Funding LLC^	4.13		6/1/2021	226,000	229,898	233,345
Prime Security Services Borrower LLC/Prime Finance, Inc.^	9.25		5/15/2023	491,000	491,000	534,576
WESCO Distribution, Inc.^	5.38		6/15/2024	443,000	443,000	444,108

Total Electronics				1,160,000	1,163,898	1,212,029

Finance — 2.4%*:
Arrow Global Finance PLC+	5.13		9/15/2024	200,000	258,495	245,740
Galaxy Finco Ltd.+	7.88		11/15/2021	550,000	817,078	681,033
Garfunkelux Holdco 3 SA+	7.50		8/1/2022	100,000	110,305	109,739
Garfunkelux Holdco 3 SA+	8.50		11/1/2022	650,000	1,006,774	833,102
Marlin Intermediate Holdings PLC MTN+	10.50		8/1/2020	200,000	304,158	268,047
National Financial Partners Corp.^	9.00		7/15/2021	779,000	779,068	821,845

Total Finance				2,479,000	3,275,878	2,959,506

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Grocery — 0.4%*:
C&S Group Enterprises LLC^	5.38%	7/15/2022	270,000	$260,613	$260,550
Premier Foods Finance PLC+	6.50	3/15/2021	200,000	338,450	253,012

Total Grocery			470,000	599,063	513,562

Healthcare, Education and Childcare — 5.4%*:
Alere, Inc.^	6.38	7/1/2023	490,000	490,000	486,938
Alere, Inc.	6.50	6/15/2020	500,000	505,630	492,500
Capsugel SA PIK^	7.00	5/15/2019	500,000	503,906	504,375
Cerberus Nightingale 1 Sarl+	8.25	2/1/2020	550,000	625,184	593,721
Cognita Financing PLC+	7.75	8/15/2021	600,000	884,750	783,865
Halyard Health, Inc.	6.25	10/15/2022	288,000	289,698	296,640
IDH Finance PLC+	6.25	8/15/2022	250,000	327,563	298,857
Kinetic Concepts, Inc./KCI USA, Inc.^	7.88	2/15/2021	199,000	208,410	215,915
Kinetic Concepts, Inc./KCI USA, Inc.^	9.63	10/1/2021	1,100,000	1,100,000	1,163,250
Quintiles IMS, Inc.^	5.00	10/15/2026	533,000	533,000	534,333
Tenet Healthcare Corp.	6.75	6/15/2023	294,000	292,756	259,455
Valeant Pharmaceuticals International, Inc.	4.50	5/15/2023	100,000	89,349	75,822
Valeant Pharmaceuticals International, Inc.^	6.13	4/15/2025	1,325,000	1,103,665	995,406

Total Healthcare, Education and Childcare			6,729,000	6,953,911	6,701,077

Home and Office Furnishings, Housewares, and Durable Consumer Products — 0.4%*:
LSF9 Balta Issuer SA+	7.75	9/15/2022	400,000	478,550	463,166

Hotels, Motels, Inns and Gaming — 1.9%*:
MGM Resorts International	4.63	9/1/2026	1,000,000	1,000,000	962,500
NH Hotels SA+	3.75	10/1/2023	200,000	224,580	217,056
Thomas Cook Group PLC+	6.25	6/15/2022	300,000	319,905	332,501
TVL Finance PLC+	8.50	5/15/2023	600,000	857,927	783,806

Total Hotels, Motels, Inns and Gaming			2,100,000	2,402,412	2,295,863

Leisure, Amusement, Entertainment — 2.6%*:
AMC Entertainment Holdings, Inc.	6.38	11/15/2024	100,000	121,910	130,326
CPUK Finance Ltd.+	7.00	8/28/2020	483,000	734,239	628,674
Interval Acquisition Corp.	5.63	4/15/2023	459,000	459,000	468,180
NCL Corp. Ltd.^	4.75	12/15/2021	653,000	653,000	652,595
Perform Group Financing PLC+	8.50	11/15/2020	150,000	224,468	189,020
WMG Acquisition Corp.	4.13	11/1/2024	150,000	165,758	163,424
WMG Acquisition Corp.^	6.75	4/15/2022	950,000	902,371	999,875

Total Leisure, Amusement, Entertainment			2,945,000	3,260,746	3,232,094

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 2.5%*:
Apex Tool Group LLC^	7.00	2/1/2021	750,000	665,807	671,250
Gardner Denver, Inc.^	6.88	8/15/2021	1,000,000	1,000,000	995,000
Milacron LLC/Mcron Finance Corp.^	7.75	2/15/2021	905,000	927,033	929,888

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Machinery Non-Agriculture, Non-Construction, Non-Electronic (Continued)
Xerium Technologies, Inc.^	9.50%		8/15/2021	500,000	$495,644	$498,750

Total Machinery Non-Agriculture, Non-Construction, Non-Electronic				3,155,000	3,088,484	3,094,888

Mining, Steel, Iron and Non-Precious Metals — 1.9%*:
BlueScope Steel Finance Ltd./BlueScope Steel Finance USA LLC+^	6.50		5/15/2021	166,000	166,000	175,894
Constellium NV+	7.00		1/15/2023	600,000	646,768	634,748
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp.^	7.38		2/1/2020	550,000	545,983	547,250
TMS International Corp.^	7.63		10/15/2021	1,000,000	960,189	955,000

Total Mining, Steel, Iron and Non-Precious Metals				2,316,000	2,318,940	2,312,892

Oil and Gas — 4.6%*:
Citgo Holding, Inc.^	10.75		2/15/2020	350,000	341,554	375,375
Energy Transfer Equity LP	5.50		6/1/2027	111,000	95,831	108,225
EP Energy LLC/Everest Acquisition Finance, Inc.	9.38		5/1/2020	350,000	285,901	322,654
Genesis Energy LP/Genesis Energy Finance Corp.	6.75		8/1/2022	500,000	481,818	519,500
Globe Luxembourg S.C.A.^+	9.63		5/1/2018	450,000	423,469	444,375
Jupiter Resources, Inc.+^	8.50		10/1/2022	1,450,000	1,209,629	1,250,627
Kosmos Energy Ltd.^	7.88		8/1/2021	1,325,000	1,278,602	1,318,375
Shelf Drilling Holdings Ltd.+^	8.63		11/1/2018	439,000	392,033	368,760
Sunoco LP/Sunoco Finance Corp.	5.50		8/1/2020	302,000	302,000	308,040
Sunoco LP/Sunoco Finance Corp.	6.25		4/15/2021	600,000	598,692	611,250

Total Oil and Gas				5,877,000	5,409,529	5,627,181

Personal and Non-Durable Consumer Products Mfg. Only — 0.2%*:
Wolverine World Wide, Inc.^	5.00		9/1/2026	283,000	283,000	272,388

Personal Transportation — 0.9%*:
AA Bond Co. Ltd.+	5.50		7/31/2022	850,000	1,153,635	1,069,276

Personal, Food and Miscellaneous — 0.2%*:
Wagamama Finance PLC+	7.88		2/1/2020	200,000	296,719	257,581

Printing and Publishing — 0.4%*:
MHGE Parent LLC/MHGE Parent Finance, Inc.^	8.50		8/1/2019	500,000	506,775	502,500

Retail Stores — 2.7%*:
Boing Group Financing PLC MTN+	6.63		7/15/2019	300,000	375,386	313,111
Dollar Tree, Inc.	5.75		3/1/2023	815,000	838,144	862,938
House of Fraser Funding PLC+	6.13	#	9/15/2020	150,000	232,340	165,450
HSS Financing PLC+	6.75		8/1/2019	204,000	307,968	254,804
Penske Automotive Group, Inc.	5.50		5/15/2026	545,000	543,670	538,187
Takko Luxembourg 2 S.C.A.+	6.69	#	4/15/2019	100,000	67,837	76,843

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Retail Stores (Continued)
Takko Luxembourg 2 S.C.A. MTN+	9.88%	4/15/2019	525,000	$512,083	$445,429
Travelex Financing PLC+	8.00	8/1/2018	500,000	643,158	616,200

Total Retail Stores			3,139,000	3,520,586	3,272,962

Telecommunications — 4.3%*:
Altice Financing SA+^	7.50	5/15/2026	825,000	827,027	858,000
Altice Luxembourg SA+	6.25	2/15/2025	250,000	284,288	274,870
Hughes Satellite Systems Corp.^	6.63	8/1/2026	426,000	425,481	428,130
LGE HoldCo VI B.V.+	7.13	5/15/2024	250,000	308,472	298,689
Numericable-SFR SA+^	6.00	5/15/2022	315,000	315,000	323,269
Numericable-SFR SA+^	7.38	5/1/2026	397,000	397,000	406,925
T-Mobile USA, Inc.	6.50	1/15/2026	294,000	294,000	317,887
Telenet Finance VI Luxembourg S.C.A.+	4.88	7/15/2027	100,000	114,211	109,737
UPCB Finance IV Ltd.+	4.00	1/15/2027	250,000	278,881	262,505
Virgin Media Finance PLC+	6.38	10/15/2024	250,000	375,139	325,834
Wind Acquisition Finance SA+^	7.38	4/23/2021	1,200,000	1,168,594	1,248,000
Ziggo Secured Finance B.V.+	4.25	1/15/2027	400,000	446,180	419,610

Total Telecommunications			4,957,000	5,234,273	5,273,456

Utilities — 0.3%*:
NRG Energy, Inc.^	7.25	5/15/2026	327,000	327,000	325,365

Total Corporate Bonds			64,486,000	67,989,434	66,405,035

Total Fixed Income			113,756,293	114,973,055	112,309,708

Short-Term Investment — 5.5%*:

Bank Deposit — 5.5%*:
State Street Bank & Trust Co. Euro Time Deposit	0.01	1/3/2017	6,712,542	6,712,542	6,712,542

Total Investments			139,341,181	122,062,085	119,522,484

Other assets and liabilities – 2.8%*					3,398,355

Net Assets – 100.0%					$122,920,839

MTN	Medium Term Note
OTC	Over the Counter
PIK	Payment-in-kind
TBA	To Be Announced: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement.

‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
+	Foreign security.

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	71.2%
United Kingdom	11.0%
Germany	3.5%
Netherlands	3.4%
France	2.4%
Switzerland	1.4%
Canada	1.1%
Italy	1.1%
Other (Individually less than 1%)	4.9%

Total	100.0%

^	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
§	Bank loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for bank loans are the current interest rates at December 31, 2016. Bank loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.
¤	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 2).
††	Illiquid security.
#	Variable rate security. The interest rate shown is the rate in effect at December 31, 2016.
(1)	Non-income producing security.

A	summary of outstanding derivatives at December 31, 2016 is as follows:

Forward Foreign Currency Exchange Contracts to Buy

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
1/13/17	Citibank N.A.	EUR	667,734	703,319	700,714	$2,605
1/13/17	Morgan Stanley & Co.	EUR	19,890	20,950	20,838	112
1/13/17	Morgan Stanley & Co.	GBP	160,421	197,765	201,973	(4,208)

Net unrealized depreciation on forward foreign exchange contracts to buy						$(1,491)

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION
1/13/17	Citibank N.A.	EUR	13,855,695	14,594,090	14,718,251	$124,161
1/13/17	JPMorgan Chase Bank N.A.	GBP	9,269,055	11,426,775	11,658,432	231,657

Net unrealized appreciation on forward foreign exchange contracts to sell						$355,818

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

Currency Legend

EUR	–	Euro
GBP	–	British Pound Sterling

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS

December 31, 2016 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 97.6%*:

Asset-Backed Securities — 31.6%*:

CDO/CLO — 4.2%*:
AIMCO CLO Series 2014-A A^	2.42	#%	7/20/2026	450,000	$448,927	$450,016
ALM VII Ltd. 2012-7A A1R^	2.33	#	10/15/2028	390,000	390,000	391,161
ALM XIV Ltd. 2014-14A A1^	2.32	#	7/28/2026	500,000	498,854	499,998
Apidos CLO XXV 2016-25A A1^	2.20	#	10/20/2028	470,000	470,000	470,072
BlueMountain CLO Ltd. 2013-3A A^	2.29	#	10/29/2025	500,000	497,073	500,135
BlueMountain CLO Ltd. 2015-2A A1^	2.31	#	7/18/2027	500,000	492,858	501,193
Carlyle Global Market Strategies CLO Ltd. 2014-4A A1^	2.38	#	10/15/2026	250,000	250,000	250,165
Galaxy XX CLO Ltd. 2015-20A A^	2.33	#	7/20/2027	250,000	247,026	250,323
Goldentree Loan Opportunities VIII Ltd. 2014-8A A^	2.33	#	4/19/2026	900,000	896,167	900,034
LCM XIV LP 2014-A^	2.03	#	7/15/2025	700,000	699,153	697,484
LCM XVI LP 16A A^	2.38	#	7/15/2026	250,000	250,000	250,069
LCM XXIII Ltd. 23A A1^	2.51	#	10/20/2029	610,000	610,000	609,995
Madison Park Funding XII Ltd. 2014-12A A^	2.38	#	7/20/2026	250,000	248,377	250,067
Madison Park Funding XIV Ltd. 2014-14A A2^	2.33	#	7/20/2026	250,000	249,856	250,052
Madison Park Funding XXII Ltd. 2016-22A A^	2.38	#	10/25/2029	350,000	350,000	350,776
Magnetite XVIII Ltd. 2016-8A A^	2.25	#	11/15/2028	380,000	380,000	379,988
OHA Loan Funding Ltd. 2015-1A AR^	2.35	#	8/15/2029	840,000	840,000	839,997
Seneca Park CLO Ltd. 2014-1A A^	2.36	#	7/17/2026	360,000	358,549	360,065
Symphony CLO XV Ltd. 2014-15A A^	2.33	#	10/17/2026	250,000	248,138	250,064
TCI-Symphony CLO Ltd. 2016-1A A^	2.40	#	10/13/2029	320,000	320,000	320,979
Treman Park CLO Ltd.^	2.25	#	4/20/2027	970,000	970,000	970,000
Voya CLO Ltd. 2014-2A A1^	2.33	#	7/17/2026	535,000	535,000	535,003

Total CDO/CLO				10,275,000	10,249,978	10,277,636

Other Asset-Backed Securities — 27.4%*:
321 Henderson Receivables II LLC 2006-3A A1^	0.64	#	9/15/2041	196,003	190,302	184,857
Access Group, Inc. 2002-A A2	2.05	#	9/25/2037	850,000	781,487	833,000
Access Group, Inc. 2005-1 A3	1.15	#	6/22/2022	87,208	86,127	86,597
Access Group, Inc. 2015-1 A^	1.46	#	7/25/2056	172,791	168,986	170,764
Access Group, Inc. 2015-1 B^	2.26	#	7/25/2058	100,000	86,323	82,798
Alterna Funding I LLC Series 2014-1A^	1.64		2/15/2021	236,445	233,929	229,795
American Credit Acceptance Receivables Trust 2015-3 A^	1.95		9/12/2019	40,382	40,380	40,446
American Credit Acceptance Receivables Trust 2016-1A^	2.37		5/12/2020	50,911	50,910	51,026
American Credit Acceptance Receivables Trust 2016-2^	2.22		7/13/2020	298,427	298,421	298,819
AmeriCredit Automobile Receivables Trust 2014-1 D	2.54		6/8/2020	310,000	309,638	312,012
Arbys Funding LLC 2015-1A A2^	4.97		10/30/2045	79,200	79,200	80,041

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
Argent Securities, Inc. Asset-Backed Pass-Through Certificates Series 2004-W10	1.48	# %	10/25/2034	366,141	$331,724	$350,188
ARI Fleet Lease Trust 2016-A A3^	2.11		7/15/2024	200,000	199,964	198,990
Asset Backed Securities Corp. Home Equity Loan Trust 2005-HE1 M1	1.51	#	3/25/2035	517,033	513,909	523,169
AVANT Loans Funding Trust 2016-A A^	4.11		5/15/2019	347,218	348,909	347,961
AVANT Loans Funding Trust 2016-C A^	2.96		9/16/2019	98,892	98,890	98,836
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A A^	2.10		3/20/2019	240,000	238,982	240,246
BCC Funding XIII LLC 2016-1 A1^	1.10		9/20/2017	548,895	548,895	547,542
Blackbird Capital Aircraft Lease Securitization Ltd. 2016-1^	2.49		12/16/2041	380,000	380,000	380,594
BlueVirgo Trust 2015-1A^	3.00		12/15/2022	267,045	266,020	269,862
Capital Automotive REIT 2010-1A A^	5.73		12/15/2038	90,688	94,335	91,765
CarFinance Capital Auto Trust 2013-2A^	4.04		8/15/2019	650,000	652,612	655,492
CarFinance Capital Auto Trust 2014-2^	1.44		11/16/2020	122,078	121,145	121,934
Cazenovia Creek Funding I LLC 2015-1A A^	2.00		12/10/2023	161,607	160,011	160,294
Centex Home Equity Loan Trust 2006-A AV4	1.01	#	6/25/2036	222,011	216,679	220,501
Chase Issuance Trust Series 2014-A1	1.15		1/15/2019	3,000,000	3,003,798	3,000,009
Chesapeake Funding II LLC^	1.88		6/15/2028	290,000	289,985	289,294
Citi Held For Asset Issuance 2015-PM1 A^	1.85		12/15/2021	4,517	4,517	4,514
Citi Held For Asset Issuance 2015-PM2 A^	2.35		3/15/2022	21,962	21,961	21,974
Citi Held For Asset Issuance 2015-PM3 A^	2.56		5/16/2022	31,833	31,833	31,798
Citigroup Mortgage Loan Trust Asset Backed Pass-Through Certificates 2005-OPT3 M2	1.43	#	5/25/2035	408,878	407,865	408,723
CKE Restaurant Holdings, Inc. 2013-1A A2^	4.47		3/20/2043	457,719	462,073	452,026
CLI Funding V LLC 2013-1A^	2.83		3/18/2028	60,900	60,608	58,662
CLI Funding V LLC 2014-1A A^	3.29		6/18/2029	186,760	181,419	180,120
College Loan Corp. Trust I 2005-2 B	1.37	#	1/15/2037	224,108	196,694	188,913
CPS Auto Receivables Trust 2013-A A^	1.31		6/15/2020	117,943	117,570	117,544
CPS Auto Receivables Trust 2014-D A^	1.49		4/15/2019	96,671	96,316	96,584
CPS Auto Receivables Trust 2015-B A^	1.65		11/15/2019	127,219	126,312	127,292
CPS Auto Receivables Trust 2015-C A^	1.77		6/17/2019	41,072	41,070	41,124
CPS Auto Receivables Trust 2015-C B^	2.55		2/18/2020	100,000	99,987	100,492
CPS Auto Receivables Trust 2016-A A^	2.25		10/15/2019	95,608	95,605	95,980
CPS Auto Receivables Trust 2016-B A^	2.07		11/15/2019	183,469	183,464	183,689
CPS Auto Receivables Trust 2016-C A^	1.62		1/15/2020	142,833	142,833	142,836
CPS Auto Receivables Trust 2016-C B^	2.48		9/15/2020	180,000	179,984	179,914
Credit Suisse ABS Repackaging Trust 2013-A B^	2.50		1/25/2030	105,896	100,766	98,608
DB Master Finance LLC 2015-1A A2I^	3.26		2/20/2045	609,150	604,624	609,949
DB Master Finance LLC 2015-1A A2II^	3.98		2/20/2045	1,179,000	1,187,836	1,196,687
Diamond Resorts Owner Trust 2013-1^	1.95		1/20/2025	428,928	426,304	425,313
Diamond Resorts Owner Trust 2013-2 A^	2.27		5/20/2026	628,877	624,028	625,534
Diamond Resorts Owner Trust 2015-1 A^	2.73		7/20/2027	41,142	41,139	40,893
Diamond Resorts Owner Trust 2015-2^	2.99		5/22/2028	167,247	169,138	166,224

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
Diamond Resorts Owner Trust 2015-2 B^	3.54%		5/22/2028	60,817	$60,814	$60,878
Diamond Resorts Owner Trust 2016-1^	3.08		11/20/2028	1,403,725	1,403,725	1,395,096
Domino’s Pizza Master Issuer LLC 2012-1A A2^	5.22		1/25/2042	232,800	238,390	237,447
Domino’s Pizza Master Issuer LLC 2015 1A-A2I^	3.48		10/25/2045	336,600	330,775	333,099
DRB Prime Student Loan Trust 2015-A A2^	3.06		7/25/2031	99,892	98,628	96,968
DRB Prime Student Loan Trust 2015-B A2^	3.17		7/25/2031	275,385	274,316	275,131
DRB Prime Student Loan Trust 2015-B A3^	2.54		4/27/2026	55,876	55,870	55,265
DRB Prime Student Loan Trust 2015-D A1^	2.46	#	1/25/2040	230,415	225,507	229,261
DRB Prime Student Loan Trust 2015-D A2^	3.20		1/25/2040	1,004,386	1,003,326	996,942
DRB Prime Student Loan Trust 2016-A A1^	2.76	#	4/25/2040	281,151	280,577	280,369
DRB Prime Student Loan Trust 2016-B^	2.89		6/25/2040	272,194	272,112	263,789
DRB Prime Student Loan Trust 2016-R^	2.43	#	10/25/2044	1,049,153	1,049,153	1,049,153
Drive Auto Receivables Trust 2015-AA C^	3.06		5/17/2021	500,000	505,769	504,477
Drive Auto Receivables Trust 2016-B^	2.56		6/15/2020	130,000	129,996	130,508
Drive Auto Receivables Trust 2016-C^	0.90		12/15/2017	1,054,131	1,054,131	1,054,118
Drug Royalty LP 1 2012-1 A1^	6.13	#	7/15/2024	60,641	62,009	61,496
DT Auto Owner Trust 2015-3A A^	1.66		3/15/2019	18,676	18,675	18,677
DT Auto Owner Trust 2016-1A A^	2.00		9/16/2019	109,925	109,922	109,902
DT Auto Owner Trust 2016-1A B^	2.79		5/15/2020	230,000	229,991	231,324
DT Auto Owner Trust 2016-2A B^	2.92		5/15/2020	460,000	459,992	463,857
Earnest Student Loan Program LLC 2016-B A1^	2.81	#	2/26/2035	399,400	399,400	399,399
Earnest Student Loan Program LLC 2016-C A2^	2.68		7/25/2035	533,045	529,936	518,163
Earnest Student Loan Program LLC 2016-D A2^	2.72		1/25/2041	603,065	602,876	593,297
ECMC Group Student Loan Trust 2016-1A A^	2.11	#	7/26/2066	594,220	594,220	592,468
Education Funding Capital Trust IV 2004-1 A5	1.45	#	6/15/2043	50,000	47,071	48,451
Elara HGV Timeshare Issuer LLC 2014-A B^	3.02		2/25/2027	42,781	42,421	42,981
Elara HGV Timeshare Issuer LLC 2016-A^	2.73		4/25/2028	308,283	308,278	302,393
Element Rail Leasing II LLC 2015-1A A1^	2.71		2/19/2045	479,216	474,963	467,600
Element Rail Leasing II LLC 2015-1A A1+^	3.97		3/19/2046	151,668	151,668	152,069
Entegry New Orleans Storm Recovery Funding I LLC 2015-1 A	2.67		6/1/2027	159,174	159,140	160,729
Enterprise Fleet Financing LLC 2016-1 A2^	1.83		9/20/2021	580,057	579,988	580,336
Exeter Automobile Receivables Trust 2015-2A C^	3.90		3/15/2021	800,000	811,579	808,677
Exeter Automobile Receivables Trust 2015-3A A^	2.00		3/16/2020	104,240	104,276	104,415
Exeter Automobile Receivables Trust 2016-3A B^	2.84		8/16/2021	240,000	239,959	239,055
First Franklin Mortgage Loan Trust 2004-FFH4 M5	2.33	#	1/25/2035	400,000	401,965	403,896
First Franklin Mortgage Loan Trust 2005 FF3 M3	1.48	#	4/25/2035	432,904	430,783	431,209
First Investors Auto Owner Trust 2015-2A A1^	1.59		12/16/2019	20,835	20,835	20,846
First Investors Auto Owner Trust 2016-1A A1^	1.92		5/15/2020	247,350	247,345	247,884
First Investors Auto Owner Trust 2016-2A B^	2.21		7/15/2022	520,000	519,973	515,160
Flagship Credit Auto Trust 2013-2 B^	3.21		8/15/2019	250,000	252,311	250,881

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
Flagship Credit Auto Trust 2014-1 A^	1.21%		4/15/2019	38,991	$38,915	$38,979
Flagship Credit Auto Trust 2015-2 A^	1.98		10/15/2020	66,633	66,628	66,724
Flagship Credit Auto Trust 2015-3 A^	2.38		10/15/2020	436,135	437,802	437,599
Flagship Credit Auto Trust 2016-1 A^	2.77		12/15/2020	330,472	329,810	332,939
Flagship Credit Auto Trust 2016-3 B^	2.43		6/15/2021	310,000	309,974	308,787
Flagship Credit Auto Trust 2016-4 B^	2.41		10/15/2021	940,000	939,886	932,383
Flagship Credit Auto Trust 2016-4 B^	2.71		11/15/2022	410,000	409,978	405,262
FNA Trust 2015-1 A^	3.24		12/10/2023	273,386	273,517	271,773
FRS I LLC 2013-1A A1^	1.80		4/15/2043	38,619	38,225	37,847
Global SC Finance II SRL 2014-1A A1+^	3.19		7/17/2029	235,083	235,033	225,545
Goal Structured Solution Trust 2015-1 B^	2.26	#	9/25/2043	100,000	75,840	87,913
Goodgreen Trust 2016-1 A^	3.23		10/15/2052	639,620	639,302	634,983
Green Tree Agency Advance Funding Trust I 2015-T2 AT2^	3.09		10/15/2048	100,000	100,000	100,000
GSAMP Trust 2005-SEA2 A1^	1.11	#	1/25/2045	47,580	45,735	47,237
HERO Funding Trust 2015-1A^	3.84		9/21/2040	1,184,484	1,206,656	1,205,212
HERO Funding Trust 2016-4A A1^	3.57		9/20/2047	930,000	929,626	930,000
Hilton Grand Vacations Trust 2013-A^	2.28		1/25/2026	78,471	77,316	77,824
Leaf Receivables Funding 11 LLC 2016-1 A1^	1.00		6/15/2017	132,978	132,978	132,883
Marlette Funding Trust 2016-1A A^	3.06		1/17/2023	846,293	847,159	845,500
Miramax LLC 2014-1A A2^	3.34		7/20/2026	130,788	131,222	130,062
Morgan Stanley ABS Capital I, Inc. Trust 2005-WMC6 M2	1.51	#	7/25/2035	22,024	21,808	21,958
MVW Owner Trust 2013-1A A^	2.15		4/22/2030	208,682	206,000	206,706
MVW Owner Trust 2015-1A A^	2.52		12/20/2032	66,518	66,513	66,058
MVW Owner Trust 2016-1A A^	2.25		12/20/2033	94,591	94,582	92,705
Nations Equipment Finance Funding III LLC 2016-1A A^	3.61		2/20/2021	255,896	255,892	255,768
Navient Private Education Loan Trust 2015-BA A1^	1.30	#	5/15/2023	487	487	487
Navient Student Loan Trust 2016-6 A3^	2.06	#	3/25/2066	1,100,000	1,100,000	1,100,009
Navistar Financial Dealer Note Master Owner Trust II 2016-1 A^	2.11	#	9/27/2021	550,000	550,000	550,441
Navitas Equipment Receivables LLC 2015-1 A2^	2.12		11/15/2018	178,254	178,212	178,441
Nelnet Private Education Loan Trust 2016-A A1A^	2.37	#	12/26/2040	500,000	500,000	499,849
Nelnet Private Education Loan Trust 2016-A A1B^	3.60		12/26/2040	360,000	357,602	359,580
New Residential Advance Receivables Trust Advance Receivables Backed Notes 2016-T2 AT2^	2.58		10/15/2049	1,950,000	1,950,000	1,926,867
NextGear Floorplan Master Owner Trust 2015-2A A^	2.38		10/15/2020	100,000	99,993	100,444
NextGear Floorplan Master Owner Trust 2016-1A A1^	2.40	#	4/15/2021	490,000	490,000	496,734

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
NextGear Floorplan Master Owner Trust 2016-2A A2^	2.19%		9/15/2021	762,000	$759,320	$755,848
Northstar Education Finance, Inc. 2005-1 A5	1.64	#	10/30/2045	255,900	244,832	242,785
NovaStar Mortgage Funding Trust 2004-4 M5	2.48	#	3/25/2035	600,000	599,813	603,844
NRZ Advance Receivables Trust 2016-T4 AT4^	3.11		12/15/2050	900,000	900,000	899,999
OnDeck Asset Securitization Trust II LLC 2016-1A A^	4.21		5/17/2020	110,000	109,994	108,607
OneMain Financial Issuance Trust 2014-2A A^	2.47		9/18/2024	139,685	140,133	139,743
Orange Lake Timeshare Trust 2016-A^	2.61		3/8/2029	323,633	323,597	319,939
Oscar US Funding Trust II 2015 1A A3^	1.86		10/15/2019	720,000	717,925	715,705
Oscar US Funding Trust II 2015 1A A4^	2.44		6/15/2022	270,000	262,729	265,889
Oscar US Funding Trust IV 2016 1A A2B^	2.40	#	7/15/2020	162,718	162,718	162,769
Oscar US Funding Trust IV 2016-1A A2A^	2.53		7/15/2020	406,795	407,877	406,823
Oscar US Funding Trust V 2016-2A A1^	0.90		9/17/2017	211,039	211,039	210,889
Oscar US Funding Trust V 2016-2A A2A^	2.31		11/15/2019	450,000	449,949	450,269
Oxford Finance Funding LLC 2016-1A A^	3.97		6/17/2024	170,000	170,000	169,298
PFS Financing Corp. 2014-AA A^	1.30	#	2/15/2019	820,000	819,714	819,522
Popular ABS Mortgage Pass-Through Trust 2006-B A3	1.04	#	5/25/2036	117,045	112,327	116,528
Prestige Auto Receivables Trust 2015-1 B^	2.04		4/15/2021	260,000	260,864	259,271
Santander Drive Auto Receivables Trust 2014-4 B	1.82		5/15/2019	147,986	148,450	148,119
Santander Drive Auto Receivables Trust 2014-4 D	3.10		11/16/2020	540,000	545,870	546,840
Santander Drive Auto Receivables Trust 2015-2 C	2.44		4/15/2021	720,000	725,467	723,816
Santander Drive Auto Receivables Trust 2016-1 A3	1.62		3/16/2020	180,000	179,978	180,018
Santander Drive Auto Receivables Trust 2016-1 B	2.47		12/15/2020	360,000	359,984	363,041
Santander Drive Auto Receivables Trust 2016-1 D	4.02		4/15/2022	430,000	439,986	446,356
Sierra Timeshare Receivables Funding LLC 2014-1A A^	2.07		3/20/2030	107,874	107,225	107,145
Sierra Timeshare Receivables Funding LLC 2014-2A A^	2.05		6/20/2031	95,988	94,912	95,813
Sierra Timeshare Receivables Funding LLC 2014-3A A^	2.30		10/20/2031	353,249	351,114	352,664
Sierra Timeshare Receivables Funding LLC 2015 3A B^	3.08		9/20/2032	50,730	50,729	49,904
Sierra Timeshare Receivables Funding LLC 2015-1A A^	2.40		3/22/2032	270,261	266,917	269,721
Sierra Timeshare Receivables Funding LLC 2015-2A B^	3.02		6/20/2032	42,097	42,088	42,364
Sierra Timeshare Receivables Funding LLC 2015-3A A^	2.58		9/20/2032	50,730	50,720	50,044
SLC Private Student Loan Trust 2006-A A5	1.05	#	7/15/2036	184,327	183,262	183,986
SLC Private Student Loan Trust 2006-A C	1.33	#	7/15/2036	350,000	309,178	312,557
SLC Student Loan Trust 2005-1 B	1.10	#	2/15/2045	294,470	245,227	248,736
SLM Student Loan Trust 2003-14 A6	1.18	#	7/25/2025	40,000	38,467	39,134

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
SLM Student Loan Trust 2003-4 B	1.61	# %	6/15/2038	138,380	$126,688	$121,348
SLM Student Loan Trust 2005-4 B	1.06	#	7/25/2040	438,312	364,837	376,630
SLM Student Loan Trust 2006-5 B	1.09	#	10/25/2040	493,355	424,791	425,344
SLM Student Loan Trust 2006-9 A5	0.98	#	1/26/2026	140,793	137,127	138,258
SLM Student Loan Trust 2012-5 A2	1.06	#	6/25/2019	58,790	58,495	58,519
SMB Private Education Loan Trust 2015-A A2B^	1.70	#	6/15/2027	100,000	98,250	99,173
SMB Private Education Loan Trust 2016-A A1^	1.40	#	5/15/2023	395,425	395,425	396,101
SMB Private Education Loan Trust 2016-B A2B^	2.15	#	2/17/2032	132,000	132,000	132,000
SoFi Consumer Loan Program LLC 2016-1A A^	3.26		8/25/2025	1,003,818	1,007,750	1,005,103
SoFi Consumer Loan Program LLC 2016-2A A^	3.09		10/27/2025	474,158	474,087	472,732
SoFi Consumer Loan Program LLC 2016-3 A^	3.05		12/26/2025	415,401	415,393	413,756
SoFi Consumer Loan Program LLC 2016-5 A^	3.06		9/25/2028	2,300,000	2,292,237	2,295,678
SoFi Professional Loan Program LLC 2015-C A2^	2.51		8/25/2033	65,185	64,850	64,701
SoFi Professional Loan Program LLC 2016 A A1^	2.51	#	8/25/2036	259,800	257,528	267,457
SoFi Professional Loan Program LLC 2016-B A1^	1.96	#	6/25/2033	304,425	304,425	307,739
SoFi Professional Loan Program LLC 2016-B A2A^	1.68		3/25/2031	252,361	252,341	251,857
SoFi Professional Loan Program LLC 2016-D A1^	1.71	#	1/25/2039	210,016	210,016	210,699
SoFi Professional Loan Program LLC 2016-E A2B^	2.49		1/25/2036	330,000	329,344	327,040
SpringCastle America Funding LLC 2016-AA A^	3.05		4/25/2029	687,134	687,108	690,570
Springleaf Funding Trust 2016-AA A^	2.90		11/15/2029	1,560,000	1,559,760	1,556,515
SPS Servicer Advance Receivable 2015-T3 AT3^	2.92		7/15/2047	100,000	99,991	100,080
SPS Servicer Advance Receivable 2016-T1 AT1^	2.53		11/16/2048	1,040,000	1,039,909	1,037,302
SVO VOI Mortgage LLC 2012-AA A^	2.00		9/20/2029	449,577	443,330	441,569
Taco Bell Funding LLC 2016-1A A2I^	3.83		5/25/2046	329,175	330,266	331,283
Trinity Rail Leasing LP 2012-1A A1^	2.27		1/15/2043	65,324	63,365	62,448
VSE VOI Mortgage LLC 2016-A A^	2.54		7/20/2033	809,788	809,706	801,394
Wendys Funding LLC 2015 1A A2I^	3.37		6/15/2045	740,625	738,110	739,496
Westgate Resorts LLC 2015-2A A^	3.20		7/20/2028	293,539	293,178	292,523
Westlake Automobile Receivables Trust 2016-1A A2B^	1.75	#	1/15/2019	251,169	251,169	251,395
Westlake Automobile Receivables Trust 2016-2A A2^	1.57		6/17/2019	290,000	289,986	290,251

Total Other Asset-Backed Securities				68,517,774	68,058,730	68,062,337

Total Asset-Backed Securities				78,792,774	78,308,708	78,339,973

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds — 42.3%*:

Advertising — 0.4%*:
S&P Global, Inc.	2.50%	8/15/2018	260,000	$260,687	$262,171
S&P Global, Inc.	3.30	8/14/2020	700,000	727,702	713,712

Total Advertising			960,000	988,389	975,883

Aerospace/Defense — 0.9%*:
Harris Corp.	2.00	4/27/2018	785,000	786,297	785,478
Harris Corp.	2.70	4/27/2020	330,000	330,535	329,637
L-3 Communications Corp.	5.20	10/15/2019	1,065,000	1,124,415	1,145,478

Total Aerospace/Defense			2,180,000	2,241,247	2,260,593

Agriculture — 1.0%*:
Bunge Ltd. Finance Corp.	3.50	11/24/2020	1,050,000	1,073,823	1,068,716
Imperial Brands Finance PLC+^	2.05	7/20/2018	335,000	334,107	334,924
Imperial Brands Finance PLC+^	2.95	7/21/2020	1,097,000	1,119,418	1,103,712

Total Agriculture			2,482,000	2,527,348	2,507,352

Airlines — 0.2%*:
WestJet Airlines Ltd.+^	3.50	6/16/2021	490,000	489,401	489,795

Auto Manufacturers — 1.8%*:
Ford Motor Credit Co. LLC	2.24	6/15/2018	930,000	928,847	931,260
Ford Motor Credit Co. LLC	3.34	3/18/2021	315,000	315,000	317,186
General Motors Co.	3.50	10/2/2018	250,000	253,531	254,975
General Motors Financial Co., Inc.	3.20	7/13/2020	1,350,000	1,346,839	1,354,061
Hyundai Capital America^	2.00	7/1/2019	70,000	69,959	69,459
Hyundai Capital America^	2.40	10/30/2018	150,000	150,050	150,626
Hyundai Capital America^	2.55	2/6/2019	620,000	626,303	623,627
Hyundai Capital America^	3.00	10/30/2020	280,000	284,800	280,000
Nissan Motor Acceptance Corp.^+	1.90	9/14/2021	560,000	558,623	540,374

Total Auto Manufacturers			4,525,000	4,533,952	4,521,568

Auto Parts&Equipment — 0.9%*:
Goodyear Tire & Rubber Co. (The)	5.13	11/15/2023	1,115,000	1,154,012	1,148,450
Lear Corp.	4.75	1/15/2023	1,110,000	1,150,383	1,132,200

Total Auto Parts&Equipment			2,225,000	2,304,395	2,280,650

Beverages — 0.8%*:
Anheuser-Busch InBev Finance, Inc.+	2.65	2/1/2021	695,000	705,512	698,993
Coca-Cola Femsa SAB de CV+	2.38	11/26/2018	964,000	974,394	970,695
Molson Coors Brewing Co.	2.10	7/15/2021	325,000	322,334	316,521

Total Beverages			1,984,000	2,002,240	1,986,209

Biotechnology — 0.5%*:
Celgene Corp.	2.13	8/15/2018	420,000	420,635	421,687
Celgene Corp.	2.25	5/15/2019	250,000	250,365	250,143
Celgene Corp.	2.88	8/15/2020	680,000	698,575	687,789

Total Biotechnology			1,350,000	1,369,575	1,359,619

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Chemicals — 2.3%*:
Air Liquide Finance SA+^	1.75%	9/27/2021	500,000	$494,734	$481,955
Airgas, Inc.	2.38	2/15/2020	250,000	248,218	250,123
Airgas, Inc.	3.05	8/1/2020	450,000	457,039	460,082
CF Industries, Inc.	6.88	5/1/2018	1,190,000	1,267,261	1,252,642
Dow Chemical Co. (The)	8.55	5/15/2019	125,000	143,613	143,260
Ecolab, Inc.	2.00	1/14/2019	530,000	534,255	530,407
Incitec Pivot Finance LLC+^	6.00	12/10/2019	195,000	208,345	209,787
LyondellBasell Industries NV	5.00	4/15/2019	837,000	882,188	884,418
LyondellBasell Industries NV	6.00	11/15/2021	300,000	348,580	340,221
RPM International, Inc.	6.13	10/15/2019	855,000	936,222	938,932
RPM International, Inc.	6.50	2/15/2018	265,000	277,299	277,731

Total Chemicals			5,497,000	5,797,754	5,769,558

Commercial Banks — 6.5%*:
ANZ New Zealand Int’l Ltd.+^	2.25	2/1/2019	1,225,000	1,231,115	1,226,203
Bancolombia SA+	5.95	6/3/2021	315,000	344,687	341,870
Bank of America Corp.	5.42	3/15/2017	1,000,000	1,007,249	1,007,246
Bank of America Corp. MTN	2.25	4/21/2020	850,000	833,981	845,045
CIT Group, Inc.	4.25	8/15/2017	1,275,000	1,287,611	1,292,531
Citigroup, Inc.	2.35	8/2/2021	1,160,000	1,161,682	1,134,711
First Horizon National Corp.	3.50	12/15/2020	1,570,000	1,580,602	1,584,300
First Tennessee Bank N.A.	2.95	12/1/2019	550,000	547,364	551,364
Goldman Sachs Group, Inc. (The)	2.38	1/22/2018	590,000	594,390	593,508
Goldman Sachs Group, Inc. (The)	2.55	10/23/2019	650,000	649,719	654,772
Goldman Sachs Group, Inc. (The)	2.88	2/25/2021	1,035,000	1,061,495	1,039,786
Itau Unibanco Holding SA+^	2.85	5/26/2018	400,000	396,596	401,000
Macquarie Bank Ltd.+^	2.85	1/15/2021	130,000	133,977	130,542
Mitsubishi UFJ Trust & Banking Corp.+^	2.65	10/19/2020	1,080,000	1,090,720	1,076,172
Morgan Stanley	2.13	4/25/2018	415,000	416,989	416,653
Morgan Stanley	2.45	2/1/2019	1,405,000	1,418,669	1,414,648
Regions Bank	7.50	5/15/2018	212,000	227,764	227,122
Regions Financial Corp.	3.20	2/8/2021	1,130,000	1,163,829	1,145,989
Sumitomo Mitsui Financial Group, Inc.+	2.06	7/14/2021	582,000	577,600	562,905
SVB Financial Group	5.38	9/15/2020	200,000	217,913	216,704
Turkiye Garanti Bankasi AS+^	4.75	10/17/2019	325,000	334,868	323,131

Total Commercial Banks			16,099,000	16,278,820	16,186,202

Construction Materials — 1.3%*:
Holcim US Finance Sarl & Cie SCS+^	6.00	12/30/2019	1,210,000	1,330,008	1,325,668
James Hardie International Finance Ltd.+^	5.88	2/15/2023	650,000	688,193	672,750
Masco Corp.	3.50	4/1/2021	380,000	383,570	380,950
Masco Corp.	7.13	3/15/2020	715,000	809,782	804,375

Total Construction Materials			2,955,000	3,211,553	3,183,743

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Diversified Financial Services — 2.6%*:
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust+	2.75%	5/15/2017	415,000	$414,714	$415,519
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust	3.95	2/1/2022	380,000	379,358	383,325
Air Lease Corp.	2.13	1/15/2018	530,000	527,436	530,943
Air Lease Corp.	2.13	1/15/2020	400,000	398,675	394,031
Air Lease Corp.	2.63	9/4/2018	125,000	124,651	125,872
Air Lease Corp.	3.38	1/15/2019	200,000	203,137	203,391
Ally Financial, Inc.	4.75	9/10/2018	1,355,000	1,387,136	1,395,650
BGC Partners, Inc.	5.13	5/27/2021	770,000	782,168	792,369
Icahn Enterprises LP/Icahn Enterprises Finance Corp.	3.50	3/15/2017	1,100,000	1,100,687	1,102,062
International Lease Finance Corp.	3.88	4/15/2018	350,000	351,037	356,562
Lazard Group LLC	4.25	11/14/2020	715,000	749,520	748,432

Total Diversified Financial Services			6,340,000	6,418,519	6,448,156

Electric — 1.7%*:
Ameren Corp.	2.70	11/15/2020	560,000	567,574	563,006
Duke Energy Corp.	1.80	9/1/2021	610,000	594,454	587,615
EDP Finance BV+^	4.13	1/15/2020	1,060,000	1,087,782	1,083,235
EDP Finance BV+^	4.90	10/1/2019	89,000	93,135	93,262
Entergy Texas, Inc.	2.55	6/1/2021	170,000	169,722	169,436
Entergy Texas, Inc.	7.13	2/1/2019	300,000	329,275	330,148
IPALCO Enterprises, Inc.	5.00	5/1/2018	150,000	154,733	154,875
Israel Electric Corp. Ltd.+^	7.25	1/15/2019	320,000	350,944	345,565
Majapahit Holding B.V.+^	7.75	1/20/2020	300,000	338,919	336,750
Southern Co. (The)	1.85	7/1/2019	130,000	129,980	129,598
Southern Co. (The)	2.35	7/1/2021	440,000	441,549	432,526

Total Electric			4,129,000	4,258,067	4,226,016

Electronics — 0.4%*:
FLIR Systems, Inc.	3.13	6/15/2021	480,000	490,195	481,268
Tech Data Corp.	3.75	9/21/2017	60,000	60,744	60,738
Tyco Electronics Group SA+	2.35	8/1/2019	135,000	134,954	135,402
Tyco Electronics Group SA+	2.38	12/17/2018	200,000	201,572	201,929

Total Electronics			875,000	887,465	879,337

Engineering&Construction — 0.1%*:
SBA Tower Trust^	3.60	4/15/2018	330,000	328,666	331,218

Environmental Control — 0.2%*:
Clean Harbors, Inc.	5.25	8/1/2020	415,000	422,427	424,856

Food — 1.1%*:
Danone SA^+	2.08	11/2/2021	1,310,000	1,310,000	1,272,137
JBS Investments GmbH+^	7.75	10/28/2020	415,000	441,916	440,440

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Food (Continued)
Mondelez International Holdings Netherlands B.V.^	2.00%	10/28/2021	600,000	$585,359	$574,824
Tyson Foods, Inc.	2.65	8/15/2019	335,000	337,266	338,193

Total Food			2,660,000	2,674,541	2,625,594

Forestry and Paper Products — 0.4%*:
Sappi Papier Holding GmbH+^	7.75	7/15/2017	960,000	979,954	972,000

Hand/Machine Tools — 0.4%*:
Stanley Black & Decker, Inc.	1.62	11/17/2018	315,000	315,000	313,061
Stanley Black & Decker, Inc.	2.45	11/17/2018	700,000	708,724	705,998

Total Hand/Machine Tools			1,015,000	1,023,724	1,019,059

Healthcare-Products — 0.8%*:
Abbott Laboratories	2.35	11/22/2019	600,000	599,433	600,707
Abbott Laboratories	2.90	11/30/2021	610,000	608,942	608,262
Boston Scientific Corp.	2.85	5/15/2020	350,000	353,522	355,220
Zimmer Biomet Holdings, Inc.	2.00	4/1/2018	480,000	480,470	480,586

Total Healthcare-Products			2,040,000	2,042,367	2,044,775

Healthcare-Services — 2.0%*:
Aetna, Inc.	1.90	6/7/2019	690,000	691,547	688,418
Anthem, Inc.	1.88	1/15/2018	250,000	250,048	250,110
Cigna Corp.	4.00	2/15/2022	442,000	473,602	461,768
Cigna Corp.	4.50	3/15/2021	580,000	625,627	616,472
HCA, Inc.	3.75	3/15/2019	1,130,000	1,150,942	1,161,075
Humana, Inc.	6.30	8/1/2018	150,000	159,785	160,607
Laboratory Corp. of America Holdings	2.63	2/1/2020	520,000	521,437	519,490
UnitedHealth Group, Inc.	1.70	2/15/2019	1,150,000	1,154,575	1,146,543

Total Healthcare-Services			4,912,000	5,027,563	5,004,483

Home Builders — 0.5%*:
Lennar Corp.	4.50	6/15/2019	150,000	152,888	154,875
Lennar Corp.	4.50	11/15/2019	850,000	878,292	882,937
Lennar Corp.	4.75	4/1/2021	140,000	140,000	144,550

Total Home Builders			1,140,000	1,171,180	1,182,362

Housewares — 0.4%*:
Newell Brands, Inc.	2.60	3/29/2019	910,000	919,385	919,985

Insurance — 2.1%*:
American International Group, Inc.	3.30	3/1/2021	700,000	699,458	716,998
CNA Financial Corp.	5.75	8/15/2021	341,000	374,447	380,930
Lincoln National Corp.	4.20	3/15/2022	350,000	376,809	370,458
Lincoln National Corp.	6.25	2/15/2020	300,000	328,045	331,325

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Insurance (Continued)
Reinsurance Group of America, Inc.	5.63%	3/15/2017	450,000	$453,415	$453,660
TIAA Asset Management Finance Co. LLC^	2.95	11/1/2019	1,145,000	1,162,842	1,164,764
Trinity Acquisition PLC	3.50	9/15/2021	600,000	602,189	605,855
Unum Group	3.00	5/15/2021	120,000	119,770	119,650
Willis Towers Watson PLC	5.75	3/15/2021	370,000	404,164	404,309
XLIT Ltd.+	5.75	10/1/2021	585,000	661,850	650,129

Total Insurance			4,961,000	5,182,989	5,198,078

Internet — 0.5%*:
Alibaba Group Holding Ltd.+	2.50	11/28/2019	250,000	248,631	251,124
Expedia, Inc.	7.46	8/15/2018	999,000	1,081,462	1,080,466

Total Internet			1,249,000	1,330,093	1,331,590

Investment Company Security — 0.3%*:
Ares Capital Corp.	3.88	1/15/2020	317,000	326,703	321,430
Ares Capital Corp.	4.88	11/30/2018	200,000	206,039	207,299
FS Investment Corp.	4.00	7/15/2019	335,000	337,920	335,863

Total Investment Company Security			852,000	870,662	864,592

IT Services — 0.7%*:
Diamond 1 Finance Corp./Diamond 2 Finance Corp.^	3.48	6/1/2019	405,000	407,044	413,426
Diamond 1 Finance Corp./Diamond 2 Finance Corp.^	4.42	6/15/2021	370,000	378,696	382,856
Leidos Holdings, Inc.	4.45	12/1/2020	975,000	989,831	1,004,348

Total IT Services			1,750,000	1,775,571	1,800,630

Leisure Time — 0.4%*:
Brunswick Corp.^	4.63	5/15/2021	1,111,000	1,137,568	1,123,499

Lodging — 0.4%*:
Marriott International, Inc.	2.30	1/15/2022	300,000	298,877	291,014
Marriott International, Inc.	2.88	3/1/2021	605,000	614,028	607,728

Total Lodging			905,000	912,905	898,742

Machinery-Diversified — 0.5%*:
CNH Industrial Capital LLC	3.38	7/15/2019	885,000	897,096	887,212
CNH Industrial Capital LLC	3.88	10/15/2021	260,000	258,459	255,775

Total Machinery-Diversified			1,145,000	1,155,555	1,142,987

Media — 0.9%*:
Charter Communications Operating LLC/Charter Communications Operating Capital	3.58	7/23/2020	575,000	582,873	586,635
Sirius XM Radio, Inc.^	4.25	5/15/2020	625,000	631,399	634,375
Sirius XM Radio, Inc.^	5.75	8/1/2021	200,000	206,193	208,250

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Media (Continued)
Viacom, Inc.	2.25%	2/4/2022	80,000	$79,764	$75,179
Viacom, Inc.	2.75	12/15/2019	275,000	281,502	274,641
Viacom, Inc.	6.13	10/5/2017	400,000	409,874	411,444

Total Media			2,155,000	2,191,605	2,190,524

Mining — 0.5%*:
Glencore Canada Corp.+	5.50	6/15/2017	696,000	705,339	707,162
Glencore Finance Canada Ltd.+^	2.70	10/25/2017	430,000	430,762	433,290

Total Mining			1,126,000	1,136,101	1,140,452

Office/Business Equip — 0.6%*:
Pitney Bowes, Inc.	3.38	10/1/2021	1,225,000	1,222,127	1,189,333
Pitney Bowes, Inc.	4.75	5/15/2018	200,000	206,687	205,928

Total Office/Business Equip			1,425,000	1,428,814	1,395,261

Packaging and Containers — 0.5%*:
Graphic Packaging International, Inc.	4.75	4/15/2021	1,086,000	1,143,398	1,140,300

Pharmaceuticals — 1.8%*:
AbbVie, Inc.	1.80	5/14/2018	1,020,000	1,022,539	1,020,766
Actavis Funding SCS+	2.35	3/12/2018	335,000	336,039	336,937
Baxalta, Inc.	2.00	6/22/2018	705,000	704,596	705,037
Express Scripts Holding Co.	3.30	2/25/2021	835,000	842,078	850,671
Express Scripts Holding Co.	4.75	11/15/2021	250,000	279,502	268,518
Shire Acquisitions Investments Ireland DAC	2.40	9/23/2021	290,000	289,703	280,136
Teva Pharmaceutical Finance Netherlands III B.V.+	2.20	7/21/2021	1,140,000	1,139,942	1,090,623

Total Pharmaceuticals			4,575,000	4,614,399	4,552,688

Real Estate Investment Trusts — 1.8%*:
American Tower Corp.	2.25	1/15/2022	330,000	329,553	316,097
American Tower Corp.	3.30	2/15/2021	530,000	538,172	536,037
American Tower Corp.	4.50	1/15/2018	300,000	307,246	307,918
Crown Castle International Corp.	3.40	2/15/2021	732,000	758,553	742,798
DDR Corp.	4.75	4/15/2018	445,000	457,934	457,666
DDR Corp. MTN	7.50	7/15/2018	31,000	33,375	33,397
Digital Realty Trust LP	3.40	10/1/2020	385,000	388,869	392,273
Duke Realty LP	3.88	2/15/2021	100,000	102,998	104,217
Duke Realty LP	6.50	1/15/2018	140,000	146,103	146,566
Highwoods Realty LP	7.50	4/15/2018	370,000	394,314	394,750
Simon Property Group LP	2.35	1/30/2022	705,000	702,732	695,530
Weyerhaeuser Co.	7.38	10/1/2019	315,000	350,894	353,615

Total REITS			4,383,000	4,510,743	4,480,864

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Retail — 1.3%*:
AutoNation, Inc.	3.35%		1/15/2021	355,000	$356,056	$356,717
CVS Health Corp.	2.13		6/1/2021	805,000	805,336	789,338
Dollar Tree, Inc.	5.75		3/1/2023	1,090,000	1,151,050	1,154,114
Home Depot, Inc. (The)	2.00		4/1/2021	575,000	578,376	569,418
QVC, Inc.	3.13		4/1/2019	297,000	303,147	300,090

Total Retail				3,122,000	3,193,965	3,169,677

Semiconductors — 0.7%*:
Analog Devices, Inc.	2.50		12/5/2021	250,000	248,999	247,706
KLA-Tencor Corp.	2.38		11/1/2017	390,000	391,184	392,336
KLA-Tencor Corp.	3.38		11/1/2019	200,000	203,853	204,752
NXP BV/NXP Funding LLC^	4.13		6/1/2021	770,000	784,772	795,025

Total Semiconductors				1,610,000	1,628,808	1,639,819

Telecommunications — 0.1%*:
Verizon Communications, Inc.	1.75		8/15/2021	290,000	288,836	278,197

Transportation — 1.3%*:
Asciano Finance Ltd.+^	5.00		4/7/2018	550,000	563,283	565,073
Penske Truck Leasing Co. LP/PTL Finance Corp.^	3.05		1/9/2020	470,000	477,663	475,137
PT Penske Truck Leasing Co. LP/L Finance Corp.^	2.50		6/15/2019	285,000	281,702	285,690
PT Penske Truck Leasing Co. LP/L Finance Corp.^	3.20		7/15/2020	135,000	134,930	136,497
PT Penske Truck Leasing Co. LP/L Finance Corp.^	3.30		4/1/2021	240,000	247,014	242,697
Ryder System, Inc.	2.25		9/1/2021	475,000	472,590	463,876
Ryder System, Inc.	2.45		9/3/2019	200,000	203,638	201,108
Ryder System, Inc.	2.50		3/1/2018	250,000	250,490	251,814
Ryder System, Inc.	2.55		6/1/2019	185,000	184,694	186,392
Ryder System, Inc.	2.88		9/1/2020	200,000	198,389	202,175
TTX Co.^	2.25		2/1/2019	250,000	249,776	249,856

Total Transportation				3,240,000	3,264,169	3,260,315

Trucking and Leasing — 0.7%*:
Aviation Capital Group Corp.^	2.88		9/17/2018	955,000	959,949	966,937
Aviation Capital Group Corp.^	6.75		4/6/2021	200,000	219,338	231,000
GATX Corp.	2.60		3/30/2020	575,000	566,531	567,910

Total Trucking and Leasing				1,730,000	1,745,818	1,765,847

Total Corporate Bonds				103,188,000	105,410,531	104,973,075

Mortgage-Backed Securities — 3.1%*:
Banc of America Commercial Mortgage Trust 2007-4 AM	5.81	#	2/10/2051	255,000	272,333	259,694

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Mortgage-Backed Securities (Continued)
Banc of America Commercial Mortgage Trust 2008-1 A1A	6.19	# %	2/10/2051	632,747	$661,173	$649,913
Banc of America Commercial Mortgage Trust 2008-1 A4	6.24	#	2/10/2051	181,398	197,147	186,084
Bear Stearns Commercial Mortgage Securities Trust 2007-PWR17 AM	5.89	#	6/11/2050	160,000	171,689	163,452
COMM Mortgage Trust 2007-C9 AM	5.65	#	12/10/2049	100,000	106,541	101,212
Fannie Mae Connecticut Avenue Securities CAS 2015-C03 1M1	2.26	#	7/25/2025	50,411	50,429	50,505
Fannie Mae Connecticut Avenue Securities CAS 2015-C04 1M1	2.36	#	4/25/2028	65,194	65,194	65,317
Fannie Mae Connecticut Avenue Securities CAS 2016-C04 1M1	2.21	#	1/25/2029	693,046	695,663	695,802
Fannie Mae Connecticut Avenue Securities CAS 2016-C05 2M1	2.11	#	1/25/2029	738,649	740,684	740,296
Fannie Mae Connecticut Avenue Securities CAS 2016-C06 1M1	2.06	#	4/25/2029	564,606	564,606	567,380
Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA1 M1	2.21	#	7/25/2028	170,776	170,776	171,231
JPMorgan Chase Commercial Mortgage Securities Trust 2006-LDP7 AM	5.93	#	4/17/2045	17,843	18,511	17,816
JPMorgan Chase Commercial Mortgage Securities Trust 2007-CIBC18 AM	5.47	#	6/12/2047	700,000	717,031	704,375
JPMorgan Chase Commercial Mortgage Securities Trust 2007-CIBC20 A4	5.79	#	2/12/2051	176,965	184,034	179,680
JPMorgan Chase Commercial Mortgage Securities Trust 2007-CIBC20 AM	5.96	#	2/12/2051	210,000	228,020	215,055
ML-CFC Commercial Mortgage Trust 2007-9 AM	5.86	#	9/12/2049	450,000	467,713	461,857
Morgan Stanley Capital I Trust 2008-TOP29 A4	6.28	#	1/11/2043	183,666	200,776	190,287
New Residential Mortgage Loan Trust 2016-4A A1^	3.75	#	11/25/2056	596,021	614,042	614,340
Shellpoint Co-Originator Trust 2016-1 2A3^	3.00	#	10/25/2031	1,064,720	1,076,298	1,070,959
Velocity Commercial Capital Loan Trust 2016-2 AFX	3.00	#	10/25/2046	490,083	490,083	490,083
Wachovia Bank Commercial Mortgage Trust 2007-C33 A1A	5.97	#	2/15/2051	193,699	208,216	196,845

Total Mortgage-Backed Securities				7,694,824	7,900,959	7,792,183

U.S. Treasury & Government Agencies — 20.6%*:
Education Loan Asset-Backed Trust I 2013-1 A1^	1.56	#	6/25/2026	692,899	684,386	685,773
Federal Home Loan Mortgage Corp.	1.15	#	9/15/2042	438,620	436,440	435,195
Federal Home Loan Mortgage Corp.	1.18	#	10/15/2040	490,313	489,854	489,549
Federal Home Loan Mortgage Corp.	3.50		6/15/2042	503,380	529,585	513,975
Federal Home Loan Mortgage Corp.	4.00		3/15/2040	451,472	481,642	473,959

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
U.S. Treasury & Government Agencies (Continued)
Federal Home Loan Mortgage Corp. TBA	4.00%		2/1/2047	1,350,000	$1,404,422	$1,416,076
Federal National Mortgage Association REMICS 2012-111 EC	2.00		12/25/2041	1,168,280	1,171,882	1,128,949
Federal National Mortgage Association REMICS 2015-58 JP	2.50		3/25/2037	90,892	92,813	91,512
Federal National Mortgage Association REMICS 2015-62 VA	4.00		10/25/2026	129,893	139,796	137,453
Federal National Mortgage Association REMICS 2016-62 FA	1.26	#	9/25/2046	929,916	929,916	931,757
Federal National Mortgage Association REMICS 2016-62 FC	1.26	#	9/25/2046	640,397	639,998	636,559
Federal National Mortgage Association REMICS 2016-74 GF	1.26	#	10/25/2046	847,421	847,493	842,059
Federal National Mortgage Association TBA	4.00		1/1/2047	4,325,000	4,557,469	4,546,656
Goal Capital Funding Trust 2010-1 A^	1.63	#	8/25/2048	117,816	113,002	114,038
Higher Education Funding I 2004-1 B1^	0.35	#	1/1/2044	950,000	824,324	820,192
Navient Student Loan Trust 2015-2 A3	1.33	#	11/26/2040	500,000	492,544	493,245
Navient Student Loan Trust 2016-5A A^	2.01	#	6/25/2065	1,232,701	1,238,167	1,250,775
Nelnet Student Loan Trust 2006-2 A6	1.00	#	4/25/2031	280,000	273,794	274,647
Nelnet Student Loan Trust 2014-6A A^	1.41	#	11/25/2052	416,202	403,090	404,595
NorthStar Student Loan Trust III 2016-1 A^	2.01	#	5/27/2036	296,588	283,348	284,177
PHEAA Student Loan Trust 2016-2A A^	1.50	#	11/25/2065	870,000	870,000	869,889
SLM Student Loan Trust 2003-12 A5^	1.24	#	9/15/2022	70,461	70,010	70,304
SMB Private Education Loan Trust 2016-C^	1.80	#	9/15/2034	280,000	280,000	280,006
U.S. Treasury Note	0.13		4/15/2021	2,345,724	2,360,895	2,359,950
U.S. Treasury Note	0.63		6/30/2018	3,700,000	3,692,243	3,676,731
U.S. Treasury Note	0.75		10/31/2018	2,700,000	2,677,555	2,680,592
U.S. Treasury Note	0.88		7/15/2018	13,000,000	13,036,901	12,958,361
U.S. Treasury Note``	0.88		7/31/2019	8,600,000	8,590,165	8,500,223
U.S. Treasury Note	1.75		10/31/2018	3,660,000	3,708,307	3,699,030

Total U.S. Treasury & Government Agencies				51,077,975	51,320,041	51,066,227

Total Fixed Income				240,753,573	242,940,239	242,171,458

Short-Term Investments — 3.6%*:

Bank Deposit — 0.8%*:
State Street Bank & Trust Co. Euro Time Deposit	0.01		1/3/2017	2,119,459	2,119,459	2,119,459

Commercial Paper — 2.8%*:

Chemicals, Plastics and Rubber — 1.2%*:
ONEOK Partners LP	Zero Coupon		1/5/2017	3,000,000	2,999,600	2,999,600

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Commercial Paper (Continued)

Electric Utilities — 1.6%*:
Edison International	Zero Coupon	1/3/2017	4,000,000	$3,999,805	$3,999,805

Total Commercial Paper			7,000,000	6,999,405	6,999,405

Total Short-Term Investments			9,119,459	9,118,864	9,118,864

Total Investments			249,873,032	252,059,103	251,290,322

Other assets and liabilities — (1.2%)*					(3,073,844)

Net Assets — 100.0%					$248,216,478

MTN	Medium Term Note
OTC	Over the Counter
TBA	To Be Announced: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement.

‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
+	Foreign security.

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	91.7%
Switzerland	1.1%
Other (Individually less than 1%)	7.2%

Total	100.0%

^	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
#	Variable rate security. The interest rate shown is the rate in effect at December 31, 2016.
``	Security has been fully or partially segregated to cover margin requirements for open futures contracts as of December 31, 2016.

A summary of outstanding derivatives at December 31, 2016 is as follows:

Forward Foreign Currency Exchange Contracts to Buy

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED DEPRECIATION
3/15/17	JPMorgan Chase Bank N.A.	CNH	29,376,600	4,133,895	4,389,630	$(255,735)

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION
3/15/17	JPMorgan Chase Bank N.A.	CNH	29,376,600	4,133,895	4,400,000	$266,105

Currency Legend

CNH	–	Chinese Yuan Renminbi

Futures

TYPE	EXPIRATION DATE	CONTRACTS	POSITION	FAIR VALUE	UNREALIZED DEPRECIATION
Long Future
U.S. 2-Year Treasury Note	03/31/17	311	Long	$67,389,812	$(23,512)

TYPE	EXPIRATION DATE	CONTRACTS	POSITION	FAIR VALUE	UNREALIZED APPRECIATION
Short Futures
U.S. 10-Year Treasury Note	03/22/17	73	Short	$9,072,531	$11,802
U.S. 10-Year Ultra Bond	03/22/17	13	Short	1,742,812	10,723
U.S. 5-Year Treasury Note	03/31/17	121	Short	14,237,352	52,134
U.S. Long Bond	03/22/17	4	Short	602,625	2,707

Total Short Futures					$77,366

OTC Credit Default Swaps — Sell Protection(1) (2)

REFERENCE OBLIGATION	FIIXED-DEAL RECEIVED RATE	MATURITY DATE	COUNTERPARTY	ORIGINAL NOTIONAL AMOUNT	CURRENT NOTIONAL AMOUNT(3)	UPFRONT PREMIUMS PAID/ (RECEIVED)	FAIR VALUE(4)	UNREALIZED APPRECIATION (DEPRECIATION)
CMBX.NA. BBB-.6†	3.00%	11/17/2045	JPMorgan Chase Bank N.A.	230,000	230,000	$543	$(13,079)	$(13,622)
CMBX.NA. BBB-.6†	3.00%	5/11/2063	Goldman Sachs & Co.	290,000	290,000	(22,114)	(16,490)	5,624

Total OTC Credit Default Swap						(21,571)	(29,569)	(7,998)

Centrally Cleared Credit Default Swaps — Buy Protection

REFERENCE OBLIGATION	FIXED-DEAL RECEIVED RATE	MATURITY DATE	ORIGINAL NOTIONAL AMOUNT	CURRENT NOTIONAL AMOUNT(3)	UPFRONT PREMIUMS PAID/ (RECEIVED)	FAIR VALUE(4)	UNREALIZED APPRECIATION
CDX.NA.JG.26in	1.00%	12/20/2021	1,530,000	1,530,000	$(24,552)	$(22,966)	1,586

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Represents an investment grade index of single name credit default swaps (CDS). All of the companies underlying the single name CDS within the index are rated investment grade or higher. Rating represents a weighted average of the credit ratings of all the companies underlying the single name CDS within the index.
(3)	The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit event as defined under the terms of that particular swap agreement.
(4)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the expected amount paid or received for the credit derivative if the amount of the swap agreement was closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreements.
†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS

December 31, 2016 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 84.5%*:

Asset-Backed Securities — 23.6%*:

CDO/CLO — 4.5%*:
ALM VII Ltd. 2012-7A A1R^	2.33	#%	10/15/2028	250,000	$250,000	$250,744
ALM XIV Ltd. 2014-14A A1^	2.32	#	7/28/2026	250,000	249,428	249,999
Carlyle Global Market Strategies CLO Ltd. 2014-4A A1^	2.38	#	10/15/2026	250,000	250,000	250,165
LCM XXIII Ltd. 23A A1^+	2.51	#	10/20/2029	250,000	250,000	249,998
Madison Park Funding XIV Ltd. 2014-14A A2^	2.33	#	7/20/2026	250,000	249,856	250,052

Total CDO/CLO				1,250,000	1,249,284	1,250,958

Other Asset-Backed Securities — 19.1%*:
Access Group, Inc. 2006-1 B	1.38	#	8/25/2037	74,364	64,979	66,501
Access Group, Inc. 2015-1 A^	1.46	#	7/25/2056	75,127	73,472	74,245
Access Group, Inc. 2015-1 B^	2.26	#	7/25/2058	100,000	86,323	82,798
American Credit Acceptance Receivables Trust 2016-1A^	2.37		5/12/2020	12,728	12,728	12,757
Arbys Funding LLC 2015-1A A2^	4.97		10/30/2045	39,600	39,600	40,021
Argent Securities, Inc. Asset-Backed Pass-Through Certificates Series 2004-W10	1.48	#	10/25/2034	65,905	59,710	63,034
Asset Backed Securities Corp. Home Equity Loan Trust 2005-HE1 M1	1.51	#	3/25/2035	89,919	89,376	90,986
Citi Held For Asset Issuance 2015-PM1 A^	1.85		12/15/2021	4,517	4,517	4,514
CKE Restaurant Holdings, Inc. 2013-1A A2^	4.47		3/20/2043	122,687	125,612	121,162
CLI Funding VI LLC 2016 1A A^	4.21		2/18/2041	84,797	84,789	83,462
College Loan Corp. Trust I 2005-2 B	1.37	#	1/15/2037	117,657	103,264	99,179
CPS Auto Receivables Trust 2013-A A^	1.31		6/15/2020	50,126	49,967	49,956
Credit Suisse ABS Repackaging Trust 2013-A B^	2.50		1/25/2030	44,123	42,040	41,087
CWABS Asset-Backed Certificates Trust 2005-4 MV5	1.25	#	10/25/2035	60,000	53,794	56,146
DB Master Finance LLC 2015-1A A2I^	3.26		2/20/2045	98,250	98,280	98,379
DB Master Finance LLC 2015-1A A2II^	3.98		2/20/2045	49,125	50,141	49,862
Diamond Resorts Owner Trust 2013-2 A^	2.27		5/20/2026	45,829	45,534	45,586
Diamond Resorts Owner Trust 2015-1 A^	2.73		7/20/2027	41,142	41,139	40,893
Diamond Resorts Owner Trust 2016-1^	3.37		11/20/2028	145,213	145,186	144,327
Domino’s Pizza Master Issuer LLC 2015 1A-A2I^	3.48		10/25/2045	59,400	59,400	58,782
Domino’s Pizza Master Issuer LLC 2015-1A A2II^	4.47		10/25/2045	59,400	59,400	56,500
DRB Prime Student Loan Trust 2015-B^	2.49	#	10/27/2031	70,191	70,063	71,528
DRB Prime Student Loan Trust 2016-R^	3.07		10/25/2044	99,919	99,901	99,919
Drive Auto Receivables Trust 2016-B^	2.56		6/15/2020	20,000	19,999	20,078
Drug Royalty LP 1 2012-1 A1^	6.13	#	7/15/2024	27,564	28,302	27,953
Earnest Student Loan Program LLC 2016-C A1^	2.61	#	10/27/2036	100,630	100,630	100,630
ECMC Group Student Loan Trust 2016-1A A^	2.11	#	7/26/2066	92,847	92,847	92,573
Element Rail Leasing II LLC 2015-1A A1^	2.71		2/19/2045	73,726	71,217	71,938

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
Entegry New Orleans Storm Recovery Funding I LLC 2015-1 A	2.67%		6/1/2027	88,430	$88,411	$89,294
First Franklin Mortgage Loan Trust 2004-FFH4	2.48	#	1/25/2035	50,000	49,813	49,876
First Franklin Mortgage Loan Trust 2005 FF3 M3	1.48	#	4/25/2035	75,037	74,669	74,743
Flagship Credit Auto Trust 2016-2^	3.05		8/16/2021	60,000	59,997	60,388
Flagship Credit Auto Trust 2016-4 B^	2.71		11/15/2022	40,000	39,998	39,538
FNA Trust 2015-1 A^	3.24		12/10/2023	39,055	39,089	38,825
GSAMP Trust 2005-SEA2 A1^	1.11	#	1/25/2045	13,125	12,617	13,031
HERO Funding Trust 2015-1A^	3.84		9/21/2040	133,254	135,749	135,586
J.G. Wentworth XXXV LLC 2015-2A A^	3.87		3/15/2058	49,084	49,046	47,816
Marlette Funding Trust 2016-1A A^	3.06		1/17/2023	73,591	73,689	73,522
Miramax LLC 2014-1A A2^	3.34		7/20/2026	62,280	62,683	61,934
Navient Student Loan Trust 2016-6 A3^	2.06	#	3/25/2066	290,000	290,000	290,003
Nelnet Private Education Loan Trust 2016-A A1B^	3.60		12/26/2040	100,000	99,334	99,883
New Residential Advance Receivables Trust Advance Receivables Backed Notes 2016-T2 AT2^	2.58		10/15/2049	250,000	250,000	247,034
Northstar Education Finance, Inc. 2005-1 A5	1.64	#	10/30/2045	32,324	30,926	30,668
NovaStar Mortgage Funding Trust 2004-4 M5	2.48	#	3/25/2035	100,000	99,969	100,641
NRZ Advance Receivables Trust 2016-T4 AT4^	3.11		12/15/2050	100,000	100,000	100,000
NRZ Advance Receivables Trust Advance Receivables Backed 2016-T3^	2.83		10/16/2051	230,000	230,000	223,923
OneMain Financial Issuance Trust 2014-2A A^	2.47		9/18/2024	78,952	79,206	78,985
OSCAR US Funding Trust V 2016-2A A4^	2.99		12/15/2023	80,000	79,979	78,410
Popular ABS Mortgage Pass-Through Trust 2006-B A3	1.04	#	5/25/2036	56,851	54,559	56,599
Santander Drive Auto Receivables Trust 2014-4 B	1.82		5/15/2019	68,301	68,515	68,363
Sierra Timeshare Receivables Funding LLC 2015-2A B^	3.02		6/20/2032	42,097	42,088	42,364
SLC Private Student Loan Trust 2006-A A5	1.05	#	7/15/2036	52,665	52,360	52,567
SLC Private Student Loan Trust 2006-A C	1.33	#	7/15/2036	140,000	124,624	125,023
SLC Student Loan Trust 2005-1 B	1.10	#	2/15/2045	111,899	95,848	94,520
SLM Student Loan Trust 2002-7 A11	3.03	#	3/15/2028	50,000	49,403	49,991
SLM Student Loan Trust 2003-2	4.16	#	9/15/2028	100,000	99,755	99,547
SLM Student Loan Trust 2003-4 B	1.61	#	6/15/2038	78,415	71,790	68,764
SLM Student Loan Trust 2005-4 B	1.06	#	7/25/2040	107,213	90,883	92,125
SLM Student Loan Trust 2006-5 B	1.09	#	10/25/2040	66,670	57,404	57,479
Sofi Consumer Loan Program 2016-5 LLC^	4.55	#	9/25/2028	100,000	98,187	98,036
SoFi Consumer Loan Program LLC 2016-1A A^	3.26		8/25/2025	83,651	83,643	83,759
SoFi Consumer Loan Program LLC 2016-5 A^	3.06		9/25/2028	160,000	159,460	159,699
SPS Servicer Advance Receivables Trust^	2.75		11/15/2049	100,000	99,985	99,479
Taco Bell Funding LLC 2016-1A A23^	4.97		5/25/2046	69,825	70,458	70,766
Taco Bell Funding LLC 2016-1A A2I^	3.83		5/25/2046	79,800	80,050	80,311

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
Wendys Funding LLC 2015 1A A2I^	3.37%	6/15/2045	128,375	$127,939	$128,179

Total Other Asset-Backed Securities			5,465,680	5,344,336	5,326,467

Total Asset-Backed Securities			6,715,680	6,593,620	6,577,425

Corporate Bonds — 31.3%*:

Advertising — 0.5%*:
S&P Global, Inc.	3.30	8/14/2020	45,000	44,961	45,881
S&P Global, Inc.	4.00	6/15/2025	50,000	50,187	51,369
WPP Finance 2010+	5.63	11/15/2043	35,000	38,184	37,390

Total Advertising			130,000	133,332	134,640

Aerospace/Defense — 0.0%*:
Spirit AeroSystems, Inc.	3.85	6/15/2026	5,000	4,996	4,933

Agriculture — 1.2%*:
Altria Group, Inc.	2.85	8/9/2022	50,000	48,463	50,061
Altria Group, Inc.	4.25	8/9/2042	30,000	26,866	29,524
Bunge Ltd. Finance Corp.	3.25	8/15/2026	25,000	24,977	24,007
Bunge Ltd. Finance Corp.	3.50	11/24/2020	5,000	4,997	5,089
Imperial Tobacco Finance PLC+^	3.75	7/21/2022	200,000	197,366	205,314
Reynolds American, Inc.	4.45	6/12/2025	30,000	30,591	31,674

Total Agriculture			340,000	333,260	345,669

Airlines — 0.1%*:
WestJet Airlines Ltd.+^	3.50	6/16/2021	14,000	13,983	13,994

Auto Manufacturers — 1.1%*:
Ford Motor Co.	7.45	7/16/2031	60,000	75,863	75,303
General Motors Co.	5.20	4/1/2045	35,000	34,583	33,737
General Motors Financial Co., Inc.	3.20	7/6/2021	130,000	129,784	128,915
General Motors Financial Co., Inc.	3.70	5/9/2023	25,000	24,941	24,600
General Motors Financial Co., Inc.	4.30	7/13/2025	50,000	49,683	49,599

Total Auto Manufacturers			300,000	314,854	312,154

Beverages — 0.4%*:
Anheuser-Busch InBev Finance, Inc.+	3.65	2/1/2026	50,000	49,923	50,760
Anheuser-Busch InBev Worldwide, Inc.+	8.20	1/15/2039	35,000	52,158	52,636
Molson Coors Brewing Co.	4.20	7/15/2046	10,000	9,936	9,323

Total Beverages			95,000	112,017	112,719

Biotechnology — 0.4%*:
Amgen, Inc.	5.15	11/15/2041	25,000	26,046	26,429
Celgene Corp.	3.55	8/15/2022	60,000	59,866	61,535
Gilead Sciences, Inc.	4.75	3/1/2046	10,000	9,960	10,347

Total Biotechnology			95,000	95,872	98,311

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Chemicals — 0.9%*:
Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP^	3.40%	12/1/2026	40,000	$39,896	$39,932
LYB International Finance B.V.	5.25	7/15/2043	35,000	35,996	37,630
Monsanto Co.	4.40	7/15/2044	15,000	14,279	14,497
RPM International, Inc.	6.13	10/15/2019	90,000	97,922	98,835
Westlake Chemical Corp.	3.60	7/15/2022	50,000	49,561	49,985

Total Chemicals			230,000	237,654	240,879

Commercial Banks — 4.0%*:
Associated Banc-Corp	2.75	11/15/2019	45,000	45,178	45,116
Associated Banc-Corp	4.25	1/15/2025	70,000	70,019	69,371
Bank of America Corp.	7.63	6/1/2019	120,000	134,690	134,846
Bank of America Corp. MTN	3.95	4/21/2025	45,000	43,982	44,797
Bank of America Corp. MTN	4.18	11/25/2027	65,000	65,000	65,042
Bank of America Corp. MTN	4.45	3/3/2026	25,000	25,000	25,763
Bank of America Corp. MTN	5.88	2/7/2042	25,000	28,672	30,216
Bank of Nova Scotia (The)+	4.50	12/16/2025	30,000	30,381	30,819
Citigroup, Inc.	3.88	3/26/2025	60,000	58,502	59,604
Citigroup, Inc.	4.60	3/9/2026	45,000	44,917	46,511
Goldman Sachs Group, Inc. (The)	3.50	11/16/2026	35,000	34,910	34,195
Goldman Sachs Group, Inc. (The)	5.15	5/22/2045	70,000	67,771	73,616
Goldman Sachs Group, Inc. (The)	5.95	1/15/2027	57,000	63,689	64,961
JPMorgan Chase & Co.	3.63	12/1/2027	80,000	79,863	77,615
JPMorgan Chase & Co.	4.50	1/24/2022	25,000	26,501	26,961
JPMorgan Chase & Co.	4.95	6/1/2045	40,000	39,309	42,652
Morgan Stanley	3.95	4/23/2027	100,000	95,060	98,991
Morgan Stanley MTN	6.63	4/1/2018	110,000	116,394	116,328
SVB Financial Group	3.50	1/29/2025	40,000	39,147	38,541

Total Commercial Banks			1,087,000	1,108,985	1,125,945

Commercial Services — 0.3%*:
ERAC USA Finance LLC^	4.20	11/1/2046	70,000	69,468	63,968
ERAC USA Finance LLC^	5.63	3/15/2042	20,000	21,538	22,045

Total Commercial Services			90,000	91,006	86,013

Construction Materials — 0.4%*:
Masco Corp.	3.50	4/1/2021	48,000	47,859	48,120
Owens Corning	4.20	12/1/2024	50,000	49,385	51,219

Total Construction Materials			98,000	97,244	99,339

Distribution/Wholesale — 0.2%*:
Ingram Micro, Inc.	5.45	12/15/2024	45,000	46,195	42,344

Diversified Financial Services — 2.4%*:
Affiliated Managers Group, Inc.	4.25	2/15/2024	50,000	51,328	50,261

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Diversified Financial Services (Continued)
Air Lease Corp.	2.63%	9/4/2018	110,000	$109,692	$110,767
Air Lease Corp.	3.38	1/15/2019	25,000	25,407	25,424
Air Lease Corp.	3.38	6/1/2021	5,000	4,959	5,069
Brookfield Finance, Inc.+	4.25	6/2/2026	60,000	59,449	59,430
Discover Financial Services	3.75	3/4/2025	30,000	28,929	29,330
General Electric Co. MTN	6.88	1/10/2039	35,000	46,754	49,348
International Lease Finance Corp.	6.25	5/15/2019	145,000	156,690	155,875
Lazard Group LLC	3.63	3/1/2027	50,000	49,787	47,381
Lazard Group LLC	4.25	11/14/2020	130,000	135,336	136,079
Legg Mason, Inc.	4.75	3/15/2026	5,000	4,998	5,175

Total Diversified Financial Services			645,000	673,329	674,139

Electric — 1.4%*:
Appalachian Power Co.	6.70	8/15/2037	30,000	37,503	38,443
CMS Energy Corp.	3.88	3/1/2024	50,000	51,261	52,001
Duke Energy Corp.	3.75	9/1/2046	25,000	24,986	22,505
Duke Energy Florida LLC	3.10	8/15/2021	50,000	51,203	51,274
Indianapolis Power & Light Co.^	4.05	5/1/2046	45,000	44,703	42,472
LG&E and KU Energy LLC	4.38	10/1/2021	50,000	53,276	53,213
NiSource Finance Corp.	6.13	3/1/2022	50,000	56,386	57,663
Puget Sound Energy, Inc.	4.30	5/20/2045	30,000	30,659	31,184
Southwestern Public Service Co.	6.00	10/1/2036	30,000	35,595	35,965

Total Electric			360,000	385,572	384,720

Electrical Components and Equipment — 0.2%*:
Legrand France SA+	8.50	2/15/2025	35,000	46,211	45,158

Electronics — 0.3%*:
Agilent Technologies, Inc.	3.88	7/15/2023	50,000	50,534	51,442
Avnet, Inc.	3.75	12/1/2021	10,000	9,978	10,062
FLIR Systems, Inc.	3.13	6/15/2021	25,000	24,985	25,066

Total Electronics			85,000	85,497	86,570

Environmental Control — 0.4%*:
Republic Services, Inc.	4.75	5/15/2023	50,000	53,865	54,608
Waste Management, Inc.	7.00	7/15/2028	50,000	64,556	64,787

Total Environmental Control			100,000	118,421	119,395

Food — 0.1%*:
Kraft Heinz Foods Co.	3.00	6/1/2026	20,000	19,917	18,777

Forestry and Paper Products — 0.6%*:
Celulosa Arauco y Constitucion SA+	4.75	1/11/2022	30,000	31,042	31,210
Domtar Corp.	4.40	4/1/2022	50,000	50,715	51,443
International Paper Co.	9.38	5/15/2019	73,000	83,782	84,776

Total Forestry and Paper Products			153,000	165,539	167,429

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Gas — 0.3%*:
CenterPoint Energy Resources Corp.	4.50%		1/15/2021	25,000	$26,553	$26,230
CenterPoint Energy Resources Corp.	5.85		1/15/2041	20,000	23,387	22,629
Spire, Inc.	4.70		8/15/2044	25,000	25,257	23,511

Total Gas				70,000	75,197	72,370

Healthcare-Products — 0.3%*:
Abbott Laboratories	2.90		11/30/2021	30,000	29,948	29,914
Abbott Laboratories	3.75		11/30/2026	20,000	19,853	19,862
Abbott Laboratories	4.90		11/30/2046	15,000	14,883	15,395
Becton Dickinson and Co.	4.69		12/15/2044	25,000	25,956	25,899

Total Healthcare-Products				90,000	90,640	91,070

Healthcare-Services — 0.3%*:
Aetna, Inc.	2.40		6/15/2021	35,000	34,997	34,842
Aetna, Inc.	3.20		6/15/2026	40,000	39,858	39,571
Aetna, Inc.	4.38		6/15/2046	10,000	9,990	10,041

Total Healthcare-Services				85,000	84,845	84,454

Housewares — 0.3%*:
Newell Rubbermaid, Inc.	3.85		4/1/2023	40,000	39,989	41,492
Newell Rubbermaid, Inc.	3.90		11/1/2025	20,000	19,943	20,183
Toro Co. (The)	7.80		6/15/2027	25,000	31,791	30,370

Total Housewares				85,000	91,723	92,045

Insurance — 2.0%*:
Allstate Corp. (The)	5.75	#	8/15/2053	110,000	116,518	113,729
American International Group, Inc.	3.90		4/1/2026	20,000	19,991	20,352
Arch Capital Finance LLC	4.01		12/15/2026	20,000	20,000	20,288
Arch Capital Group US, Inc.	5.14		11/1/2043	25,000	25,308	26,396
Brown & Brown, Inc.	4.20		9/15/2024	13,000	13,082	13,096
Liberty Mutual Group, Inc.^	4.25		6/15/2023	50,000	51,423	52,349
Marsh & McLennan Cos., Inc.	5.88		8/1/2033	20,000	23,094	23,707
Prudential Financial, Inc.	8.88	#	6/15/2068	100,000	117,116	108,000
Reinsurance Group of America, Inc.	3.95		9/15/2026	40,000	39,999	39,573
Trinity Acquisition PLC+	4.40		3/15/2026	5,000	4,980	5,061
Unum Group	3.00		5/15/2021	20,000	19,962	19,942
Unum Group	4.00		3/15/2024	30,000	30,787	30,122
Willis North America, Inc.+	7.00		9/29/2019	50,000	54,734	55,629
XLIT Ltd.+	5.50		3/31/2045	30,000	28,774	28,466

Total Insurance				533,000	565,768	556,710

Internet — 1.0%*:
Baidu, Inc.+	2.25		11/28/2017	200,000	200,465	200,482
Expedia, Inc.	5.00		2/15/2026	40,000	39,829	41,236
Expedia, Inc.	7.46		8/15/2018	45,000	48,554	48,670

Total Internet				285,000	288,848	290,388

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Investment Company Security — 0.2%*:
Ares Capital Corp.	3.88%	1/15/2020	30,000	$30,514	$30,419
FS Investment Corp.	4.00	7/15/2019	30,000	30,398	30,077

Total Investment Company Security			60,000	60,912	60,496

Iron/Steel — 0.1%*:
Vale Overseas Ltd.+	6.88	11/21/2036	15,000	14,988	14,775

IT Services — 0.3%*:
Diamond 1 Finance Corp./Diamond 2 Finance Corp.^	4.42	6/15/2021	45,000	44,988	46,564
Leidos Holdings, Inc.	4.45	12/1/2020	50,000	50,322	51,505

Total IT Services			95,000	95,310	98,069

Lodging — 0.4%*:
Wyndham Worldwide Corp.	5.63	3/1/2021	90,000	97,015	98,683

Machinery-Diversified — 0.0%*:
Xylem, Inc.	3.25	11/1/2026	10,000	9,980	9,711

Media — 0.5%*:
Comcast Corp.	3.40	7/15/2046	20,000	19,827	17,466
Discovery Communications LLC	4.88	4/1/2043	25,000	22,770	23,102
Time Warner Cable, Inc.	4.50	9/15/2042	60,000	49,331	54,339
Time Warner Cable, Inc.	5.50	9/1/2041	35,000	32,653	35,582
Viacom, Inc.	2.25	2/4/2022	15,000	14,956	14,096

Total Media			155,000	139,537	144,585

Medical Equipment and Devices Manufacturing — 0.1%*:
St. Jude Medical, Inc.	2.80	9/15/2020	40,000	39,986	40,224

Miscellaneous Manufacturing — 0.4%*:
Carlisle Cos., Inc.	3.75	11/15/2022	50,000	50,170	49,713
Textron, Inc.	4.30	3/1/2024	50,000	51,239	51,863

Total Miscellaneous Manufacturing			100,000	101,409	101,576

Office/Business Equip — 0.4%*:
Pitney Bowes, Inc.	3.38	10/1/2021	115,000	114,699	111,652

Oil and Gas — 1.2%*:
Anadarko Petroleum Corp.	5.55	3/15/2026	20,000	19,942	22,385
Nabors Industries, Inc.^	5.50	1/15/2023	10,000	10,000	10,413
Newfield Exploration Co.	5.38	1/1/2026	140,000	139,869	142,744
Petroleos Mexicanos+	5.50	1/21/2021	55,000	58,838	56,581
Petroleos Mexicanos^+	6.50	3/13/2027	15,000	14,865	15,472
Phillips 66	4.65	11/15/2034	30,000	29,843	31,228
Pioneer Natural Resources Co.	7.50	1/15/2020	50,000	56,181	56,839

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Oil and Gas (Continued)
Rowan Cos., Inc.	4.88%	6/1/2022	8,000	$7,986	$7,560

Total Oil and Gas			328,000	337,524	343,222

Oil and Gas Services — 0.5%*:
Schlumberger Holdings Corp.^	4.00	12/21/2025	25,000	24,985	26,200
SESI LLC	7.13	12/15/2021	32,000	33,543	32,560
Weatherford International Ltd.	5.95	4/15/2042	30,000	25,152	22,650
Weatherford International Ltd.	6.00	3/15/2018	50,000	51,371	49,500

Total Oil and Gas Services			137,000	135,051	130,910

Packaging and Containers — 0.4%*:
Brambles USA, Inc.+^	4.13	10/23/2025	10,000	9,978	10,181
Brambles USA, Inc.+^	5.35	4/1/2020	50,000	53,709	53,916
Sonoco Products Co.	4.38	11/1/2021	41,000	43,161	43,219

Total Packaging and Containers			101,000	106,848	107,316

Pharmaceuticals — 2.2%*:
AbbVie, Inc.	3.20	5/14/2026	60,000	59,783	57,085
AbbVie, Inc.	4.50	5/14/2035	30,000	29,821	29,476
Actavis Funding SCS+	3.45	3/15/2022	50,000	49,756	50,750
Allergan, Inc.	2.80	3/15/2023	50,000	46,786	47,877
AstraZeneca PLC+	6.45	9/15/2037	35,000	44,781	45,279
Express Scripts Holding Co.	3.00	7/15/2023	60,000	59,950	58,081
Express Scripts Holding Co.	3.30	2/25/2021	10,000	9,982	10,188
Express Scripts Holding Co.	4.80	7/15/2046	25,000	24,957	23,936
McKesson Corp.	6.00	3/1/2041	50,000	55,843	57,850
Mylan NV+^	3.95	6/15/2026	25,000	24,817	23,396
Mylan NV+^	5.25	6/15/2046	40,000	39,994	36,892
Mylan, Inc.	2.55	3/28/2019	60,000	59,751	59,871
Shire Acquisitions Investments Ireland DAC+	2.88	9/23/2023	100,000	99,987	95,045
Teva Pharmaceutical Finance Netherlands III B.V.+	4.10	10/1/2046	10,000	9,917	8,568

Total Pharmaceuticals			605,000	616,125	604,294

Pipelines — 0.9%*:
Energy Transfer Partners LP	4.75	1/15/2026	30,000	29,829	31,015
EnLink Midstream Partners LP	4.85	7/15/2026	10,000	9,986	10,087
Enterprise Products Operating LLC	5.95	2/1/2041	25,000	26,706	28,223
Kinder Morgan Energy Partners LP MTN	6.95	1/15/2038	30,000	32,016	34,799
Kinder Morgan, Inc.	3.05	12/1/2019	35,000	35,091	35,503
MPLX LP	4.00	2/15/2025	77,000	75,563	74,845
Phillips 66 Partners LP	4.90	10/1/2046	15,000	14,896	14,404
Plains All American Pipeline LP/PAA Finance Corp.	4.50	12/15/2026	30,000	29,916	30,433

Total Pipelines			252,000	254,003	259,309

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Real Estate — 0.1%*:
Prologis LP	3.35%	2/1/2021	25,000	$25,417	$25,726

Real Estate Investment Trusts — 1.0%*:
American Tower Corp.	3.45	9/15/2021	80,000	80,054	81,035
Brandywine Operating Partnership LP	4.95	4/15/2018	40,000	41,262	41,349
CubeSmart LP	3.13	9/1/2026	45,000	44,784	42,410
DDR Corp.	4.75	4/15/2018	3,000	3,095	3,085
Digital Realty Trust LP	3.40	10/1/2020	20,000	19,966	20,378
Digital Realty Trust LP	3.95	7/1/2022	35,000	35,204	35,966
Host Hotels & Resorts LP	4.75	3/1/2023	50,000	52,115	52,078
Weingarten Realty Investors	3.25	8/15/2026	10,000	9,918	9,434

Total REITS			283,000	286,398	285,735

Retail — 2.0%*:
Advance Auto Parts, Inc.	4.50	12/1/2023	65,000	70,115	67,213
CVS Health Corp.	2.88	6/1/2026	10,000	9,918	9,532
CVS Health Corp.	3.50	7/20/2022	120,000	119,958	123,299
CVS Pass-Through Trust^	5.93	1/10/2034	30,576	34,946	34,928
El Puerto de Liverpool SAB de CV+^	3.95	10/2/2024	200,000	199,136	190,000
O’Reilly Automotive, Inc.	3.55	3/15/2026	10,000	9,984	9,935
O’Reilly Automotive, Inc.	4.88	1/14/2021	30,000	32,312	32,206
Wal-Mart Stores, Inc.	5.63	4/1/2040	30,000	35,606	37,112
Walgreens Boots Alliance, Inc.	2.70	11/18/2019	25,000	25,142	25,332
Walgreens Boots Alliance, Inc.	3.80	11/18/2024	35,000	34,625	35,622

Total Retail			555,576	571,742	565,179

Semiconductors — 0.2%*:
Lam Research Corp.	2.75	3/15/2020	50,000	49,937	50,104

Software — 0.2%*:
Broadridge Financial Solutions, Inc.	3.40	6/27/2026	20,000	19,922	19,300
Oracle Corp.	5.38	7/15/2040	35,000	39,004	40,674

Total Software			55,000	58,926	59,974

Telecommunications — 0.8%*:
AT&T, Inc.	3.40	5/15/2025	40,000	38,565	38,553
AT&T, Inc.	6.55	2/15/2039	25,000	28,969	28,943
Telefonaktiebolaget LM Ericsson+	4.13	5/15/2022	30,000	31,148	30,106
Verizon Communications, Inc.	3.50	11/1/2024	35,000	34,436	34,888
Verizon Communications, Inc.	6.55	9/15/2043	75,000	93,720	93,673

Total Telecommunications			205,000	226,838	226,163

Transportation — 0.2%*:
Penske Truck Leasing Co. LP/PTL Finance Corp.^	3.38	2/1/2022	45,000	44,281	45,381

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Trucking and Leasing — 0.1%*:
Aviation Capital Group Corp.^	2.88%		9/17/2018	40,000	$39,896	$40,500

Total Corporate Bonds				8,436,576	8,707,727	8,723,749

Foreign Government — 0.6%*:

Canada — 0.2%*:
Province of Quebec Canada+	2.63		2/13/2023	25,000	25,210	25,062
Province of Quebec Canada+	7.50		9/15/2029	15,000	21,375	21,018

Total Canada				40,000	46,585	46,080

Mexico — 0.4%*:
Mexico Government International Bond+	4.75		3/8/2044	68,000	69,504	61,965
Mexico Government International Bond+	5.55		1/21/2045	60,000	64,663	61,125

Total Mexico				128,000	134,167	123,090

Total Foreign Government				168,000	180,752	169,170

Mortgage-Backed Securities — 2.3%*:
Banc of America Commercial Mortgage Trust 2008-1 A4	6.24	#	2/10/2051	100,777	109,517	103,380
Bear Stearns Commercial Mortgage Securities Trust 2007-PWR17 AM	5.89	#	6/11/2050	85,000	91,210	86,834
GS Mortgage Securities Trust 2015-GC32 B	4.40	#	7/10/2048	100,000	102,880	105,578
JPMorgan Chase Commercial Mortgage Securities Trust 2006-LDP7 AM	5.93	#	4/17/2045	9,733	10,097	9,718
JPMorgan Chase Commercial Mortgage Securities Trust 2007-CIBC20 AM	5.96	#	2/12/2051	110,000	119,439	112,648
Morgan Stanley Capital I Trust 2008-TOP29 A4	6.28	#	1/11/2043	103,811	113,482	107,553
Wachovia Bank Commercial Mortgage Trust 2007-C33 A1A	5.97	#	2/15/2051	105,654	$114,406	$107,370

Total Mortgage-Backed Securities				614,975	661,031	633,081

U.S. Treasury & Government Agencies — 26.7%*:
Federal Home Loan Mortgage Corp.	3.50		11/1/2045	231,822	241,242	238,169
Federal Home Loan Mortgage Corp.	3.50		7/1/2046	59,306	62,744	60,900
Federal Home Loan Mortgage Corp.	3.50		11/1/2046	79,881	84,429	82,000
Federal Home Loan Mortgage Corp.	4.50		8/1/2040	18,652	20,502	20,190
Federal Home Loan Mortgage Corp.	4.50		10/1/2040	26,796	29,304	29,052
Federal Home Loan Mortgage Corp.	4.50		10/1/2041	32,092	35,090	34,634
Federal Home Loan Mortgage Corp.	4.50		1/1/2042	24,879	27,208	26,936
Federal Home Loan Mortgage Corp.	4.50		5/1/2042	131,820	143,878	141,862
Federal Home Loan Mortgage Corp.	4.50		9/1/2043	22,148	24,289	24,072
Federal Home Loan Mortgage Corp. TBA	3.00		1/1/2047	175,000	174,371	173,865
Federal Home Loan Mortgage Corp. TBA	4.00		2/1/2047	350,000	364,109	367,131
Federal National Mortgage Association	3.50		12/1/2028	60,656	64,492	63,515
Federal National Mortgage Association	3.50		11/1/2045	299,785	312,304	308,147

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
U.S. Treasury & Government Agencies (Continued)
Federal National Mortgage Association	3.50%	12/1/2045	102,483	$105,924	$105,422
Federal National Mortgage Association	3.50	1/1/2046	279,528	290,385	287,510
Federal National Mortgage Association	4.00	9/1/2042	70,939	76,672	75,110
Federal National Mortgage Association	4.00	4/1/2046	23,548	25,301	24,792
Federal National Mortgage Association	4.50	9/1/2040	13,986	15,313	15,092
Federal National Mortgage Association	4.50	3/1/2041	20,097	22,103	21,766
Federal National Mortgage Association	4.50	10/1/2042	27,484	30,063	29,729
Federal National Mortgage Association	4.50	11/1/2042	51,262	56,269	55,559
Federal National Mortgage Association	5.00	6/1/2040	13,640	15,185	15,065
Federal National Mortgage Association	5.00	7/1/2040	104,190	115,497	113,802
Federal National Mortgage Association	5.00	2/1/2044	40,036	44,491	43,773
Federal National Mortgage Association TBA	2.50	1/1/2032	1,575,000	1,576,231	1,578,568
Federal National Mortgage Association TBA	3.00	1/1/2047	200,000	205,156	198,844
Federal National Mortgage Association TBA	3.50	1/1/2047	800,000	817,906	820,000
Federal National Mortgage Association TBA	4.00	1/1/2047	350,000	368,813	367,938
Government National Mortgage Association TBA	2.50	1/1/2047	250,000	242,578	242,596
U.S. Treasury Bond	2.50	5/15/2046	305,000	272,682	271,045
U.S. Treasury Bond	3.50	2/15/2039	500,000	577,386	546,797
U.S. Treasury Inflation Indexed Note	0.13	7/15/2026	262,189	256,207	253,594
U.S. Treasury Note	0.75	10/31/2018	150,000	148,904	148,922
U.S. Treasury Note	1.13	9/30/2021	425,000	408,301	409,942
U.S. Treasury Note	1.25	3/31/2021	100,000	97,652	97,691
U.S. Treasury Note	2.00	11/15/2026	155,000	148,298	149,133

Total U.S. Treasury & Government Agencies			7,332,219	7,501,279	7,443,163

Total Fixed Income			23,267,450	23,644,409	23,546,588

			SHARES	COST	FAIR VALUE
Mutual Fund — 8.8%*:
Barings US High Yield Fund			237,389	2,294,646	2,468,842

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Short-Term Investments — 18.4%*:

Bank Deposit — 2.5%*:
State Street Bank & Trust Co. Euro Time Deposit	0.01	1/3/2017	707,678	707,678	707,678

Commercial Paper — 15.9%*:

Auto Manufacturers — 2.2%*:
Ford Motor Credit Co. LLC	Zero Coupon	2/3/2017	625,000	624,364	624,364

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Commercial Paper (Continued)

Electric — 2.3%*:
Molex Electronics Technologies	Zero Coupon	1/25/2017	625,000	$624,521	$624,521

Lodging — 2.3%*:
Marriott International, Inc.	Zero Coupon	1/25/2017	625,000	624,521	624,521

Oil and Gas — 2.2%*:
Sempra Global	Zero Coupon	2/7/2017	625,000	624,229	624,229

Oil and Gas Services — 2.5%*:
Spectra Energy Capital	Zero Coupon	1/5/2017	700,000	699,922	699,922

Pipelines — 2.2%*:
Bell Canada	Zero Coupon	2/28/2017	625,000	623,842	623,842

Retail — 2.2%*:
CVS Corp.	Zero Coupon	2/6/2017	625,000	624,313	624,313

Total Commercial Paper			4,450,000	4,445,712	4,445,712

Total Short-Term Investments			5,157,678	5,153,390	5,153,390

Total Investments			28,662,517	31,092,445	31,168,820

Other assets and liabilities — (11.7%)*					(3,263,383)

Net Assets — 100.0%					$27,905,437

MTN	Medium Term Note
OTC	Over the Counter
TBA	To Be Announced: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement.

‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
+	Foreign security.

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	93.4%
Canada	2.5%
Mexico	1.3%
Other (Individually less than 1%)	2.8%

Total	100.0%

^	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
#	Variable rate security. The interest rate shown is the rate in effect at December 31, 2016.

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

A summary of outstanding derivatives at December 31, 2016 is as follows:

Cross Currency Forward Foreign Currency Exchange Contracts

EXPIRATION DATE	DELIVER/ RECEIVE	COUNTERPARTY	CONTRACT AMOUNT PURCHASED	CONTRACT AMOUNT SOLD	NET UNREALIZED (DEPRECIATION)
1/17/17	EUR/PLN	JPMorgan Chase Bank N.A.	269,273	62,534	$(1,547)

Forward Foreign Currency Exchange Contracts to Buy

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
1/17/17	Citibank N.A.	CHF	13,835	13,598	13,526	$72
2/22/17	Bank of America N.A.	CNH	237,722	33,587	35,270	(1,683)
3/15/17	JPMorgan Chase Bank N.A.	CNH	11,016,225	1,550,210	1,646,111	(95,901)
1/17/17	BNP Paribas S.A.	COP	40,481,560	13,452	13,619	(167)
1/17/17	JPMorgan Chase Bank N.A.	HKD	271,429	35,005	34,957	48
1/17/17	BNP Paribas S.A.	JPY	1,429,125	12,238	12,164	74
1/17/17	JPMorgan Chase Bank N.A.	KRW	15,542,800	12,874	13,582	(708)
1/17/17	JPMorgan Chase Bank N.A.	KZT	11,655,000	34,837	34,482	355
1/17/17	JPMorgan Chase Bank N.A.	MXN	2,166,829	104,331	112,479	(8,148)
1/17/17	BNP Paribas S.A.	MXN	263,770	12,700	13,000	(300)
1/17/17	Bank of America N.A.	MXN	258,050	12,425	13,000	(575)
1/17/17	JPMorgan Chase Bank N.A.	RUB	2,283,896	37,153	35,786	1,367
1/17/17	Citibank N.A.	SEK	288,968	31,748	33,109	(1,361)
1/17/17	Bank of America N.A.	SEK	26,653	2,928	3,000	(72)
1/17/17	JPMorgan Chase Bank N.A.	SGD	49,135	33,926	35,540	(1,614)
1/17/17	JPMorgan Chase Bank N.A.	THB	1,201,294	33,542	33,787	(245)

Net unrealized depreciation on forward foreign exchange contracts to buy						$(108,858)

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
1/17/17	Citibank N.A.	AUD	9	7	7	$—
1/17/17	BNP Paribas S.A.	CAD	47,031	35,035	35,000	(35)
1/17/17	JPMorgan Chase Bank N.A.	CHF	13,835	13,598	14,087	489
2/6/17	Bank of America N.A.	CLP	9,208,500	13,717	14,000	283
2/22/17	JPMorgan Chase Bank N.A.	CNH	237,722	33,588	35,000	1,412
3/15/17	JPMorgan Chase Bank N.A.	CNH	11,016,225	1,550,211	1,650,000	99,789
11/14/17	BNP Paribas S.A.	CNH	487,606	66,789	70,000	3,211
1/17/17	Citibank N.A.	COP	40,481,560	13,451	13,364	(87)
1/17/17	BNP Paribas S.A.	EUR	28,650	30,182	30,000	(182)
1/17/17	Goldman Sachs & Co.	HKD	271,429	35,005	35,008	3
1/17/17	BNP Paribas S.A.	ILS	77,916	20,233	20,479	246

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
1/17/17	BNP Paribas S.A.	JPY	1,429,125	12,238	14,000	$1,762
1/17/17	BNP Paribas S.A.	KRW	15,542,800	12,874	14,000	1,126
1/17/17	JPMorgan Chase Bank N.A.	MXN	299,996	14,445	16,000	1,555
1/17/17	BNP Paribas S.A.	RUB	2,283,896	37,152	34,938	(2,214)

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
1/17/17	JPMorgan Chase Bank N.A.	SGD	49,135	33,925	35,686	$1,761

Net unrealized appreciation on forward foreign exchange contracts to sell						$109,119

Currency Legend

AUD	–	Australian Dollar
CAD	–	Canadian Dollar
CHF	–	Swiss Franc
CLP	–	Chilean Peso
CNH	–	Chinese Yuan Renminbi
COP	–	Colombian Peso
EUR	–	Euro
HKD	–	Hong Kong Dollar
ILS	–	Israeli Shekel
JPY	–	Japanese Yen
KRW	–	South Korean Won
KZT	–	Kazakhstani Tenge
MXN	–	Mexican Peso
PLN	–	Polish Zloty
RUB	–	Russian Ruble
SEK	–	Swedish Krona
SGD	–	Singapore Dollar
THB	–	Thai Baht

Futures

TYPE	EXPIRATION DATE	CONTRACTS	POSITION	FAIR VALUE	UNREALIZED DEPRECIATION
Long Futures
U.S. 2-Year Treasury Note	03/31/17	12	Long	$2,600,250	$(2,129)
U.S. 5-Year Treasury Note	03/31/17	11	Long	1,294,305	(4,934)
U.S. Long Bond	03/22/17	1	Long	150,656	(1,245)
U.S. Ultra Bond	03/22/17	6	Long	961,500	(8,799)

Total Long Futures					$(17,107)

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

TYPE	EXPIRATION DATE	CONTRACTS	POSITION	FAIR VALUE	UNREALIZED APPRECIATION
Short Future
U.S. 10-Year Ultra Bond	03/22/17	1	Short	$134,063	$825

OTC Credit Default Swaps – Sell Protection(1)(2)

REFERENCE OBLIGATION	FIIXED-DEAL RECEIVED RATE	MATURITY DATE	COUNTERPARTY	ORIGINAL NOTIONAL AMOUNT	CURRENT NOTIONAL AMOUNT(3)	UPFRONT PREMIUMS PAID/ (RECEIVED)	FAIR VALUE(4)	UNREALIZED APPRECIATION (DEPRECIATION)
CMBX.NA. BBB-.6†	3.00%	11/17/2045	JPMorgan Chase Bank N.A.	60,000	60,000	$(142)	$(3,411)	$(3,553)
CMBX.NA. BBB-.6†	3.00%	5/11/2063	Goldman Sachs & Co.	70,000	70,000	(5,338)	(3,981)	1,357

Total OTC Credit Default Swap						$(5,480)	$(7,392)	$(2,196)

Centrally Cleared Credit Default Swaps – Buy Protection

REFERENCE OBLIGATION	FIXED-DEAL RECEIVED RATE	MATURITY DATE	ORIGINAL NOTIONAL AMOUNT	CURRENT NOTIONAL AMOUNT(3)	UPFRONT PREMIUMS PAID/ (RECEIVED)	FAIR VALUE(4)	UNREALIZED APPRECIATION
CDX.NA.BBB-.6	1.00%	12/20/2021	480,000	480,000	(7,703)	(7,205)	498

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Represents an investment grade index of single name credit default swaps (CDS). All of the companies underlying the single name CDS within the index are rated investment grade or higher. Rating represents a weighted average of the credit ratings of all the companies underlying the single name CDS within the index.
(3)	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit event as defined under the terms of that particular swap agreement.
(4)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the expected amount paid or received for the credit derivative if the amount of the swap agreement was closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreements.
†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS

December 31, 2016 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 97.4%*:

Corporate Bonds — 34.5%*:

Auto Parts&Equipment — 1.5%*:
Metalsa SA de CV+^	4.90%		4/24/2023	150,000	$137,080	$142,549

Chemicals — 2.1%*:
OCP SA+	6.88		4/25/2044	200,000	209,849	201,025

Commercial Banks — 8.1%*:
BBVA Bancomer SA+^	5.35	#	11/12/2029	200,000	198,588	184,000
BBVA Bancomer SA+^	6.75		9/30/2022	200,000	220,743	218,500
Sberbank of Russia Via SB Capital SA+^	5.50	#	2/26/2024	200,000	187,440	202,250
Turkiye Halk Bankasi AS+^	3.88		2/5/2020	200,000	195,340	187,000

Total Commercial Banks				800,000	802,111	791,750

Construction Materials — 1.7%*:
Cemex SAB de CV+^	4.38		3/5/2023	150,000	165,321	161,845

Electric — 2.1%*:
Abengoa Transmision Sur SA+^	6.88		4/30/2043	199,580	204,522	204,569

Engineering&Construction — 2.0%*:
Mexico City Airport Trust+^	4.25		10/31/2026	200,000	198,059	196,000

Food — 4.1%*:
Marfrig Overseas Ltd.+^	9.50		5/4/2020	200,000	205,526	205,750
Minerva Luxembourg SA+^	6.50		9/20/2026	200,000	198,229	192,750

Total Food				400,000	403,755	398,500

Gas — 2.4%*:
Fermaca Enterprises S de RL de CV+^	6.38		3/30/2038	238,428	232,547	234,852

Media — 4.2%*:
Altice Financing SA+^	6.63		2/15/2023	200,000	196,724	205,500
VTR Finance B.V.+^	6.88		1/15/2024	200,000	186,752	206,500

Total Media				400,000	383,476	412,000

Oil and Gas — 4.5%*:
Petrobras Global Finance B.V.+	3.25		4/1/2019	125,000	134,147	134,049
Petrobras Global Finance B.V.+	3.75		1/14/2021	225,000	247,847	236,550
Petrobras Global Finance BV+	5.63		5/20/2043	100,000	75,568	73,750

Total Oil and Gas				450,000	457,562	444,349

Telecommunications — 1.8%*:
Digicel Ltd.+^	6.75		3/1/2023	200,000	188,631	180,326

Total Corporate Bonds				3,388,008	3,382,913	3,367,765

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Foreign Government — 62.9%*:

Argentina — 3.5%*:
Province of Santa Fe+^	6.90%	11/1/2027	150,000	$150,000	$141,000
Provincia de Cordoba+^	7.13	6/10/2021	200,000	200,000	205,000

Total Argentina			350,000	350,000	346,000

Armenia — 2.2%*:
Republic of Armenia International Bond^+	7.15	3/26/2025	200,000	212,286	210,000

Brazil — 6.8%*:
Brazil Notas do Tesouro Nacional Serie B+	6.00	8/15/2050	460,000	383,600	434,727
Brazilian Government International Bond+	8.25	1/20/2034	200,000	230,497	230,750

Total Brazil			660,000	614,097	665,477

Colombia — 6.7%*:
Colombia Government International Bond+	5.63	2/26/2044	200,000	206,445	206,000
Colombian TES+	7.75	9/18/2030	1,311,000,000	454,641	450,871

Total Colombia			1,311,200,000	661,086	656,871

Croatia — 2.2%*:
Croatia Government Bond+^	5.50	4/4/2023	200,000	207,125	210,750

Dominican Republic — 2.1%*:
Dominican Republic International Bond+^	5.88	4/18/2024	200,000	197,026	200,000

El Salvador — 2.1%*:
Republic of El Salvador+^	7.38	12/1/2019	200,000	205,160	206,000

Ghana — 4.4%*:
Ghana Government International Bond+^	7.88	8/7/2023	200,000	180,808	196,750
Ghana Government International Bond+^	10.75	10/14/2030	200,000	213,475	236,750

Total Ghana			400,000	394,283	433,500

Indonesia — 2.4%*:
Indonesia Treasury Bond+	8.38	3/15/2034	3,140,000,000	214,852	233,417

Malaysia — 3.4%*:
Malaysia Government Bond+	4.13	4/15/2032	1,610,000	360,800	328,478

Mexico — 11.0%*:
Mexican Bonos+	7.50	6/3/2027	6,900,000	409,369	331,284
Mexican Bonos+	5.75	10/12/2110	430,000	413,343	398,288
Mexican Bonos+	7.75	11/13/2042	7,100,000	482,963	339,080

Total Mexico			14,430,000	1,305,675	1,068,652

Peru — 5.8%*:
Peru Government Bond+	6.85	2/12/2042	590,000	184,279	169,589
Peru Government Bond+	6.90	8/12/2037	600,000	197,132	177,457
Peru Government Bond+	6.95	8/12/2031	720,000	241,847	217,769

Total Peru			1,910,000	623,258	564,815

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Foreign Government (Continued)

South Africa — 10.3%*:
South Africa Government Bond+	6.50%	2/28/2041	4,200,000	$206,424	$217,570
South Africa Government Bond+	8.75	2/28/2048	11,800,000	786,484	784,596

Total South Africa			16,000,000	992,908	1,002,166

Total Foreign Government			4,487,360,000	6,338,556	6,126,126

Total Fixed Income			4,490,748,008	9,721,469	9,493,891

Short-Term Investment — 1.0%*:

Bank Deposit — 1.0%*:
State Street Bank & Trust Co. Euro Time Deposit	0.01	1/3/2017	98,880	98,880	98,880

Total Investments			4,490,846,888	9,820,349	9,592,771

Other assets and liabilities — 1.6%*					153,653

Net Assets — 100.0%					$9,746,424

‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
+	Foreign security.

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

Mexico	23.2%
Brazil	15.9%
South Africa	10.5%
Peru	8.1%
Colombia	6.9%
Ghana	4.6%
Argentina	3.6%
Malaysia	3.5%
Indonesia	2.5%
Croatia	2.2%
Armenia	2.2%
Chile	2.2%
El Salvador	2.2%
Portugal	2.2%
Russia	2.1%
Morocco	2.1%
Dominican Republic	2.1%
Turkey	2.0%
Jamaica	1.9%

Total	100.0%

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

^	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
#	Variable rate security. The interest rate shown is the rate in effect at December 31, 2016.

A summary of outstanding derivatives at December 31, 2016 is as follows:

Cross Currency Forward Foreign Currency Exchange Contracts

EXPIRATION DATE	DELIVER/RECEIVE	COUNTERPARTY	CONTRACT AMOUNT PURCHASED	CONTRACT AMOUNT SOLD	NET UNREALIZED APPRECIATION (DEPRECIATION)
1/17/17	EUR/PLN	JPMorgan Chase Bank N.A.	3,973,789	922,849	$(22,829)
1/17/17	HUF/EUR	Citibank N.A.	144,710	44,262,285	1,715

Net unrealized depreciation on cross currency forward foreign currency exchange contracts					$(21,114)

Forward Foreign Currency Exchange Contracts to Buy

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
1/17/17	JPMorgan Chase Bank N.A.	BRL	375,269	114,868	117,144	$(2,276)
1/17/17	Citibank N.A.	CHF	196,650	193,281	192,266	1,016
2/22/17	JPMorgan Chase Bank N.A.	CNH	223,512	31,580	34,000	(2,420)
2/22/17	Bank of America N.A.	CNH	3,172,518	448,245	470,700	(22,453)
1/17/17	BNP Paribas S.A.	COP	606,073,167	201,393	203,893	(2,500)

Forward Foreign Currency Exchange Contracts to Buy

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
1/17/17	JPMorgan Chase Bank N.A.	HKD	4,001,618	516,067	515,360	$707
1/17/17	Citibank N.A.	HUF	127,109,790	432,868	463,738	(30,870)
1/17/17	JPMorgan Chase Bank N.A.	KRW	219,819,600	182,081	192,100	(10,019)
1/17/17	JPMorgan Chase Bank N.A.	KZT	171,001,500	511,131	505,922	5,209
1/17/17	JPMorgan Chase Bank N.A.	MXN	23,348,118	1,124,198	1,211,994	(87,796)
1/17/17	BNP Paribas S.A.	MXN	4,078,290	196,367	201,000	(4,633)
1/17/17	Bank of America N.A.	MXN	3,989,850	192,109	201,000	(8,891)
1/17/17	JPMorgan Chase Bank N.A.	RUB	33,350,197	542,516	522,563	19,953
1/17/17	Citibank N.A.	SEK	2,522,873	277,184	289,067	(11,883)
1/17/17	JPMorgan Chase Bank N.A.	SGD	702,553	485,088	508,162	(23,074)
1/17/17	JPMorgan Chase Bank N.A.	THB	18,004,993	502,725	506,398	(3,673)

Net unrealized depreciation on forward foreign exchange contracts to buy						$(183,603)

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
1/17/17	Citibank N.A.	AUD	1,394	1,006	1,051	$45
1/17/17	BNP Paribas S.A.	BRL	189,582	58,030	57,000	(1,030)
1/17/17	Citibank N.A.	BRL	185,687	56,838	56,141	(697)
1/17/17	BNP Paribas S.A.	CAD	681,281	507,507	507,000	(507)
1/17/17	JPMorgan Chase Bank N.A.	CHF	196,650	193,281	200,234	6,953
2/6/17	Bank of America N.A.	CLP	134,181,000	199,872	204,000	4,128
2/22/17	JPMorgan Chase Bank N.A.	CNH	3,396,030	479,825	500,000	20,175
11/14/17	BNP Paribas S.A.	CNH	7,063,321	967,484	1,014,000	46,516
1/17/17	JPMorgan Chase Bank N.A.	COP	1,358,169,780	451,309	452,533	1,224
1/17/17	BNP Paribas S.A.	COP	327,240,000	108,739	108,000	(739)
1/17/17	Citibank N.A.	EUR	973,314	1,025,361	1,078,080	52,719
1/17/17	BNP Paribas S.A.	EUR	372,456	392,373	390,000	(2,373)
1/17/17	Goldman Sachs & Co.	HKD	4,001,618	516,067	516,109	42
1/17/17	BNP Paribas S.A.	ILS	1,179,274	306,227	309,948	3,721
1/17/17	BNP Paribas S.A.	KRW	219,819,600	182,081	198,000	15,919
1/17/17	JPMorgan Chase Bank N.A.	MXN	11,662,231	561,530	623,311	61,781
1/17/17	JPMorgan Chase Bank N.A.	MYR	1,596,736	355,834	379,877	24,043
2/6/17	JPMorgan Chase Bank N.A.	PEN	683,700	202,908	200,000	(2,908)
1/17/17	BNP Paribas S.A.	RUB	33,350,197	542,516	510,185	(32,331)
1/17/17	Citibank N.A.	SGD	46,568	32,154	34,000	1,846
1/17/17	JPMorgan Chase Bank N.A.	SGD	655,985	452,934	476,446	23,512
1/17/17	JPMorgan Chase Bank N.A.	ZAR	3,863,176	280,631	265,762	(14,869)

Net unrealized appreciation on forward foreign exchange contracts to sell						$207,170

Currency Legend

AUD	–	Australian Dollar
BRL	–	Brazilian Real
CAD	–	Canadian Dollar
CHF	–	Swiss Franc
CLP	–	Chilean Peso
CNH	–	Chinese Yuan Renminbi
COP	–	Colombian Peso
CZK	–	Czech Koruna
EUR	–	Euro
HKD	–	Hong Kong Dollar
HRK	–	Croatian Kuna
HUF	–	Hungarian Forint
ILS	–	Israeli Shekel
KRW	–	South Korean Won
KZT	–	Kazakhstani Tenge
MXN	–	Mexican Peso
MYR	–	Malaysian Ringgit
PEN	–	Peruvian Nouveau Sol

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

PLN	–	Polish Zloty
RSD	–	Serbian Dinar.
RUB	–	Russian Ruble
SEK	–	Swedish Krona
SGD	–	Singapore Dollar
THB	–	Thai Baht
ZAR	–	South African Rand

Future

TYPE	EXPIRATION DATE	CONTRACTS	POSITION	FAIR VALUE	UNREALIZED APPRECIATION
Short Future
U.S. Ultra Bond	03/22/17	2	Short	$320,500	$2,868
OTC – Interest Rate Swaps

DESCRIPTION	NOTIONAL AMOUNT		UNREALIZED APPRECIATION (DEPRECIATION)	VALUE
Agreement with Bank of America N.A. dated 12/9/15 receiving a fixed rate of 12.50% paying the notional amount multiplied by the BRL-BZDIO rate. Expiring 1/2/25	BRL	625,257	$10,977	$10,977
Agreement with Bank of America N.A. dated 12/9/15 paying a fixed rate of 1.48% receiving the notional amount multiplied by the KRW-KSDA rate. Expiring 10/24/26	KRW	172,000,000	4,537	4,537
Agreement with JPMorgan Chase Bank N.A. dated 5/19/16 receiving a fixed rate of 11.45% paying the notional amount multiplied by the BRL-MBZDIO rate. Expiring 1/2/23	BRL	1,017,920	(4,549)	(4,549)
Agreement with JPMorgan Chase Bank N.A. dated 4/26/16 paying a fixed rate of 0.26% receiving the notional amount multiplied by the CZK-PRIBO rate. Expiring 7/15/21	CZK	15,800,000	5,547	5,547
Agreement with JPMorgan Chase Bank N.A. dated 5/19/16 receiving a fixed rate of 2.46% paying the notional amount multiplied by the PLN-WIBOR rate. Expiring 6/21/26	PLN	1,100,000	(8,216)	(8,216)
Agreement with JPMorgan Chase Bank N.A. dated 5/19/16 paying a fixed rate of 1.64% receiving the notional amount multiplied by the KRW-KSDA rate. Expiring 5/20/26	KRW	190,000,000	2,376	2,376

Total Interest Rate Swaps				$10,672

Abbreviation Legend

OTC	–	Over the Counter

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Local Currency Debt Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS

December 31, 2016 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 91.3%*:

Foreign Government — 91.3%*:

Brazil — 5.0%*:
Brazil Notas do Tesouro Nacional Serie B+	6.00%	8/15/2050	200,000	$160,976	$189,012
Brazil Notas do Tesouro Nacional Serie F+	10.00	1/1/2025	180,000	54,515	51,314

Total Brazil			380,000	215,491	240,326

Chile — 1.1%*:
Chile Government International Bond+	5.50	8/5/2020	32,300,000	47,918	50,619

Colombia — 8.3%*:
Colombian TES+	7.50	8/26/2026	223,500,000	76,812	76,387
Colombian TES+	7.75	9/18/2030	929,000,000	255,496	319,496

Total Colombia			1,152,500,000	332,308	395,883

Croatia — 2.2%*:
Croatia Government Bond+	4.25	12/14/2026	700,000	110,343	107,752

Ghana — 1.2%*:
Ghana Government Bond+	24.75	3/1/2021	100,000	26,772	27,007
Ghana Government Bond+	24.75	7/19/2021	110,000	28,592	30,154

Total Ghana			210,000	55,364	57,161

Hungary — 4.9%*:
Hungary Government Bond+	6.75	11/24/2017	64,970,000	242,247	235,002

Indonesia — 9.9%*:
Indonesia Treasury Bond+	8.38	3/15/2024	1,000,000,000	82,304	75,489
Indonesia Treasury Bond+	8.38	3/15/2034	5,369,000,000	367,833	399,113

Total Indonesia			6,369,000,000	450,137	474,602

Malaysia — 9.3%*:
Malaysia Government Bond+	3.48	3/15/2023	1,540,000	346,512	327,241
Malaysia Government Bond+	4.50	4/15/2030	550,000	128,548	118,803

Total Malaysia			2,090,000	475,060	446,044

Mexico — 9.7%*:
Mexican Bonos+	5.00	6/15/2017	1,960,000	105,127	94,617
Mexican Bonos+	7.50	6/3/2027	930,000	52,905	44,929
Mexican Bonos+	7.75	11/13/2042	6,830,000	407,239	328,215

Total Mexico			9,720,000	565,271	467,761

Peru — 4.8%*:
Peru Government Bond+	6.85	2/12/2042	270,000	83,508	77,681
Peru Government Bond+	6.95	8/12/2031	310,000	103,981	93,850
Peru Government Bond+	7.84	8/12/2020	183,000	54,267	59,290

Total Peru			763,000	241,756	230,821

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Local Currency Debt Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Foreign Government (Continued)

Poland — 4.9%*:
Poland Government Bond+	2.50%	7/25/2018	970,000	$255,373	$234,282

Romania — 4.5%*:
Romania Government Bond+	5.80	7/26/2027	180,000	52,769	49,102
Romania Government Bond+	5.90	7/26/2017	160,000	39,964	38,196
Romania Government Bond+	6.75	6/11/2017	550,000	137,321	130,980

Total Romania			890,000	230,054	218,278

Russia — 4.4%*:
Russian Federal Bond — OFZ+	7.00	8/16/2023	8,243,000	117,594	126,299
Russian Federal Bond — OFZ+	7.60	7/20/2022	2,325,000	34,196	37,095
Russian Federal Bond — OFZ+	8.50	9/17/2031	3,000,000	49,008	49,078

Total Russia			13,568,000	200,798	212,472

South Africa — 9.5%*:
South Africa Government Bond+	6.50	2/28/2041	1,200,000	58,642	62,430
South Africa Government Bond+	7.00	2/28/2031	1,900,000	110,216	113,524
South Africa Government Bond+	8.75	2/28/2048	4,200,000	254,063	280,462

Total South Africa			7,300,000	422,921	456,416

Thailand — 4.9%*:
Thailand Government Bond+	1.20	7/14/2021	8,539,200	228,578	232,771

Turkey — 4.5%*:
Turkey Government Bond+	8.00	3/12/2025	910,000	281,199	215,626

Ukrainian — 2.2%*:
Ukraine Government International Bond+^	Zero Coupon	5/31/2040	350,000	109,475	105,308

Total Foreign Government			7,665,160,200	4,464,293	4,381,124

Total Fixed Income			7,665,160,200	4,464,293	4,381,124

Short-Term Investments — 7.1%*:

Bank Deposit — 7.1%*:
State Street Bank & Trust Co. Euro Time Deposit	0.01	1/3/2017	339,448	339,448	339,448

Total Investments			7,665,499,648	4,803,741	4,720,572

Other assets and liabilities – 1.6%*					75,343

Net Assets – 100.0%					$4,795,915

‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
+	Foreign security.

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Local Currency Debt Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

Indonesia	10.8%
Mexico	10.7%
South Africa	10.4%
Malaysia	10.2%
Colombia	9.0%
Brazil	5.5%
Hungary	5.4%
Poland	5.3%
Thailand	5.3%
Peru	5.3%
Romania	5.0%
Turkey	4.9%
Russia	4.8%
Croatia	2.5%
Ukrainian	2.4%
Ghana	1.3%
Chile	1.2%

Total	100.0%

^	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

A summary of outstanding derivatives at December 31, 2016 is as follows:

Cross Currency Forward Foreign Currency Exchange Contracts

EXPIRATION DATE	DELIVER/ RECEIVE	COUNTERPARTY	CONTRACT AMOUNT PURCHASED	CONTRACT AMOUNT SOLD	NET UNREALIZED APPRECIATION (DEPRECIATION)
1/17/17	EUR/PLN	JPMorgan Chase Bank N.A.	432,275	100,389	$(2,439)
1/17/17	EUR/RON	Bank of America N.A.	775,316	172,352	(1,818)
1/17/17	EUR/RON	JPMorgan Chase Bank N.A.	250,179	56,000	(994)
3/7/17	EUR/RSD	BNP Paribas S.A.	11,646,600	94,000	(535)
1/17/17	HUF/EUR	Citibank N.A.	103,293	31,739,221	598
1/17/17	PLN/EUR	Citibank N.A.	40,000	176,804	(121)

Net unrealized depreciation on cross currency forward foreign currency exchange contracts					$(5,309)

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Local Currency Debt Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

Forward Foreign Currency Exchange Contracts to Buy

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
3/1/17	JPMorgan Chase Bank N.A.	ARS	1,881,000	113,938	100,000	$13,938
1/17/17	BNP Paribas S.A.	BRL	361,892	110,773	109,000	1,773
3/16/17	BNP Paribas S.A.	BRL	591,915	178,330	174,168	4,162
1/17/17	JPMorgan Chase Bank N.A.	CAD	29,428	21,948	22,000	(52)
1/17/17	Citibank N.A.	CHF	98,547	97,054	96,350	704
1/17/17	Citibank N.A.	CLP	6,043,500	9,015	9,000	15
2/22/17	Bank of America N.A.	CNH	1,698,015	240,115	251,931	(11,816)
11/14/17	JPMorgan Chase Bank N.A.	CNH	107,746	14,772	15,000	(228)
1/17/17	BNP Paribas S.A.	COP	497,208,530	165,250	167,269	(2,019)
1/17/17	JPMorgan Chase Bank N.A.	HKD	2,101,639	271,084	270,666	418
1/17/17	Citibank N.A.	HUF	103,050,842	352,069	375,963	(23,894)
1/17/17	BNP Paribas S.A.	JPY	11,297,148	96,941	96,159	782
1/17/17	JPMorgan Chase Bank N.A.	KRW	118,791,400	98,611	103,811	(5,200)
1/17/17	JPMorgan Chase Bank N.A.	KZT	35,964,000	107,498	106,402	1,095
1/17/17	Citibank N.A.	MXN	703,544	34,090	34,000	90
1/17/17	JPMorgan Chase Bank N.A.	MXN	13,268,817	642,932	688,780	(45,848)
1/17/17	BNP Paribas S.A.	MXN	669,570	32,443	33,000	(557)
1/17/17	Bank of America N.A.	MXN	655,050	31,740	33,000	(1,260)
1/17/17	Bank of America N.A.	MYR	476,748	106,257	114,000	(7,743)
1/17/17	BNP Paribas S.A.	NOK	1,152,510	133,918	133,882	36
1/17/17	JPMorgan Chase Bank N.A.	PHP	5,579,800	112,393	115,000	(2,607)
1/17/17	JPMorgan Chase Bank N.A.	PLN	2,499,050	598,518	644,832	(46,314)
1/17/17	JPMorgan Chase Bank N.A.	RUB	14,101,301	230,653	220,953	9,700
1/17/17	Citibank N.A.	SEK	1,395,666	153,780	159,913	(6,133)
1/17/17	BNP Paribas S.A.	SGD	196,275	135,850	142,000	(6,150)
1/17/17	JPMorgan Chase Bank N.A.	THB	11,409,605	318,573	320,900	(2,327)
1/17/17	Bank of America N.A.	TRY	458,439	129,952	145,550	(15,598)
1/17/17	JPMorgan Chase Bank N.A.	ZAR	2,566,826	187,262	176,409	10,853

Net unrealized depreciation on forward foreign exchange contracts to buy						$(134,180)

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Local Currency Debt Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
3/1/17	BNP Paribas S.A.	ARS	1,881,000	113,938	116,327	$2,389
1/17/17	Citibank N.A.	AUD	74,437	53,881	56,126	2,245
1/17/17	Goldman Sachs & Co.	CAD	74,482	55,551	56,269	718
1/17/17	BNP Paribas S.A.	CAD	274,125	204,448	204,000	(448)
1/17/17	JPMorgan Chase Bank N.A.	CHF	98,547	97,054	100,343	3,289
1/17/17	Goldman Sachs & Co.	CLP	66,527,421	99,237	98,878	(359)
2/6/17	Bank of America N.A.	CLP	35,518,500	52,911	54,000	1,089
2/22/17	JPMorgan Chase Bank N.A.	CNH	1,698,015	240,115	250,000	9,885
11/14/17	BNP Paribas S.A.	CNH	3,037,089	416,391	436,000	19,609
1/17/17	Citibank N.A.	COP	247,272,480	82,182	82,507	325
1/17/17	BNP Paribas S.A.	COP	233,310,000	77,542	77,000	(542)
1/17/17	Citibank N.A.	EUR	471,498	497,703	522,250	24,547
1/17/17	BNP Paribas S.A.	EUR	181,453	191,537	190,000	(1,537)
1/17/17	Goldman Sachs & Co.	HKD	2,101,639	271,084	271,059	(25)
1/17/17	Goldman Sachs & Co.	HUF	39,770,728	135,875	140,621	4,746
1/17/17	BNP Paribas S.A.	ILS	635,218	165,096	166,954	1,858
1/17/17	BNP Paribas S.A.	JPY	5,614,422	48,177	55,000	6,823
1/17/17	JPMorgan Chase Bank N.A.	JPY	5,682,726	48,764	55,192	6,428
1/17/17	BNP Paribas S.A.	KRW	118,791,400	98,611	107,000	8,389
1/17/17	JPMorgan Chase Bank N.A.	MXN	6,511,282	315,500	341,678	26,178
1/17/17	Citibank N.A.	MYR	440,110	98,091	105,959	7,868
1/17/17	JPMorgan Chase Bank N.A.	MYR	168,752	37,611	40,148	2,537
1/17/17	Goldman Sachs & Co.	NOK	1,152,510	133,918	140,931	7,013
3/16/17	BNP Paribas S.A.	NZD	153,780	106,994	110,772	3,778
2/6/17	JPMorgan Chase Bank N.A.	PEN	540,123	160,448	158,000	(2,448)
1/17/17	Citibank N.A.	PHP	14,893,755	300,002	303,057	3,055
1/17/17	Goldman Sachs & Co.	RON	231,895	53,871	56,330	2,459
1/17/17	JPMorgan Chase Bank N.A.	RON	892,495	207,334	220,565	13,231
1/17/17	BNP Paribas S.A.	RUB	7,255,934	118,684	111,000	(7,684)
1/17/17	JPMorgan Chase Bank N.A.	SGD	352,442	243,940	255,981	12,041
1/17/17	JPMorgan Chase Bank N.A.	THB	1,875,380	52,363	52,000	(363)
1/17/17	Citibank N.A.	TRY	49,471	14,024	14,000	(24)
1/17/17	BNP Paribas S.A.	ZAR	1,065,522	77,735	76,000	(1,735)

Net unrealized appreciation on forward foreign exchange contracts to sell						$155,335

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Local Currency Debt Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

Currency Legend

ARS	–	Argentine Peso
AUD	–	Australian Dollar
BRL	–	Brazilian Real
CAD	–	Canadian Dollar
CHF	–	Swiss Franc
CLP	–	Chilean Peso
CNH	–	Chinese Yuan Renminbi
COP	–	Colombian Peso
CZK	–	Czech Koruna
EUR	–	Euro
HKD	–	Hong Kong Dollar
HUF	–	Hungarian Forint
ILS	–	Israeli Shekel
JPY	–	Japanese Yen
KRW	–	South Korean Won
KZT	–	Kazakhstani Tenge
MXN	–	Mexican Peso
MYR	–	Malaysian Ringgit
NOK	–	Norwegian Krona
NZD	–	New Zealand Dollar
PEN	–	Peruvian Nouveau Sol
PHP	–	Philippines Peso
PLN	–	Polish Zloty
RON	–	New Romanian Leu
RSD	–	Serbian Dinar.
RUB	–	Russian Ruble
SEK	–	Swedish Krona
SGD	–	Singapore Dollar
THB	–	Thai Baht
TRY	–	New Turkish Lira
ZAR	–	South African Rand

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Local Currency Debt Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

OTC – Interest Rate Swaps

DESCRIPTION	NOTIONAL AMOUNT		UNREALIZED APPRECIATION (DEPRECIATION)	VALUE
Agreement with Bank of America N.A. dated 6/24/16 receiving a fixed rate of 12.50% paying the notional amount multiplied by the BRL-CDI rate. Expiring 1/2/25	BRL	220,679	$3,874	$3,874
Agreement with Bank of America N.A. dated 12/9/15 receiving a fixed rate of 8.68% paying the notional amount multiplied by the ZAR-JIBAR rate. Expiring 12/9/25	ZAR	8,000,000	15,927	15,927
Agreement with JPMorgan Chase Bank N.A. dated 6/7/16 receiving a fixed rate of 2.46% paying the notional amount multiplied by the PLN-WIBOR rate. Expiring 6/21/26	PLN	600,000	(4,530)	(4,530)
Agreement with JPMorgan Chase Bank N.A. dated 12/9/15 receiving a fixed rate of 6.35% paying the notional amount multiplied by the MXN-TIIE rate. Expiring 11/27/25	MXN	4,750,000	(23,310)	(23,310)
Agreement with JPMorgan Chase Bank N.A. dated 9/28/16 receiving a fixed rate of 11.45% paying the notional amount multiplied by the BRL-CDI rate. Expiring 1/02/23	BRL	508,960	(2,275)	(2,275)
Agreement with JPMorgan Chase Bank N.A. dated 5/19/16 paying a fixed rate of 1.64% receiving the notional amount multiplied by the KRW-KSDA rate. Expiring 5/20/26	KRW	159,000,000	1,988	1,988
Agreement with JPMorgan Chase Bank N.A. dated 7/13/16 paying a fixed rate of 0.26% receiving the notional amount multiplied by the CZK-PRIBO rate. Expiring 7/15/21	CZK	4,300,000	1,513	1,513
Agreement with JPMorgan Chase Bank N.A. dated 12/12/15 paying a fixed rate of 0.25% receiving the notional amount multiplied by the CZK-PRIBO rate. Expiring 2/16/21	CZK	2,500,000	691	691

Total Interest Rate Swaps				$(6,122)

Abbreviation Legend

OTC	–	Over the Counter

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS

December 31, 2016 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 97.0%*:

Corporate Bonds — 97.0%*:

Aerospace and Defense — 2.9%*:
American Airlines Group, Inc.^	5.50%	10/1/2019	265,000	$269,904	$273,613
CPI International, Inc.	8.75	2/15/2018	500,000	501,932	507,500

Total Aerospace and Defense			765,000	771,836	781,113

Automobile — 3.0%*:
Allison Transmission, Inc.^	5.00	10/1/2024	176,000	176,000	177,760
Gates Global LLC/Gates Global Co.^	6.00	7/15/2022	125,000	98,625	122,250
International Automotive Components Group SA^	9.13	6/1/2018	250,000	251,441	243,750
JB Poindexter & Co., Inc.^	9.00	4/1/2022	250,000	262,152	262,500

Total Automobile			801,000	788,218	806,260

Banking — 0.4%*:
Lock AS+	7.00	8/15/2021	100,000	114,475	111,777

Beverage, Food and Tobacco — 0.7%*:
Boparan Finance PLC+	5.25	7/15/2019	150,000	192,008	185,784

Broadcasting and Entertainment — 4.6%*:
CCO Holdings LLC/CCO Holdings Capital Corp.^	5.75	2/15/2026	250,000	250,000	258,750
DISH DBS Corp.	7.75	7/1/2026	316,000	316,000	356,290
Entertainment One Ltd.+	6.88	12/15/2022	100,000	150,232	133,777
Netflix, Inc.^	4.38	11/15/2026	300,000	300,000	291,000
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH+	3.50	1/15/2027	200,000	214,769	206,319

Total Broadcasting and Entertainment			1,166,000	1,231,001	1,246,136

Buildings and Real Estate — 2.9%*:
Brookfield Residential Properties, Inc.^	6.50	12/15/2020	250,000	249,498	255,625
GEO Group, Inc. (The)	6.00	4/15/2026	250,000	250,000	245,625
Keystone Financing PLC+	9.50	10/15/2019	100,000	133,497	128,884
Paroc Group Oy+	6.25	5/15/2020	150,000	159,303	161,845

Total Buildings and Real Estate			750,000	792,298	791,979

Cargo Transport — 4.0%*:
Deck Chassis Acquisition, Inc.^	10.00	6/15/2023	387,000	394,662	399,578
Kenan Advantage Group, Inc.^	7.88	7/31/2023	400,000	412,733	404,000
WFS Global Holding SAS+	9.50	7/15/2022	250,000	280,189	270,570

Total Cargo Transport			1,037,000	1,087,584	1,074,148

Chemicals, Plastics and Rubber — 4.4%*:
A. Schulman, Inc.^	6.88	6/1/2023	250,000	253,045	261,250
Consolidated Energy Finance SA+^	6.75	10/15/2019	370,000	364,870	370,000

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Chemicals, Plastics and Rubber (Continued)
LBC Tank Terminals Holding Netherlands BV^	6.88%	5/15/2023	215,000	$207,551	$219,837
LSB Industries, Inc.	8.50	8/1/2019	232,000	204,240	213,440
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.	6.38	5/1/2022	100,000	116,901	112,634

Total Chemicals, Plastics and Rubber			1,167,000	1,146,607	1,177,161

Containers, Packaging and Glass — 4.6%*:
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.+	6.75	5/15/2024	100,000	110,781	112,370
Coveris Holdings SA^	7.88	11/1/2019	372,000	353,363	369,210
Horizon Holdings I SASU+	7.25	8/1/2023	300,000	345,789	337,111
Iron Mountain Europe PLC+	6.13	9/15/2022	100,000	132,632	130,018
Plastipak Holdings, Inc.^	6.50	10/1/2021	125,000	125,555	130,625
SIG Combibloc Holdings SCA+	7.75	2/15/2023	150,000	172,460	169,614

Total Containers, Packaging and Glass			1,147,000	1,240,580	1,248,948

Diversified Natural Resources, Precious Metals and Minerals — 0.8%*:
Kinross Gold Corp.+	5.95	3/15/2024	127,000	132,521	128,587
Kinross Gold Corp.	6.88	9/1/2041	82,000	81,591	75,748

Total Diversified Natural Resources, Precious Metals and Minerals			209,000	214,112	204,335

Diversified/Conglomerate Manufacturing — 2.3%*:
Boise Cascade Co.^	5.63	9/1/2024	157,000	157,000	155,823
EnPro Industries, Inc.	5.88	9/15/2022	221,000	222,893	227,078
West Corp.^	5.38	7/15/2022	250,000	240,914	241,562

Total Diversified/Conglomerate Manufacturing			628,000	620,807	624,463

Diversified/Conglomerate Service — 3.2%*:
Carlson Travel, Inc.^	9.50	12/15/2024	280,000	280,000	292,950
Infor Software Parent LLC/Infor Software Parent, Inc. PIK^	7.13	5/1/2021	304,000	270,109	313,120
Zachry Holdings, Inc.^	7.50	2/1/2020	250,000	252,363	256,563

Total Diversified/Conglomerate Service			834,000	802,472	862,633

Electronics — 2.3%*:
Diamond 1 Finance Corp./Diamond 2 Finance Corp.^	7.13	6/15/2024	154,000	154,000	170,967
Prime Security Services Borrower LLC/Prime Finance, Inc.^	9.25	5/15/2023	250,000	250,000	272,188
Western Digital Corp.^	10.50	4/1/2024	150,000	150,000	177,375

Total Electronics			554,000	554,000	620,530

Finance — 3.7%*:
Aircastle Ltd.	5.00	4/1/2023	19,000	20,013	19,380
Aircastle Ltd.	5.50	2/15/2022	19,000	20,444	20,140

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Finance (Continued)
Arrow Global Finance PLC+	5.13%	9/15/2024	100,000	$118,600	$122,870
Galaxy Finco Ltd.+	7.88	11/15/2021	250,000	381,558	309,560
Garfunkelux Holdco 3 SA+	8.50	11/1/2022	300,000	460,048	384,509
Marlin Intermediate Holdings PLC MTN+	10.50	8/1/2020	100,000	141,446	134,024

Total Finance			788,000	1,142,109	990,483

Grocery — 0.5%*:
Premier Foods Finance PLC+	6.50	3/15/2021	100,000	146,338	126,506

Healthcare, Education and Childcare — 6.1%*:
Cerberus Nightingale 1 Sarl+	8.25	2/1/2020	100,000	110,265	107,949
HCA, Inc.	5.38	2/1/2025	375,000	380,908	375,938
Horizon Pharma, Inc./Horizon Pharma USA, Inc.^	8.75	11/1/2024	125,000	125,000	126,563
IDH Finance PLC+	6.25	8/15/2022	100,000	131,025	119,543
Kinetic Concepts, Inc./KCI USA, Inc.^	9.63	10/1/2021	375,000	375,000	396,562
RegionalCare Hospital Partners Holdings, Inc.^	8.25	5/1/2023	132,000	132,000	131,670
Valeant Pharmaceuticals International, Inc.^	5.50	3/1/2023	101,000	73,450	75,750
Valeant Pharmaceuticals International, Inc.^	6.13	4/15/2025	424,000	367,782	318,530

Total Healthcare, Education and Childcare			1,732,000	1,695,430	1,652,505

Home and Office Furnishings, Housewares, and Durable Consumer Products — 0.6%*:
LSF9 Balta Issuer SA+	7.75	9/15/2022	150,000	171,213	173,687

Hotels, Motels, Inns and Gaming — 2.9%*:
NH Hotels SA+	3.75	10/1/2023	100,000	112,290	108,528
Pinnacle Entertainment, Inc.^	5.63	5/1/2024	250,000	251,220	250,625
Thomas Cook Group PLC+	6.25	6/15/2022	150,000	159,952	166,250
TVL Finance PLC+	8.50	5/15/2023	200,000	285,595	261,269

Total Hotels, Motels, Inns and Gaming			700,000	809,057	786,672

Insurance — 1.4%*:
Centene Corp.	4.75	1/15/2025	174,000	174,000	169,868
York Risk Services Holding Corp.^	8.50	10/1/2022	250,000	226,642	208,750

Total Insurance			424,000	400,642	378,618

Leisure, Amusement, Entertainment — 7.5%*:
AMC Entertainment Holdings, Inc.^	5.88	11/15/2026	250,000	250,000	255,625
AMC Entertainment Holdings, Inc.	6.38	11/15/2024	100,000	121,910	130,326
Brunswick Corp.	7.13	8/1/2027	817,000	867,523	953,848
CPUK Finance Ltd.+	7.00	8/28/2020	100,000	155,834	130,160
Perform Group Financing PLC+	8.50	11/15/2020	100,000	149,645	126,013
WMG Acquisition Corp.	4.13	11/1/2024	100,000	110,505	108,949
WMG Acquisition Corp.^	5.00	8/1/2023	160,000	160,000	160,800
WMG Acquisition Corp.^	6.75	4/15/2022	150,000	151,043	157,875

Total Leisure, Amusement, Entertainment			1,777,000	1,966,460	2,023,596

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 0.5%*:
Gardner Denver, Inc.^	6.88%	8/15/2021	124,000	$119,263	$123,380

Mining, Steel, Iron and Non-Precious Metals — 4.8%*:
Constellium NV+	7.00	1/15/2023	130,000	126,480	137,529
Freeport-McMoRan, Inc.	3.55	3/1/2022	213,000	174,903	198,090
Freeport-McMoRan, Inc.	4.00	11/14/2021	107,000	84,863	104,325
Grinding Media, Inc./MC Grinding Media Canada, Inc.^	7.38	12/15/2023	94,000	94,000	98,756
Hecla Mining Co.	6.88	5/1/2021	250,000	218,238	255,625
HudBay Minerals, Inc.+^	7.25	1/15/2023	56,000	56,000	57,960
HudBay Minerals, Inc.+^	7.63	1/15/2025	65,000	65,000	67,560
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp.	7.38	2/1/2020	60,000	59,560	59,700
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp.2^	7.38	2/1/2020	324,000	276,662	322,582

Total Mining, Steel, Iron and Non-Precious Metals			1,299,000	1,155,706	1,302,127

Oil and Gas — 15.6%*:
Chesapeake Energy Corp.^	8.00	1/15/2025	200,000	197,053	204,000
Citgo Holding, Inc.^	10.75	2/15/2020	341,000	344,974	365,722
Continental Resources, Inc.	5.00	9/15/2022	250,000	219,936	252,348
EP Energy LLC/Everest Acquisition Finance, Inc.^	8.00	11/29/2024	125,000	125,000	134,338
EP Energy LLC/Everest Acquisition Finance, Inc.	9.38	5/1/2020	183,000	168,508	168,702
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp.	8.63	6/15/2020	250,000	251,434	246,250
Genesis Energy LP/Genesis Energy Finance Corp.	6.75	8/1/2022	250,000	245,124	259,750
Globe Luxembourg S.C.A.+^	9.63	5/1/2018	200,000	184,150	197,500
Hornbeck Offshore Services, Inc.	5.88	4/1/2020	250,000	165,918	178,750
Jupiter Resources, Inc.+^	8.50	10/1/2022	405,000	322,627	349,312
Kosmos Energy Ltd.^	7.88	8/1/2021	250,000	226,999	248,750
Newfield Exploration Co.	5.38	1/1/2026	250,000	242,008	254,900
Rowan Cos., Inc.	7.38	6/15/2025	188,000	188,000	191,760
Sabine Pass Liquefaction LLC^	5.88	6/30/2026	250,000	250,000	269,375
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.	5.50	8/15/2022	291,000	213,516	283,725
Topaz Marine SA+^	8.63	11/1/2018	400,000	390,587	388,000
Tullow Oil PLC+^	6.25	4/15/2022	250,000	199,964	232,500

Total Oil and Gas			4,333,000	3,935,798	4,225,682

Personal Transportation — 0.9%*:
AA Bond Co. Ltd.+	5.50	7/31/2022	200,000	276,607	251,594

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Retail Stores — 4.1%*:
Boing Group Financing PLC MTN+	6.63%		7/15/2019	100,000	$103,186	$104,370
Debenhams PLC+	5.25		7/15/2021	150,000	232,603	193,456
Dollar Tree, Inc.	5.75		3/1/2023	250,000	260,285	264,705
HSS Financing PLC+	6.75		8/1/2019	68,000	98,004	84,935
Penske Automotive Group, Inc.	5.50		5/15/2026	250,000	250,000	246,875
Takko Luxembourg 2 S.C.A. MTN+	9.88		4/15/2019	100,000	74,989	84,844
Travelex Financing PLC+	6.40	#	8/1/2018	100,000	121,688	119,789

Total Retail Stores				1,018,000	1,140,755	1,098,974

Telecommunications — 10.8%*:
Altice Financing SA+^	6.63		2/15/2023	250,000	251,521	256,875
Altice Luxembourg SA+	6.25		2/15/2025	100,000	113,715	109,948
Digicel Ltd.+^	6.00		4/15/2021	250,000	230,007	226,118
GTT Escrow Corp.^	7.88		12/31/2024	250,000	250,000	260,675
Hughes Satellite Systems Corp.^	6.63		8/1/2026	270,000	269,845	271,350
Numericable-SFR SA+^	7.38		5/1/2026	350,000	350,000	358,750
Sprint Corp.	7.00		8/15/2020	75,000	74,143	79,508
Sprint Corp.	7.88		9/15/2023	389,000	366,569	415,257
Telenet Finance VI Luxembourg S.C.A.+	4.88		7/15/2027	100,000	115,250	109,739
UPCB Finance IV Ltd.+	4.00		1/15/2027	200,000	216,548	210,004
Virgin Media Secured Finance PLC MTN+	5.13		1/15/2025	150,000	227,441	188,982
Wind Acquisition Finance SA+^	7.38		4/23/2021	200,000	205,286	208,000
Ziggo Bond Finance BV+	4.63		1/15/2025	200,000	206,457	215,004

Total Telecommunications				2,784,000	2,876,782	2,910,210

Textiles and Leather — 1.5%*:
Hanesbrands, Inc.^	4.63		5/15/2024	167,000	167,000	161,990
Hanesbrands, Inc.^	4.88		5/15/2026	246,000	246,000	240,465

Total Textiles and Leather				413,000	413,000	402,455

Total Corporate Bonds				25,150,000	25,805,158	26,181,756

Total Fixed Income				25,150,000	25,805,158	26,181,756

Short-Term Investment — 1.0%*:

Bank Deposit — 1.0%*:
State Street Bank & Trust Co. Euro Time Deposit	0.01		1/3/2017	280,202	280,202	280,202

Total Investments				25,430,202	26,085,360	26,461,958

Other assets and liabilities – 2.0%*						536,567

Net Assets – 100.0%						$26,998,525

MTN	Medium Term Note
PIK	Payment-in-kind

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
+	Foreign security.

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	66.1%
United Kingdom	13.7%
France	5.0%
Canada	2.3%
United Arab Emirates	1.5%
Switzerland	1.5%
Trinidad And Tobago	1.4%
Germany	1.1%
Belgium	1.1%
Portugal	1.0%
Other (Individually less than 1%)	5.3%

Total	100.0%

^	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
#	Variable rate security. The interest rate shown is the rate in effect at December 31, 2016.

A	summary of outstanding derivatives at December 31, 2016 is as follows:

Forward Foreign Currency Exchange Contracts to Buy

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED DEPRECIATION
1/9/17	JPMorgan Chase Bank N.A.	EUR	169,887	178,898	180,836	$(1,938)

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
1/9/17	Bank of America N.A.	EUR	2,974,410	3,132,182	3,157,190	$25,008
1/9/17	JPMorgan Chase Bank N.A.	EUR	150,000	157,957	160,816	2,859
1/9/17	Goldman Sachs & Co.	EUR	62,428	65,739	65,323	(416)
1/9/17	Citibank N.A.	GBP	2,511,695	3,096,004	3,171,995	75,991
1/9/17	JPMorgan Chase Bank N.A.	GBP	154,103	189,953	195,555	5,602

Net unrealized appreciation on forward foreign exchange contracts to sell						$109,044

Currency Legend

EUR	–	Euro
GBP	–	British Pound Sterling

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS

December 31, 2016 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 94.9%*:

Bank Loans — 1.7%*§:

Oil and Gas — 1.7%*:
Fieldwood Energy LLC PIK	8.00%	8/31/2020	172,215	$154,695	$162,743
Fieldwood Energy LLC PIK	8.38	9/30/2020	500,000	225,706	388,190

Total Oil and Gas			672,215	380,401	550,933

Total Bank Loans			672,215	380,401	550,933

Corporate Bonds — 93.2%*:

Aerospace and Defense — 3.3%*:
American Airlines Group, Inc.^	4.63	3/1/2020	250,000	249,060	253,125
American Airlines Group, Inc.^	5.50	10/1/2019	282,000	288,307	291,165
CPI International, Inc.	8.75	2/15/2018	500,000	501,932	507,500

Total Aerospace and Defense			1,032,000	1,039,299	1,051,790

Automobile — 3.0%*:
Allison Transmission, Inc.^	5.00	10/1/2024	176,000	176,000	177,760
Gates Global LLC/Gates Global Co.^	6.00	7/15/2022	125,000	98,625	122,250
International Automotive Components Group SA^	9.13	6/1/2018	250,000	251,441	243,750
JB Poindexter & Co., Inc.^	9.00	4/1/2022	410,000	429,922	430,500

Total Automobile			961,000	955,988	974,260

Beverage, Food and Tobacco — 2.4%*:
Carrols Restaurant Group, Inc.	8.00	5/1/2022	260,000	273,544	280,150
KeHE Distributors LLC/KeHE Finance Corp.^	7.63	8/15/2021	203,000	200,351	201,985
Manitowoc Foodservice, Inc.	9.50	2/15/2024	250,000	250,000	288,125

Total Beverage, Food and Tobacco			713,000	723,895	770,260

Broadcasting and Entertainment — 4.5%*:
CCO Holdings LLC/CCO Holdings Capital Corp.^	5.75	2/15/2026	500,000	500,000	517,500
DISH DBS Corp.	7.75	7/1/2026	316,000	316,000	356,290
Netflix, Inc.^	4.38	11/15/2026	300,000	300,000	291,000
RCN Telecom Services LLC/RCN Capital Corp.^	8.50	8/15/2020	250,000	256,457	265,000

Total Broadcasting and Entertainment			1,366,000	1,372,457	1,429,790

Buildings and Real Estate — 5.0%*:
Beazer Homes USA, Inc.^	8.75	3/15/2022	194,000	194,000	209,520
BMC East LLC^	5.50	10/1/2024	100,000	100,000	99,750
Brookfield Residential Properties, Inc.^+	6.50	12/15/2020	250,000	249,498	255,625
GEO Group, Inc. (The)	6.00	4/15/2026	250,000	250,000	245,625
M/I Homes, Inc.	6.75	1/15/2021	250,000	250,000	260,625
MPT Operating Partnership LP/MPT Finance Corp.	6.38	3/1/2024	495,000	495,000	517,894

Total Buildings and Real Estate			1,539,000	1,538,498	1,589,039

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Cargo Transport — 2.9%*:
Deck Chassis Acquisition, Inc.^	10.00%	6/15/2023	454,000	$464,714	$468,755
Kenan Advantage Group, Inc.^	7.88	7/31/2023	450,000	464,939	454,500

Total Cargo Transport			904,000	929,653	923,255

Chemicals, Plastics and Rubber — 3.4%*:
A. Schulman, Inc.^	6.88	6/1/2023	250,000	253,045	261,250
Consolidated Energy Finance SA+^	6.75	10/15/2019	370,000	364,870	370,000
LBC Tank Terminals Holding Netherlands BV^	6.88	5/15/2023	250,000	241,338	255,625
LSB Industries, Inc.	8.50	8/1/2019	232,000	204,240	213,440

Total Chemicals, Plastics and Rubber			1,102,000	1,063,493	1,100,315

Containers, Packaging and Glass — 2.0%*:
Coveris Holdings SA^	7.88	11/1/2019	500,000	467,679	496,250
Plastipak Holdings, Inc.^	6.50	10/1/2021	125,000	125,555	130,625

Total Containers, Packaging and Glass			625,000	593,234	626,875

Diversified Natural Resources, Precious Metals and Minerals — 0.8%*:
Kinross Gold Corp.+	5.95	3/15/2024	152,000	158,639	153,900
Kinross Gold Corp.	6.88	9/1/2041	99,000	98,506	91,451

Total Diversified Natural Resources, Precious Metals and Minerals			251,000	257,145	245,351

Diversified/Conglomerate Manufacturing — 3.3%*:
Amsted Industries, Inc.^	5.38	9/15/2024	200,000	193,257	196,500
Boise Cascade Co.^	5.63	9/1/2024	157,000	157,000	155,823
EnPro Industries, Inc.	5.88	9/15/2022	220,000	221,885	226,050
StoneMor Partners LP/Cornerstone Family Services of West Virginia Subsidiary	7.88	6/1/2021	250,000	257,835	227,500
West Corp.^	5.38	7/15/2022	250,000	240,914	241,562

Total Diversified/Conglomerate Manufacturing			1,077,000	1,070,891	1,047,435

Diversified/Conglomerate Service — 3.4%*:
Carlson Travel, Inc.^	9.50	12/15/2024	350,000	350,000	366,187
Infor Software Parent LLC/Infor Software Parent, Inc. PIK^	7.13	5/1/2021	319,000	283,386	328,570
Ritchie Bros Auctioneers, Inc.^	5.38	1/15/2025	139,000	139,000	141,780
Zachry Holdings, Inc.^	7.50	2/1/2020	250,000	252,363	256,563

Total Diversified/Conglomerate Service			1,058,000	1,024,749	1,093,100

Electronics — 4.0%*:
Diamond 1 Finance Corp./Diamond 2 Finance Corp.^	7.13	6/15/2024	154,000	154,000	170,967
NXP BV/NXP Funding LLC^	4.13	6/1/2021	250,000	254,312	258,125
NXP BV/NXP Funding LLC^	4.63	6/1/2023	270,000	270,000	283,500
Prime Security Services Borrower LLC/Prime Finance, Inc.^	9.25	5/15/2023	250,000	250,000	272,188

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Electronics (Continued)
Western Digital Corp.^	10.50%	4/1/2024	250,000	$250,000	$295,625

Total Electronics			1,174,000	1,178,312	1,280,405

Finance — 1.7%*:
Aircastle Ltd.	5.00	4/1/2023	271,000	272,119	276,420
Aircastle Ltd.	5.50	2/15/2022	21,000	22,597	22,260
MSCI, Inc.^	4.75	8/1/2026	250,000	250,000	248,750

Total Finance			542,000	544,716	547,430

Healthcare, Education and Childcare — 9.5%*:
Alere, Inc.^	6.38	7/1/2023	325,000	335,256	322,969
AMN Healthcare, Inc.^	5.13	10/1/2024	231,000	231,000	230,423
Capsugel SA PIK^	7.00	5/15/2019	350,000	351,938	353,062
HCA, Inc.	5.25	6/15/2026	225,000	225,000	232,594
HCA, Inc.	5.38	2/1/2025	375,000	380,908	375,937
Horizon Pharma, Inc./Horizon Pharma USA, Inc.^	8.75	11/1/2024	125,000	125,000	126,563
inVentiv Group Holdings Inc/inVentiv Health Inc/inVentiv Health Clinical, Inc.^	7.50	10/1/2024	156,000	156,000	163,394
Kinetic Concepts, Inc./KCI USA, Inc.^	9.63	10/1/2021	375,000	375,000	396,562
RegionalCare Hospital Partners Holdings, Inc.^	8.25	5/1/2023	132,000	132,000	131,670
Tenet Healthcare Corp.	6.75	6/15/2023	250,000	250,549	220,625
Valeant Pharmaceuticals International, Inc.^	5.50	3/1/2023	118,000	85,813	88,500
Valeant Pharmaceuticals International, Inc.^	6.13	4/15/2025	516,000	447,211	387,645

Total Healthcare, Education and Childcare			3,178,000	3,095,675	3,029,944

Home and Office Furnishings, Housewares, and Durable Consumer Products — 0.7%*:
Louisiana-Pacific Corp.	4.88	9/15/2024	250,000	250,000	242,500

Hotels, Motels, Inns and Gaming — 1.2%*:
Hilton Domestic Operating Co., Inc.^	4.25	9/1/2024	127,000	127,000	123,190
Pinnacle Entertainment, Inc.^	5.63	5/1/2024	250,000	251,220	250,625

Total Hotels, Motels, Inns and Gaming			377,000	378,220	373,815

Insurance — 1.2%*:
Centene Corp.	4.75	1/15/2025	174,000	174,000	169,868
York Risk Services Holding Corp.^	8.50	10/1/2022	250,000	226,642	208,750

Total Insurance			424,000	400,642	378,618

Leisure, Amusement, Entertainment — 5.2%*:
AMC Entertainment Holdings, Inc.^	5.88	11/15/2026	250,000	250,000	255,625
Brunswick Corp.	7.13	8/1/2027	567,000	603,395	661,972
Lions Gate Entertainment Corp.^	5.88	11/1/2024	175,000	175,000	177,625
NCL Corp. Ltd.^	4.75	12/15/2021	250,000	250,000	249,845
WMG Acquisition Corp.^	5.00	8/1/2023	160,000	160,000	160,800

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Leisure, Amusement, Entertainment (Continued)
WMG Acquisition Corp.^	6.75%	4/15/2022	150,000	$151,042	$157,875

Total Leisure, Amusement, Entertainment			1,552,000	1,589,437	1,663,742

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 0.5%*:
Gardner Denver, Inc.^	6.88	8/15/2021	149,000	143,305	148,255

Mining, Steel, Iron and Non-Precious Metals — 5.3%*:
Constellium NV+^	7.88	4/1/2021	300,000	300,000	322,500
Freeport-McMoRan, Inc.	3.55	3/1/2022	253,000	208,439	235,290
Freeport-McMoRan, Inc.	4.00	11/14/2021	107,000	84,863	104,325
Grinding Media, Inc./MC Grinding Media Canada, Inc.^	7.38	12/15/2023	94,000	94,000	98,756
Hecla Mining Co.	6.88	5/1/2021	250,000	218,238	255,625
HudBay Minerals, Inc.^+	7.25	1/15/2023	56,000	56,000	57,960
HudBay Minerals, Inc.^+	7.63	1/15/2025	65,000	65,000	67,560
Novelis Corp.^	5.88	9/30/2026	159,000	159,000	160,590
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp.	7.38	2/1/2020	70,000	69,486	69,650
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp.2^	7.38	2/1/2020	325,000	277,516	323,578

Total Mining, Steel, Iron and Non-Precious Metals			1,679,000	1,532,542	1,695,834

Oil and Gas — 15.6%*:
Chesapeake Energy Corp.^	8.00	1/15/2025	300,000	295,579	306,000
Citgo Holding, Inc.^	10.75	2/15/2020	341,000	344,974	365,722
Continental Resources, Inc.	5.00	9/15/2022	250,000	219,936	252,348
Energy Transfer Equity LP	5.88	1/15/2024	80,000	74,751	82,600
EP Energy LLC/Everest Acquisition Finance, Inc.^	8.00	11/29/2024	150,000	150,000	161,205
EP Energy LLC/Everest Acquisition Finance, Inc.	9.38	5/1/2020	207,000	190,608	190,827
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp.	8.63	6/15/2020	250,000	251,434	246,250
Genesis Energy LP/Genesis Energy Finance Corp.	6.75	8/1/2022	250,000	245,124	259,750
Hornbeck Offshore Services, Inc.	5.88	4/1/2020	250,000	165,918	178,750
Jupiter Resources, Inc.+^	8.50	10/1/2022	479,000	384,150	413,137
Kosmos Energy Ltd.^	7.88	8/1/2021	466,000	444,612	463,670
Newfield Exploration Co.	5.38	1/1/2026	250,000	242,008	254,900
Rowan Cos., Inc.	7.38	6/15/2025	188,000	188,000	191,760
Sabine Pass Liquefaction LLC^	5.88	6/30/2026	250,000	250,000	269,375
SM Energy Co.	6.50	1/1/2023	250,000	188,439	254,063
Sunoco LP/Sunoco Finance Corp.	6.25	4/15/2021	250,000	250,000	254,688
Topaz Marine SA^+	8.63	11/1/2018	400,000	390,587	388,000
Tullow Oil PLC+^	6.25	4/15/2022	250,000	199,964	232,500

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Oil and Gas (Continued)
Welltec A/S+^	8.00%	2/1/2019	200,000	$191,925	$201,000

Total Oil and Gas			5,061,000	4,668,009	4,966,545

Personal Transportation — 0.8%*:
Watco Cos. LLC/Watco Finance Corp.^	6.38	4/1/2023	250,000	250,547	258,750

Printing and Publishing — 0.8%*:
MHGE Parent LLC/MHGE Parent Finance, Inc.^	8.50	8/1/2019	250,000	251,818	251,250

Retail Stores — 1.6%*:
Dollar Tree, Inc.	5.75	3/1/2023	250,000	260,285	264,705
Penske Automotive Group, Inc.	5.50	5/15/2026	250,000	250,000	246,875

Total Retail Stores			500,000	510,285	511,580

Telecommunications — 8.2%*:
Altice Financing SA+^	6.63	2/15/2023	250,000	251,521	256,875
Altice Financing SA+^	7.50	5/15/2026	250,000	250,000	260,000
Digicel Ltd.+^	6.00	4/15/2021	250,000	229,873	226,118
GTT Escrow Corp.^	7.88	12/31/2024	285,000	285,000	297,169
Hughes Satellite Systems Corp.^	6.63	8/1/2026	355,000	354,741	356,775
Numericable-SFR SA+^	6.00	5/15/2022	250,000	251,486	256,563
Numericable-SFR SA+^	7.38	5/1/2026	350,000	350,000	358,750
RP Crown Parent LLC^	7.38	10/15/2024	96,000	96,000	99,600
Sprint Corp.	7.00	8/15/2020	75,000	74,143	79,508
Sprint Corp.	7.88	9/15/2023	416,000	392,924	444,080

Total Telecommunications			2,577,000	2,535,688	2,635,438

Textiles and Leather — 1.3%*:
Hanesbrands, Inc.^	4.63	5/15/2024	167,000	167,000	161,990
Hanesbrands, Inc.^	4.88	5/15/2026	246,000	246,000	240,465

Total Textiles and Leather			413,000	413,000	402,455

Utilities — 1.6%*:
NRG Energy, Inc.^	7.25	5/15/2026	250,000	250,000	248,750
Teine Energy Ltd.+^	6.88	9/30/2022	250,000	230,013	255,312

Total Utilities			500,000	480,013	504,062

Total Corporate Bonds			29,504,000	28,791,511	29,742,093

Total Fixed Income			30,176,215	29,171,912	30,293,026

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2016 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Short-Term Investment — 3.9%*:

Bank Deposit — 3.9%*:
State Street Bank & Trust Co. Euro Time Deposit	0.01%	1/3/2017	1,242,922	$1,242,922	$1,242,922

Total Investments			31,419,137	30,414,834	31,535,948

Other assets and liabilities — 1.2%*					368,726

Net Assets — 100.0%					$31,904,674

PIK	Payment-in-kind

‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
+	Foreign security.

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	87.4%
Canada	3.1%
France	3.1%
Portugal	1.7%
United Arab Emirates	1.3%
Trinidad And Tobago	1.2%
Other (Individually less than 1%)	2.2%

Total	100.0%

^	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
§	Bank loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for bank loans are the current interest rates at December 31, 2016. Bank loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2016 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

December 31, 2016 (Unaudited)

1.	Organization

Barings Funds Trust (formerly known as Babson Capital Funds Trust) (the “Trust”) was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 3, 2013 and commenced operations on September 16, 2013. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of December 31, 2016, the Trust consists of eight funds (separately, a “Fund” and collectively, the “Funds”): Barings Global Floating Rate Fund (formerly known as Babson Global Floating Rate Fund) (“Global Floating Rate Fund”), Barings Global Credit Income Opportunities Fund (formerly known as Babson Global Credit Income Opportunities Fund) (“Global Credit Income Opportunities Fund”), Barings Active Short Duration Bond Fund (formerly known as Babson Active Short Duration Bond Fund) (“Active Short Duration Bond Fund”), Barings Total Return Bond Fund (formerly known as Babson Total Return Bond Fund) (“Total Return Bond Fund”), Barings Emerging Markets Debt Blended Total Return Fund (formerly known as Babson Emerging Markets Debt Blended Total Return Fund) (“Emerging Markets Debt Blended Total Return Fund”), Barings Emerging Markets Local Currency Debt Fund (formerly known as Babson Emerging Markets Local Currency Debt Fund) (“Emerging Markets Local Currency Debt Fund”), Barings Global High Yield Fund (formerly known as Babson Global High Yield Fund) (“Global High Yield Fund”) and Barings U.S. High Yield Fund (formerly known as Babson U.S. High Yield Fund) (“U.S. High Yield Fund”). Each Fund, other than Active Short Duration Bond Fund and Total Return Bond Fund, is a “non-diversified” investment company. Active Short Duration Bond Fund and Total Return Bond Fund commenced operations on July 8, 2015. Emerging Markets Debt Blended Total Return Fund commenced operations on October 21, 2015. Emerging Markets Local Currency Debt Fund commenced operations on December 8, 2015. Global High Yield Fund and U.S. High Yield Fund commenced operations on October 30, 2015.

Barings LLC (the “Adviser”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company, is a registered investment adviser under the 1940 Act, as amended, and serves as investment adviser to the Funds.

Barings Global Advisers Limited (“BGA”), an indirect wholly-owned subsidiary of the Adviser, serves as a sub-adviser with respect to the Global Floating Rate Fund, Global Credit Income Opportunities Fund, Emerging

Markets Debt Blended Total Return Fund and Global High Yield Fund European investments.

During the relavant period, Barings Real Estate Advisers LLC (formerly known as Cornerstone Real Estate Advisers LLC) (“BREA”), a direct wholly-owned subsidiary of the Adviser, served as sub-adviser to the Active Short Duration Bond Fund and Total Return Bond Fund investment in commercial mortgage-backed securities. Effective following the close of markets on December 30, 2016, BREA merged into the Adviser.

The primary investment objective of the Global Floating Rate Fund is to seek a high level of current income. The Fund seeks preservation of capital as a secondary investment objective. The investment objective of the Global Credit Income Opportunities Fund is to seek an absolute return, primarily through current income and secondarily through capital appreciation. The investment objective of the Active Short Duration Bond Fund is to seek to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities. The investment objective of the Total Return Bond Fund is to seek a superior total rate of return by investing in fixed income instruments. The investment objective of the Emerging Markets Debt Blended Total Return Fund is to seek to achieve maximum total return, consistent with preservation of capital and prudent investment management, through high current income generation and, where appropriate, capital appreciation. The investment objective of the Emerging Markets Local Currency Debt Fund is to seek long-term total return through investment in a diversified portfolio of emerging markets local currency denominated debt securities. The investment objective of the Global High Yield Fund is to seek to provide high current income generation and, where appropriate, capital appreciation. The investment objective of the U.S. High Yield Fund is to seek to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities.

There can be no assurance that the Funds will achieve their investment objectives. Under normal market conditions, the Global Floating Rate Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in income producing floating rate debt securities, consisting of floating rate loans, bonds and notes, issued primarily by North American and Western European companies that are, at the time of purchase, rated below-investment grade

Barings Funds Trust 2016 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2016 (Unaudited)

(below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by either Standard & Poor’s Rating Services, a division of the McGraw-Hill Company, Inc. (“S&P”) or Fitch, Inc. (“Fitch”)) or unrated but judged by the Adviser or BGA to be of comparable quality. Under normal market conditions, the Global Credit Income Opportunities Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in debt instruments, consisting of loans, bonds and notes, based in U.S. and non-U.S. markets, as well as over-the-counter and exchange traded derivatives. Investments may be issued or guaranteed by governments and their agencies, corporations, financial institutions and supranational organizations that the Global Floating Rate Fund and Global Credit Income Opportunities Fund believe have the potential to provide a high total return over time. A significant portion of the Global Floating Rate Fund and Global Credit Income Opportunities Fund’s investments in debt instruments will be denominated in a currency other than the U.S. dollar. Although the investments in non-U.S. dollar denominated assets may be on a currency hedged or unhedged basis, the Global Floating Rate Fund and Global Credit Income Opportunities Fund expect that, under current market conditions, they will seek to hedge substantially all of their exposure to foreign currencies. Under normal market conditions, the Active Short Duration Bond Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in investment grade fixed income securities (rated Baa or higher by Moody’s or BBB or higher by S&P or, if unrated, determined to be of comparable quality by the Adviser). These typically include U.S. dollar-denominated corporate obligations, securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, U.S. and foreign issuer dollar-denominated bonds including, but not limited to, corporate obligations, government and agency issues, private placement bonds, securities subject to resale pursuant to Rule 144A, mortgage-backed, and other asset-backed securities. Under normal market conditions, the Total Return Bond Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in fixed income securities. These typically include: U.S. dollar denominated corporate obligations and bank loans, securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, U.S. and foreign issuer dollar denominated bonds including, but not limited to, corporate obligations, government and agency issues, private placement bonds, securities subject to resale pursuant to Rule 144A, convertible bonds, mortgage-backed, and other asset-backed securities. Under normal market conditions, the Emerging Markets Debt Blended Total Return Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in (i) securities denominated in currencies of the emerging market countries, (ii) fixed income securities or debt instruments issued by emerging market entities or sovereign nations, and/or (iii) debt instruments denominated in or based on the currencies, interest rates, or issues of emerging market countries. Emerging market countries are defined to include any country that did not become a member of the Organization for Economic Cooperation and Development (O.E.C.D.) prior to 1975 and Turkey. Certain emerging market countries are referred to as “frontier” market countries. The Fund will likely focus its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. Under normal market conditions, the Emerging Markets Local Currency Debt Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in local currency-denominated debt instruments issued by emerging markets governments, and their quasi sovereign agencies (including supranational and sub-national government issuers). The Adviser will select the Fund’s country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments, and any other specific factors the Adviser believes to be relevant. The Fund will likely focus its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. Under normal conditions, the Global High Yield Fund will invest at least 80% of its net assets (including the amount of any borrowing for investment purposes) in below investment grade (“high yield”) fixed and floating rate corporate debt securities including bonds, notes and other fixed and floating rate income securities issued primarily by North American and Western European companies. For this purpose, debt instruments issued by issuers based in the Channel Islands, Cayman Islands and Bermuda will be considered North American and Western European companies. Such debt securities may be secured or unsecured, and, either senior or subordinated. Secured debt means that collateral has been pledged as security against default, while investors in senior debt instruments are legally entitled to be repaid ahead of investors in subordinated (i.e. non-senior) instruments issued by the same corporation. Derivative instruments that provide

Barings Funds Trust 2016 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2016 (Unaudited)

exposure to such high yield debt securities or have similar economic characteristics may be used to satisfy the Fund’s 80% policy. The Adviser expects that such instruments will primarily, at the time of purchase, be rated below investment grade (commonly referred to as “junk bonds”) by at least one credit rating agency (below Baa3 by Moody’s or below BBB- by either S&P, or Fitch) or unrated but judged by the Adviser or BGA, to be of comparable quality. The Fund may invest in high yield securities of any rating, including securities that are in default at the time of purchase. Under normal circumstances, the U.S. High Yield Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in lower rated fixed income securities (rated below Baa3 by Moody’s or BBB by S&P (using the lower rating) or, if unrated, determined by the Adviser to be of comparable quality), and at least 80% of its net assets (including the amount of any borrowings for investment purposes) in securities of U.S. issuers. The Fund may also invest in convertible securities, preferred stocks, warrants, bank loans, and other fixed income securities, including Rule 144A securities, of both U.S. and foreign issuers. Currently, the Adviser does not expect that the Fund will invest more than 20% of its total assets in bank loans. The Fund may invest up to 15% of its total assets in securities that are not denominated in U.S. dollars including, but not limited to, corporate bonds, government and agency issues, Rule 144A securities, convertible securities, bank loans, mortgage-backed, and asset-backed securities.

Each Fund, with the exception of Active Short Duration Bond Fund which has no sales charge on any class, has four classes of shares: Class A, C, I, and Y, each with different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class C, I, and Y shares. There may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without an initial sales charge and redeemed within the first year of purchase (subject to certain exceptions as set forth in each Fund’s prospectus) and Class C shares redeemed within the first year of purchase. All classes of shares have equal voting rights, with the exception of matters that relate solely to one class.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.	Valuation of Investments

The Funds’ investments in fixed income securities are generally valued using the prices provided directly by independent third party services or provided directly from one or more broker dealers or market makers, each in accordance with the valuation policies and procedures approved by the Funds’ Board of Trustees (the “Board”).

The pricing services may use valuation models or matrix pricing, which consider yield or prices with respect to comparable bond quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as credit rating, interest rates and maturity date to determine the current value. The Funds’ investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Funds’ valuation policies and procedures approved by the Board. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Derivative financial instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Futures traded on inactive markets are valued using broker quotations. OTC derivative financial instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of an independent pricing service providers or broker dealer quotations. Depending on the derivative type and the terms of the derivative, the value of the derivative financial instruments is assigned by independent pricing service providers using a series of techniques, which may include pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, volatilities, dividends and exchange rates.

The assets and liabilities shown in the Statements of Assets and Liabilities related to investments purchased for “to-be-announced” (“TBA”) or when-issued securities approximate fair value and are determined using Level 2 inputs, as of December 31, 2016. The assets and liabilities shown in the Statements of Assets and Liabilities related to cash collateral held at broker for futures contracts are determined using Level 1 inputs as of December 31, 2016.

Barings Funds Trust 2016 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2016 (Unaudited)

A Valuation Committee, made up of officers of the Trust and employees of the Adviser, is responsible for determining, in accordance with the Funds’ valuation policies and procedures approved by the Board; (1) whether market quotations are readily available for investments held by the Fund; and (2) the fair value of investments held by the Fund for which market quotations are not readily available or are deemed not reliable by the Adviser. In certain cases, authorized pricing service vendors may not provide prices for a security held by the Funds, or the price provided by such pricing service vendor is deemed unreliable by the Adviser. In such cases, the Funds may use market maker quotations provided by an established market maker for that security (i.e., broker quotes) to value the security if the Adviser has experience obtaining quotations from the market maker and the Adviser determines that quotations obtained from the market maker in the past have generally been reliable (or, if the Adviser has no such experience with respect to a market maker, it determines based on other information available to it that quotations to be obtained by it from the market maker are reasonably likely to be reliable). In any such case, the Adviser will review any market quotations so obtained in light of other information in its possession for their general reliability.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Bank loan positions are valued at the bid price from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.

Bank loans in which the Funds may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults.

Senior secured bank loans are supported by collateral; however, the value of the collateral may be insufficient to cover the amount owed to the Funds. By relying on a third party to administer a loan, the Funds are subject to the risk that the third party will fail to perform its obligations. The loans in which the Funds will invest are largely floating rate instruments; therefore, the interest rate risk generally is lower than for fixed-rate debt obligations. However, from the perspective of the borrower, an increase in interest rates may adversely affect the borrower’s financial condition. Due to the unique and customized nature of loan agreements evidencing loans and the private syndication thereof, loans are not as easily purchased or sold as publicly traded securities. Although the range of investors in loans has broadened in recent years, there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent. These factors may have an adverse effect on the market price and the Funds’ ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Funds to obtain precise valuations of the high yield loans in its portfolio.

The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Barings Funds Trust 2016 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2016 (Unaudited)

Fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. For example, market participants would consider the risk inherent in a particular valuation technique used to measure fair value, such as a pricing model, and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used as of December 31, 2016 in valuing the Funds’ investments:

Global Floating Rate Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL INVESTMENTS

Assets:*
Equities:
Common Stocks	$–	$7,810	$144,456	**	$152,266

Total Equities	–	7,810	144,456		152,266

Fixed Income:
Bank Loans	–	133,639,936	164,381		133,804,317
Corporate Bonds	–	13,144,707	–		13,144,707

Total Fixed Income	–	146,784,643	164,381		146,949,024

Short-Term Investment	–	20,677,603	–		20,677,603
Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	297,336	–		297,336

Total	$–	$167,767,392	$308,837		$168,076,229

Liabilities:*
Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	(1,660)	–		(1,660)

Total Investments	$–	$167,765,732	$308,837		$168,074,569

*	There were no transfers between levels during the period ended December 31, 2016.
**	Includes two securities valued at $0.

Barings Funds Trust 2016 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2016 (Unaudited)

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

INVESTMENTS IN SECURITIES	BALANCE AS OF JULY 1, 2016	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET TRANSFERS IN (OUT) OF LEVEL 3	ACCRUED PREMIUMS/ DISCOUNTS	PURCHASES	SALES	BALANCE AS OF DECEMBER 31, 2016	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS HELD AT DECEMBER 31, 2016

Equities
Common Stock	$–	$–	$13,445	$–	$–	$131,011	$–	$144,456	$13,445

Fixed Income
Bank Loans	$221,345	$–	$(68,076)	$–	$349	$17,328	$–	$170,946	$(68,075)

Total	$221,345	$–	$(54,631)	$–	$349	$148,339	$–	$315,402	$(54,631)

Global Credit Income Opportunities Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL INVESTMENTS

Assets:*
Equities:
Common Stocks	$–	$3,905	$496,329	**	$500,234

Total Equities	–	3,905	496,329		500,234

Fixed Income:
Asset-Backed Securities	–	15,351,249	487,401		15,838,650
Bank Loans	–	29,883,064	182,959		30,066,023
Corporate Bonds	–	66,405,035	–		66,405,035

Total Fixed Income	–	111,639,348	670,360		112,309,708

Short-Term Investment	–	6,712,542	–		6,712,542
Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	358,535	–		358,535

Total	$–	$118,714,330	$1,166,689		$119,881,019

Liabilities:*
Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	(4,208)	–		(4,208)

Total Investments	$–	$118,710,122	$1,166,689		$119,876,811

*	There were no transfers between levels during the period ended December 31, 2016.
**	Includes two securities valued at $0.

Barings Funds Trust 2016 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2016 (Unaudited)

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

INVESTMENTS IN SECURITIES	BALANCE AS OF JULY 1, 2016	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET TRANSFERS IN (OUT) OF LEVEL 3	ACCRUED PREMIUMS/ DISCOUNTS	PURCHASES	SALES	BALANCE AS OF DECEMBER 31, 2016	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS HELD AT DECEMBER 31, 2016

Equities
Common Stock	$418,595	$–	$77,734	$–	$–	$–	$–	$496,329	$77,734

Fixed Income
Bank Loans	$221,345	$–	$(68,075)	$–	$348	$35,905	$–	$189,523	$(68,075)

Asset Backed Securities	$–	$–	$(22)	$–	$22	$487,401	$–	$487,401	$(22)

Total	$639,940	$–	$9,637	$–	$370	$523,306	$–	$1,173,253	$9,637

Active Short Duration Bond Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:*
Fixed Income:
Asset-Backed Securities	$–	$71,060,973	$7,279,000	$78,339,973
Corporate Bonds	–	104,973,075	–	104,973,075
Mortgage-Backed Securities	–	7,792,183	–	7,792,183
U.S. Treasury & Government Agencies	–	51,066,227	–	51,066,227

Total Fixed Income	–	234,892,458	7,279,000	242,171,458

Short-Term Investments:
Bank Deposit	–	2,119,459	–	2,119,459
Commercial Paper	–	6,999,405	–	6,999,405

Total Short-Term Investments	–	9,118,864	–	9,118,864

Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	266,105	–	266,105
Futures**	–	77,366	–	77,366

Total Derivative Securities	–	343,471	–	343,471

Total	$–	$244,354,793	$7,279,000	$251,633,793

Liabilities:*
Derivative Securities:
Centrally Cleared Credit Default Swaps**	–	(22,966)	–	(22,966)
Forward Foreign Currency Exchange Contracts	–	(255,735)	–	(255,735)
Futures**	–	(23,512)	–	(23,512)
OTC – Credit Default Swaps	–	(29,569)	–	(29,569)

Total Derivative Securities	–	(331,782)	–	(331,782)

Total Investments	$–	$244,023,011	$7,279,000	$251,302,011

*	There were no transfers between levels during the period ended December 31, 2016.
**	Centrally Cleared Swaps and Futures are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statement of Assets and Liabilities.

Barings Funds Trust 2016 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2016 (Unaudited)

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

INVESTMENTS IN SECURITIES	BALANCE AS OF JULY 1, 2016	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET TRANSFERS IN (OUT) OF LEVEL 3	ACCRUED PREMIUMS/ DISCOUNTS	PURCHASES	SALES	BALANCE AS OF DECEMBER 31, 2016	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS HELD AT DECEMBER 31, 2016

Asset Backed Securities	$–	$–	$(22,298)	$–	$68	$7,302,077	$(847)	$7,279,000	$(22,298)

Total	$–	$–	$(22,298)	$–	$68	$7,302,077	$(847)	$7,279,000	$(22,298)

Total Return Bond Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:*
Fixed Income:
Asset-Backed Securities	$–	$5,649,335	$928,090	$6,577,425
Corporate Bonds	–	8,723,749	–	8,723,749
Foreign Government	–	169,170	–	169,170
Mortgage-Backed Securities	–	633,081	–	633,081
U.S. Treasury & Government Agencies	–	7,443,163	–	7,443,163

Total Fixed Income	–	22,618,498	928,090	23,546,588

Mutual Fund:
Mutual Fund	2,468,842	–	–	2,468,842
Short-Term Investments:
Bank Deposit	–	707,678	–	707,678
Commercial Paper	–	4,445,712	–	4,445,712

Total Short-Term Investments	–	5,153,390	–	5,153,390

Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	113,553	–	113,553
Futures**	–	825	–	825

Total Derivative Securities	–	114,378	–	114,378

Total	$2,468,842	$27,886,266	$928,090	$31,283,198

Liabilities:*
Derivative Securities:
Centrally Cleared Credit Default Swaps**	–	(7,205)	–	(7,205)
Forward Foreign Currency Exchange Contracts	–	(114,839)	–	(114,839)
Futures**	–	(17,107)	–	(17,107)
OTC – Credit Default Swaps	–	(7,392)	–	(7,392)

Total Derivative Securities	–	(146,543)	–	(146,543)

Total Investments	$2,468,842	$27,739,723	$928,090	$31,136,655

*	There were no transfers between levels during the period ended December 31, 2016.
**	Centrally Cleared Swaps and Futures are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statement of Assets and Liabilities.

Barings Funds Trust 2016 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2016 (Unaudited)

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

INVESTMENTS IN SECURITIES	BALANCE AS OF JULY 1, 2016	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET TRANSFERS IN (OUT) OF LEVEL 3	ACCRUED PREMIUMS/ DISCOUNTS	PURCHASES	SALES	BALANCE AS OF DECEMBER 31, 2016	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS HELD AT DECEMBER 31, 2016

Asset
Backed Securities	$–	$–	$(9,442)	$–	$18	$937,595	$81	$928,090	$(9,442)

Total	$–	$–	$(9,442)	$–	$18	$937,595	$81	$928,090	$(9,442)

Emerging Markets Debt Blended Total Return Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:*
Fixed Income:
Corporate Bonds	$–	$3,367,765	$–	$3,367,765
Foreign Government	–	6,126,126	–	6,126,126

Total Fixed Income	–	9,493,891	–	9,493,891

Short-Term Investment	–	98,880	–	98,880
Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	291,224	–	291,224
Futures**	–	2,868	–	2,868
Interest Rate Swaps	–	23,437	–	23,437

Total Derivative Securities	–	317,529	–	317,529

Total	$–	$9,910,300	$–	$9,910,300

Liabilities:*
Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	(288,771)	–	(288,771)
Interest Rate Swaps	–	(12,765)	–	(12,765)

Total Derivative Securities	–	(301,536)	–	(301,536)

Total Investments	$–	$9,608,764	$–	$9,608,764

*	There were no transfers between levels during the period ended December 31, 2016.
**	Centrally Cleared Swaps and Futures are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statement of Assets and Liabilities.

Barings Funds Trust 2016 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2016 (Unaudited)

Emerging	Markets Local Currency Debt Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:*
Fixed Income:
Foreign Government	$–	$4,381,124	$–	$4,381,124

Total Fixed Income	–	4,381,124	–	4,381,124

Short-Term Investment	–	339,448	–	339,448
Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	214,664	–	214,664
Interest Rate Swaps	–	23,993	–	23,993

Total Derivative Securities	–	238,657	–	238,657

Total	$–	$4,959,396	$–	$4,959,396

Liabilities:*
Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	(198,818)	–	(198,818)
Interest Rate Swaps	–	(30,115)	–	(30,115)

Total Derivative Securities	–	(228,933)	–	(228,933)

Total Investments	$–	$4,730,296	$–	$4,730,296

*	There were no transfers between levels during the period ended December 31, 2016.

Global High Yield Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:*
Fixed Income:
Corporate Bonds	$–	$26,181,756	$–	$26,181,756

Total Fixed Income	–	26,181,756	–	26,181,756

Short-Term Investment	–	280,202	–	280,202
Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	109,460	–	109,460

Total	$–	$26,571,418	$–	$26,571,418

Liabilities:*
Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	(2,354)	–	(2,354)

Total Investments	$–	$26,569,064	$–	$26,569,064

*	There were no transfers between levels during the period ended December 31, 2016.

Barings Funds Trust 2016 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2016 (Unaudited)

U.S. High Yield Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:*
Fixed Income:
Bank Loans	$–	$550,933	$–	$550,933
Corporate Bonds	–	29,742,093	–	29,742,093

Total Fixed Income	–	30,293,026	–	30,293,026

Short-Term Investment	–	1,242,922	–	1,242,922

Total	$–	$31,535,948	$–	$31,535,948

Total Investments	$–	$31,535,948	$–	$31,535,948

*	There were no transfers between levels during the period ended December 31, 2016.

B.	When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

The Funds may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

C.	Cash and Short-Term Investments

Cash and cash equivalents consist principally of short-term investments that are readily convertible into cash and have original maturities of three months or less. At December 31, 2016, all cash and cash equivalents are held by the custodian.

D.	Investment Transactions, Related Investment Income and Expenses

Investment transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

Expenses are recorded on the accrual basis as incurred.

E.	Redemption Fees

Effective July 1, 2015, the Funds no longer had redemption fees.

Barings Funds Trust 2016 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2016 (Unaudited)

F.	Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

G.	Federal Income Taxation

The Funds have elected to be taxed as a Regulated Investment Company (“RIC”) under sub-chapter M of the U.S. Internal Revenue Code of 1986, as amended, and intend to maintain this qualification and to distribute substantially all of their net taxable income to their shareholders. As of December 31, 2016, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Funds file a U.S. federal income tax return annually after their fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of the filings.

H.	Dividends and Distributions

Each Fund declares a dividend daily based on the Adviser’s projections of the Funds’ estimated net investment income and distributes such dividend monthly. To the extent that these distributions exceed net investment income, they may be classified as return of capital. The Funds also pay a distribution at least annually from their net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Funds’ distributions for each calendar year is reported on Internal Revenue Service Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Funds for financial reporting purposes. These differences, which could be temporary or permanent in nature may result in reclassification of distributions; however, net investment income, net realized gains and losses, and net assets are not affected.

I.	Bank Loans

The Funds may invest in bank loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. The Funds record an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

The loans in which the Funds invest may be subject to some restrictions on resale. For example, the Funds may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Funds generally have no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Funds assume the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Funds and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Funds may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Funds to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statements of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments presented on the Statements of

Barings Funds Trust 2016 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2016 (Unaudited)

Assets and Liabilities represents mark to market of the unfunded portion of the Funds’ bank loans. As of December 31, 2016, the following Funds had unfunded loan commitments:

FUND	SECURITY	AMOUNT
Global Floating Rate Fund	Boomerang Tube, LLC, 15.00%, 2/2/2020	$6,565
Global Credit Income Opportunities Fund	Boomerang Tube, LLC, 15.00%, 2/2/2020	$6,565

J.	Derivative Instruments

The following is a description of the derivative instruments that the Funds utilize as part of their investment strategy, including the primary underlying risk exposures related to the instrument.

The Funds are subject to foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may use forward foreign currency exchange contracts to hedge against changes in the value of foreign currencies. The Funds may enter into forward foreign currency exchange contracts obligating the Funds to deliver or receive a currency at a specified future date. Forward contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract expires. Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk quarterly. The Funds are also subject to credit risk with respect to the counterparties to derivative contracts that are not cleared through a central counterparty but instead are traded over-the-counter between two counterparties. If a counterparty to an over-the-counter derivative becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Funds may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Funds may obtain only a limited recovery or may obtain no recovery in such circumstances. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Funds. In addition, in the event of a bankruptcy of a clearing house, the Funds could experience a loss of the funds deposited with such clearing house as margin and of any profits on its open positions. The counterparty risk to the Funds is limited to the net unrealized gain, if any, on the contract.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Funds’ investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it would also limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the amount of receivable or payable reflected on the Statement of Assets and Liabilities.

The Funds may purchase and sell futures contracts to enhance returns, to attempt to hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by a Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. Each Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

The Funds may purchase call or put options. When a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current fair value of the option purchased. Purchasing call options tends to increase the Fund’s exposure to the

Barings Funds Trust 2016 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2016 (Unaudited)

underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risks associated with purchasing put and call options are potential loss of the premium paid and, in the instances of over-the-counter derivatives, the failure of the counterparty to honor its obligation under the contract.

The Funds may enter into swap options (“swaptions”). A swaption is an option to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed rate receiver or a fixed rate buyer. Depending on the terms of the particular option agreement, a Fund generally will incur a greater degree of risk when the Fund writes a swaption than the Fund will incur when it purchases a swaption. When a Fund purchases a swaption, the Fund’s risk of loss is limited to the amount of the premium it has paid should it decide to let the swaption expire unexercised.

When a Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when a Fund writes a put option, it is exposed to a decline in the price of the underlying security.

Whether an option which a Fund has written expires on its stipulated expiration date or a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the cost basis of the lots sold are decreased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise of the option. Realized gains (losses) on purchased options are included in net realized gain (loss) from investments.

The Funds’ use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Funds’ exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities, currencies and interest rates.

The Funds may enter into credit default swap contracts. As a seller of a credit default swap contract (“seller of protection”), a Fund is required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty (or central clearing party in the case of centrally cleared swaps) in the event of a default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund receives from the counterparty (or central clearing party in the case of centrally cleared swaps) a periodic stream of payments over the term of the contract.

As a purchaser of a credit default swap contract (“buyer of protection”), a Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty (or central clearing party in the case of centrally cleared swaps) in the event of default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund would make periodic payments to the counterparty (or central clearing party in the case of centrally cleared swaps) over the term of the contracts, provided no event of default has occurred.

These credit default swaps may have as a reference obligation corporate or sovereign issuers or credit indices. These credit indices are comprised of a basket of securities representing a particular sector of the market. During the period, Active Short Duration Bond Fund and Total Return Bond Fund entered into credit default swaps based on a CMBX index, which is comprised of commercial mortgage-backed securities and a CDX index, which is comprised of North American and Emerging Market companies.

Barings Funds Trust 2016 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2016 (Unaudited)

Credit default swaps are fair valued based upon quotations from counterparties, brokers or market-makers and the change in value, if any, is recorded as an unrealized appreciation or depreciation. For a credit default swap sold by a Fund, payment of the agreed-upon amount made by a Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by a Fund, the agreed-upon amount received by a Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by a Fund.

Any upfront payments made or received upon entering a credit default swap contract would be amortized or accreted over the life of the swap and recorded as realized gains or losses. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap agreement. The value and credit rating of each credit default swap where a Fund is the seller of protection, are both measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the central clearing party daily.

Entering into swap agreements involves counterparty and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, that there may be unfavorable changes in interest rates, and, in the case of credit default swaps, that the Adviser does not correctly predict the creditworthiness of the issuers of the reference obligation on which the credit default swap is based. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the central clearing party.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

During the period ended December 31, 2016, the Funds’ direct investment in derivatives consisted of forward foreign currency exchange contracts, futures contracts, credit default swaps, interest rate swaps and purchased options.

Barings Funds Trust 2016 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2016 (Unaudited)

The following is a summary of the fair value of derivative instruments held directly by the Funds as of December 31, 2016:

Global Floating Rate Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$297,015

Total		$297,015

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts	$(1,339)

Total		$(1,339)

Global Credit Income Opportunities Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$358,535

Total		$358,535

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts	$(4,208)

Total		$(4,208)

Active Short Duration Bond Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$266,105	$–	$–	$266,105
Futures Contracts	Includes cumulative unrealized appreciation/ depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.	–	77,366	–	77,366
Swaps Contracts	Swap contracts, at fair value	–	–	7,210	7,210

Total		$266,105	$77,366	$7,210	$350,681

Barings Funds Trust 2016 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2016 (Unaudited)

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK		TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts	$(255,735)	$–	$		$(255,735)
Futures Contracts	Includes cumulative unrealized appreciation/ depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.		(23,512)		–	(23,512)
Swaps Contracts	Swap contracts, at fair value		–		(13,622)	(13,622)

Total		$(255,735)	$(23,512)		$(13,622)	$(292,869)

Total Return Bond Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$113,553	$–	$–	$113,553
Futures Contracts	Includes cumulative unrealized appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.	–	825	–	825
Swaps Contracts	Swap contracts, at fair value	–	–	1,855	1,855

Total		$113,553	$825	$1,855	$116,233

Barings Funds Trust 2016 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2016 (Unaudited)

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK		TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts	$(114,839)	$–	$		$(114,839)
Futures Contracts	Includes cumulative unrealized appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.		(17,107)		–	(17,107)
Swaps Contracts	Swap contracts, at fair value		–		(3,553)	(3,553)

Total		$(114,839)	$(17,107)		$(3,553)	$(135,499)

Emerging Markets Debt Blended Total Return Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$291,224	$–	$291,224
Futures Contracts	Includes cumulative unrealized appreciation/ depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.	–	2,868	2,868
Swaps Contracts	Swap contracts, at fair value		23,437	23,437

Total		$291,224	$26,305	$317,529

Barings Funds Trust 2016 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2016 (Unaudited)

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts	$(288,771)	$–	$(288,771)
Swaps Contracts	Swap contracts, at fair value		(12,765)	(12,765)

Total		$(288,771)	$(12,765)	$(301,536)

Emerging Markets Local Currency Debt Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$214,664	$–	$214,664
Swaps Contracts	Swap contracts, at fair value		15,927	15,927

Total		$214,664	$15,927	$230,591

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts	$(198,818)	$–	$(198,818)
Swaps Contracts	Swap contracts, at fair value		(30,115)	(30,115)

Total		$(198,818)	$(30,115)	$(228,933)

Global High Yield Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$109,460

Total		$109,460

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts	$(2,354)

Total		$(2,354)

Barings Funds Trust 2016 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2016 (Unaudited)

Amount of Realized Gain/(Loss) on Derivatives:

Global Floating Rate Fund

FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	$3,668,258

Total	$3,668,258

Global Credit Income Opportunities Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$2,957,387	$–	$2,957,387
Purchased Options	–	(319,720)	(319,720)

Total	$2,957,387	$(319,720)	$2,637,667

Active Short Duration Bond Fund

	INTEREST RATE RISK	CREDIT RISK	TOTAL
Futures Contracts	$809,340	$–	$809,340
Swaps Contracts	–	(11,561)	(11,561)

Total	$809,340	$(11,561)	$797,779

Total Return Bond Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$833	$–	$–	$833
Futures Contracts	–	(101,606)	–	(101,606)
Swaps Contracts	–	–	(14,347)	(14,347)

Total	$833	$(101,606)	$(14,347)	$(115,120)

Emerging Markets Debt Blended Total Return Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$78,437	$–	$78,437
Futures Contracts	–	1	1
Swaps Contracts	–	7,337	7,337

Total	$78,437	$7,338	$85,775

Emerging Markets Local Currency Debt Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$20,587	$–	$20,587
Futures Contracts	–	(160)	(160)
Swaps Contracts	–	10,498	10,498

Total	$20,587	$10,338	$30,925

Barings Funds Trust 2016 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2016 (Unaudited)

Global High Yield Fund

FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	$623,851

Total	$623,851

Change in Unrealized Appreciation/(Depreciation) on Derivatives:

Global Floating Rate Fund

FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	$295,675

Total	$295,675

Global Credit Income Opportunities Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$(1,024,556)	$–	$(1,024,556)

Total	$(1,024,556)	$–	$(1,024,556)

Active Short Duration Bond Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$12,342	$–	$–	$12,342
Futures Contracts	–	173,895	–	173,895
Swaps Contracts	–	–	11,299	11,299

Total	$12,342	$173,895	$11,299	$197,536

Total Return Bond Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$327	$–	$–	$327
Futures Contracts	–	(107,400)	–	(107,400)
Swaps Contracts	–	–	2,996	2,996

Total	$327	$(107,400)	$2,996	$(104,077)

Emerging Markets Debt Blended Total Return Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$(31,084)	$–	$(31,084)
Futures Contracts	–	2,868	2,868
Swaps Contracts	–	(3,270)	(3,270)

Total	$(31,084)	$(402)	$(31,486)

Barings Funds Trust 2016 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2016 (Unaudited)

Emerging Markets Local Currency Debt Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$17,042	$–	$17,042
Futures Contracts	–	1	1
Swaps Contracts	–	(42,602)	(42,602)

Total	$17,042	$(42,601)	$(25,559)

Global High Yield Fund

FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	$(173,783)

Total	$(173,783)

Global Floating Rate Fund

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OF SHARES/UNITS	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts(1)	34,370,432

Total	34,370,432

(1)	Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.

Global Credit Income Opportunities Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	TOTAL
Forward Foreign Currency Exchange Contracts(1)	$30,748,097	$–	$30,748,097
Purchased Options(1)	–	42,920,000	42,920,000

Total	$30,748,097	$42,920,000	$73,668,097

(1)	Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.

Active Short Duration Bond Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts(1)	$8,476,826	$–	$–	$8,476,826
Futures Contracts(2)	–	231	–	231
Swap Contracts(1)	–	–	2,050,000	2,050,000

Total	$8,476,826	$231	$2,050,000	$10,527,057

(1)	Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.
(2)	Volume of derivative activity is based on an average of month-end contracts outstanding during the period.

Barings Funds Trust 2016 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2016 (Unaudited)

Total Return Bond Fund

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OF SHARES/ UNITS	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts(1)	3,910,247	–	–	3,910,247
Futures Contracts(2)	–	5	–	5
Swap Contracts(1)	–	–	610,000	610,000

Total	3,910,247	5	610,000	4,520,252

(1)	Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.
(2)	Volume of derivative activity is based on an average of month-end contracts outstanding during the period.

Emerging Markets Debt Blended Total Return Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	TOTAL
Forward Foreign Currency Exchange Contracts(1)	$13,516,875	$–	$13,516,875
Futures Contracts(2)	–	2	2
Swap Contracts(1)	–	287,026,211	287,026,211

Total	$13,516,875	$287,026,213	$300,543,088

(1)	Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.
(2)	Volume of derivative activity is based on an average of month-end contracts outstanding during the period.

Emerging Markets Local Currency Debt Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	TOTAL
Forward Foreign Currency Exchange Contracts(1)	$9,205,551	$–	$9,205,551
Futures Contracts(2)	–	1	1
Swap Contracts(1)	–	238,182,963	238,182,963

Total	$9,205,551	$238,182,964	$247,388,515

(1)	Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.
(2)	Volume of derivative activity is based on an average of month-end contracts outstanding during the period.

Global High Yield Fund

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OF SHARES/UNITS	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts(1)	6,657,539

Total	$6,657,539

(1)	Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.

K.	Disclosures about Offsetting Assets and Liabilities

The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help better assess the effect or potential effect of offsetting arrangements on a Fund’s financial position. In addition, FASB issued Accounting Standards Update No. 2013-01 “Clarifying the Scope of Offsetting Assets and Liabilities” (“ASU 2013-01”), specifying which transactions are subject to disclosures about offsetting. In order to better define its contractual rights and to secure rights that will

Barings Funds Trust 2016 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2016 (Unaudited)

help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

The following tables illustrate gross and net information about recognized assets eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as cash collateral, through a single payment in the event of default on or termination of any one contract:

Global Floating Rate Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$297,336	$–	$297,336

Total	$297,336	$–	$297,336

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
Morgan Stanley & Co.	$297,336	$(1,660)	$–	$295,676

Total	$297,336	$(1,660)	$–	$295,676

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2016.

Barings Funds Trust 2016 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2016 (Unaudited)

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$1,660	$–	$1,660

Total	$1,660	$–	$1,660

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL PLEDGED (a)	NET AMOUNT (b)
Morgan Stanley & Co.	$1,660	$(1,660)	$–	$–

Total	$1,660	$(1,660)	$–	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2016.

Global Credit Income Opportunities Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$358,535	$–	$358,535

Total	$358,535	$–	$358,535

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
Citibank N.A.	$126,766	$–	$126,766	$–
JPMorgan Chase Bank N.A.	231,657	–	231,657	–
Morgan Stanley & Co.	112	(112)	–	–

Total	$358,535	$(112)	$358,423	$–

Barings Funds Trust 2016 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2016 (Unaudited)

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2016.

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$4,208	$–	$4,208

Total	$4,208	$–	$4,208

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL PLEDGED (a)	NET AMOUNT (b)
Morgan Stanley & Co.	$4,208	$(112)	$—	$4,096

Total	$4,208	$(112)	$—	$4,096

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2016.

Active Short Duration Bond Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$266,105	$—	$266,105
Swap Contracts	5,624	—	5,624

Total	$271,729	$—	$271,729

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
Goldman Sachs & Co.	$5,624	$—	$—	$5,624
JPMorgan Chase Bank N.A.	266,105	(266,105)	—	—

Total	$271,729	$(266,105)	$—	$5,624

Barings Funds Trust 2016 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2016 (Unaudited)

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2016.

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$255,735	$—	$255,735
Swap Contracts	13,622	—	13,622

Total	$269,357	$—	$269,357

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL PLEDGED (a)	NET AMOUNT (b)
JPMorgan Chase Bank N.A.	$269,357	$(266,105)	$—	$3,252

Total	$269,357	$(266,105)	$—	$3,252

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2016.

Total Return Bond Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$113,553	$—	$113,553
Swap Contracts	1,357	—	1,357

Total	$114,910	$—	$114,910

Barings Funds Trust 2016 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2016 (Unaudited)

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
Bank of America N.A.	$283	$(283)	$—	$—
BNP Paribas S.A.	6,419	(2,898)	—	3,521
Citibank N.A.	72	(72)	—	—
Goldman Sachs & Co.	1,360	—	—	1,360
JPMorgan Chase Bank N.A.	106,776	(106,776)	—	—

Total	$114,910	$(110,029)	$—	$4,881

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2016.

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$114,839	$—	$114,839
Swap Contracts	3,553	—	3,553

Total	$118,392	$—	$118,392

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL PLEDGED (a)	NET AMOUNT (b)
Bank of America N.A.	$2,330	$(283)	$—	$2,047
BNP Paribas S.A.	2,898	(2,898)	—	—
Citibank N.A.	1,448	(72)	—	1,376
JPMorgan Chase Bank N.A.	111,716	(106,776)	—	4,940

Total	$118,392	$(110,029)	$—	$8,363

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2016.

Barings Funds Trust 2016 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2016 (Unaudited)

Emerging Markets Debt Blended Total Return Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$291,224	$—	$291,224
Swap Contracts	23,437	—	23,437

Total	$314,661	$—	$314,661

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
Bank of America N.A.	$15,105	$(15,105)	$—	$—
BANK OF AMERICA, N.A.	4,537	—	—	4,537
BNP Paribas S.A.	66,156	(44,113)	—	22,043
Citibank N.A.	57,341	(43,450)	—	13,891
Goldman Sachs & Co.	42	—	—	42
JPMORGAN CHASE BANK	5,547	—	—	5,547
JPMorgan Chase Bank N.A.	165,933	(165,933)	—	—

Total	$314,661	$(268,601)	$—	$46,060

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2016.

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$288,771	$–	$288,771
Swap Contracts	12,765	–	12,765

Total	$301,536	$–	$301,536

Barings Funds Trust 2016 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2016 (Unaudited)

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL PLEDGED (a)	NET AMOUNT (b)
Bank of America N.A.	$31,344	$(15,105)	$–	$16,239
BNP Paribas S.A.	44,113	(44,113)	–	–
Citibank N.A.	43,450	(43,450)	–	–
JP MORGAN	4,549	–	–	4,549
JPMorgan Chase Bank N.A.	178,080	(165,933)	–	12,147

Total	$301,536	$(268,601)	$–	$32,935

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2016.

Emerging Markets Local Currency Debt Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$214,831	$–	$214,831
Swap Contracts	23,993	–	23,993

Total	$238,824	$–	$238,824

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
Bank of America N.A.	$20,890	$(20,890)	$–	$–
BNP Paribas S.A.	49,599	(21,207)	–	28,392
Citibank N.A.	39,614	(30,339)	–	9,275
Goldman Sachs & Co.	14,936	(384)	–	14,552
JPMorgan Chase Bank N.A.	113,785	(113,785)	–	–

Total	$238,824	$(186,605)	$–	$52,219

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2016.

Barings Funds Trust 2016 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2016 (Unaudited)

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$198,985	$–	$198,985
Swap Contracts	30,115	–	30,115

Total	$229,100	$–	$229,100

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL PLEDGED (a)	NET AMOUNT (b)
Bank of America N.A.	$38,235	$(20,890)	$–	$17,345
BNP Paribas S.A.	21,207	(21,207)	–	–
Citibank N.A.	30,339	(30,339)	–	–
Goldman Sachs & Co.	384	(384)	–	–
JPMorgan Chase Bank N.A.	138,935	(113,785)	–	25,150

Total	$229,100	$(186,605)	$–	$42,495

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2016.

Global High Yield Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$109,460	$–	$109,460

Total	$109,460	$–	$109,460

Barings Funds Trust 2016 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2016 (Unaudited)

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
Bank of America N.A.	$25,008	$–	$–	$25,008
Citibank N.A.	75,991	–	–	75,991
JPMorgan Chase Bank N.A.	8,461	(1,938)	–	6,523

Total	$109,460	$(1,938)	$–	$107,522

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2016.

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$2,354	$–	$2,354

Total	$2,354	$–	$2,354

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL PLEDGED (a)	NET AMOUNT (b)
Goldman Sachs & Co.	$416	$–	$–	$416
JPMorgan Chase Bank N.A.	1,938	(1,938)	–	–

Total	$2,354	$(1,938)	$–	$416

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2016.

L.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include valuation of currencies and adverse political and economic developments. Moreover, securities of many foreign companies, foreign governments, and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

Barings Funds Trust 2016 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2016 (Unaudited)

M.	Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for Federal income tax purposes, the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

N.	Counterparty Risk

The Funds seek to manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations. The Adviser monitors the financial stability of the Funds’ counterparties.

3.	Advisory Fee

The Funds have entered into an Investment Management Agreement (the “Agreement”) with the Adviser. Pursuant to the Agreement, the Funds have agreed to pay the Adviser a fee payable at the end of each calendar month as set forth below:

Global Floating Rate Fund	0.65% of average daily net assets
Global Credit Income Opportunities Fund	0.75% of average daily net assets
Active Short Duration Bond Fund	0.35% of average daily net assets
Total Return Bond Fund	0.40% of average daily net assets
Emerging Markets Blended Total Return Fund	0.75% of average daily net assets
Emerging Markets Local Currency Debt Fund	0.75% of average daily net assets
Global High Yield Fund	0.60% of average daily net assets
U.S. High Yield Fund	0.55% of average daily net assets

The Adviser has contractually agreed to waive and/or reimburse fees and/or expenses (excluding 12b-1 fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of securities and extraordinary expenses) such that total net annual operating expenses (including 12b-1 fees) for each class do not exceed the following rates:

	CLASS A	CLASS C	CLASS I	CLASS Y
Global Floating Rate Fund	1.00%	1.75%	0.75%	0.75%
Global Credit Income Opportunities Fund	1.20%	1.95%	0.95%	0.95%
Active Short Duration Bond Fund	0.65%	0.90%	0.40%	0.40%
Total Return Bond Fund	0.80%	1.55%	0.55%	0.55%
Emerging Markets Debt Blended Total Return Fund	1.20%	1.95%	0.95%	0.95%
Emerging Markets Local Currency Debt Fund	1.20%	1.95%	0.95%	0.95%
Global High Yield Fund	1.05%	1.80%	0.80%	0.80%
U.S. High Yield Fund	1.00%	1.75%	0.75%	0.75%

Pursuant to the expense waiver/reimbursement agreement, the Adviser is entitled to be reimbursed for any fees the Adviser waives and Fund expenses that the Adviser reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Adviser by a Fund will not cause the Fund to exceed any applicable expense limitation that is in place for the Fund.

The contractual management fee waiver and expense reimbursement agreements between the Funds and the Adviser will remain in effect until November 1, 2017 and may be terminated only upon the approval of the Funds’ Board of Trustees.

Subject to the supervision of the Adviser and the Board, BGA manages the investment and reinvestment of a portion of the assets of the Funds, as allocated from time to time to BGA. The Adviser (not the Funds) will pay a portion of the fees it receives to BGA in return for its services.

Barings Funds Trust 2016 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2016 (Unaudited)

The Adviser or its affiliates voluntarily agreed to waive certain fees for the Global Floating Rate Fund, the Total Return Bond Fund, the Emerging Markets Debt Blended Total Return Fund and the Emerging Markets Local Currency Debt Fund in order to maintain a minimum net investment income of not less than $0. Such arrangements may be discontinued by the investment adviser at any time. For the six months ended December 31, 2016 the amount of the waivers were $93, $2, $5,220, and $5,829, respectively.

4.	12b-1 Distribution and Service Plan

ALPS Distributors, Inc. (the “Distributor”) is the Distributor of the Funds’ shares as of December 31, 2016.

The Funds have adopted a Distribution and Shareholder Services Plan (the “Plan”), pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund’s Class A and Class C shares may compensate certain financial institutions, including the Distributor, for certain distribution and shareholder servicing activities. The Funds’ Class A shares may expend an aggregate amount, on an annual basis, not to exceed 0.25% of the value of the average daily net assets of a Fund attributable to Class A shares and 1.00% (0.50% for Active Short Duration Bond Fund) of the value of the average daily net assets of a Fund attributable to Class C shares. The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Funds’ shares and service activities.

Under its terms, the Funds’ Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of the Boards’ members and a majority of those Boards’ members who are not “interested persons” of the Funds and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

5.	Sales Charges and Commissions

For the year ended December 31, 2016, the amount of sales charges retained by the Distributor on sales of Class A and Class C shares of the Funds were as follows:

CLASS C
Global Floating Rate Fund	$2,238
Global Credit Income Opportunities Fund	201
Active Short Duration Bond Fund	40

For the year ended December 31, 2016, the Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers:

	DISTRIBUTOR COMMISSIONS	DEALERS’ CONCESSIONS
Global Floating Rate Fund	$484	$222,012
Global Credit Income Opportunities Fund	4,136	54,067
Active Short Duration Bond Fund	–	140
Total Return Bond Fund	–	–
Emerging Markets Debt Blended Total Return Fund	–	53
Emerging Markets Local Currency Debt Fund	–	–
Global High Yield Fund	23	1,074
U.S. High Yield Fund	–	59

6.	Administrator, Custody, and Transfer Agent Fees

The Funds have engaged State Street Bank and Trust (“SSB”) to serve as the Funds’ administrator, custodian, and fund accountant. SSB also served as transfer agent from the period July 1, 2015 to November 6, 2015. Effective November 7, 2015, the Funds engaged ALPS Fund Services, Inc. (“ALPS”) as transfer agent. For each of these services, the Funds have agreed to pay SSB and ALPS fees payable at the end of each calendar month pursuant to fee agreements between SSB, ALPS, and the Funds, respectively. For the six months ended December 31, 2016, the aggregate effective fee for the services was at the following annual rate of each Fund’s average daily managed assets:

Global Floating Rate Fund	0.38%
Global Credit Income Opportunities Fund	0.35%
Active Short Duration Bond Fund	0.25%
Total Return Bond Fund	0.48%
Emerging Markets Debt Blended Total Return Fund	0.88%
Emerging Markets Local Currency Debt Fund	1.36%
Global High Yield Fund	0.44%
U.S. High Yield Fund	0.39%

7.	Income Taxes

It is the Funds’ intention to qualify as a RIC under subchapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Barings Funds Trust 2016 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2016 (Unaudited)

The tax character of dividends paid to shareholders during the tax year ended June 30, 2016 was as follows:

	ORDINARY INCOME	NET LONG-TERM CAPITAL GAINS	TOTAL DISTRIBUTIONS PAID
Global Floating Rate Fund	$8,506,071	$–	$8,506,071
Global Credit Income Opportunities Fund	6,116,362	–	6,116,362
Active Short Duration Bond Fund	1,627,701	–	1,627,701
Total Return Bond Fund	732,690	1,864	734,554
Emerging Markets Debt Blended Total Return Fund	358,072	3,100	361,172

	ORDINARY INCOME	NET LONG-TERM CAPITAL GAINS	TOTAL DISTRIBUTIONS PAID
Emerging Markets Local Currency Debt Fund	$163,404	$–	$163,404
Global High Yield Fund	980,491	–	980,491
U.S. High Yield Fund	1,053,626	–	1,053,626

In accordance with the Regulated Investment Company Modernization Act of 2010, the Funds will carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) indefinitely. Post-enactment losses will also retain their character as either short-term or long-term and be utilized before any pre-enactment losses.

As of December 31, 2016, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

	COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
Global Floating Rate Fund	$171,695,299	$2,073,801	$(5,983,642)	$(3,909,841)
Global Credit Income Opportunities Fund	122,085,055	2,676,302	(5,232,308)	(2,556,006)
Active Short Duration Bond Fund	252,091,504	608,672	(1,409,854)	(801,182)
Total Return Bond Fund	31,113,744	303,892	(248,816)	55,076
Emerging Markets Debt Blended Total Return Fund	9,820,349	193,381	(411,704)	(218,323)
Emerging Markets Local Currency Debt Fund	4,803,872	186,223	(265,500)	(79,277)
Global High Yield Fund	26,085,360	988,202	(611,604)	376,598
U.S. High Yield Fund	30,414,834	1,369,207	(248,093)	1,121,114

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

Barings Funds Trust 2016 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2016 (Unaudited)

8.	Investment Transactions

Purchases and sales of securities (excluding short-term debt securities) for the year ended December 31, 2016 were as follows:

	PURCHASES	SALES	GOVERNMENT PURCHASES	GOVERNMENT SALES
Global Floating Rate Fund	$67,189,240	$76,748,633	$–	$–
Global Credit Income Opportunities Fund	43,556,056	22,606,343	–	–
Active Short Duration Bond Fund	102,848,816	57,828,094	128,619,572	60,623,100
Total Return Bond Fund	4,981,949	1,628,123	31,156,226	30,541,348
Emerging Markets Debt Blended Total Return Fund	5,107,284	3,372,807	–	–
Emerging Markets Local Currency Debt Fund	1,853,658	2,266,064	–	–
Global High Yield Fund	12,225,100	10,796,715	–	–
U.S. High Yield Fund	12,742,091	8,676,166	–	–

9.	Common Stock

Transactions in common stock for the year ended December 31, 2016 were as follows:

Global Floating Rate Fund

	FOR THE SIX MONTHS ENDED DECEMBER 31, 2016		FOR THE YEAR ENDED JUNE 30, 2016
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	1,809,249	$16,965,916	1,852,982	$17,065,312
Shares sold through reinvestments of distributions	56,305	530,002	32,710	300,004
Shares redeemed	(137,127)	(1,297,317)	(891,508)	(8,232,099)

Net increase	1,728,427	$16,198,601	994,184	$9,133,217

CLASS C
Shares sold	219,408	$2,064,160	373,886	$3,471,934
Shares sold through reinvestments of distributions	14,543	136,166	26,532	241,938
Shares redeemed	(125,143)	(1,165,680)	(223,482)	(2,060,431)

Net increase	108,808	$1,034,646	176,936	$1,653,441

CLASS I
Shares sold	2,195,701	$21,011,826	–	$82
Shares sold through reinvestments of distributions	3,209	30,739	19,954	191,130
Shares redeemed	(2,177,717)	(20,747,335)	(535,014)	(5,000,000)

Net increase (decrease)	21,193	$295,230	(515,060)	$(4,808,788)

CLASS Y
Shares sold	4,394,123	$41,417,567	6,086,197	$56,300,003
Shares sold through reinvestments of distributions	238,450	2,239,504	579,714	5,324,169
Shares redeemed	(7,950,420)	(74,824,919)	(6,374,723)	(59,038,968)

Net increase (decrease)	(3,317,847)	$(31,167,848)	291,188	$2,585,204

Barings Funds Trust 2016 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2016 (Unaudited)

Global Credit Income Opportunities Fund

	FOR THE SIX MONTHS ENDED DECEMBER 31, 2016		FOR THE YEAR ENDED JUNE 30, 2016
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	1,449,304	$13,318,671	649,098	$5,795,169
Shares sold through reinvestments of distributions	45,531	418,569	84,775	750,428
Shares redeemed	(554,522)	(5,025,835)	(668,631)	(5,921,877)

Net increase	940,313	$8,711,405	65,242	$623,720

CLASS C
Shares sold	124,711	$1,140,087	112,563	$1,006,877
Shares sold through reinvestments of distributions	10,185	93,460	17,988	158,913
Shares redeemed	(51,394)	(466,486)	(100,203)	(894,804)

Net increase	83,502	$767,061	30,348	$270,986

CLASS I
Shares sold	3,073	$27,397	–	$666
Shares sold through reinvestments of distributions	50	457	27,127	254,427
Shares redeemed	(1,510)	(13,652)	–	–

Net increase	1,613	$14,202	27,127	$255,093

CLASS Y
Shares sold	1,257,051	$11,488,654	3,557,814	$31,402,334
Shares sold through reinvestments of distributions	97,021	890,863	173,660	1,549,751
Shares redeemed	(486,469)	(4,459,558)	(1,205,725)	(10,634,355)

Net increase	867,603	$7,919,959	2,525,749	$22,317,730

Barings Funds Trust 2016 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2016 (Unaudited)

Active Short Duration Bond Fund

	FOR THE SIX MONTHS ENDED DECEMBER 31, 2016		PERIOD FROM JULY 8, 2015* THROUGH JUNE 30, 2016
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	7,412,384	$73,964,643	4,326,156	$42,899,831
Shares sold through reinvestments of distributions	61,147	609,321	18,550	184,208
Shares redeemed	(1,989,031)	(19,832,069)	(337,324)	(3,344,883)

Net increase	5,484,500	$54,741,895	4,007,382	$39,739,156

CLASS C
Shares sold	2,805	$28,000	47,683	$474,468
Shares sold through reinvestments of distributions	343	3,425	124	1,231
Shares redeemed	(1,909)	(19,025)	(22,061)	(218,571)

Net increase	1,239	$12,400	25,746	$257,128

CLASS I
Shares sold	10,010	$100,000	2,230,000	$22,300,000
Shares sold through reinvestments of distributions	–	–	4,437	44,099
Shares redeemed	(598,837)	(5,976,390)	(1,635,600)	(16,250,000)

Net increase (decrease)	(588,827)	$(5,876,390)	598,837	$6,094,099

CLASS Y
Shares sold	7,703,931	$76,804,149	14,461,202	$143,345,835
Shares sold through reinvestments of distributions	93,452	930,856	61,721	612,005
Shares redeemed	(3,339,782)	(33,286,346)	(3,527,796)	(35,004,030)

Net increase	4,457,601	$44,448,659	10,995,127	$108,953,810

*	Commencement of operations

Barings Funds Trust 2016 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2016 (Unaudited)

Total Return Bond Fund

	FOR THE SIX MONTHS ENDED DECEMBER 31, 2016		PERIOD FROM JULY 8, 2015* THROUGH JUNE 30, 2016
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	1,858	$19,007	20,626	$206,304
Shares sold through reinvestments of distributions	22	223	83	821
Shares redeemed	(412)	(4,094)	–	–

Net increase	1,468	$15,136	20,709	$207,125

CLASS C
Shares sold	–	$–	20,000	$200,000
Shares sold through reinvestments of distributions	–	–	61	596
Shares redeemed	–	–	–	–

Net increase	–	$–	20,061	$200,596

CLASS I
Shares sold	–	$–	1,230,000	$12,300,000
Shares sold through reinvestments of distributions	–	–	5,482	54,097
Shares redeemed	–	–	–	–

Net increase	–	$–	1,235,482	$12,354,097

CLASS Y
Shares sold	268,703	$2,693,405	1,271,976	$12,721,341
Shares sold through reinvestments of distributions	1,846	18,536	5,682	56,103
Shares redeemed	(9,642)	(96,395)	–	–

Net increase	260,907	$2,615,546	1,277,658	$12,777,444

*	Commencement of operations

Barings Funds Trust 2016 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2016 (Unaudited)

Emerging Markets Debt Blended Total Return Fund

	FOR THE SIX MONTHS ENDED DECEMBER 31, 2016		PERIOD FROM OCTOBER 21, 2015* THROUGH JUNE 30, 2016
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	–	$–	20,000	$200,000
Shares sold through reinvestments of distributions	–	–	6	62
Shares redeemed	–	–	–	–

Net increase	–	$–	20,006	$200,062

CLASS C
Shares sold	543	$5,318	20,000	$200,000
Shares sold through reinvestments of distributions	3	25	6	62
Shares redeemed	–	(1)	–	–

Net increase	546	$5,342	20,006	$200,062

CLASS I
Shares sold	–	$–	480,000	$4,800,000
Shares sold through reinvestments of distributions	–	–	156	1,488
Shares redeemed	–	–	–	–

Net increase	–	$–	480,156	$4,801,488

CLASS Y
Shares sold	2,383	$24,500	480,000	$4,800,000
Shares sold through reinvestments of distributions	10	93	156	1,488
Shares redeemed	(1,649)	(15,681)	–	–

Net increase	744	$8,912	480,156	$4,801,488

*	Commencement of operations

Barings Funds Trust 2016 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2016 (Unaudited)

Emerging Markets Local Currency Debt Fund

	FOR THE SIX MONTHS ENDED DECEMBER 31, 2016		PERIOD FROM DECEMBER 8, 2015* THROUGH JUNE 30, 2016
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	–	$–	10,000	$100,000
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	–	–

Net increase	–	$–	10,000	$100,000

CLASS C
Shares sold	–	$–	10,000	$100,000
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	–	–

Net increase	–	$–	10,000	$100,000

CLASS I
Shares sold	–	$–	240,000	$2,400,000
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	–	–

Net increase	–	$–	240,000	$2,400,000

CLASS Y
Shares sold	–	$–	240,000	$2,400,000
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	–	–

Net increase	–	$–	240,000	$2,400,000

*	Commencement of operations

Barings Funds Trust 2016 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2016 (Unaudited)

Global High Yield Fund

	FOR THE SIX MONTHS ENDED DECEMBER 31, 2016		PERIOD FROM OCTOBER 30, 2015* THROUGH JUNE 30, 2016
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	565	$5,820	10,000	$100,000
Shares sold through reinvestments of distributions	28	291	–	–
Shares redeemed	(146)	(1,491)	–	–

Net increase	447	$4,620	10,000	$100,000

CLASS C
Shares sold	8,858	$91,630	10,000	$100,000
Shares sold through reinvestments of distributions	500	5,125	–	–
Shares redeemed	(166)	(1,719)	–	–

Net increase	9,192	$95,036	10,000	$100,000

CLASS I
Shares sold	–	$–	1,240,000	$12,400,000
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	–	–

Net increase	–	$–	1,240,000	$12,400,000

CLASS Y
Shares sold	115,074	$1,190,086	1,253,790	$12,538,500
Shares sold through reinvestments of distributions	5,768	59,017	27	262
Shares redeemed	(3,181)	(33,513)	–	–

Net increase	117,661	$1,215,590	1,253,817	$12,538,762

*	Commencement of operations

Barings Funds Trust 2016 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2016 (Unaudited)

U.S. High Yield Fund

	FOR THE SIX MONTHS ENDED DECEMBER 31, 2016		PERIOD FROM OCTOBER 30, 2015* THROUGH JUNE 30, 2016
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	274,361	$2,858,871	20,304	$202,500
Shares sold through reinvestments of distributions	6,253	65,146	11	107
Shares redeemed	(85,744)	(905,713)	–	–

Net increase	194,870	$2,018,304	20,315	$202,607

CLASS C
Shares sold	568	$5,933	10,000	$100,000
Shares sold through reinvestments of distributions	12	123	–	–
Shares redeemed	(1)	(12)	–	–

Net increase	579	$6,044	10,000	$100,000

CLASS I
Shares sold	–	$–	1,458,295	$14,500,000
Shares sold through reinvestments of distributions	11,742	122,182	7,352	72,465
Shares redeemed	–	–	–	–

Net increase	11,742	$122,182	1,465,647	$14,572,465

CLASS Y
Shares sold	111,039	$1,164,845	1,249,862	$12,500,000
Shares sold through reinvestments of distributions	4,384	45,617	18	187
Shares redeemed	(536)	(5,585)	–	–

Net increase	114,887	$1,204,877	1,249,880	$12,500,187

*	Commencement of operations

10.	Line of Credit

During the six months ended December 31, 2016, the Trust (the “Borrower”) entered into a Credit Agreement (the “Credit Agreement”) with State Street Bank and Trust Company (the “Bank”). The Credit Agreement provides for a revolving credit facility of $40,000,000 (the “Facility Amount”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. Per the Credit Agreement, outstanding principal on the loan shall bear interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect on the day of the borrowing plus 1.25% and (b) the Overnight LIBOR rate as in effect on the day of the borrowing plus 1.25%. In addition, the Borrower shall pay to the Bank a commitment fee at the rate of 0.25% per annum on the daily unused portion of the Facility Amount. As of

December 31, 2016, there were no loans outstanding pursuant to the Credit Agreement.

11.	Subsequent Events

Management has considered the circumstances under which the Funds should recognize or make disclosures regarding events or transactions occurring subsequent to December 31, 2016 through the date the financial statements were issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

Barings Funds Trust1 2016 Semi-Annual Report

RENEWAL OF INVESTMENT MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENTS

The Investment Company Act of 1940 (the “1940 Act”) requires that a majority of both the full Board of Trustees and the Trustees who are not interested persons of the Trust, as defined under the 1940 Act (“Independent Trustees”), voting separately, annually approve the continuation of the Investment Management Agreement between Barings Funds Trust (the “Trust”), on behalf of each of its eight series funds (the “Funds”), and Barings LLC (“Barings”) (the “Management Agreement”), the Sub-Advisory Agreement between Barings and Barings Global Advisers Limited (formerly, Babson Capital Global Advisors Limited) (“BGA”) (the “BGA Sub-Advisory Agreement”) and the Sub-Advisory Agreement between Barings and Barings Real Estate Advisers LLC (formerly, Cornerstone Real Estate Advisers LLC) (“BREA”) (the “BREA Sub-Advisory Agreement,” and together with the Management Agreement and the BGA Sub-Advisory Agreement, the “Agreements”). The Trustees considered matters bearing on the Funds and the Agreements at their meetings throughout the year, including a review of the Funds’ performance at each regular meeting. At meetings held on May 5, 2016 and July 18, 2016 (the “Meetings”), the Trustees met for the purpose of considering whether to approve the continuation of the Agreements for the Funds. The Trustees’ review process and considerations in approving the Agreements are summarized below.

Prior to the Meetings, the Trustees requested and received from Ropes & Gray LLP, counsel to the Funds, a memorandum describing the Trustees’ legal responsibilities in connection with their review and approval of the Agreements. The Independent Trustees requested and received a similar memorandum from Morgan, Lewis & Bockius LLP, independent legal counsel to the Independent Trustees. The Independent Trustees met prior to the July Board meeting with independent legal counsel to discuss their duties, the memoranda and the Agreements. The Trustees noted that they initially approved the Agreements for Barings Global Credit Income Opportunities Fund and Barings Global Floating Rate Fund in July 2013, and that they initially approved the Agreements for Barings Active Short Duration Bond Fund, Barings Emerging Markets Debt Blended Total Return Fund, Barings Emerging Markets Local Currency Debt Fund, Barings Global High Yield Fund, Barings Total Return Bond Fund and Barings U.S. High Yield Fund in January 2015. The Trustees also requested and received from Barings extensive written and oral information regarding various matters including: the principal terms of the Agreements; Barings and its personnel; the Funds’ investment performance, including comparative performance information; the nature and quality of the services provided by Barings to the Funds; the financial strength of Barings; the fee arrangements between Barings and each Fund and each Fund’s fee and expense information, including comparative fee and expense information; the profitability of the Agreements to Barings; and the potential “fallout” benefits to Barings resulting from the Agreements.

The Trustees’ conclusion as to the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board and not the result of any single issue. Some of the more significant factors that influenced the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to different factors. It is also important to recognize that the Board’s review of the Agreements is the result of ongoing review and discussion, rather than a single discussion. The Trustees’ conclusions may be based, in part, on their consideration of these arrangements throughout the year and in prior years.

The Trustees considered the terms of the Agreements, including the scope of the advisory and non-advisory services provided under the Agreements or otherwise. In evaluating the nature, scope and quality of the services provided by Barings to Barings Emerging Markets Local Currency Debt Fund and Barings U.S. High Yield Fund; by Barings and BGA to Barings Emerging Markets Debt Blended Total Return Fund, Barings Global Credit Income Opportunities Fund, Barings Global Floating Rate Fund and Barings Global High Yield Fund (“BGA Funds”); and by Barings and BREA to Barings Active Short Duration Fund and Barings Total Return Bond Fund (“BREA Funds”), the Trustees considered the specific responsibilities of each of Barings, BGA and BREA in the day-to-day management of the Fund, the qualifications, experience and

[1]	On September 12, 2016, the name of the “Babson Capital Funds Trust” changed to the “Barings Funds Trust” and the names of its eight series funds also changed from “Babson” to “Barings”. The name change was intended to clarify the Trust’s relationship to Babson Capital Management LLC, its investment adviser, which also changed its name to “Barings LLC”. The name changes were effected in connection with Babson Capital’s combination with two of its subsidiaries, BREA and Wood Creek Capital Management, and its sister company, Baring Asset Management Limited.

Barings Funds Trust 2016 Semi-Annual Report

RENEWAL OF INVESTMENT MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENTS (CONTINUED)

responsibilities of the portfolio managers and other key personnel who are involved in the day-to-day management of the Fund, the ability of each of Barings, BGA and BREA to attract and retain high-quality personnel, and the organizational depth and stability of each of Barings, BGA and BREA. The Trustees also considered the trading capabilities of each of Barings, BGA and BREA.

The Trustees reviewed the Funds’ investment performance, as well as the performance of peer groups of funds, over various time periods, using information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) (formerly known as Lipper Inc.) and Barings. The Trustees noted that the total return performance of Barings Global Floating Rate Fund’s and Babson Global Credit Income Opportunities Fund’s shares ranked in the 4th quintile of their respective Broadridge performance universes for the one-year period ended March 31, 2016 (the 1st quintile being the best performers and the 5th quintile being the worst performers). The Trustees noted that the remaining six Funds had commenced operations on July 8, 2015 or later, and had limited or no operating histories and performance records. For these Funds, the Trustees reviewed the year-to-date returns as of March 31, 2016. Of their respective Broadridge performance universes: U.S. High Yield Fund ranked in the 2nd quintile; Global High Yield Fund ranked in the 3rd quintile; Active Short Duration Bond Fund ranked in the 1st quintile; Total Return Bond Fund ranked in the 2nd quartile; Emerging Markets Debt Blended Total Return Fund ranked in the 5th quintile; and Emerging Markets Local Currency Debt ranked in the 1st quintile. In the course of their deliberations, the Trustees also took into account information provided by Barings during investment review meetings conducted with portfolio management personnel during the course of the year. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with the performance achieved by Barings, BGA and BREA.

The Trustees considered the investment management fee paid by each Fund to Barings pursuant to the Management Agreement. The Trustees noted that Barings (and not the BGA Funds) pays BGA its sub-advisory fee under the BGA Sub-Advisory Agreement and that Barings (and not the BREA Funds) pays BREA its sub-advisory fee under the BREA Sub-Advisory Agreement. In assessing the reasonableness of the fee paid by the Funds under the Management Agreement, the Trustees considered, among other information, each Fund’s advisory fee and the total expense ratio for the Fund’s shares as a percentage of net asset value and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the Broadridge data (which takes into account any fee reductions or expense limitations that were in effect during the last fiscal year), for each of Barings Global Floating Rate Fund and Barings Global High Yield Fund, its effective advisory fee rate was lower than the Broadridge expense group median and its total expense ratio was approximately at the Broadridge expense group median. The Trustees considered that, according to the Broadridge data, for each of Barings Global Credit Income Opportunities Fund and Barings Emerging Markets Local Currency Debt Fund, its effective advisory fee rate was lower than the Broadridge expense group median and its total expense ratio was above the Broadridge expense group median. The Trustees considered that, according to the Broadridge data, for each of Barings U.S. High Yield Fund, Barings Active Short Duration Bond Fund and Barings Total Return Bond Fund, its effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median. The Trustees also considered that, according to the Broadridge data, Barings Emerging Markets Debt Blended Total Return Fund’s effective advisory fee rate approximately at the Broadridge expense group median and its total expense ratio was above the Broadridge expense group median.

The Trustees then considered that, as each Fund’s assets increase, each Fund and its shareholders would be expected to realize economies of scale as certain expenses, such as fixed operating costs, become a smaller percentage of overall assets. They considered the extent to which any such savings would benefit shareholders and Barings’s statement that it would consider proposing breakpoints in the management fee payable by a Fund once a Fund approached the break-even point. The Trustees noted that Barings has instituted caps on expenses that insulate shareholders from the effects on expenses of the Funds’ relatively small size.

The Trustees reviewed information prepared by Barings regarding Barings’s costs of managing the Funds, and the profitability of the Management Agreement to Barings. In considering the profitability of Barings, the Board noted that BGA and BREA are affiliates of Barings and are paid by Barings, and, therefore, did not consider their profitability separately. The Trustees then considered potential “fall-out” benefits to Barings and its affiliates as a result of Barings’s relationship with BFT. The Board concluded that, in light of the expected costs of providing investment management and other services to BFT

Barings Funds Trust 2016 Semi-Annual Report

RENEWAL OF INVESTMENT MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENTS (CONTINUED)

and Barings’ commitment to cap the expenses of each Fund, the other ancillary benefits that Barings and its affiliates expect to receive supported the approval of the Agreements. The Trustees concluded that, at this time, and in light of the nature, extent and quality of the respective services expected to be provided by Barings, the fee rates and expenses of each Fund supported the approval of the Management Agreement, the BGA Sub-Advisory Agreement and the BREA Sub-Advisory Agreement.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the Independent Trustees, concluded that the Management Agreement, the BGA Sub-Advisory Agreement and the BREA Sub-Advisory Agreement should be continued for an additional one-year period through July 31, 2017.

    Barings Funds Trust

Item 2.	Code of Ethics.

Not applicable to this semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to this semi-annual report.

Item 6.	Schedule of Investments.

(a)	The Registrant’s Consolidated Schedule of Investments as of the close of the reporting period is included in the Semi-Annual Report to Shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Investment Management Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”), are effective as of a date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act are attached hereto.

Exhibit 99.1 Cert
Exhibit 99.2 Cert

(a)(3)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act is attached hereto.

Exhibit 99.906 Cert

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Barings Funds Trust

By (Signature and Title)	/s/ Duncan Robertson
Duncan Robertson, President (Principal Executive Officer)

Date March 10, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Duncan Robertson
Duncan Robertson, President (Principal Executive Officer)

Date March 10, 2017

By (Signature and Title)	/s/ Carlene Pollock
Carlene Pollock, Chief Financial Officer (Principal Financial Officer)

Date March 10, 2017